                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21038
                                                      ---------

                          MLIG Variable Insurance Trust
                          -----------------------------
               (Exact name of registrant as specified in charter)

                 1300 Merrill Lynch Drive, Pennington, NJ 08534
                 ----------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Barry G. Skolnick
                            1300 Merrill Lynch Drive
                              Pennington, NJ 08534
                              --------------------
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code: 609-274-5390
                                                    ------------

Date of fiscal year end: December 31

Date of reporting period: January 1, 2005 to June 30, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

MLIG VARIABLE INSURANCE TRUST


ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO

ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO

ROSZEL/MLIM RELATIVE VALUE PORTFOLIO

ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO

ROSZEL/INVESCO-NAM LARGE CAP CORE PORTFOLIO

ROSZEL/NICHOLAS-APPLEGATE LARGE CAP GROWTH PORTFOLIO

ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO

ROSZEL/SENECA LARGE CAP GROWTH PORTFOLIO

ROSZEL/KAYNE ANDERSON RUDNICK MID CAP VALUE PORTFOLIO

ROSZEL/FRANKLIN MID CAP GROWTH PORTFOLIO

ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO

ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO

ROSZEL/LAZARD INTERNATIONAL PORTFOLIO

ROSZEL/WILLIAM BLAIR INTERNATIONAL PORTFOLIO

ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO

ROSZEL/MLIM FIXED-INCOME PORTFOLIO


SEMI-ANNUAL REPORT
JUNE 30, 2005

To Our Shareholders:

In our letter six months ago, we spoke of "continuing concern over possible long-term interest rate increases" and "expectations for steady but slower earnings growth." Steady but slower growth has become a reality, but higher interest rates have not materialized. After seeing a strong upswing in most major financial markets to end 2004, the managers of the portfolios of the MLIG Variable Insurance Trust have been confronted by confusing market action with prices moving mostly sideways thus far in 2005.

In the fixed income markets, those predicting higher rates have been confounded again. After rising to slightly over 4.5% in the first quarter, the rate on the 10-year Treasury declined to under 4.0% by the end of the second quarter. Plenty of demand for bonds (particularly from our Asian trading partners needing a home for their growing dollar reserves) and a continuing perception of excess global productive capacity (preventing growth from accelerating in the developed economies) have kept a lid on long-term rates - even as the Federal Reserve keeps up its pressure on short-term rates.

The persistence of a low yield on the 10-year Treasury has not prevented some retrenchment in the corporate and high yield bond markets. In 2005, unlike recent years, these sectors have not enjoyed a buoyant equity market and face mild concerns about a turn in the credit cycle. As Treasuries (measured by the Merrill Lynch U.S. Treasury Master Bond Index) returned 3.2% for the first half of 2005, corporate bonds (Merrill Lynch U.S. Corporate Master Bond Index) returned 2.5%, and high yield (Merrill Lynch U.S. High Yield Master Bond II Index) only 1.2%.

Continuing the upward trend of 2004, oil prices have climbed to all time highs. The Federal Reserve persists in its rate tightening. The U.S. is experiencing huge deficits. International security concerns remain an issue. Nonetheless, the U.S. continues to enjoy what has been dubbed a "Goldilocks" economy - not too hot, not too cold. The growth in corporate earnings that has driven the equity markets for several years is slowing but still positive. Against this backdrop, the S&P 500 Index has posted a small loss of 0.8% for the first six months of the year.

Opportunities to add value have been rather limited. Energy, utilities and health care, which are the only sectors that significantly outperformed the S&P, do not offer portfolio managers much ability to select a properly diversified portfolio. Performance differences by market capitalization and style were rather narrow. Midcap value stocks (Russell Midcap Value Index) were tops, returning 5.5%, and small cap growth stocks (Russell 2000 Growth Index) were worst, losing 3.6%.

Investors looking for a resurgence of larger cap growth and technology stocks continue to be frustrated by the market's enduring value bias. Those looking for a rotation to higher quality stocks have seen them perform on a par with the broader market. Lower risk (low beta) stocks and stocks with more reasonable valuations (low P/E) have had good relative performance.

International equities in the developed markets (where equity valuations are lower than the U.S., but economic activity is lagging) have not fared much differently. The MSCI EAFE Index is off 0.9%, almost in lockstep with the S&P 500 Index.

Part of our function is the ongoing review and evaluation of the Trust's sub-advisors, who in turn handle the day-to-day management of each Portfolio's investments. Sometimes we find it necessary to shift responsibility for a Portfolio to a different sub-advisor, which we think may be better able to generate the strong performance with appropriate risk levels that we desire for our shareholders. On May 1, 2005, we changed sub-advisors for two of the Trust's Portfolios, and each Portfolio now reflects the name of its new sub-advisor. Kayne Anderson Rudnick Investment Management assumed responsibility for the Portfolio formerly managed by Valenzuela Capital Partners. Changes in the portfolio management team and the performance of the portfolio were the root causes. Franklin Portfolio Advisors commenced management of the portfolio that had previously been managed by Seneca Capital Management. Portfolio performance was the primary motivation for the change.

The forgoing comments set the stage for what follows. On subsequent pages we offer comments on each of the individual portfolios of the Trust, penned by the sub-advisors that manage them on a day-to-day basis. These will give you a more detailed view of the factors that shaped performance for the first half of 2005. Thank you for the chance to serve your investment needs and for your continued confidence.

Roszel Advisors, LLC.                              MLIG Variable Insurance Trust


/s/ John R. Manetta                                /s/ Michael P. Cogswell

John R. Manetta                                    Michael P. Cogswell
President and Chief Investment Officer             President

   THE VIEWS EXPRESSED IN THE "PORTFOLIO MANAGER'S COMMENTARY" FOR EACH PORTFOLIO OF THE TRUST ARE THOSE OF THE PORTFOLIO'S INVESTMENT MANAGER AND ARE NOT NECESSARILY THE OPINIONS OF ROSZEL ADVISORS, LLC OR THE INVESTMENT MANAGER OF ANY OTHER PORTFOLIO OF THE TRUST. THE VIEWS AND PORTFOLIO HOLDINGS ARE AS OF JUNE 30, 2005, AND MAY HAVE CHANGED SINCE THAT DATE.

   IN ADDITION TO HISTORICAL INFORMATION, THE PORTFOLIO MANAGER'S COMMENTARY FOR A PORTFOLIO MAY INCLUDE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS MAY DISCUSS THE IMPACT OF DOMESTIC AND FOREIGN MARKETS, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS, AND GOVERNMENTAL REGULATIONS OF THE PORTFOLIO AND ITS HOLDINGS. SUCH STATEMENTS ARE SUBJECT TO UNCERTAINTY AND THE IMPACT ON A PORTFOLIO MAY BE MATERIALLY DIFFERENT FROM WHAT IS DESCRIBED HEREIN. THE INVESTMENT MANAGER OF A PORTFOLIO HAS NO OBLIGATION TO UPDATE OR REVISE THESE STATEMENTS.

   INVESTMENT IN A PORTFOLIO OF THE TRUST IS SUBJECT TO INVESTMENT RISK, INCLUDING LOSS OF PRINCIPAL. FOR A DETAILED DESCRIPTION OF THE RISKS ASSOCIATED WITH A PARTICULAR PORTFOLIO, PLEASE REFER TO THE PROSPECTUS FOR THE TRUST.

TABLE OF CONTENTS

PORTFOLIO EXPENSES, PORTFOLIO MANAGER'S COMMENTARY, PERFORMANCE INFORMATION,
   PORTFOLIO SUMMARY AND SCHEDULE OF INVESTMENTS:

   Notes to Performance Information                                                                               4

   About Your Portfolio's Expenses                                                                                5

   Roszel/Lord Abbett Large Cap Value Portfolio                                                                   7
   Roszel/Levin Large Cap Value Portfolio                                                                        12
   Roszel/MLIM Relative Value Portfolio                                                                          16
   Roszel/Fayez Sarofim Large Cap Core Portfolio                                                                 21
   Roszel/INVESCO-NAM Large Cap Core Portfolio                                                                   25
   Roszel/Nicholas-Applegate Large Cap Growth Portfolio                                                          29
   Roszel/Rittenhouse Large Cap Growth Portfolio                                                                 34
   Roszel/Seneca Large Cap Growth Portfolio                                                                      38
   Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio                                                         43
   Roszel/Franklin Mid Cap Growth Portfolio                                                                      47
   Roszel/NWQ Small Cap Value Portfolio                                                                          52
   Roszel/Delaware Small-Mid Cap Growth Portfolio                                                                56
   Roszel/Lazard International Portfolio                                                                         60
   Roszel/William Blair International Portfolio                                                                  63
   Roszel/Lord Abbett Government Securities Portfolio                                                            66
   Roszel/MLIM Fixed-Income Portfolio                                                                            69

STATEMENTS OF ASSETS AND LIABILITIES                                                                             73

STATEMENTS OF OPERATIONS                                                                                         77

STATEMENTS OF CHANGES IN NET ASSETS                                                                              81

STATEMENT OF CASH FLOWS                                                                                          89

FINANCIAL HIGHLIGHTS                                                                                             90

NOTES TO FINANCIAL STATEMENTS                                                                                    99

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS                                                             106

MLIG VARIABLE INSURANCE TRUST
NOTES TO PERFORMANCE INFORMATION

Performance information for each Portfolio of the MLIG Variable Insurance Trust as shown on the following pages, compares each Portfolio's performance to that of one or more broad-based securities indexes. The indexes are unmanaged, not subject to fees and expenses associated with actively-managed mutual funds and not available for direct investment. Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for each Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements, if any (see Notes to Financial Statements). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. Past results shown should not be considered a representation of future performance.

DESCRIPTION OF SECURITIES INDEXES

MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

MERRILL LYNCH U.S. GOVERNMENT MASTER BOND INDEX measures the performance of U.S. government and government agency bonds

MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI") EAFE INDEX is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East.

RUSSELL 1000 INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

RUSSELL 1000 GROWTH INDEX measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000 VALUE INDEX measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2000 GROWTH INDEX measures the performance of the small-cap growth segment of the U.S. equity universe.

RUSSELL 2000 VALUE INDEX measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500 INDEX measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2500 GROWTH INDEX measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2500 VALUE INDEX measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 3000 INDEX is a broad market index, which represents approximately 98% of the U.S. equity market.

RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index.

RUSSELL MIDCAP GROWTH INDEX measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values.

RUSSELL MIDCAP VALUE INDEX measures the performance of companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

MLIG VARIABLE INSURANCE TRUST
ABOUT YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

Each Portfolio of the Trust serves as an investment option for variable annuity or variable life insurance contract owners ("contract investment options"). As a contract owner investing in a Portfolio, you incur ongoing Portfolio costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other contract investment options.

The examples below are based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2005 and are held for the entire six-month period. The examples do not reflect variable annuity or variable life insurance contract fees and charges, such as sales charges (loads), insurance charges or administrative charges ("contract fees and charges"). If contract fees and charges were included, the costs shown would be higher.

BASED ON ACTUAL PORTFOLIO RETURN

The section below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the Portfolio expenses you paid on your account during this period.

                                                           BEGINNING         ENDING        EXPENSES PAID     ANNUALIZED
                                                            ACCOUNT          ACCOUNT      DURING PERIOD*      SIX-MONTH
                                                             VALUE            VALUE           1/1/05-          EXPENSE
                                                            1/1/05           6/30/05          6/30/05           RATIO
                                                        --------------   --------------   --------------   --------------
   Roszel/Lord Abbett Large Cap
      Value Portfolio                                   $     1,000.00   $       971.30   $         5.33             1.09%
   Roszel/Levin Large Cap Value Portfolio                     1,000.00           992.30             5.19             1.05
   Roszel/MLIM Relative Value Portfolio                       1,000.00           985.60             5.42             1.10
   Roszel/Fayez Sarofim Large Cap
      Core Portfolio                                          1,000.00         1,003.20             5.46             1.10
   Roszel/INVESCO-NAM Large Cap
      Core Portfolio                                          1,000.00           965.20             5.36             1.10
   Roszel/Nicholas-Applegate Large Cap
      Growth Portfolio                                        1,000.00           997.90             5.25             1.06
   Roszel/Rittenhouse Large Cap
      Growth Portfolio                                        1,000.00           968.50             5.37             1.10
   Roszel/Seneca Large Cap
      Growth Portfolio                                        1,000.00           945.50             5.11             1.06
   Roszel/Kayne Anderson Rudnick
      Mid Cap Value Portfolio                                 1,000.00           961.50             5.35             1.10
   Roszel/Franklin Mid Cap
      Growth Portfolio                                        1,000.00         1,026.70             5.43             1.08
   Roszel/NWQ Small Cap Value Portfolio                       1,000.00           988.50             5.42             1.10
   Roszel/Delaware Small-Mid Cap
      Growth Portfolio                                        1,000.00           966.90             5.51             1.13
   Roszel/Lazard International Portfolio                      1,000.00           983.00             5.65             1.15
   Roszel/William Blair
      International Portfolio                                 1,000.00           996.40             5.69             1.15
   Roszel/Lord Abbett Government
      Securities Portfolio                                    1,000.00         1,027.40             4.78             0.95
   Roszel/MLIM Fixed-Income Portfolio                         1,000.00         1,013.80             4.74             0.95

----------
   * THESE CALCULATIONS ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL HALF-YEAR. THE DOLLAR AMOUNTS SHOWN AS "EXPENSES PAID DURING PERIOD" ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

BASED ON HYPOTHETICAL RETURN

The section below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information to compare the ongoing costs of investing in the Portfolio and other contract investment options. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other contract investment options.

                                                           BEGINNING         ENDING        EXPENSES PAID     ANNUALIZED
                                                            ACCOUNT          ACCOUNT      DURING PERIOD*      SIX-MONTH
                                                             VALUE            VALUE           1/1/05-          EXPENSE
                                                            1/1/05           6/30/05          6/30/05           RATIO
                                                        --------------   --------------   --------------   --------------
   Roszel/Lord Abbett Large Cap
      Value Portfolio                                   $     1,000.00   $     1,019.39   $         5.46             1.09%
   Roszel/Levin Large Cap Value Portfolio                     1,000.00         1,019.59             5.26             1.05
   Roszel/MLIM Relative Value Portfolio                       1,000.00         1,019.34             5.51             1.10
   Roszel/Fayez Sarofim Large Cap
      Core Portfolio                                          1,000.00         1,019.34             5.51             1.10
   Roszel/INVESCO-NAM Large Cap
      Core Portfolio                                          1,000.00         1,019.34             5.51             1.10
   Roszel/Nicholas-Applegate Large Cap
      Growth Portfolio                                        1,000.00         1,019.54             5.31             1.06
   Roszel/Rittenhouse Large Cap
      Growth Portfolio                                        1,000.00         1,019.34             5.51             1.10
   Roszel/Seneca Large Cap
      Growth Portfolio                                        1,000.00         1,019.54             5.31             1.06
   Roszel/Kayne Anderson Rudnick
      Mid Cap Value Portfolio                                 1,000.00         1,019.34             5.51             1.10
   Roszel/Franklin Mid Cap
      Growth Portfolio                                        1,000.00         1,019.44             5.41             1.08
   Roszel/NWQ Small Cap Value Portfolio                       1,000.00         1,019.34             5.51             1.10
   Roszel/Delaware Small-Mid Cap
      Growth Portfolio                                        1,000.00         1,019.19             5.66             1.13
   Roszel/Lazard International Portfolio                      1,000.00         1,019.09             5.76             1.15
   Roszel/William Blair
      International Portfolio                                 1,000.00         1,019.09             5.76             1.15
   Roszel/Lord Abbett Government
      Securities Portfolio                                    1,000.00         1,020.08             4.76             0.95
   Roszel/MLIM Fixed-Income Portfolio                         1,000.00         1,020.08             4.76             0.95

----------
   * THESE CALCULATIONS ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL HALF-YEAR. THE DOLLAR AMOUNTS SHOWN AS "EXPENSES PAID DURING PERIOD" ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET REVIEW

  Under the weight of waning fiscal stimulus and rising energy prices, real Gross Domestic Product (GDP) moderated during the first half of 2005 to about a 3.7% annualized rate from a 4.4% rate in 2004. Contributing to this still above-trend growth rate of economic activity, consumer spending during the first half grew slightly faster than its 30-year average, business spending expanded at near double-digit rates, while residential housing demand surged on continued declines in mortgage rates. Although corporate fundamentals remained strong, this modest economic slowing, rising energy prices, and increasing short-term interest rates raised investor concerns so that in the six-month period ended June 30, 2005, equities were caught in a sea of confluences and drifted marginally lower.

  Perhaps the most significant development in the first half of 2005 was the flattening of the yield curve, the distribution of Treasury bond yields across maturities. Federal Reserve Board (the Fed) Chairman Alan Greenspan now famously referred to the failure of long-term yields to adjust upward with the Fed's tightening campaign as a "conundrum." Specifically, although the Fed raised short-rates 100 basis points, long-term yields declined by about 25 basis points. So although the Fed desired to extract excess liquidity from the economy, borrowing costs actually fell.

  With the decline in long-term yields, mortgages rates also softened, which lifted housing demand. The surge in residential investments sent median home prices soaring at the fastest rate in 25 years. Ultimately, fears of a real estate bubble helped to pare equity gains despite the still-strong economy and corporate earnings reports. Indeed, were it not for steady earnings growth and the surging corporate cash flows that accompanied them, equities would surely have suffered more under the weight of such concerns. As it is, these still-positive fundamentals allowed the market, later in the second quarter, to rebound almost enough to recover its earlier losses.

  Using the S&P 500 Index as a proxy, the preliminary figures on corporate earnings show an expansion of some 15% from year-ago levels, significantly outstripping its lagging equity prices, bringing down its price-to-earnings ratio to the lowest level since 1997, and developing good value, especially relative to still low yields in the bond market. In the first two months of 2005, surging crude prices lifted the earnings of energy companies and their equities. Interestingly, the utilities sector, which tends to outperform in periods of economic weakness, was the second best performing sector in the large-cap dominated S&P 500 Index. And although consumer spending grew unrelentingly in the face of a series of adverse shocks, consumer discretionary stocks stumbled, effectively ignoring the consumer's vitality. The worst performing sector was clearly materials, as the cost of raw goods eroded the earnings power of their otherwise robust revenue growth. Correspondingly, risk-averse investors and their value bias fared much better than those seeking to capture a premium over the undervalued market by purchasing "growthier" names. In a clear shift to dividends and defensive sectors, mid-caps dominated the capitalization spectrum, trailed by large-caps, and then small-caps.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

  Stock selection within the producer durables sector detracted from performance relative to the Russell 1000 Value Index during the six-month period ended June 30, 2005. Stocks within this sector were negatively affected due to the impact of high energy costs and concerns among some about a possible economic slowdown. These concerns are reflected in stock prices and are somewhat overdone. Early in the six-month period ended June 30, 2005, Deere (2.5% of Portfolio weighting) met profit expectations, but concerns (which we do not embrace) arose about the sustainability of current strong farm equipment sales. Xerox (1.0% of Portfolio weighting) did not meet first quarter profit expectations due to declines in equipment sales, but recovered recently on analyst upgrades. Within the consumer discretionary sector, Comcast (1.7% of Portfolio weighting) hurt performance as shares fell early in the second quarter due to a lowered earnings forecast and the acquisition of Adelphia. In addition, the Portfolio's underweight within the integrated oils sector, relative to the Index, detracted from performance. Finally, Tyco International (0.8% of Portfolio weighting) and Eaton (1.6% of Portfolio weighting) both lowered earnings forecasts for the remainder of 2005, which caused share prices to drop.

  Stock selection within the information technology sector contributed positively to performance during the six-month period ended June 30, 2005. Apple Computer (0.0% of Portfolio weighting) and Motorola (2.8% of Portfolio weighting) both experienced strong product sales. Stock selection within the auto and transportation sector also helped performance where the Portfolio avoided the worst falls of the autos during the middle of the six-month period ended June 30, 2005.

  In looking forward we anticipate an environment with pockets of real strength and others of weakness. Overall profits will continue their upward trend, but specific industries and companies are doing far better than some that have suffered disappointments. Today's environment is a very mixed picture, and we have had our portion of good investments as well as other companies that have stumbled.

  The Portfolio holds many companies marked by limited capacity in the face of rising final demand for their products. This translates into pricing power, and pricing power generally leads to higher earnings and stock prices, especially if coupled with cheap stocks. At the same time we continue to reduce exposure in industries and companies that are over earning and have excess capacity. Banks are a particular case in point.

  Many companies in the Portfolio are seriously under earning relative to their potential and catalysts are in place, such as new management, that may lead to real improvement in profits. These are unique pockets of opportunity that may pay off well. Among these are industrial and capital goods companies, together with some basic materials companies. Despite overcapacity within the technology sector, there are some select opportunities where new but proven management is at the helm and hard at work to potentially raise profitability.

  Health care was the second largest sector weighting at the end of the second quarter. Historically, good quality health care companies tended to sell at high prices and growth valuations. Today, the opposite is true. A drought in new product introductions, patent expirations, product recalls, and various other well publicized events have occurred, driving valuations down to levels unseen for decades. Not well publicized are enormous research efforts that have tended over time to yield important new therapies, leading to major profit gains. Investors can buy high quality pharmaceutical companies today at valuations below many regulated electric utilities. This is a unique and an extraordinary investment opportunity in our view.

  THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, LORD, ABBETT & CO. LLC.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                        SINCE
                                                      SIX MONTHS++      ONE YEAR      INCEPTION+
                                                      ------------    ------------    ----------
Roszel/Lord Abbett Large Cap Value Portfolio                 (2.87)%          5.59%        12.31%
S&P 500 Index                                                (0.81)%          6.32%         8.28%
Russell 1000 Value Index                                      1.76%          14.06%        11.00%

----------
*   SEE NOTES TO PERFORMANCE INFORMATION.
+   JULY 1, 2002.
++  NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                                        PERCENTAGE
TOP TEN HOLDINGS**                     OF NET ASSETS
-----------------------------------   ---------------
Exxon Mobil Corp.                                 6.6%
General Electric Co.                              2.9
Wyeth                                             2.8
Motorola, Inc.                                    2.8
Deere & Co.                                       2.5
Praxair, Inc.                                     2.4
Kraft Foods, Inc. (Class A)                       2.4
Walt Disney Co.                                   2.3
Novartis AG, ADR                                  2.2
Citigroup, Inc.                                   2.1
-----------------------------------   ---------------
  Total                                          29.0%

                                        PERCENTAGE
HOLDINGS BY SECTOR                     OF NET ASSETS
-----------------------------------   ---------------
Industrials                                      15.9%
Health Care                                      14.5
Consumer Staples                                 12.7
Materials                                        12.6
Financials                                       12.1
Energy                                           10.7
Information Technology                            8.0
Consumer Discretionary                            7.8
Telecommunication Services                        3.2
Utilities                                         1.0
Other#                                            1.5
-----------------------------------   ---------------
  Total                                         100.0%

----------
**  EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.
#   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER ASSETS LESS
    LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)        (IN U.S. DOLLARS)

                                                          SHARES            VALUE
                                                     ---------------   ---------------
COMMON STOCKS--98.5%
CONSUMER DISCRETIONARY--7.8%
HOUSEHOLD DURABLES--0.8%
Newell Rubbermaid, Inc.                                        3,441   $        82,033
                                                                       ---------------

MEDIA--6.2%
Comcast Corp.
  (Class A Non-Voting) *                                       5,989           179,371
Tribune Co.                                                    3,913           137,659
Viacom, Inc. (Class B)                                         3,103            99,358
Walt Disney Co.                                                9,452           238,001
                                                                       ---------------
                                                                               654,389
                                                                       ---------------

TEXTILES, APPAREL & LUXURY
  GOODS--0.8%
Nike, Inc. (Class B)                                             961            83,223
                                                                       ---------------
  TOTAL CONSUMER DISCRETIONARY                                                 819,645
                                                                       ---------------

CONSUMER STAPLES--12.7%
BEVERAGES--1.9%
PepsiCo, Inc.                                                  3,612           194,795
                                                                       ---------------

FOOD & STAPLES RETAILING--3.3%
CVS Corp.                                                      5,534           160,874
Kroger Co. (The) *                                             9,605           182,783
                                                                       ---------------
                                                                               343,657
                                                                       ---------------

FOOD PRODUCTS--3.4%
H.J. Heinz Co.                                                 3,101           109,837
Kraft Foods, Inc. (Class A)                                    7,817           248,659
                                                                       ---------------
                                                                               358,496
                                                                       ---------------

HOUSEHOLD PRODUCTS--2.1%
Clorox Co.                                                     1,937           107,929
Kimberly-Clark Corp.                                           1,813           113,476
                                                                       ---------------
                                                                               221,405
                                                                       ---------------

PERSONAL PRODUCTS--2.0%
Gillette Co. (The)                                             4,100           207,583
                                                                       ---------------
  TOTAL CONSUMER STAPLES                                                     1,325,936
                                                                       ---------------

ENERGY--10.7%
ENERGY EQUIPMENT &
  SERVICES--4.1%
Baker Hughes, Inc.                                             4,284           219,169
Schlumberger Ltd.                                              2,755           209,215
                                                                       ---------------
                                                                               428,384
                                                                       ---------------

OIL & GAS--6.6%
Exxon Mobil Corp.                                             11,920           685,042
                                                                       ---------------
  TOTAL ENERGY                                                               1,113,426
                                                                       ---------------

FINANCIALS--12.1%
CAPITAL MARKETS--3.2%
Bank of New York Co., Inc. (The)                               4,935           142,029
Mellon Financial Corp.                                         6,803           195,178
                                                                       ---------------
                                                                               337,207
                                                                       ---------------

COMMERCIAL BANKS--2.6%
Bank of America Corp.                                          3,318   $       151,334
Wachovia Corp.                                                   210            10,416
Wells Fargo & Co.                                              1,734           106,780
                                                                       ---------------
                                                                               268,530
                                                                       ---------------
DIVERSIFIED FINANCIAL
  SERVICES--3.6%
Citigroup, Inc.                                                4,844           223,938
JPMorgan Chase & Co.                                           4,441           156,856
                                                                       ---------------
                                                                               380,794
                                                                       ---------------

INSURANCE--2.7%
American International
  Group, Inc.                                                  2,831           164,481
Hartford Financial Services
  Group, Inc.                                                  1,507           112,694
                                                                       ---------------
                                                                               277,175
                                                                       ---------------
  TOTAL FINANCIALS                                                           1,263,706
                                                                       ---------------

HEALTH CARE--14.5%
BIOTECHNOLOGY--0.2%
MedImmune, Inc. *                                                581            15,524
                                                                       ---------------

HEALTH CARE EQUIPMENT &
  SUPPLIES--1.7%
Baxter International, Inc.                                     4,890           181,419
                                                                       ---------------

HEALTH CARE PROVIDERS &
  SERVICES--2.0%
Cardinal Health, Inc.                                          2,329           134,104
CIGNA Corp.                                                      700            74,921
                                                                       ---------------
                                                                               209,025
                                                                       ---------------

PHARMACEUTICALS--10.6%
GlaxoSmithKline plc, ADR                                       3,270           158,628
Merck & Co., Inc.                                              4,058           124,986
Novartis AG, ADR                                               4,832           229,230
Pfizer, Inc.                                                   7,396           203,982
Schering-Plough Corp.                                          4,930            93,966
Wyeth                                                          6,608           294,056
                                                                       ---------------
                                                                             1,104,848
                                                                       ---------------
  TOTAL HEALTH CARE                                                          1,510,816
                                                                       ---------------

INDUSTRIALS--15.9%
AEROSPACE & DEFENSE--0.8%
General Dynamics Corp.                                           721            78,978
                                                                       ---------------

AIR FREIGHT & LOGISTICS--1.0%
United Parcel Service, Inc.
  (Class B)                                                    1,541           106,576
                                                                       ---------------

COMMERCIAL SERVICES &
  SUPPLIES--1.1%
Waste Management, Inc.                                         3,898           110,469
                                                                       ---------------

ELECTRICAL EQUIPMENT--1.2%
Emerson Electric Co.                                           2,051           128,454
                                                                       ---------------

INDUSTRIAL CONGLOMERATES--3.7%
General Electric Co.                                           8,624           298,822
Tyco International Ltd.                                        2,967            86,636
                                                                       ---------------
                                                                               385,458
                                                                       ---------------

See Notes to Financial Statements.

                                                          SHARES            VALUE
                                                     ---------------   ---------------
MACHINERY--7.1%
Deere & Co.                                                    4,021   $       263,336
Eaton Corp.                                                    2,808           168,199
Illinois Tool Works, Inc.                                      1,834           146,133
Parker Hannifin Corp.                                          2,674           165,815
                                                                       ---------------
                                                                               743,483
                                                                       ---------------
ROAD & RAIL--1.0%
Union Pacific Corp.                                            1,620           104,976
                                                                       ---------------
  TOTAL INDUSTRIALS                                                          1,658,394
                                                                       ---------------

INFORMATION TECHNOLOGY--8.0%
COMMUNICATIONS EQUIPMENT--2.8%
Motorola, Inc.                                                15,920           290,699
                                                                       ---------------

COMPUTERS & PERIPHERALS--2.7%
EMC Corp.*                                                    10,805           148,137
Hewlett-Packard Co.                                            5,912           138,991
                                                                       ---------------
                                                                               287,128
                                                                       ---------------

OFFICE ELECTRONICS--1.0%
Xerox Corp. *                                                  7,655           105,563
                                                                       ---------------

SOFTWARE--1.5%
Microsoft Corp.                                                6,161           153,039
                                                                       ---------------
  TOTAL INFORMATION TECHNOLOGY                                                 836,429
                                                                       ---------------

MATERIALS--12.6%
CHEMICALS--6.9%
E.l. Du Pont de Nemours & Co.                                  3,500           150,535
Monsanto Co.                                                   2,354           147,996
Potash Corp. of Saskatchewan,
  Inc.                                                         1,798           171,853
Praxair, Inc.                                                  5,360           249,776
                                                                       ---------------
                                                                               720,160
                                                                       ---------------

METALS & MINING--3.6%
Alcoa, Inc.                                                    3,914           102,273
Barrick Gold Corp.                                             3,877            97,041
Newmont Mining Corp.                                           4,661           181,919
                                                                       ---------------
                                                                               381,233
                                                                       ---------------

PAPER & FOREST PRODUCTS--2.1%
International Paper Co.                                        7,151           216,031
                                                                       ---------------
  TOTAL MATERIALS                                                            1,317,424
                                                                       ---------------

TELECOMMUNICATION SERVICES--3.2%
DIVERSIFIED TELECOMMUNICATION
  SERVICES--3.2%
SBC Communications, Inc.                                       4,703           111,696
Verizon Communications, Inc.                                   6,463           223,297
                                                                       ---------------
  TOTAL TELECOMMUNICATION
    SERVICES                                                                   334,993
                                                                       ---------------

UTILITIES--1.0%
ELECTRIC UTILITIES--1.0%
Progress Energy, Inc.                                          2,267           102,559
                                                                       ---------------
TOTAL COMMON STOCKS
(Cost--$9,032,082)                                                          10,283,328
                                                                       ---------------

                                                         PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
SHORT-TERM SECURITIES--0.8%
REPURCHASE AGREEMENT **--0.8%
Nomura Securities International, Inc.,
  3.05%, dated 06/30/05,
  due 07/01/05, total to be
  received $81,246
  (Cost--$81,239)                                    $        81,239   $        81,239
                                                                       ---------------
TOTAL INVESTMENTS--99.3%
(Cost--$9,113,321)                                                          10,364,567
OTHER ASSETS LESS
  LIABILITIES--0.7%                                                             77,912
                                                                       ---------------
NET ASSETS--100.0%                                                     $    10,442,479
                                                                       ===============

----------
*   NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S.GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET CONDITIONS

  In the first quarter of 2005, the equity markets took a pause after two years of strong performance. As broad indices gave back some of their recent gains in an overall choppy market, investors appeared cautious despite a variety of positive economic signals. The only bright sector of the market was in energy-related securities, including integrated oil and energy service companies, which achieved solid double-digit returns. The U.S. economy appeared to be growing steadily, and manufacturing activity and employment statistics suggested that growth would continue in 2005. Companies continued to focus on debt reduction, productivity enhancements and business restructuring, and a steady flow of large merger and acquisition deals were announced during the quarter. Despite these positive indicators, oil prices surged throughout the quarter, raising fears of inflationary pressures and creating potential headwinds to not only consumer spending but also corporate profits.

  The equity markets were range-bound throughout most of the second quarter and broad market indices finished the period with low-to-mid single digit positive returns. Oil prices continued to dominate the equity markets, and reached new record highs. While the core Consumer Price Index (excluding energy and food) remained relatively low and most sectors of the U.S. economy grew at a healthy pace, there were indications of mounting pressures caused by the increase in energy prices, most notably in the retail sector, as consumers reallocated their budgets to compensate for higher gas prices. Corporate earnings growth remained solidly positive, albeit with expectations of a deceleration, and merger and acquisition activity continued to flourish, providing incremental support to the equity markets. Additionally, through its measured and transparent approach to raising short-term interest rates, the Federal Reserve appears to have managed thus far to combat the specter of inflation without stifling economic growth. However, risks remain. Long-term rates remain stubbornly low due to a combination of aggressive bank lending, excess liquidity remaining from the Fed's earlier stimulus policies and continued inflows of global savings into the U.S. where demand for credit remains strong. As a result, concerns continue to build over potentially excessive consumer borrowing and the end to a speculative real estate bubble that is being fueled by low interest rates.

FACTOR AFFECTING THE PORTFOLIO'S PERFORMANCE

  For the six-month period ended June 30, 2005, the Roszel/Levin Large Cap Value Portfolio declined 0.77% compared to the Russell 1000 Index's return of 0.11%. Underperformance for the first half of 2005 was due primarily to stock selection that was only partially offset by strong portfolio construction decisions.

  Although our investment process employs a bottom-up approach that emphasizes stock selection, the top performing sectors for the period on an absolute basis included integrated oils (Unocal and Exxon Mobil, Apache, Williams Cos. and Cooper Cameron) and consumer staples (Altria). Other top individual contributors included Federated Department Stores (consumer discretionary) and Lockheed Martin (producer durables). Relative to the Russell 1000 benchmark, the primary sector contributors to the Portfolio included integrated oils and consumer staples, both due to sector overweighting, and autos and transportation, due to sector underweighting.

  On an absolute basis, the worst performing sectors for the period were financials (Bank of New York and AIG), information technology (Accenture and IBM) and consumer discretionary (News Corp. and Time Warner). Another significant individual detractor to the Portfolio was Tyco ("industrials"). Relative to the benchmark, the primary sector detractors were financials, which was primarily due to stock selection and our underexposure to REITs and multi-line insurance companies, health care, in which we were significantly underweighted versus the benchmark, and materials, again primarily due to stock selection.

  We continue to believe that careful stock selection will remain an essential element to achieving good results in the coming months. Likewise, we believe our focus on high quality names with solid balance sheets, strong cash flow and attractive valuations continues to be appropriate for this period.

  THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, JOHN A. LEVIN & CO., INC

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                        SINCE
                                                      SIX MONTHS++      ONE YEAR      INCEPTION+
                                                      ------------    ------------    ----------
Roszel/Levin Large Cap Value Portfolio                       (0.77)%          9.14%         7.66%
S&P 500 Index                                                (0.81)%          6.32%         8.28%
Russell 1000 Index                                            0.11%           7.93%         9.19%

----------
*   SEE NOTES TO PERFORMANCE INFORMATION.
+   JULY 1, 2002.
++  NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                                        PERCENTAGE
TOP TEN HOLDINGS**                     OF NET ASSETS
-----------------------------------   ---------------
Bank of America Corp.                             4.3%
Citigroup, Inc.                                   4.1
Exxon Mobil Corp.                                 3.5
General Electric Co.                              3.4
Northrop Grumman Corp.                            3.2
Bank of New York Co., Inc. (The)                  2.7
Tyco International Ltd.                           2.6
BP plc, ADR                                       2.6
Textron, Inc.                                     2.5
Koninklijke Philips Electronics NV
  (NY Registered Shares)                          2.5
-----------------------------------   ---------------
  Total                                          31.4%

                                        PERCENTAGE
HOLDINGS BY SECTOR                     OF NET ASSETS
-----------------------------------   ---------------
Financials                                       20.6%
Industrials                                      18.6
Energy                                           13.4
Consumer Discretionary                           12.0
Consumer Staples                                  8.7
Information Technology                            7.3
Health Care                                       6.5
Utilities                                         4.7
Materials                                         4.0
Telecommunication Services                        3.1
Other#                                            1.1
-----------------------------------   ---------------
  Total                                         100.0%

----------
**  EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.
#   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER ASSETS LESS LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)        (IN U.S. DOLLARS)

                                                          SHARES            VALUE
                                                     ---------------   ---------------
COMMON STOCKS--98.9%
CONSUMER DISCRETIONARY--12.0%
HOUSEHOLD DURABLES--2.5%
Koninklijke Philips Electronics NV
  (NY Registered Shares)                                       3,012   $        75,872
                                                                       ---------------

MEDIA--5.1%
Clear Channel
  Communications, Inc.                                           510            15,774
EchoStar Communications Corp.,
  (Class A)                                                      940            28,341
News Corp. (Class A)                                           4,434            71,742
Time Warner, Inc. *                                            1,140            19,050
Viacom, Inc. (Class B)                                           690            22,094
                                                                       ---------------
                                                                               157,001
                                                                       ---------------

MULTILINE RETAIL--1.4%
Federated Department Stores, Inc.                                600            43,968
                                                                       ---------------

SPECIALTY RETAIL--3.0%
Home Depot, Inc.                                               1,800            70,020
Ltd Brands                                                     1,018            21,805
                                                                       ---------------
                                                                                91,825
                                                                       ---------------
  TOTAL CONSUMER DISCRETIONARY                                                 368,666
                                                                       ---------------

CONSUMER STAPLES--8.7%
BEVERAGES--3.0%
Diageo plc, ADR                                                1,000            59,300
PepsiCo, Inc.                                                    600            32,358
                                                                       ---------------
                                                                                91,658
                                                                       ---------------

FOOD & STAPLES RETAILING--0.9%
Wal-Mart Stores, Inc.                                            540            26,028
                                                                       ---------------

FOOD PRODUCTS--0.7%
General Mills, Inc.                                              480            22,459
                                                                       ---------------

HOUSEHOLD PRODUCTS--2.2%
Colgate-Palmolive Co.                                            570            28,449
Procter & Gamble Co.                                             750            39,562
                                                                       ---------------
                                                                                68,011
                                                                       ---------------

TOBACCO--1.9%
Altria Group, Inc.                                               910            58,841
                                                                       ---------------
  TOTAL CONSUMER STAPLES                                                       266,997
                                                                       ---------------

ENERGY--13.4%
ENERGY EQUIPMENT & SERVICES--2.4%
Cooper Cameron Corp. *                                           450            27,922
Williams Cos., Inc.                                            2,439            46,341
                                                                       ---------------
                                                                                74,263
                                                                       ---------------

OIL & GAS--11.0%
Apache Corp.                                                     900            58,140
BP plc, ADR                                                    1,260            78,599
ChevronTexaco Corp.                                              820            45,854
Exxon Mobil Corp.                                              1,878           107,929
Unocal Corp.                                                     693            45,080
                                                                       ---------------
                                                                               335,602
                                                                       ---------------
  TOTAL ENERGY                                                                 409,865
                                                                       ---------------

FINANCIALS--20.6%
CAPITAL MARKETS--2.7%
Bank of New York Co., Inc. (The)                               2,906   $        83,635
                                                                       ---------------

COMMERCIAL BANKS--11.3%
Bank of America Corp.                                          2,920           133,181
U.S. Bancorp                                                   2,544            74,285
Wachovia Corp.                                                 1,380            68,448
Wells Fargo & Co.                                              1,150            70,817
                                                                       ---------------
                                                                               346,731
                                                                       ---------------

CONSUMER FINANCE--1.1%
MBNA Corp.                                                     1,240            32,438
                                                                       ---------------

DIVERSIFIED FINANCIAL SERVICES--4.1%
Citigroup, Inc.                                                2,701           124,867
                                                                       ---------------

INSURANCE--0.1%
American International Group, Inc.                                70             4,067
                                                                       ---------------

THRIFTS & MORTGAGE FINANCE--1.3%
Federal Home Loan Mortgage Corp.                                 580            37,834
                                                                       ---------------
  TOTAL FINANCIALS                                                             629,572
                                                                       ---------------

HEALTH CARE--6.5%
HEALTH CARE EQUIPMENT &
  SUPPLIES--0.5%
Thermo Electron Corp. *                                          543            14,591
                                                                       ---------------

HEALTH CARE PROVIDERS &
  SERVICES--0.5%
WellPoint, Inc. *                                                200            13,928
                                                                       ---------------

PHARMACEUTICALS--5.5%
Johnson & Johnson                                                490            31,850
Pfizer, Inc.                                                   2,590            71,432
Wyeth                                                          1,480            65,860
                                                                       ---------------
                                                                               169,142
                                                                       ---------------
  TOTAL HEALTH CARE                                                            197,661
                                                                       ---------------

INDUSTRIALS--18.6%
AEROSPACE & DEFENSE--7.8%
Honeywell International, Inc.                                  1,149            42,088
Lockheed Martin Corp.                                            710            46,058
Northrop Grumman Corp.                                         1,790            98,897
United Technologies Corp.                                      1,000            51,350
                                                                       ---------------
                                                                               238,393
                                                                       ---------------

COMMERCIAL SERVICES &
  SUPPLIES--0.5%
Pitney Bowes, Inc.                                               360            15,678
                                                                       ---------------

ELECTRICAL EQUIPMENT--1.8%
Agilent Technologies, Inc. *                                   1,390            31,998
Emerson Electric Co.                                             390            24,425
                                                                       ---------------
                                                                                56,423
                                                                       ---------------

INDUSTRIAL CONGLOMERATES--8.5%
General Electric Co.                                           2,989           103,569
Textron, Inc.                                                  1,004            76,153
Tyco International Ltd.                                        2,772            80,943
                                                                       ---------------
                                                                               260,665
                                                                       ---------------
  TOTAL INDUSTRIALS                                                            571,159
                                                                       ---------------

See Notes to Financial Statements.

                                                          SHARES            VALUE
                                                     ---------------   ---------------
INFORMATION TECHNOLOGY--7.3%
COMMUNICATIONS EQUIPMENT--1.0%
Cisco Systems, Inc. *                                          1,660   $        31,723
                                                                       ---------------

COMPUTERS & PERIPHERALS--1.6%
Hewlett-Packard Co.                                              764            17,961
International Business Machines Corp.                            439            32,574
                                                                       ---------------
                                                                                50,535
                                                                       ---------------

IT SERVICES--2.1%
Accenture, Ltd. (Class A) *                                    2,857            64,768
                                                                       ---------------

SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--0.5%
Texas Instruments, Inc.                                          540            15,158
                                                                       ---------------

SOFTWARE--2.1%
Microsoft Corp.                                                2,530            62,845
                                                                       ---------------
  TOTAL INFORMATION TECHNOLOGY                                                 225,029
                                                                       ---------------

MATERIALS--4.0%
CHEMICALS--2.6%
Dow Chemical Co. (The)                                         1,370            61,006
PPG Industries, Inc.                                             280            17,573
                                                                       ---------------
                                                                                78,579
                                                                       ---------------

PAPER & FOREST PRODUCTS--1.4%
Georgia-Pacific Corp.                                            880            27,984
International Paper Co.                                          500            15,105
                                                                       ---------------
                                                                                43,089
                                                                       ---------------
  TOTAL MATERIALS                                                              121,668
                                                                       ---------------
TELECOMMUNICATION SERVICES--3.1%
DIVERSIFIED TELECOMMUNICATION
  SERVICES--3.1%
SBC Communications, Inc.                                       2,050            48,688
Verizon Communications, Inc.                                   1,362            47,057
                                                                       ---------------
  TOTAL TELECOMMUNICATION SERVICES                                              95,745
                                                                       ---------------

UTILITIES--4.7%
ELECTRIC UTILITIES--4.7%
Entergy Corp.                                                    720            54,396
Exelon Corp.                                                     461            23,663
PG&E Corp.                                                     1,720            64,569
                                                                       ---------------
  TOTAL UTILITIES                                                              142,628
                                                                       ---------------
TOTAL COMMON STOCKS
(Cost--$2,799,643)                                                           3,028,990
                                                                       ---------------

                                                         PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
SHORT-TERM SECURITIES--0.9%
REPURCHASE AGREEMENT **--0.9%
Nomura Securities International, Inc.,
  3.05%, dated 06/30/05,
  due 07/01/05, total to be
  received $29,451
  (Cost--$29,449)                                    $        29,449   $        29,449
                                                                       ---------------
TOTAL INVESTMENTS--99.8%
(Cost--$2,829,092)                                                           3,058,439
OTHER ASSETS LESS
  LIABILITIES--0.2%                                                              5,261
                                                                       ---------------
NET ASSETS--100.0%                                                     $     3,063,700
                                                                       ===============

----------
*   NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.
NY REGISTERED SHARES--A FOREIGN COMPANY'S SHARES THAT ARE REGISTERED THROUGH THEIR HOME OFFICE IN NEW YORK.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MLIM RELATIVE VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET CONDITIONS

  The strength exhibited in the U.S. economy during 2004, with inflation-adjusted Gross Domestic Product (GDP) growth of 3.8% continued into the first and second quarter of 2005. As the second quarter came to a close we perceived signs that a modest slowdown could be getting underway and is likely to continue over the next several quarters. The impact of an increase in the Federal Funds rate from 1% to 3.25% between June 2004 and June 2005 can be seen in a slowing rate of growth in the monetary aggregates. This tightening of monetary policy seems likely to continue. The concern of the Federal Reserve over a buildup of inflationary pressures, and excesses in the housing market has been reflected in the press releases following the March and the June Federal Open Market Committee (FOMC) meetings, which included the statement that, "pressures on inflation have picked up in recent months and pricing power is more evident." Tighter monetary policy, in combination with a renewed spurt in oil prices, is likely to be a drag on the U.S. economy. After declining from $55 to $43 by the end of 2004, oil prices were over $60 by the end of June, 2005. The $60 represents a year-over-year increase of over 65%.

  A slowdown is becoming evident in the global economy, as well. In Germany, the Ifo survey of business sentiment recently fell to an eighteen month low, while unemployment rose to 12.0%, the highest level since World War II. In Japan, the recent Tankan survey, which measures business confidence, fell to the lowest level in a year. While China and the rest of Asia ex-Japan remains in a strong economic growth pattern, the region would be vulnerable to any slowing in the rate of growth of U.S. consumer spending.

  The first and second quarter of 2005 reflected a gradual improvement in the relative performance of larger capitalization equities relative to common stocks in the small-to-medium capitalization space. We expect this trend to continue, and moreover to favor larger capitalization equities offering quality of earnings, attractive valuations including above average dividend yields, and potential for multiple expansion. We continue to emphasize equities which fulfill these criteria in the utilization of our disciplined, intensive approach to investing and our focus upon fundamental research.

  Looking for signs of some slowing in the U.S. economy, we believe that higher oil prices could dampen final demand at the margin. In the housing sector, a cooling off would be a positive development. A tightening of loan standards and any up-tick in long term interest rates, for instance, could produce the desired outcome. We continue to believe that a modest slowdown in the U.S. economy is the most likely outcome during the second half of 2005. This slowdown would represent the desired "mid cycle correction" that would in our view extend the overall period of economic expansion for several additional years. On balance, we remain optimistic that the FOMC is close to the end of its policy of raising short term interest rates, which would likely have a favorable impact on the U.S. equity market as a whole.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

  For the first six months of 2005, the Roszel/MLIM Relative Value Portfolio declined by approximately 1.4% as compared with an increase of 1.8% for the Russell 1000 Value Index and a decline of 0.8% for the S&P 500 Index. As for sectors, stock selection in consumer staples was the weakest contributor relative to the Russell 1000 Value Index and S&P 500 Index year to date, reflecting corrections in Sara Lee and ConAgra. The information technology sector, including IBM and Xerox in particular, also exhibited weak relative performance. Our confidence in the long term prospects for Sara Lee, IBM, and Xerox led us to enlarge these commitments during the second quarter, while ConAgra should benefit from a change in senior management. Other weak positions included Alcoa, where additional shares were also purchased, and Limited, where we regard the shares as being undervalued relative to revenue and earnings potential.

  In contrast, our stock selections in the industrials sector provided the strongest relative performance year to date. Shares of Boeing continued to climb as orders for the new 787 Dreamliner aircraft remain strong. Production is to begin in 2006 with the first flight scheduled in 2007 with delivery and entry into service in 2008. Our holdings in the financials sector, where we had increased the weighting during the latter part of 2004, provided strong relative performance versus the Russell 1000 Value Index and the

S&P 500 Index. The best performers within the sector were Allstate, Hartford Financial, American International Group, and Marshall and Ilsley. Other names in the portfolio which performed well included Hewlett-Packard, Baxter, and Wyeth.

  The portfolio reflects a continued focus on companies with predictable and high quality earnings flows, along with a preference for shares with above average dividend yields. We continue to overweight the energy sector as potential continues for positive earnings surprises in coming quarters due to the persistence of high oil prices. Health care, with large-cap pharmaceuticals in particular, remains an area of focus as a sector which appears undervalued relative to gradually improving fundamentals. Additionally, attractive valuations among a number of large-cap financials have led to a continued overweight of this sector. To that end, we enlarged our positions in AIG and Fannie Mae, two sound businesses that we believe have worked through the height of negative news flow.

  On the other hand, we continue to underweight information technology due to the difficulty in finding companies which meet our valuation criteria. We did however reduce the degree of the underweight by adding to existing names Hewlett Packard, IBM and Xerox. Finally, expectations of a gradual slowdown in consumer spending have led us to underweight the consumer discretionary and consumer staples sectors.

  Other changes in the portfolio include the sale of General Motors, J.C. Penney and the trimming of positions in Allstate, Hartford Financial, Boeing, and FPL. After having successfully transitioned from a restructuring story to one of execution, J.C. Penney shares had achieved a price level where we believed the reward/risk relationship was no longer attractive. We also took advantage of strength in Allstate, Hartford Financial, Boeing and FPL to reduce the size of these commitments. The reduction of FPL represented a move to a maximum underweight position in utilities.

  Lastly, our commitment to the industrials sector was increased through a new position in Honeywell, which we built in two stages during the second quarter. Honeywell's appeal is based on valuation and its strong position in the aerospace equipment space, with exposure to both the Boeing and Airbus lines of aircraft. Honeywell's automation unit and its leading position in turbochargers for diesel engines also enhance the appeal of the company's business mix in our view.

  We remain optimistic over prospects for the U.S. stock market in coming quarters. A combination of steady economic growth at a modestly slower pace than in recent quarters, and inflation which is subdued should provide a favorable backdrop for U.S. common stocks. An early end to tightening by the Federal Reserve remains the most likely outcome and contributes to our positive stock market outlook.

  We continue to look for a gradual improvement in the relative performance of larger capitalization equities, particularly those with attractive valuations and attractive current yields, at the expense of shares in the small-to-medium capitalization category. The Portfolio is well-positioned to benefit from such a trend, along with a long term backdrop of stock market total returns in the mid-to-high single digit range. The environment should also reward our disciplined, intensive approach to investing and our focus on fundamental research, which we believe are the keys to finding attractively valued companies.

  THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, MERRILL LYNCH INVESTMENT MANAGERS, L.P.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MLIM RELATIVE VALUE PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                        SINCE
                                                      SIX MONTHS++      ONE YEAR      INCEPTION+
                                                      ------------    ------------    ----------
Roszel/MLIM Relative Value Portfolio                         (1.44)%          7.92%        10.29%
S&P 500 Index                                                (0.81)%          6.32%         8.28%
Russell 1000 Value Index                                      1.76%          14.06%        11.00%

----------
*   SEE NOTES TO PERFORMANCE INFORMATION.
+   JULY 1, 2002.
++  NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                                        PERCENTAGE
TOP TEN HOLDINGS**                     OF NET ASSETS
-----------------------------------   ---------------
ConocoPhillips                                    4.0%
Hewlett-Packard Co.                               3.6
Lehman Brothers Holdings, Inc.                    3.5
Xerox Corp.                                       3.4
International Business Machines
  Corp.                                           3.3
Exxon Mobil Corp.                                 3.3
American International Group,
  Inc.                                            3.3
Baxter International, Inc.                        3.2
Abbott Laboratories                               3.1
Wyeth                                             3.1
-----------------------------------   ---------------
  Total                                          33.8%

                                        PERCENTAGE
HOLDINGS BY SECTOR                     OF NET ASSETS
-----------------------------------   ---------------
Financials                                       28.8%
Health Care                                      15.4
Industrials                                      11.1
Energy                                           10.3
Information Technology                           10.2
Consumer Staples                                  8.1
Consumer Discretionary                            5.7
Materials                                         2.8
Telecommunication Services                        2.7
Utilities                                         1.7
Other#                                            3.2
-----------------------------------   ---------------
  Total                                         100.0%

----------
**  EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.
#   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER ASSETS LESS LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MLIM RELATIVE VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)        (IN U.S. DOLLARS)

                                                          SHARES            VALUE
                                                     ---------------   ---------------
COMMON STOCKS--96.8%
CONSUMER DISCRETIONARY--5.7%
MEDIA--2.7%
Viacom, Inc. (Class B)                                        12,100   $       387,442
                                                                       ---------------

SPECIALTY RETAIL--3.0%
Ltd Brands                                                    19,700           421,974
                                                                       ---------------
  TOTAL CONSUMER DISCRETIONARY                                                 809,416
                                                                       ---------------

CONSUMER STAPLES--8.1%
FOOD PRODUCTS--5.4%
ConAgra Foods, Inc.                                           14,900           345,084
Sara Lee Corp.                                                21,400           423,934
                                                                       ---------------
                                                                               769,018
                                                                       ---------------

HOUSEHOLD PRODUCTS--2.7%
Kimberly-Clark Corp.                                           6,100           381,799
                                                                       ---------------
  TOTAL CONSUMER STAPLES                                                     1,150,817
                                                                       ---------------

ENERGY--10.3%
OIL & GAS--10.3%
ChevronTexaco Corp.                                            7,700           430,584
ConocoPhillips                                                 9,800           563,402
Exxon Mobil Corp.                                              8,100           465,507
                                                                       ---------------
  TOTAL ENERGY                                                               1,459,493
                                                                       ---------------

FINANCIALS--28.8%
CAPITAL MARKETS--3.5%
Lehman Brothers Holdings, Inc.                                 5,000           496,400
                                                                       ---------------

COMMERCIAL BANKS--10.0%
Huntington Bancshares, Inc.                                   12,440           300,301
Marshall & Ilsley Corp.                                        7,200           320,040
U.S. Bancorp                                                  13,500           394,200
Wachovia Corp.                                                 8,200           406,720
                                                                       ---------------
                                                                             1,421,261
                                                                       ---------------

INSURANCE--9.4%
Allstate Corp. (The)                                           7,300           436,175
American International
  Group, Inc.                                                  8,000           464,800
Hartford Financial Services
  Group, Inc.                                                  5,800           433,724
                                                                       ---------------
                                                                             1,334,699
                                                                       ---------------

THRIFTS & MORTGAGE FINANCE--5.9%
Federal National Mortgage
  Assn.                                                        7,300           426,320
Washington Mutual, Inc.                                        9,830           399,983
                                                                       ---------------
                                                                               826,303
                                                                       ---------------
  TOTAL FINANCIALS                                                           4,078,663
                                                                       ---------------

HEALTH CARE--15.4%
HEALTH CARE EQUIPMENT &
  SUPPLIES--3.2%
Baxter International, Inc.                                    12,300           456,330
                                                                       ---------------

PHARMACEUTICALS--12.2%
Abbott Laboratories                                            9,000   $       441,090
Bristol-Myers Squibb Co.                                      16,300           407,174
Merck & Co., Inc.                                             14,100           434,280
Wyeth                                                          9,900           440,550
                                                                       ---------------
                                                                             1,723,094
                                                                       ---------------
  TOTAL HEALTH CARE                                                          2,179,424
                                                                       ---------------

INDUSTRIALS--11.1%
AEROSPACE & DEFENSE--5.5%
Boeing Co. (The)                                               5,600           369,600
Honeywell International, Inc.                                 11,300           413,919
                                                                       ---------------
                                                                               783,519
                                                                       ---------------

MACHINERY--2.6%
Ingersoll-Rand Co. Ltd.
  (Class A)                                                    5,200           371,020
                                                                       ---------------

ROAD & RAIL--3.0%
Union Pacific Corp.                                            6,529           423,079
                                                                       ---------------
  TOTAL INDUSTRIALS                                                          1,577,618
                                                                       ---------------

INFORMATION TECHNOLOGY--10.2%
COMPUTERS & PERIPHERALS--6.8%
Hewlett-Packard Co.                                           21,400           503,114
International Business Machines
  Corp.                                                        6,300           467,460
                                                                       ---------------
                                                                               970,574
                                                                       ---------------

OFFICE ELECTRONICS--3.4%
Xerox Corp. *                                                 34,800           479,892
                                                                       ---------------
  TOTAL INFORMATION TECHNOLOGY                                               1,450,466
                                                                       ---------------

MATERIALS--2.8%
METALS & MINING--2.8%
Alcoa, Inc.                                                   15,300           399,789
                                                                       ---------------

TELECOMMUNICATION
  SERVICES--2.7%
DIVERSIFIED TELECOMMUNICATION
  SERVICES--2.7%
Verizon Communications, Inc.                                  10,900           376,595
                                                                       ---------------

UTILITIES--1.7%
ELECTRIC UTILITIES--1.7%
FPL Group, Inc.                                                5,776           242,939
                                                                       ---------------

TOTAL COMMON STOCKS
(Cost--$11,749,003)                                                         13,725,220
                                                                       ---------------

See Notes to Financial Statements.

                                                         PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
SHORT-TERM SECURITIES--1.0%
REPURCHASE AGREEMENT **--1.0%
Nomura Securities International, Inc.,
  3.05%, dated 06/30/05,
  due 07/01/05, total to be
  received $143,815
  (Cost--$143,803)                                   $       143,803   $       143,803
                                                                       ---------------
TOTAL INVESTMENTS--97.8%
(Cost--$11,892,806)                                                         13,869,023
OTHER ASSETS LESS
  LIABILITIES--2.2%                                                            317,882
                                                                       ---------------
NET ASSETS--100.0%                                                     $    14,186,905
                                                                       ===============

----------
*   NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET CONDITIONS

  The widely expected rate hike on June 30 and the accompanying statement did little to resolve debate about the pace and end-point of the current tightening cycle. Likewise, the second upward revision of first quarter real GDP growth to an impressive 3.8% annual rate offered little of incremental value to gauge the rate of expansion in upcoming quarters. Perhaps more telling for the year-ahead outlook than recent headlines is a backward look at the shifts in the backdrop since the Fed began raising rates one year ago.

  Over the last twelve months, the Fed Funds rate is up 225 basis points, reflecting nine measured increases. The yield curve has flattened significantly as long-term rates have fallen even as shorter term rates have moved higher. The yield on the 10-year Treasury has declined to 3.92% from 4.70% a year-ago and is below its average rate of the last 25 years. Global economic growth has slowed, and comparable rates outside the U.S. are even lower than domestic rates. The U.S. economy has also downshifted, but real GDP is currently expanding at a very solid year-over-year rate of 3.7%, compared to 4.8% at this time last year. Inflation, despite periodic scares, has remained well-controlled. The money supply is now flat versus last year.

  The already strong housing market, if anything, has heated up more. Home equity loans, cash-out refinancings and lower monthly mortgage payments have largely offset the tax on consumer spending due to the 60% surge in oil prices. Real consumer spending has eased to an annual rate of 3.4% but certainly has not collapsed. Indicators of industrial activity and capital spending have experienced downward revisions.

  Given the lagged impact of a year's worth of interest rate increases and higher oil prices, we expect both economic activity and corporate profit growth to continue to decelerate. On the other hand, this slowdown should be moderated by the lagged impact on exports of the three-year decline in the dollar, its recent rebound notwithstanding. In our opinion, moderate slowing in the economy from above-trend levels should help contain inflationary pressures and increase the odds of a prolonged, durable expansion that avoids recession. The housing market remains a critical variable in the outlook, and its sensitivity to both interest rates and employment has arguably increased over the past year. We believe the Fed will continue to use its considerable influence to curb speculation in real estate and risky mortgage lending.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

  The S&P 500 Index made no net progress in the first six months of 2005 as investors assessed the implications of a year's worth of interest rate hikes and higher oil prices. The Portfolio registered a gain for the period, outperforming the benchmark.

  The energy and utilities sectors, which posted strong double-digit advances, led the market by a wide margin in the first half. The portfolio benefited from the substantial overweight in energy and from a limited and very focused representation in information technology, a sector that declined. The portfolio's relative results were also supported by the emphasis on consumer staples issues. These benefits were partially offset by weakness in key holdings among the financials and by the lack of exposure to utilities. Top performing stocks in the portfolio included ConocoPhillips, Occidental Petroleum, Walgreen, UnitedHealth Group, Exxon Mobil, Intel and Altria. We believe the portfolio is well positioned to outperform in an environment of decelerating economic and profit growth. The industry leading, large cap companies that are the focus of our strategy can sustain superior earnings and dividend growth under more challenging conditions.

  In summation, conditions created by higher rates and slower growth put added strain on the market's weakest players and underscore the attractiveness of an investment strategy focused on high quality industry leaders. In this environment, market valuations are expected to increasingly reflect fundamental distinctions and risk assessments. The large capitalization multinationals that are the focus of our strategy have the competitive advantages as well as the financial and managerial resources to achieve further cost reductions and sustain superior earnings growth even as economic activity slows. Furthermore, these companies have a broader range of options to deliver returns though share buybacks, restructurings, recapitalizations, and dividend increases.

  THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, FAYEZ SAROFIM & CO.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                        SINCE
                                                      SIX MONTHS++      ONE YEAR      INCEPTION+
                                                      ------------    ------------    ----------
Roszel/Fayez Sarofim Large Cap Core Portfolio                 0.32%           4.15%         6.64%
S&P 500 Index                                                (0.81)%          6.32%         8.28%

----------
*   SEE NOTES TO PERFORMANCE INFORMATION.
+   JULY 1, 2002.
++  NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                                        PERCENTAGE
TOP TEN HOLDINGS**                     OF NET ASSETS
-----------------------------------   ---------------
Exxon Mobil Corp.                                 5.1%
General Electric Co.                              5.0
Altria Group, Inc.                                4.5
Citigroup, Inc.                                   4.0
Pfizer, Inc.                                      3.8
ChevronTexaco Corp.                               3.3
Microsoft Corp.                                   3.2
BP plc, ADR                                       3.0
Johnson & Johnson                                 3.0
Procter & Gamble Co.                              2.9
-----------------------------------   ---------------
  Total                                          37.8%

                                        PERCENTAGE
HOLDINGS BY SECTOR                     OF NET ASSETS
-----------------------------------   ---------------
Consumer Staples                                 23.9%
Energy                                           18.1
Financials                                       16.7
Health Care                                      11.7
Consumer Discretionary                            8.5
Industrials                                       8.0
Information Technology                            6.1
Materials                                         0.7
Other#                                            6.3
-----------------------------------   ---------------
  Total                                         100.0%

----------
**  EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.
#   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
    ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)        (IN U.S. DOLLARS)

                                                          SHARES            VALUE
                                                     ---------------   ---------------
COMMON STOCKS--93.7%
CONSUMER DISCRETIONARY--8.5%
HOTELS, RESTAURANTS & LEISURE--0.8%
McDonald's Corp.                                                 452   $        12,543
                                                                       ---------------

MEDIA--4.8%
McGraw-Hill Cos., Inc. (The)                                     689            30,488
News Corp. (Class A)                                           1,376            22,264
Time Warner, Inc. *                                              814            13,602
Viacom, Inc. (Class B)                                           350            11,207
                                                                       ---------------
                                                                                77,561
                                                                       ---------------

MULTILINE RETAIL--1.4%
Target Corp.                                                     425            23,124
                                                                       ---------------

SPECIALTY RETAIL--1.5%
Home Depot, Inc.                                                 608            23,651
                                                                       ---------------
   TOTAL CONSUMER DISCRETIONARY                                                136,879
                                                                       ---------------

CONSUMER STAPLES--23.9%
BEVERAGES--6.1%
Anheuser-Busch Cos., Inc.                                        354            16,196
Coca-Cola Co. (The)                                            1,108            46,259
PepsiCo, Inc.                                                    640            34,515
                                                                       ---------------
                                                                                96,970
                                                                       ---------------

FOOD & STAPLES RETAILING--6.2%
Sysco Corp.                                                      365            13,210
Wal-Mart Stores, Inc.                                            976            47,043
Walgreen Co.                                                     670            30,813
Whole Foods Market, Inc.                                          70             8,281
                                                                       ---------------
                                                                                99,347
                                                                       ---------------

FOOD PRODUCTS--2.4%
Kraft Foods, Inc. (Class A)                                      434            13,806
Nestle SA, ADR (Registered)                                      377            24,071
                                                                       ---------------
                                                                                37,877
                                                                       ---------------

HOUSEHOLD PRODUCTS--3.9%
Colgate-Palmolive Co.                                            309            15,422
Procter & Gamble Co.                                             892            47,053
                                                                       ---------------
                                                                                62,475
                                                                       ---------------

PERSONAL PRODUCTS--0.9%
Estee Lauder Cos., Inc. (The)                                    360            14,087
                                                                       ---------------

TOBACCO--4.4%
Altria Group, Inc.                                             1,103            71,320
                                                                       ---------------
   TOTAL CONSUMER STAPLES                                                      382,076
                                                                       ---------------

ENERGY--18.1%
OIL & GAS--18.1%
BP plc, ADR                                                      772            48,157
ChevronTexaco Corp.                                              939            52,509
ConocoPhillips                                                   754            43,347
Exxon Mobil Corp.                                              1,417            81,435
Occidental Petroleum Corp.                                       215            16,540
Royal Dutch Petroleum Co.
  (NY Registered Shares)                                         345            22,391
Total SA, ADR                                                    220            25,707
                                                                       ---------------
  TOTAL ENERGY                                                                 290,086
                                                                       ---------------

FINANCIALS--16.7%
CAPITAL MARKETS--1.5%
Morgan Stanley                                                   445   $        23,349
                                                                       ---------------

COMMERCIAL BANKS--3.3%
Bank of America Corp.                                            622            28,369
HSBC Holdings plc, ADR                                           315            25,090
                                                                       ---------------
                                                                                53,459
                                                                       ---------------

CONSUMER FINANCE--2.2%
American Express Co.                                             661            35,185
                                                                       ---------------

DIVERSIFIED FINANCIAL SERVICES--5.4%
Citigroup, Inc.                                                1,394            64,445
JPMorgan Chase & Co.                                             622            21,969
                                                                       ---------------
                                                                                86,414
                                                                       ---------------

INSURANCE--2.0%
American International Group, Inc.                               321            18,650
Marsh & McLennan Cos., Inc.                                      497            13,767
                                                                       ---------------
                                                                                32,417
                                                                       ---------------

THRIFTS & MORTGAGE FINANCE--2.3%
Federal Home Loan Mortgage Corp.                                 288            18,786
Federal National Mortgage Assn.                                  304            17,754
                                                                       ---------------
                                                                                36,540
                                                                       ---------------
  TOTAL FINANCIALS                                                             267,364
                                                                       ---------------

HEALTH CARE--11.7%
HEALTH CARE PROVIDERS &
  SERVICES--0.7%
UnitedHealth Group, Inc.                                         200            10,428
                                                                       ---------------

PHARMACEUTICALS--11.0%
Abbott Laboratories                                              618            30,288
Eli Lilly & Co.                                                  478            26,629
Johnson & Johnson                                                728            47,320
Merck & Co., Inc.                                                398            12,259
Pfizer, Inc.                                                   2,175            59,987
                                                                       ---------------
                                                                               176,483
                                                                       ---------------
  TOTAL HEALTH CARE                                                            186,911
                                                                       ---------------

INDUSTRIALS--8.0%
AIR FREIGHT & LOGISTICS--1.5%
United Parcel Service, Inc.
  (Class B)                                                      341            23,583
                                                                       ---------------

ELECTRICAL EQUIPMENT--1.5%
Emerson Electric Co.                                             379            23,737
                                                                       ---------------

INDUSTRIAL CONGLOMERATES--5.0%
General Electric Co.                                           2,312            80,111
                                                                       ---------------
  TOTAL INDUSTRIALS                                                            127,431
                                                                       ---------------

INFORMATION TECHNOLOGY--6.1%
SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--2.9%
Intel Corp.                                                    1,800            46,908
                                                                       ---------------

See Notes to Financial Statements.

                                                          SHARES            VALUE
                                                     ---------------   ---------------
SOFTWARE--3.2%
Microsoft Corp.                                                2,080   $        51,667
                                                                       ---------------
  TOTAL INFORMATION TECHNOLOGY                                                  98,575
                                                                       ---------------

MATERIALS--0.7%
CHEMICALS--0.7%
Praxair, Inc.                                                    250            11,650
                                                                       ---------------
TOTAL COMMON STOCKS
(Cost--$1,488,970)                                                           1,500,972
                                                                       ---------------

                                                         PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
SHORT-TERM SECURITIES--18.8%
REPURCHASE AGREEMENT **--18.8%
Nomura Securities International, Inc.,
  3.05%, dated 06/30/05,
  due 07/01/05, total to be
  received $300,704
  (Cost--$300,679)                                   $       300,679           300,679
                                                                       ---------------
TOTAL INVESTMENTS--112.5%
(Cost--$1,789,649)                                                           1,801,651
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(12.5)%                                                             (200,798)
                                                                       ---------------
NET ASSETS--100.0%                                                     $     1,600,853
                                                                       ===============

----------
*   NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.
GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.
NY REGISTERED SHARES--A FOREIGN COMPANY'S SHARES THAT ARE REGISTERED THROUGH THEIR HOME OFFICE IN NEW YORK.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/INVESCO-NAM LARGE CAP CORE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET CONDITIONS

  The equity market was weak during the first half of 2005 as the S&P 500 Index posted a -0.8% return for the six-month period. Higher commodity prices, inflation and the possibility of higher interest rates impacted investors. After declining at the end of 2004, crude oil prices increased throughout the period and peaked at more than $60 a barrel in June on supply concerns at the start of the busy summer travel season. This increase, coupled with further increases in general commodity prices, continues to impact producer and consumer inflation levels. Rising inflation levels and a strong economy resulted in further increases in short-term interest rates by the Federal Reserve. During the six-month period, the Fed moved the Federal Funds rate to 3.25% from 2.25% in four separate moves.

  During this market environment, defensive areas performed well as higher oil prices led many investors to question estimates of future economic growth. The energy, utilities and health care sectors all outperformed the broad market while the more economically sensitive groups, such as industrials and materials, lagged.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

  The Roszel/INVESCO-NAM Large Cap Core Portfolio trailed the S&P 500 Index for the period. Less exposure to energy relative to the benchmark negatively impacted returns. In addition, no exposure to utility stocks coupled with an overweight position in industrials and materials detracted from returns. Adverse stock selection within the financials sector negatively impacted performance as several holdings suffered from company specific events. Positive selection within the health care and information technology areas mitigated the shortfall.

  The health care sector outperformed the broad market in the period. The group was led higher by strong performance among health care providers/services and pharmaceutical stocks while the equipment and biotechnology industries lagged the overall group. An overweight position and stock selection aided results. Specifically, strong performance by Genentech, a biotechnology stock, benefited returns as positive news surrounding one of the company's oncology drugs moved the stock approximately 48% higher. The consumer discretionary sector underperformed during the period. Market performance was impacted by weakness among automobile and media stocks. An underweight position benefited the portfolio along with positive stock selection. Selection within information technology contributed to performance in the period. Strong returns from Intel and Texas Instruments, two semiconductor stocks, more than offset the underperformance of Symantec and Qualcomm.

  Energy and utilities outperformed the broad market in the period with energy returning 20% and utilities 15%. An underweight in energy and no exposure to utilities negatively impacted performance. Stock selection within the financials sector also detracted from returns. Specifically, exposure to weak performing names such as Fannie Mae and American International Group negatively impacted results. Both companies were the target of investigations into their business practices during the period.

  The portfolio has a bias toward growth stocks with a mix of 61% S&P Barra Growth Index and 39% S&P Barra Value Index. We continued to add to your energy holdings during the period with the purchase of Schlumberger and Exxon Mobil in an effort to move the group's weighting closer to that of the S&P 500 Index. Exposure to the industrials sector declined as we sold those stocks whose valuation did not support their current fundamental outlook, such as Deere and Emerson Electric. At the end of the period, the portfolio continued to have more exposure to industrial, materials and information technology stocks and increased exposure to the health care area. The portfolio has an underweight position in the consumer discretionary, energy and financials sectors with no exposure to telecommunication services or utilities stocks.

  THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, INVESCO-NATIONAL ASSET MANAGEMENT GROUP.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/INVESCO-NAM LARGE CAP CORE PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                        SINCE
                                                  SIX MONTHS++       ONE YEAR        INCEPTION+
                                                  ------------     ------------     ------------
Roszel/INVESCO-NAM Large Cap Core Portfolio              (3.48)%          (0.12)%           3.59%
S&P 500 Index                                            (0.81)%           6.32%            8.28%

----------
*   SEE NOTES TO PERFORMANCE INFORMATION.
+   JULY 1, 2002.
++  NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                                         PERCENTAGE
TOP TEN HOLDINGS**                     OF NET ASSETS
-----------------------------------   ---------------
General Electric Co.                              3.7%
Pfizer, Inc.                                      3.1
Citigroup, Inc.                                   3.1
Exxon Mobil Corp.                                 2.8
Wal-Mart Stores, Inc.                             2.8
Texas Instruments, Inc.                           2.5
Microsoft Corp.                                   2.4
Intel Corp.                                       2.3
Genentech, Inc.                                   2.3
United Technologies Corp.                         2.3
-----------------------------------   ---------------
  Total                                          27.3%

                                         PERCENTAGE
HOLDINGS BY SECTOR                     OF NET ASSETS
-----------------------------------   ---------------
Information Technology                           22.5%
Health Care                                      15.4
Financials                                       14.7
Industrials                                      13.1
Consumer Staples                                 10.0
Materials                                         7.5
Consumer Discretionary                            6.7
Energy                                            6.4
Other#                                            3.7
-----------------------------------   ---------------
  Total                                         100.0%

----------
**  EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.
#   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
    ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/INVESCO-NAM LARGE CAP CORE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)        (IN U.S. DOLLARS)

                                                          SHARES            VALUE
                                                     ---------------   ---------------
COMMON STOCKS--96.3%
CONSUMER DISCRETIONARY--6.7%
HOTELS, RESTAURANTS & LEISURE--1.0%
International Game Technology                                    870   $        24,490
                                                                       ---------------

MEDIA--1.4%
Viacom, Inc. (Class B)                                           985            31,540
                                                                       ---------------

MULTILINE RETAIL--1.4%
Target Corp.                                                     604            32,864
                                                                       ---------------

SPECIALTY RETAIL--2.9%
Lowe's Cos., Inc.                                                510            29,692
Tiffany & Co.                                                  1,190            38,984
                                                                       ---------------
                                                                                68,676
                                                                       ---------------
  TOTAL CONSUMER DISCRETIONARY                                                 157,570
                                                                       ---------------

CONSUMER STAPLES--10.0%
BEVERAGES--3.5%
Coca-Cola Co. (The)                                            1,090            45,507
PepsiCo, Inc.                                                    663            35,756
                                                                       ---------------
                                                                                81,263
                                                                       ---------------

FOOD & STAPLES RETAILING--4.5%
Wal-Mart Stores, Inc.                                          1,347            64,925
Walgreen Co.                                                     915            42,081
                                                                       ---------------
                                                                               107,006
                                                                       ---------------

HOUSEHOLD PRODUCTS--2.0%
Procter & Gamble Co.                                             890            46,948
                                                                       ---------------
  TOTAL CONSUMER STAPLES                                                       235,217
                                                                       ---------------

ENERGY--6.4%
ENERGY EQUIPMENT & SERVICES--3.6%
ENSCO International, Inc.                                        360            12,870
Schlumberger Ltd.                                                470            35,692
Transocean, Inc. *                                               670            36,160
                                                                       ---------------
                                                                                84,722
                                                                       ---------------

OIL & GAS--2.8%
Exxon Mobil Corp.                                              1,150            66,090
                                                                       ---------------
  TOTAL ENERGY                                                                 150,812
                                                                       ---------------

FINANCIALS--14.7%
CAPITAL MARKETS--4.1%
Bank of New York Co., Inc. (The)                               1,035            29,788
Goldman Sachs Group, Inc.                                        410            41,828
Morgan Stanley                                                   466            24,451
                                                                       ---------------
                                                                                96,067
                                                                       ---------------

COMMERCIAL BANKS--1.9%
Bank of America Corp.                                          1,000            45,610
                                                                       ---------------

CONSUMER FINANCE--1.6%
MBNA Corp.                                                     1,440            37,670
                                                                       ---------------

DIVERSIFIED FINANCIAL SERVICES--4.2%
Citigroup, Inc.                                                1,558            72,026
JPMorgan Chase & Co.                                             780            27,550
                                                                       ---------------
                                                                                99,576
                                                                       ---------------

INSURANCE--1.3%
American International Group, Inc.                               510   $        29,631
                                                                       ---------------

THRIFTS & MORTGAGE FINANCE--1.6%
Federal National Mortgage Assn.                                  639            37,318
                                                                       ---------------
  TOTAL FINANCIALS                                                             345,872
                                                                       ---------------

HEALTH CARE--15.4%
BIOTECHNOLOGY--3.9%
Amgen, Inc. *                                                    620            37,485
Genentech, Inc. *                                                670            53,788
                                                                       ---------------
                                                                                91,273
                                                                       ---------------

HEALTH CARE EQUIPMENT &
  SUPPLIES--2.7%
Boston Scientific Corp. *                                        590            15,930
Medtronic, Inc.                                                  908            47,025
                                                                       ---------------
                                                                                62,955
                                                                       ---------------

PHARMACEUTICALS--8.8%
Abbott Laboratories                                              590            28,916
Eli Lilly & Co.                                                  590            32,869
Johnson & Johnson                                                664            43,160
Pfizer, Inc.                                                   2,678            73,859
Wyeth                                                            670            29,815
                                                                       ---------------
                                                                               208,619
                                                                       ---------------
  TOTAL HEALTH CARE                                                            362,847
                                                                       ---------------

INDUSTRIALS--13.1%
AEROSPACE & DEFENSE--4.0%
Honeywell International, Inc.                                  1,098            40,220
United Technologies Corp.                                      1,040            53,404
                                                                       ---------------
                                                                                93,624
                                                                       ---------------

INDUSTRIAL CONGLOMERATES--3.7%
General Electric Co.                                           2,516            87,179
                                                                       ---------------

MACHINERY--5.4%
Caterpillar, Inc.                                                390            37,171
Eaton Corp.                                                      580            34,742
Illinois Tool Works, Inc.                                        370            29,482
Ingersoll-Rand Co. Ltd. (Class A)                                344            24,544
                                                                       ---------------
                                                                               125,939
                                                                       ---------------
  TOTAL INDUSTRIALS                                                            306,742
                                                                       ---------------

INFORMATION TECHNOLOGY--22.5%
Communications Equipment--2.9%
Cisco Systems, Inc. *                                          2,391            45,692
QUALCOMM, Inc.                                                   726            23,965
                                                                       ---------------
                                                                                69,657
                                                                       ---------------

COMPUTERS & PERIPHERALS--5.1%
Dell, Inc. *                                                   1,337            52,825
EMC Corp.*                                                     3,096            42,446
International Business Machines
  Corp.                                                          330            24,486
                                                                       ---------------
                                                                               119,757
                                                                       ---------------

INTERNET SOFTWARE & SERVICES--1.6%
Yahoo!, Inc. *                                                 1,090            37,768
                                                                       ---------------

See Notes to Financial Statements.

                                                          SHARES            VALUE
                                                     ---------------   ---------------
IT SERVICES--1.3%
First Data Corp.                                                 740   $        29,704
                                                                       ---------------

SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--8.0%
Altera Corp. *                                                 1,376            27,272
Intel Corp.                                                    2,116            55,143
Linear Technology Corp.                                          850            31,187
Maxim Integrated Products, Inc.                                  423            16,163
Texas Instruments, Inc.                                        2,060            57,824
                                                                       ---------------
                                                                               187,589
                                                                       ---------------

SOFTWARE--3.6%
Microsoft Corp.                                                2,275            56,511
Symantec Corp. *                                               1,270            27,610
                                                                       ---------------
                                                                                84,121
                                                                       ---------------
  TOTAL INFORMATION TECHNOLOGY                                                 528,596
                                                                       ---------------

MATERIALS--7.5%
CHEMICALS--5.1%
Air Products & Chemicals, Inc.                                   649            39,135
E.l. Du Pont de Nemours & Co.                                    485            20,860
PPG Industries, Inc.                                             402            25,229
Praxair, Inc.                                                    756            35,230
                                                                       ---------------
                                                                               120,454
                                                                       ---------------

METALS & MINING--1.1%
Alcoa, Inc.                                                    1,030            26,914
                                                                       ---------------

PAPER & FOREST PRODUCTS--1.3%
Weyerhaeuser Co.                                                 462            29,406
                                                                       ---------------
  TOTAL MATERIALS                                                              176,774
                                                                       ---------------

TOTAL COMMON STOCKS
(Cost--$2,129,794)                                                           2,264,430
                                                                       ---------------

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
SHORT-TERM SECURITIES--4.1%
REPURCHASE AGREEMENT **--4.1%
Nomura Securities International, Inc.,
  3.05%, dated 06/30/05,
  due 07/01/05, total to be
  received $95,724
  (Cost--$95,716)                                    $        95,716   $        95,716
                                                                       ---------------
TOTAL INVESTMENTS--100.4%
(Cost--$2,225,510)                                                           2,360,146
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(0.4)%                                                               (10,375)
                                                                       ---------------
NET ASSETS--100.0%                                                     $     2,349,771
                                                                       ===============

----------
*   NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/NICHOLAS-APPLEGATE LARGE CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET CONDITIONS

  Following solid gains in 2004, the U.S. stock market paused in the first half of 2005. During the period, equity prices lacked a clear direction, rising and falling from month to month. The S&P 500 Index ended the six months in slightly negative territory, down 0.81%. The Russell 1000 Growth Index declined 1.72%.

  Concerns that record-high oil prices and rising short-term interest rates would dampen economic and corporate profit growth weighed on investor sentiment. After starting the year below $45, crude prices spiked to more than $60 a barrel in June, driven by strong global demand and low spare production and refining capacity. The Federal Reserve increased the Fed Funds target rate 1.0% in four 0.25% increments, continuing the tightening cycle it started in June 2004 to preempt inflation. Despite favorable readings on the consumer and producer price indexes in May, the Fed stated it would likely keep raising rates at a measured pace given steady growth in the economy.

  Corporate profits remained healthy during the six-month period, lending support to equity prices. Companies in the S&P 500 Index reported first-quarter earnings that were approximately 14% higher than they had been in the first quarter of 2004 - results that were much stronger than analysts had anticipated. As June drew to a close, the consensus view was that second-quarter earnings growth would fall short of the double-digit increases investors had become accustomed to over the previous three years. However, profits were still expected to grow at a solid clip during the second quarter and throughout the remainder of 2005.

  Within the U.S. equity market, performance was mixed. Value stocks posted slight gains, outpacing the narrow losses registered by their growth counterparts. Returns of large- and small-cap shares were essentially flat, while mid-cap names delivered modest increases. In terms of sectors, materials stocks were among the worst performers, declining amid weakness in commodity prices during the second half of the period. In contrast, soaring oil prices drove double-digit increases in energy stocks. Utilities also performed well as investors were attracted to their high dividends and perceived safety in what was a relatively volatile market environment.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

  During the six months ended June 30, 2005, the Portfolio generated a 0.21% loss. Its overall performance masked the underlying disparity in performance by sector. Absolute returns were weak in the materials, utilities and industrials sectors where holdings posted significant declines. On the other hand, returns were notably strong in the energy, financials and health care sectors.

  On a comparative basis, the Portfolio outperformed the Russell 1000 Growth Index, which fell 1.72%. Positions in the information technology and health care sectors had the largest positive impact on relative results due to strong stock selection. The Portfolio's best-performing holdings included Google, a provider of Internet search technology; Aetna, a health insurance company; and Gilead Sciences, a biotechnology firm focused on therapies for infectious diseases. Shares of Google rose sharply on impressive revenue gains fueled by the booming market for online advertising. Aetna benefited from favorable trends in medical costs and membership growth. Gilead advanced due to robust sales of its HIV drugs and a bright outlook for a new product expected to be on the market in 2006.

  Stock selection was also positive in the energy and financials sectors. Top-performing names included XTO Energy and Chicago Mercantile Exchange Holdings. XTO Energy, an oil and gas producer, reported record operating results on increased production and high energy prices. Chicago Mercantile Exchange Holdings, a futures exchange, experienced an increase in the volume of contracts traded. In addition, an overweight in energy and an underweight in financials helped the Portfolio. Many financial stocks came under pressure because short-term interest rates rose this period while long-term rates fell. This flattening in the yield curve generally hurts traditional "spread lenders" which fund longer-term loans with short-term deposits.

  Although the Portfolio outperformed its benchmark this period, there were areas of relative weakness. For example, an underweight in utilities and an overweight in materials negatively affected performance versus the Index. Stock selection in the industrials sector was also unfavorable, where a position in Rockwell Automation was a major detractor. This manufacturer of industrial control and power systems reported strong operating performance; however, results were below analysts' expectations, prompting a sell-off in the stock.

  THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, LLC.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/NICHOLAS-APPLEGATE LARGE CAP GROWTH PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                        SINCE
                                                  SIX MONTHS++       ONE YEAR        INCEPTION+
                                                  ------------     ------------     ------------
Roszel/Nicholas-Applegate Large Cap
  Growth Portfolio                                       (0.21)%           6.97%            6.63%
S&P 500 Index                                            (0.81)%           6.32%            8.28%
Russell 1000 Growth Index                                (1.72)%           1.68%            7.26%

----------
*   SEE NOTES TO PERFORMANCE INFORMATION.
+   JULY 1, 2002.
++  NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                                         PERCENTAGE
TOP TEN HOLDINGS**                     OF NET ASSETS
-----------------------------------   ---------------
Yahoo!, Inc.                                      4.4%
Johnson & Johnson                                 4.3
UnitedHealth Group, Inc.                          3.9
Intel Corp.                                       3.8
Aetna, Inc.                                       3.7
Coach, Inc.                                       3.5
Apple Computer, Inc.                              3.4
D.R. Horton, Inc.                                 3.4
Genentech, Inc.                                   3.1
Corning, Inc.                                     3.0
-----------------------------------   ---------------
  Total                                          36.5%

                                         PERCENTAGE
HOLDINGS BY SECTOR                     OF NET ASSETS
-----------------------------------   ---------------
Information Technology                           28.2%
Health Care                                      21.2
Consumer Discretionary                           18.3
Industrials                                       9.0
Energy                                            7.3
Consumer Staples                                  5.4
Financials                                        3.9
Materials                                         1.7
Telecommunication Services                        1.7
Other#                                            3.3
-----------------------------------   ---------------
  Total                                         100.0%

----------
**  EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.
#   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
    ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/NICHOLAS-APPLEGATE LARGE CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)        (IN U.S. DOLLARS)

                                                          SHARES            VALUE
                                                     ---------------   ---------------
COMMON STOCKS--96.7%
CONSUMER DISCRETIONARY--18.3%
HOTELS, RESTAURANTS & LEISURE--6.2%
Hilton Hotels Corp.                                            1,130   $        26,951
MGM MIRAGE *                                                     630            24,935
Starbucks Corp. *                                                455            23,505
                                                                       ---------------
                                                                                75,391
                                                                       ---------------

HOUSEHOLD DURABLES--3.4%
D.R. Horton, Inc.                                              1,091            41,033
                                                                       ---------------

MULTILINE RETAIL--5.3%
J.C. Penney Co., Inc.                                            578            30,391
Nordstrom, Inc.                                                  500            33,985
                                                                       ---------------
                                                                                64,376
                                                                       ---------------

TEXTILES, APPAREL & LUXURY
  GOODS--3.4%
Coach, Inc. *                                                  1,257            42,197
                                                                       ---------------
  TOTAL CONSUMER DISCRETIONARY                                                 222,997
                                                                       ---------------

CONSUMER STAPLES--5.4%
BEVERAGES--3.0%
PepsiCo, Inc.                                                    666            35,917
                                                                       ---------------

FOOD PRODUCTS--2.4%
Hershey Foods Corp.                                              477            29,622
                                                                       ---------------
  TOTAL CONSUMER STAPLES                                                        65,539
                                                                       ---------------

ENERGY--7.3%
ENERGY EQUIPMENT & SERVICES--3.9%
Baker Hughes, Inc.                                               548            28,036
Transocean, Inc. *                                               357            19,267
                                                                       ---------------
                                                                                47,303
                                                                       ---------------

OIL & GAS--3.4%
Burlington Resources, Inc.                                       455            25,134
XTO Energy, Inc.                                                 467            15,874
                                                                       ---------------
                                                                                41,008
                                                                       ---------------
  TOTAL ENERGY                                                                  88,311
                                                                       ---------------

FINANCIALS--3.9%
CAPITAL MARKETS--1.6%
Franklin Resources, Inc.                                         250            19,245
                                                                       ---------------

DIVERSIFIED FINANCIAL SERVICES--2.3%
Chicago Mercantile Exchange
  Holdings, Inc.                                                  95            28,073
                                                                       ---------------
  TOTAL FINANCIALS                                                              47,318
                                                                       ---------------

HEALTH CARE--21.2%
BIOTECHNOLOGY--5.0%
Genentech, Inc. *                                                472            37,892
Gilead Sciences, Inc. *                                          509            22,391
                                                                       ---------------
                                                                                60,283
                                                                       ---------------

HEALTH CARE EQUIPMENT &
  SUPPLIES--1.9%
Alcon, Inc.                                                      100   $        10,935
CR Bard, Inc.                                                    181            12,038
                                                                       ---------------
                                                                                22,973
                                                                       ---------------

HEALTH CARE PROVIDERS &
  SERVICES--10.0%
Aetna, Inc.                                                      541            44,806
Caremark Rx, Inc. *                                              678            30,184
UnitedHealth Group, Inc.                                         898            46,822
                                                                       ---------------
                                                                               121,812
                                                                       ---------------

PHARMACEUTICALS--4.3%
Johnson & Johnson                                                802            52,130
                                                                       ---------------
  TOTAL HEALTH CARE                                                            257,198
                                                                       ---------------

INDUSTRIALS--9.0%
AEROSPACE & DEFENSE--2.1%
Lockheed Martin Corp.                                            393            25,494
                                                                       ---------------

INDUSTRIAL CONGLOMERATES--2.8%
General Electric Co.                                             995            34,477
                                                                       ---------------

MACHINERY--1.5%
Caterpillar, Inc.                                                192            18,299
                                                                       ---------------

ROAD & RAIL--2.6%
Burlington Northern Santa Fe Corp.                               675            31,779
                                                                       ---------------
  TOTAL INDUSTRIALS                                                            110,049
                                                                       ---------------

INFORMATION TECHNOLOGY--28.2%
COMMUNICATIONS EQUIPMENT--3.0%
Corning, Inc. *                                                2,224            36,963
                                                                       ---------------

COMPUTERS & PERIPHERALS--8.1%
Apple Computer, Inc. *                                         1,128            41,522
Dell, Inc. *                                                     902            35,638
Network Appliance, Inc. *                                        749            21,174
                                                                       ---------------
                                                                                98,334
                                                                       ---------------

INTERNET SOFTWARE & SERVICES--7.1%
Google, Inc. (Class A) *                                         110            32,357
Yahoo!, Inc. *                                                 1,554            53,846
                                                                       ---------------
                                                                                86,203
                                                                       ---------------

IT SERVICES--2.1%
Cognizant Technology Solutions
  Corp., (Class A) *                                             534            25,167
                                                                       ---------------

SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--6.1%
Intel Corp.                                                    1,771            46,152
Marvell Technology Group Ltd. *                                  733            27,884
                                                                       ---------------
                                                                                74,036
                                                                       ---------------

See Notes to Financial Statements.

                                                          SHARES            VALUE
                                                     ---------------   ---------------
SOFTWARE--1.8%
Adobe Systems, Inc.                                              775   $        22,180
                                                                       ---------------
  TOTAL INFORMATION TECHNOLOGY                                                 342,883
                                                                       ---------------

MATERIALS--1.7%
METALS & MINING--1.7%
Nucor Corp.                                                      451            20,575
                                                                       ---------------

TELECOMMUNICATION SERVICES--1.7%
WIRELESS TELECOMMUNICATION
  SERVICES--1.7%
Nextel Communications, Inc.
  (Class A) *                                                    633            20,452
                                                                       ---------------
TOTAL COMMON STOCKS
(Cost--$1,016,456)                                                           1,175,322
                                                                       ---------------

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
SHORT-TERM SECURITIES--4.2%
REPURCHASE AGREEMENT **--4.2%
Nomura Securities International, Inc.,
  3.05%, dated 06/30/05,
  due 07/01/05, total to be
  received $51,274
  (Cost--$51,270)                                    $        51,270   $        51,270
                                                                       ---------------
TOTAL INVESTMENTS--100.9%
(Cost--$1,067,726)                                                           1,226,592
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(0.9)%                                                               (10,691)
                                                                       ---------------
NET ASSETS--100.0%                                                     $     1,215,901
                                                                       ===============

----------
*   NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET CONDITIONS

  The U.S. economy continued to deliver solid growth during the first half of 2005 in sharp contrast to signs of slowing in most other developed nations. Despite high oil prices, four interest rate increases by the Federal Reserve, continued insurgency in Iraq, ongoing trade imbalances and domestic budget deficits, the U.S. economy is likely to have grown at a pace of 3.0% or better. This resilience was driven in large part by the strength in housing and unexpectedly strong private sector income growth. In parallel fashion, earnings growth by U.S. companies continued at a pace of nearly 13% for the most recently reported quarter. Importantly, while still solid, earnings growth appears to have begun slowing from the unsustainably high levels reached during 2004 and 2003. Less accommodative Federal Reserve monetary policy and high oil prices took a toll on broad equity indexes with the S&P 500, the Dow Jones Industrial Average and the NASDAQ composite all negative for the six months ending in June. Equity markets have been generally range-bound waiting to discern the Federal Reserve's success in moving toward a neutral monetary posture without overshooting the mark. Past history suggests that the Fed has had mixed results in removing excess liquidity without overdoing it.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

  The Roszel/Rittenhouse Large Cap Growth Portfolio trailed its benchmark, the S&P 500 Index during the first six months of 2005. Some of the headwinds that challenged performance in 2004 persisted in the period ending June 30, 2005. Specifically, the largest companies in the S&P 500 Index continue to lag the smaller companies within the Index. This is clearly illustrated by the weak performance of the S&P 100 Index relative to the S&P 500 Index.

  Our quest for companies that exhibit superior earnings quality and financial strength currently leads us to have heavier portfolio representation among the largest S&P 500 companies, i.e., S&P 100. We believe this is opportune from both a risk and reward perspective. The second factor affecting performance is the continued underperformance of growth investment styles relative to value investment styles. The S&P Barra Growth Index underperformance relative to the S&P Barra Value Index exemplifies this multi-year trend. The third factor limiting performance was our focus on companies that exhibit consistent, above market earnings growth. This emphasis caused us to avoid two top performing sectors, energy and utilities, within the S&P 500 Index during the year-to-date period. Positive factors that added to performance during the period included our significant overweight of the health care sector, stock selection in the consumer discretionary sector and our avoidance of the materials sector.

  Looking forward we believe the effects of higher short term interest rates imposed by the Federal Reserve and high energy costs will combine to slow the U.S. economy. While we believe the Fed can slow the economy without causing a recession, we believe that corporate earnings growth will decelerate as the year progresses. In past cycles when the Fed was in a tightening mode and corporate profits decelerated, large, high quality companies benefited due to their relatively lower cyclical sensitivity and diversified revenue sources. Furthermore, valuations on large, high quality companies appear reasonable. After a long, vexing period where the market has embraced high beta, low quality companies that are highly leveraged to cyclical earnings recovery, current conditions seem poised to favor higher quality, more sustainable earnings growth opportunities.

  THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, RITTENHOUSE ASSET MANAGEMENT, INC.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                        SINCE
                                                  SIX MONTHS++       ONE YEAR        INCEPTION+
                                                  ------------     ------------     ------------
Roszel/Rittenhouse Large Cap Growth Portfolio            (3.15)%           0.12%            3.15%
S&P 500 Index                                            (0.81)%           6.32%            8.28%

----------
*   SEE NOTES TO PERFORMANCE INFORMATION.
+   JULY 1, 2002.
++  NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                                         PERCENTAGE
TOP TEN HOLDINGS**                     OF NET ASSETS
-----------------------------------   ---------------
General Electric Co.                              4.5%
Microsoft Corp.                                   4.2
Johnson & Johnson                                 4.1
Dell, Inc.                                        3.9
Wal-Mart Stores, Inc.                             3.9
Procter & Gamble Co.                              3.7
Citigroup, Inc.                                   3.6
Amgen, Inc.                                       3.5
Medtronic, Inc.                                   3.4
American International Group, Inc.                3.3
-----------------------------------   ---------------
  Total                                          38.1%

                                         PERCENTAGE
HOLDINGS BY SECTOR                     OF NET ASSETS
-----------------------------------   ---------------
Information Technology                           22.8%
Health Care                                      21.5
Consumer Staples                                 15.5
Financials                                       13.7
Consumer Discretionary                           10.9
Industrials                                       9.3
Other#                                            6.3
-----------------------------------   ---------------
  Total                                         100.0%

----------
**  EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.
#   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER ASSETS LESS LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)        (IN U.S. DOLLARS)

                                                          SHARES            VALUE
                                                     ---------------   ---------------
COMMON STOCKS--93.7%
CONSUMER DISCRETIONARY--10.9%
AUTOMOBILES--1.3%
Harley-Davidson, Inc.                                          2,600   $       128,960
                                                                       ---------------

MEDIA--2.2%
Omnicom Group, Inc.                                            1,200            95,832
Walt Disney Co.                                                5,200           130,936
                                                                       ---------------
                                                                               226,768
                                                                       ---------------

MULTILINE RETAIL--1.8%
Target Corp.                                                   3,400           184,994
                                                                       ---------------

SPECIALTY RETAIL--5.6%
Bed Bath & Beyond, Inc. *                                      6,700           279,926
Lowe's Cos., Inc.                                              4,800           279,456
                                                                       ---------------
                                                                               559,382
                                                                       ---------------
  TOTAL CONSUMER DISCRETIONARY                                               1,100,104
                                                                       ---------------

CONSUMER STAPLES--15.5%
BEVERAGES--2.7%
PepsiCo, Inc.                                                  5,100           275,043
                                                                       ---------------

FOOD & STAPLES RETAILING--6.9%
Sysco Corp.                                                    8,300           300,377
Wal-Mart Stores, Inc.                                          8,100           390,420
                                                                       ---------------
                                                                               690,797
                                                                       ---------------

HOUSEHOLD PRODUCTS--5.9%
Colgate-Palmolive Co.                                          4,600           229,586
Procter & Gamble Co.                                           7,000           369,250
                                                                       ---------------
                                                                               598,836
                                                                       ---------------
  TOTAL CONSUMER STAPLES                                                     1,564,676
                                                                       ---------------

FINANCIALS--13.7%
CAPITAL MARKETS--2.8%
Bank of New York Co., Inc. (The)                               5,400           155,412
Morgan Stanley                                                 2,300           120,681
                                                                       ---------------
                                                                               276,093
                                                                       ---------------

COMMERCIAL BANKS--2.6%
Wells Fargo & Co.                                              4,300           264,794
                                                                       ---------------

CONSUMER FINANCE--1.4%
MBNA Corp.                                                     5,400           141,264
                                                                       ---------------

DIVERSIFIED FINANCIAL SERVICES--3.6%
Citigroup, Inc.                                                7,800           360,594
                                                                       ---------------

INSURANCE--3.3%
American International Group, Inc.                             5,700           331,170
                                                                       ---------------
  TOTAL FINANCIALS                                                           1,373,915
                                                                       ---------------

HEALTH CARE--21.5%
BIOTECHNOLOGY--3.5%
Amgen, Inc. *                                                  5,900           356,714
                                                                       ---------------

HEALTH CARE EQUIPMENT &
  SUPPLIES--6.7%
Medtronic, Inc.                                                6,600   $       341,814
Stryker Corp.                                                  4,000           190,240
Zimmer Holdings, Inc. *                                        1,900           144,723
                                                                       ---------------
                                                                               676,777
                                                                       ---------------

HEALTH CARE PROVIDERS &
  SERVICES--3.5%
Medco Health Solutions, Inc.*                                  2,600           138,736
UnitedHealth Group, Inc.                                       4,000           208,560
                                                                       ---------------
                                                                               347,296
                                                                       ---------------

PHARMACEUTICALS--7.8%
Eli Lilly & Co.                                                3,600           200,556
Johnson & Johnson                                              6,400           416,000
Pfizer, Inc.                                                   6,100           168,238
                                                                       ---------------
                                                                               784,794
                                                                       ---------------
  TOTAL HEALTH CARE                                                          2,165,581
                                                                       ---------------

INDUSTRIALS--9.3%
AEROSPACE & DEFENSE--1.2%
United Technologies Corp.                                      2,300           118,105
                                                                       ---------------

ELECTRICAL EQUIPMENT--1.4%
Emerson Electric Co.                                           2,300           144,049
                                                                       ---------------

INDUSTRIAL CONGLOMERATES--6.7%
3M Co.                                                         3,100           224,130
General Electric Co.                                          13,000           450,450
                                                                       ---------------
                                                                               674,580
                                                                       ---------------
  TOTAL INDUSTRIALS                                                            936,734
                                                                       ---------------

INFORMATION TECHNOLOGY--22.8%
COMMUNICATIONS EQUIPMENT--4.3%
Cisco Systems, Inc. *                                         15,900           303,849
QUALCOMM, Inc.                                                 4,100           135,341
                                                                       ---------------
                                                                               439,190
                                                                       ---------------

COMPUTERS & PERIPHERALS--6.6%
Dell, Inc. *                                                  10,000           395,100
International Business Machines
  Corp.                                                        3,600           267,120
                                                                       ---------------
                                                                               662,220
                                                                       ---------------

SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--5.7%
Intel Corp.                                                    9,500           247,570
Linear Technology Corp.                                        4,300           157,767
Texas Instruments, Inc.                                        6,100           171,227
                                                                       ---------------
                                                                               576,564
                                                                       ---------------

SOFTWARE--6.2%
Microsoft Corp.                                               17,200           427,248
Oracle Corp. *                                                14,800           195,360
                                                                       ---------------
                                                                               622,608
                                                                       ---------------
  TOTAL INFORMATION TECHNOLOGY                                               2,300,582
                                                                       ---------------

TOTAL COMMON STOCKS
(Cost--$8,742,750)                                                           9,441,592
                                                                       ---------------

See Notes to Financial Statements.

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
SHORT-TERM SECURITIES--3.5%
REPURCHASE AGREEMENT **--3.5%
Nomura Securities International, Inc.,
  3.05%, dated 06/30/05,
  due 07/01/05, total to be
  received $350,197
  (Cost--$350,167)                                   $       350,167   $       350,167
                                                                       ---------------
TOTAL INVESTMENTS--97.2%
(Cost--$9,092,917)                                                           9,791,759
OTHER ASSETS LESS
  LIABILITIES--2.8%                                                            285,230
                                                                       ---------------
NET ASSETS--100.0%                                                     $    10,076,989
                                                                       ===============

----------
*   NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SENECA LARGE CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET CONDITIONS

  In recent testimony before the congressional Joint Economic Committee, Alan Greenspan called the relationship between monetary policy, interest rates and economic growth a "conundrum." The conundrum, as we all know, has arisen because the Fed has been consistently raising short-term rates to subdue economic growth, yet all the while longer rates have been falling. While we cling to Mr. Greenspan's utterances of wisdom, there is another companion conundrum - one not so broadly pontificated - that has been lurking in the equity market for some time now. It has loomed over equity investors so persistently for the last few years that noted academic sleuths have fallen complacent, seeking instead to pursue newer, more exciting economic mysteries. The equity mystery revolves around the ever-deepening divergence between fundamentals and price performance. This long-lived departure from historical precedents, particularly in the growth area of the market, is one that is worthy of continued investigation.

  Let's present the facts of the case. If S&P 500 companies report earnings in-line with expectations at year-end, those earnings will have increased by greater than 30% since 12/31/03. The element of surprise is this: on a price basis, the S&P 500 Index is only up by about 8% since year-end 2003. Puzzled? Let's look further. Earnings of the Russell 1000 Growth Index are expected to rise this year by 19.3% over year-end 2003. Yet this large cap growth index has risen just under 3% over the past 18 months. And here is where the plot thickens... this divergence has occurred within the context of low interest rates, improved quality of earnings, large cash balances on corporate balance sheets and rising consumer net worth. In other words, based on historical market modus operandi this should have been the ideal backdrop for stocks in general, and growth stocks in particular. That has not been the case.

  The facts speak for themselves: growth is "undervalued," and significantly so. By these measures, growth stocks present an attractive opportunity, as they are expected to grow their earnings by 15% next year. In contrast, Value stocks are expected to grow their earnings by only 8%. In the first half of this year, the large cap value index (Russell 1000 Value) outperformed its large cap growth counterpart (Russell 1000 Growth) by over 340 basis points (or 3.40 percentage points). While stock prices and fundamentals do occasionally get out of balance, they normally revert to a more "normalized" pattern, meaning... the link between fundamentals and long-term performance must resume.

  We can perceive no change in the laws of the market or of nature that would suggest the connection between stock prices and earnings has been permanently broken.

  Following this logic, one of three things must happen to realign the markets. Either 1) the economy must slow significantly, resulting in a profound drop in profits, especially in those of growth stocks; 2) inflation and interest rates must soar in order to justify current low P/E multiples or 3) the valuations of growth stocks need to play catch-up.

  Certainly the flattening yield curve and relatively low P/E multiple on the market (given the low level of interest rates) could be signaling a recession. Economies in Europe are weak, industrial production is slowing in Asia, and the recent 4%-5% real Gross Domestic Product (GDP) growth is unsustainable. However, GDP keeps surprising us on the upside, the consumer has shown no slowdown in spending despite higher energy prices, incomes and confidence are rising, and productivity continues to expand. In a recessionary scenario, cyclical stocks and commodity prices would be falling, not rising. If we were heading for a recession one would expect investors to be moving to "safe havens" like foods, beverages and pharmaceuticals, rather than semiconductors and retailers as we've seen this past quarter. Moreover, merger and acquisition activity would be falling in anticipation of cheaper opportunities ahead instead of rising as they have been for some months. If the Fed raises rates several more times and the yield curve inverts, a recession is a possibility. But that does not seem to be the case today, and therefore doesn't appear to be a good explanation for the market's malaise.

  The second possible resolution to the valuation and performance conundrum would be inflation and rising interest rates. Higher rates mean lower P/E multiples. Given the current 4% yield on the 10-year Treasury, a rule of thumb would project a 25X P/E on the next 12 months of earnings for the S&P. But the forward P/E rests at about 16X. Yields would have to climb to about 6% to justify these valuations. The flattening of the yield curve suggests that a fear of rising inflation simply does not hold any weight as the answer to the fundamentals versus price performance imbalance. If anything, one might argue that today's low long-term interest rates are discounting that China is going to be a continuing global deflationary force over the long haul, and that global inflation is not a threat for the foreseeable future. That would offer a viable explanation as to how economies have shrugged off the leap in crude and other commodity prices over the past couple of years.

  So all evidence points to the remaining alternative: that stock prices, especially those of growth stocks, will rise. That is what we believe with strong conviction. Certainly the record-setting period of underperformance and current relative valuations suggests just that. And investors' general loathing of the asset class is quite pervasive - a historic contra-indicator. The tension is palpable as we watch the evidence unfold. We hold our collective breath, waiting to step in; for someone else to go first; for earnings to rise still more; for that one last shoe to drop.

  We continue to watch for threats on the horizon and for signs of some change of direction in the economy or the market. Meanwhile, the existing evidence is in our favor. What we do know is that corporate earnings are strong and that the consumer's net worth is at record highs. There is also a tremendous amount of cash on corporate balance sheets, in money market funds, in foreign savings accounts and in hedge funds... just waiting, waiting, waiting.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

  The Roszel/Seneca Large Cap Growth Portfolio underperformed the Russell 1000 Growth Index for the six-month period ended June 30, 2005. As was the case in 2004, investors continued to avoid most information technology stocks, despite attractive valuations and strong earnings, in favor of more value-oriented sectors such as utilities and energy. Our overweight to the information technology sector was the biggest detractor to relative performance. Stock performance within the sector was mixed, incorporating some of our best and worst contributors. Among our top contributors were internet-search provider, Google, Inc, and semiconductor giant, Intel Co. Amongst our biggest detractors were IBM, which announced disappointing earnings and Qualcomm, which lost ground on fears of lower hand-set sales. We held on to both the stocks, viewing the issues as short-term and both the stocks have rebounded as earnings have come in much better than expectations. A lower weighting to the health care sector as well as stock selection also hurt relative performance in what was one of the strongest sectors of the market. While our stocks had a positive overall performance, they did not keep up with the Index's sector return, which was led by managed health care and biotechnology companies, to which we had limited exposure. Stock selection in the weak consumer discretionary sector was the biggest contributor to relative performance, led by J.C. Penney, which is successfully executing its turnaround strategy, driving sales and earnings higher.

  THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, SENECA CAPITAL MANAGEMENT LLC.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SENECA LARGE CAP GROWTH PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                        SINCE
                                                  SIX MONTHS++       ONE YEAR        INCEPTION+
                                                  ------------     ------------     ------------
Roszel/Seneca Large Cap Growth Portfolio                 (5.45)%          (0.36)%           3.87%
S&P 500 Index                                            (0.81)%           6.32%            8.28%
Russell 1000 Growth Index                                (1.72)%           1.68%            7.26%

----------
*   SEE NOTES TO PERFORMANCE INFORMATION.
+   JULY 1, 2002.
++  NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                                         PERCENTAGE
TOP TEN HOLDINGS**                     OF NET ASSETS
-----------------------------------   ---------------
Google, Inc. (Class A)                            3.7%
Johnson & Johnson                                 3.7
Amgen, Inc.                                       3.6
Intel Corp.                                       3.3
QUALCOMM, Inc.                                    3.3
Nike, Inc. (Class B)                              3.2
UnitedHealth Group, Inc.                          3.2
Stryker Corp.                                     3.2
J.C. Penney Co., Inc.                             3.2
Pfizer, Inc.                                      3.1
-----------------------------------   ---------------
  Total                                          33.5%

                                         PERCENTAGE
HOLDINGS BY SECTOR                     OF NET ASSETS
-----------------------------------   ---------------
Information Technology                           38.9%
Health Care                                      21.3
Consumer Discretionary                           16.9
Industrials                                       9.4
Consumer Staples                                  8.1
Financials                                        4.7
Other#                                            0.7
-----------------------------------   ---------------
  Total                                         100.0%

----------
**  EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.
#   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
    ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SENECA LARGE CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)        (IN U.S. DOLLARS)

                                                          SHARES            VALUE
                                                     ---------------   ---------------
COMMON STOCKS--99.3%
CONSUMER DISCRETIONARY--16.9%
HOTELS, RESTAURANTS & LEISURE--1.6%
Carnival Corp.                                                 1,090   $        59,460
                                                                       ---------------

MULTILINE RETAIL--3.2%
J.C. Penney Co., Inc.                                          2,190           115,150
                                                                       ---------------

SPECIALTY RETAIL--6.9%
Best Buy Co., Inc.                                             1,200            82,260
Gap, Inc. (The)                                                3,600            71,100
Lowe's Cos., Inc.                                              1,690            98,392
                                                                       ---------------
                                                                               251,752
                                                                       ---------------

TEXTILES, APPAREL & LUXURY
  GOODS--5.2%
Coach, Inc. *                                                  2,200            73,854
Nike, Inc. (Class B)                                           1,360           117,776
                                                                       ---------------
                                                                               191,630
                                                                       ---------------
  TOTAL CONSUMER DISCRETIONARY                                                 617,992
                                                                       ---------------

CONSUMER STAPLES--8.1%
BEVERAGES--2.6%
Coca-Cola Co. (The)                                            4,320            95,083
                                                                       ---------------

FOOD PRODUCTS--2.5%
Kellogg Co.                                                    2,030            90,213
                                                                       ---------------

HOUSEHOLD PRODUCTS--3.0%
Colgate-Palmolive Co.                                          2,200           109,802
                                                                       ---------------
  TOTAL CONSUMER STAPLES                                                       295,098
                                                                       ---------------

FINANCIALS--4.7%
DIVERSIFIED FINANCIAL SERVICES--4.7%
Citigroup, Inc.                                                1,600            73,968
JPMorgan Chase & Co.                                           2,750            97,130
                                                                       ---------------
  TOTAL FINANCIALS                                                             171,098
                                                                       ---------------

HEALTH CARE--21.3%
BIOTECHNOLOGY--3.6%
Amgen, Inc. *                                                  2,170           131,198
                                                                       ---------------

HEALTH CARE EQUIPMENT &
  SUPPLIES--5.7%
Medtronic, Inc.                                                1,810            93,740
Stryker Corp.                                                  2,440           116,046
                                                                       ---------------
                                                                               209,786
                                                                       ---------------

HEALTH CARE PROVIDERS &
  SERVICES--3.2%
UnitedHealth Group, Inc.                                       2,240           116,794
                                                                       ---------------

PHARMACEUTICALS--8.8%
Abbott Laboratories                                            1,500            73,515
Johnson & Johnson                                              2,080           135,200
Pfizer, Inc.                                                   4,100           113,078
                                                                       ---------------
                                                                               321,793
                                                                       ---------------
  TOTAL HEALTH CARE                                                            779,571
                                                                       ---------------

INDUSTRIALS--9.4%
AEROSPACE & DEFENSE--2.4%
United Technologies Corp.                                      1,740   $        89,349
                                                                       ---------------

AIR FREIGHT & LOGISTICS--1.9%
FedEx Corp.                                                      850            68,859
                                                                       ---------------

INDUSTRIAL CONGLOMERATES--5.1%
3M Co.                                                         1,280            92,544
General Electric Co.                                           2,700            93,555
                                                                       ---------------
                                                                               186,099
                                                                       ---------------
  TOTAL INDUSTRIALS                                                            344,307
                                                                       ---------------

INFORMATION TECHNOLOGY--38.9%
COMMUNICATIONS EQUIPMENT--8.3%
Corning, Inc. *                                                4,700            78,114
QUALCOMM, Inc.                                                 3,670           121,147
Telefonaktiebolaget LM Ericsson,
  ADR *                                                        3,240           103,518
                                                                       ---------------
                                                                               302,779
                                                                       ---------------

COMPUTERS & PERIPHERALS--6.8%
EMC Corp.*                                                     8,000           109,680
International Business Machines
  Corp.                                                          890            66,038
Network Appliance, Inc. *                                      2,530            71,523
                                                                       ---------------
                                                                               247,241
                                                                       ---------------

ELECTRONIC EQUIPMENT &
  INSTRUMENTS--2.8%
Jabil Circuit, Inc. *                                          3,280           100,794
                                                                       ---------------

INTERNET SOFTWARE & SERVICES--8.0%
Google, Inc. (Class A) *                                         460           135,309
VeriSign, Inc. *                                               3,060            88,006
Yahoo!, Inc. *                                                 2,000            69,300
                                                                       ---------------
                                                                               292,615
                                                                       ---------------

SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--8.4%
Applied Materials, Inc.                                        5,020            81,224
Intel Corp.                                                    4,690           122,221
Xilinx, Inc.                                                   4,110           104,805
                                                                       ---------------
                                                                               308,250
                                                                       ---------------

SOFTWARE--4.6%
Adobe Systems, Inc.                                            3,380            96,736
Electronic Arts, Inc. *                                        1,250            70,762
                                                                       ---------------
                                                                               167,498
                                                                       ---------------
  TOTAL INFORMATION TECHNOLOGY                                               1,419,177
                                                                       ---------------

TOTAL COMMON STOCKS
(Cost--$3,494,370)                                                           3,627,243
                                                                       ---------------

See Notes to Financial Statements.

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
SHORT-TERM SECURITIES--1.0%
REPURCHASE AGREEMENT **--1.0%
Nomura Securities International, Inc.,
  3.05%, dated 06/30/05,
  due 07/01/05, total to be
  received $36,917
  (Cost--$36,914)                                    $        36,914   $        36,914
                                                                       ---------------
TOTAL INVESTMENTS--100.3%
(Cost--$3,531,284)                                                           3,664,157
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(0.3)%                                                               (11,453)
                                                                       ---------------
NET ASSETS--100.0%                                                     $     3,652,704
                                                                       ===============

----------
*   NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/KAYNE ANDERSON RUDNICK MID CAP VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET CONDITIONS

  Despite record-high oil prices and continued Federal Reserve increases in short-term interest rates, the equity markets moved higher during the period from inception of the Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio (the Portfolio) on May 1, 2005 to the end of the second quarter of 2005 (the period). The markets edged ahead on indicators of positive consumer confidence, which hit a three-year high in June, continued low long-term interest rates, and good employment numbers.

  For the period, market capitalization negatively correlated with returns - the smaller the market cap, the higher return. The Russell 2000 Index of small-cap stocks returned 10.65%, the Russell Midcap Index rose 7.61%, and the Russell 1000 Index of large-cap stocks gained 3.97%.

  During the period, investors accepted higher risk, despite the cautionary signs of higher fuel costs and rising short-term interest rates. Not only did smaller market-cap companies outperform large-cap companies, but also lower quality companies and companies with lower debt ratings outperformed high-quality companies and those with higher credit quality.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

  For the period, the Portfolio underperformed its benchmark, the Russell 2500 Value Index. We expect such an occurrence when the market favors lower quality stocks, because the Portfolio's investment style is to select high-quality companies.

  The majority of the companies in the Portfolio are rated A in quality by S&P, but companies rated B and lower were the best-performing group in the Index. Additionally, companies with a higher beta outperformed companies of lower risk. Because we select high-quality companies, the Portfolio has a lower risk profile than the Index and this outperformance of higher risk companies detracted from our performance.

  The companies contributing the most to the Portfolio's performance during the period included Equitable Resources and Teleflex. Equitable Resources (Equitable) is an integrated energy company and the largest natural-gas supplier in the Appalachian basin. First-quarter results beat expectations as higher natural-gas prices optimized the company's storage assets and drove growth in its ancillary businesses. Recently the company has been growing its Appalachian reserves, divesting non-core assets, and buying back shares that should allow it to sustain double-digit earnings-per-share growth over the next few years. Teleflex is a diversified manufacturer serving the automotive, marine, industrial, aerospace, and medical markets with leadership in technical niches. The company's announced restructuring and divestiture of money-losing businesses is ongoing and on plan, helping to revive margins and profitability in the most recent quarter. The stock rebounded to reach 52-week highs on the positive news.

  Companies contributing the least to performance included Polaris Industries and Bemis. Polaris Industries is one of the world's leading manufacturers of snowmobiles and all-terrain vehicles. Investors became concerned about near-term prospects following Harley Davidson's announcement of disappointing results along with higher inventory levels. These factors drove comparable consumer-durable stocks lower. Bemis is a global manufacturer of pressure-sensitive materials and North America's largest flexible-packaging manufacturer for the food, beverage, and medical industries. The company experienced negative volume trends in the first quarter, seasonally the weakest quarter, and was hampered by rising petroleum costs. There is typically a lag effect before Bemis can contractually adjust its product price and pass on the higher input costs. As a result, management lowered full-year expectations. Our long-term fundamental belief in the company's growth potential and business model remains intact.

  The market is experiencing a flattening yield curve meaning that short-term and long-term interest rates are converging to the same level. This trend is illustrated by the current low spread between the 10-year and 2-year Treasury note, which was at 34 basis points at the end of June. This is in comparison to the average historical spread of 100 basis points. Historically, a flat yield curve has been strongly associated with decelerating profit growth. Higher quality stocks have tended to outperform lower quality stocks over the subsequent 12 months when the profit cycle decelerates or when the yield curve flattens. In fact, stocks ranked B plus or better have a 64% probability of outperforming stocks ranked B or worse when the yield spread is 50 basis points or less. Such a relationship should bode well for the high-quality stocks in the Portfolio. As always, we endeavor to manage the Portfolio with the highest quality businesses, outgrowing their markets, and purchased at discount values.

  THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC.

----------
THE DISCUSSION ABOVE DEALS WITH PORTFOLIO ACTIVITY FROM MAY 1, 2005 TO JUNE 30, 2005. KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT BEGAN MANAGING THIS PORTFOLIO, PREVIOUSLY MANAGED BY VALENZUELA CAPITAL PARTNERS, ON MAY 1, 2005. THE PORTFOLIO'S NAME WAS CHANGED FROM ROSZEL/VALENZUELA MID CAP VALUE PORTFOLIO TO ROSZEL/KAYNE ANDERSON RUDNICK MID CAP VALUE PORTFOLIO. VALENZUELA WAS REPLACED AS SUB-ADVISOR BECAUSE OF CONCERNS ABOUT INVESTMENT PERSONNEL CHANGES AND PERFORMANCE.

IN THE PERIOD PRIOR TO THE MANAGEMENT CHANGE, FROM JANUARY 1, 2005 THROUGH APRIL 30, 2005, THE PORTFOLIO'S VALUE DECLINED BY 7.8%, COMPARED TO THE RUSSELL MIDCAP VALUE INDEX BENCHMARK WHICH DROPPED 1.9%. STOCK SELECTION WAS SUB PAR, WITH PARTICULAR PROBLEMS IN THE CONSUMER DISCRETIONARY AND FINANCIALS SECTORS, AND NOTABLE LOSSES IN LEAR, COLUMBIA SPORTSWEAR, DORAL FINANCIAL AND MBNA. HEALTH CARE WAS THE ONLY SIGNIFICANT POSITIVE. THE PORTFOLIO WAS OVERWEIGHTED IN THIS STRONG SECTOR, AND ITS HOLDINGS, LED BY COMMUNITY HEALTH SYSTEMS, OUTPERFORMED THE SECTOR.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/KAYNE ANDERSON RUDNICK MID CAP VALUE PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                        SINCE
                                                  SIX MONTHS++       ONE YEAR        INCEPTION+
                                                  ------------     ------------     ------------
Roszel/Kayne Anderson Rudnick
  Mid Cap Value Portfolio                                (3.85)%           2.34%            3.84%
S&P 500 Index                                            (0.81)%           6.32%            8.28%
Russell Midcap Value Index                                5.52%           21.80%           16.55%
Russell 2500 Value Index~                                 3.09%           17.44%           16.06%

----------
*   SEE NOTES TO PERFORMANCE INFORMATION.
+   JULY 1, 2002.
++  NOT ANNUALIZED.
~ AS OF MAY 1, 2005 KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC ASSUMED RESPONSIBILITY FOR SUB-ADVISING THIS PORTFOLIO AND THE PORTFOLIO'S NAME WAS CHANGED FROM ROSZEL/VALENZUELA MID CAP VALUE PORTFOLIO TO ROSZEL/KAYNE ANDERSON RUDNICK MID CAP VALUE PORTFOLIO. THE BENCHMARK WAS CHANGED TO THE RUSSELL 2500 VALUE INDEX TO REFLECT THE CHANGE IN INVESTMENT MANAGER.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                                         PERCENTAGE
TOP TEN HOLDINGS**                     OF NET ASSETS
-----------------------------------   ---------------
Arthur J. Gallagher & Co.                         4.9%
Equitable Resources, Inc.                         4.7
Alberto-Culver Co.                                4.7
RPM International, Inc.                           4.7
Reinsurance Group of America                      4.7
Realty Income Corp.                               4.6
International Flavors & Fragrances                4.6
Reynolds & Reynolds Co.
  (The) (Class A)                                 4.6
Valspar Corp.                                     4.5
Questar Corp.                                     4.4
-----------------------------------   ---------------
  Total                                          46.4%

                                         PERCENTAGE
HOLDINGS BY SECTOR                     OF NET ASSETS
-----------------------------------   ---------------
Financials                                       32.4%
Materials                                        17.6
Industrials                                      10.7
Utilities                                         9.1
Information Technology                            7.6
Consumer Staples                                  7.6
Consumer Discretionary                            6.4
Health Care                                       4.3
Other#                                            4.3
-----------------------------------   ---------------
  Total                                         100.0%

----------
**  EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.
#   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER ASSETS LESS LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/KAYNE ANDERSON RUDNICK MID CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)        (IN U.S. DOLLARS)

                                                          SHARES            VALUE
                                                     ---------------   ---------------
COMMON STOCKS--95.7%
CONSUMER DISCRETIONARY--6.4%
LEISURE EQUIPMENT & PRODUCTS--3.3%
Polaris Industries, Inc.                                       2,125   $       114,750
                                                                       ---------------

MEDIA--3.1%
Wiley John & Sons, Inc.                                        2,710           107,668
                                                                       ---------------
  TOTAL CONSUMER DISCRETIONARY                                                 222,418
                                                                       ---------------

CONSUMER STAPLES--7.6%
FOOD PRODUCTS--2.9%
Lancaster Colony Corp.                                         2,375           101,935
                                                                       ---------------

PERSONAL PRODUCTS--4.7%
Alberto-Culver Co.                                             3,760           162,921
                                                                       ---------------
  TOTAL CONSUMER STAPLES                                                       264,856
                                                                       ---------------

FINANCIALS--32.4%
CAPITAL MARKETS--10.3%
Allied Capital Corp.                                           4,210           122,553
Eaton Vance Corp.                                              5,630           134,613
W. P. Stewart & Co., Ltd.                                      4,150           100,306
                                                                       ---------------
                                                                               357,472
                                                                       ---------------

COMMERCIAL BANKS--1.8%
Sterling Bancorp                                               2,960            63,196
                                                                       ---------------

INSURANCE--12.8%
Arthur J. Gallagher & Co.                                      6,330           171,733
Cincinnati Financial Corp.                                     2,780           109,977
Reinsurance Group of America                                   3,500           162,785
                                                                       ---------------
                                                                               444,495
                                                                       ---------------

REAL ESTATE--4.6%
Realty Income Corp.                                            6,470           162,009
                                                                       ---------------

THRIFTS & MORTGAGE FINANCE--2.9%
Washington Federal, Inc.                                       4,310           101,371
                                                                       ---------------
  TOTAL FINANCIALS                                                           1,128,543
                                                                       ---------------

HEALTH CARE--4.3%
HEALTH CARE PROVIDERS & SERVICES--4.3%
IMS Health, Inc.                                               6,050           149,858
                                                                       ---------------

INDUSTRIALS--10.7%
COMMERCIAL SERVICES & SUPPLIES--3.1%
Equifax, Inc.                                                  3,030           108,201
                                                                       ---------------

INDUSTRIAL CONGLOMERATES--3.3%
Teleflex, Inc.                                                 1,910           113,397
                                                                       ---------------

MACHINERY--4.3%
Graco, Inc.                                                    4,390           149,567
                                                                       ---------------
  TOTAL INDUSTRIALS                                                            371,165
                                                                       ---------------

INFORMATION TECHNOLOGY--7.6%
IT SERVICES--3.0%
Certegy, Inc.                                                  2,800           107,016
                                                                       ---------------

SOFTWARE--4.6%
Reynolds & Reynolds Co.
  (The) (Class A)                                              5,900   $       159,477
                                                                       ---------------
  TOTAL INFORMATION TECHNOLOGY                                                 266,493
                                                                       ---------------

MATERIALS--17.6%
CHEMICALS--13.8%
International Flavors &
  Fragrances, Inc.                                             4,460           161,541
RPM International, Inc.                                        8,915           162,788
Valspar Corp.                                                  3,240           156,460
                                                                       ---------------
                                                                               480,789
                                                                       ---------------

CONTAINERS & PACKAGING--3.8%
Bemis Co., Inc.                                                5,000           132,700
                                                                       ---------------
  TOTAL MATERIALS                                                              613,489
                                                                       ---------------

UTILITIES--9.1%
MULTI-UTILITIES--9.1%
Equitable Resources, Inc.                                      2,410           163,880
Questar Corp.                                                  2,340           154,206
                                                                       ---------------
  TOTAL UTILITIES                                                              318,086
                                                                       ---------------

TOTAL COMMON STOCKS
(Cost--$3,217,565)                                                           3,334,908
                                                                       ---------------

                                                        PRINCIPAL
                                                          AMOUNT
                                                     ---------------
SHORT-TERM SECURITIES--1.8%
REPURCHASE AGREEMENT *--1.8%
Nomura Securities International, Inc.,
  3.05%, dated 06/30/05,
  due 07/01/05, total to be
  received $62,751
  (Cost--$62,746)                                    $        62,746            62,746
                                                                       ---------------
TOTAL INVESTMENTS--97.5%
(Cost--$3,280,311)                                                           3,397,654
OTHER ASSETS LESS
  LIABILITIES--2.5%                                                             87,562
                                                                       ---------------
NET ASSETS--100.0%                                                     $     3,485,216
                                                                       ===============

----------
* THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/FRANKLIN MID CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET CONDITIONS

  The second quarter continued to show positive signs of economic growth but at a slower pace than last year. Higher oil prices and rising interest rates weighed heavily on investors' minds. Oil prices reached record highs, above $60 per barrel, caused by growing demand and a potential disruption in the supply. Despite escalating oil prices, consumer prices rose by only 2.2% year-over-year, as measured by the Consumer Price Index report.

  To curb inflation risk, the Federal Reserve raised the Federal Funds rate a ninth time in the past year, taking it up to 3.25%. This increase brought the Fed Funds rate to the highest level since June 2001. Although the Fed restated a plan to carry out further increases at a "measured" pace in the latest Federal Open Market Committee meeting, many economists are predicting that Fed tightening may soon come to an end. The dollar strengthened versus other currencies, mainly the euro and the Japanese yen, as foreign economies slowed, and France and the Netherlands rejected the proposed European Union constitution.

  While leading economic indicators have been weak in recent months, first quarter Gross Domestic Product growth was revised up to an annual rate of 3.8% from 3.5%. Additionally, consumer confidence rose in June to its highest level in three years. The housing markets continue to remain strong. The unemployment rate declined again, reaching 5.1% last month, the lowest since September 2001.

  The quarter was also generally positive for the financial markets. The S&P 500 Index rose 1.37%, and the NASDAQ Index gained 3.07%. The Russell Midcap Growth Index, the Portfolio's benchmark, gained 3.43% for the quarter. Mid-cap stocks continued to outpace larger- and smaller-capitalization stocks according to Morningstar indexes. Stocks of growth companies generally outperformed value companies.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

  The Roszel/Franklin Mid Cap Growth Portfolio has had strong performance since May 2005. Favorable stock selection drove the Portfolio's relative performance compared to the Russell Midcap Growth Index. However, sector allocation was not helpful.

  On a sector basis, the top contributor to the Portfolio's relative performance was electronic technology. Both the underweighting in the sector and good stock picking contributed to the performance. Specifically, stock picking in electronic equipment and semiconductor companies such as Thermo Electron Corp. and Microchip Technology Inc., boosted performance.

  The Portfolio's performance also benefited from stock selections in health technology and specialty retail and apparel companies. Health technology was a strong contributor with positions in Invitrogen Corp. and Pall Corp. Biotechnology investments responded well to the merger and acquisition activity in the sector. In addition, both the overweighted position and stock selection in the energy minerals sector aided performance as this sector clearly benefited from the escalating commodity prices.

  The most significant negative contribution to second quarter performance came from the technology services sector. Both the overweighted position and stock selection contributed to negative performance in this area. The investments in three packaged software companies, Cognos Inc., Mercury Interactive and Hyperion Solutions, were especially hard hit as they all had difficult quarters.

  The overweighting in process industries hurt relative performance. Specifically, NOVA Chemicals Corp. was the most negative contributor to performance. Stock selection in transportation hindered performance as well. Investments in this sector responded negatively to rising fuel prices but we continue to like these companies longer term. Finally, the underweighted position and investment decisions in consumer durables detracted from relative returns but the exposure to homebuilding names somewhat offset the negative impact in the group.

  We continue to remain positive about U.S. equity markets, and anticipate maintaining our current sector exposures. We believe visible risks in macroeconomic factors such as oil prices and interest rates are mitigated by the recent rebounding of consumer confidence and continued corporate earnings growth.

  We continue to use a bottom-up approach to investing in mid-cap companies, and plan to maintain our strategy to search across all sectors for opportunities to invest in well-managed and well-capitalized companies with clear drivers of growth. Our focus is on companies that present a favorable trade-off between the growth opportunity, business and financial risk and valuation. We remain confident in our strategy and believe the investments that we have made in well-managed mid-cap companies will result in above-average, risk-adjusted performance.

  THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER FRANKLIN PORTFOLIO ADVISORS.

----------
THE DISCUSSION ABOVE CONCERNS PORTFOLIO ACTIVITY FROM MAY 1, 2005 TO JUNE 30, 2005. ON MAY 1, 2005, FRANKLIN PORTFOLIO ADVISORS TOOK OVER MANAGEMENT OF THIS PORTFOLIO, WHICH HAD BEEN MANAGED FORMERLY BY SENECA CAPITAL MANAGEMENT. THE PORTFOLIO'S NAME WAS CHANGED FROM ROSZEL/SENECA MID CAP GROWTH PORTFOLIO TO ROSZEL/FRANKLIN MID CAP GROWTH PORTFOLIO. SENECA WAS SUPPLANTED AS SUB-ADVISOR BECAUSE OF CONCERNS OVER PERFORMANCE.

IN THE PERIOD BEFORE THE MANAGEMENT CHANGE, FROM JANUARY 1, 2005 THROUGH APRIL 30, 2005, THE PORTFOLIO LOST 5.4%, AS ITS BENCHMARK, THE RUSSELL MIDCAP GROWTH INDEX, LOST 5.6%. INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR WERE THE BIGGEST AID TO RELATIVE PERFORMANCE. INFORMATION TECHNOLOGY WAS THE MARKET'S WEAKEST SECTOR. HOWEVER, GAINS IN PORTFOLIO HOLDINGS LIKE GLOBAL PAYMENTS, JABIL CIRCUIT AND MICROCHIP TECHNOLOGY RAN COUNTER TO THE LOSSES EXPERIENCED BY MOST INFORMATION TECHNOLOGY STOCKS, AND THIS GOOD STOCK SELECTION LIMITED THE PORTFOLIO'S LOSSES. HOLDINGS IN THE HEALTH CARE SECTOR DETRACTED MOST FROM THE PORTFOLIO'S RELATIVE PERFORMANCE. THE SECTOR HAD A POSITIVE RETURN FOR THE PERIOD, BUT THE PORTFOLIO'S HOLDINGS WERE DOWN. SIGNIFICANT LOSERS FOR THE PORTFOLIO WERE KINETIC CONCEPTS, ALLERGAN AND FISHER SCIENTIFIC.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/FRANKLIN MID CAP GROWTH PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                       SINCE
                                                  SIX MONTHS++       ONE YEAR        INCEPTION+
                                                  ------------     ------------     ------------
Roszel/Franklin Mid Cap Growth Portfolio~                 2.67%            9.75%            7.00%
S&P 500 Index                                            (0.81)%           6.32%            8.28%
Russell Midcap Growth Index                               1.70%           10.86%           14.86%

----------
*   SEE NOTES TO PERFORMANCE INFORMATION.
+   JULY 1, 2002.
++  NOT ANNUALIZED.
~ AS OF MAY 1, 2005 FRANKLIN PORTFOLIO ADVISORS ASSUMED RESPONSIBILITY FOR SUB-ADVISING THIS PORTFOLIO AND THE PORTFOLIO'S NAME WAS CHANGED FROM ROSZEL/SENECA MID CAP GROWTH PORTFOLIO TO ROSZEL/FRANKLIN MID CAP GROWTH PORTFOLIO.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                                         PERCENTAGE
TOP TEN HOLDINGS**                     OF NET ASSETS
-----------------------------------   ---------------
Pacificare Health Systems                         2.1%
Newfield Exploration Co.                          2.1
Gentex Corp.                                      2.1
Polo Ralph Lauren Corp.                           2.1
Chesapeake Energy Corp.                           2.0
Microchip Technology, Inc.                        2.0
Community Health Systems, Inc.                    2.0
Dean Foods Co.                                    1.9
Autoliv, Inc.                                     1.9
Waters Corp.                                      1.8
-----------------------------------   ---------------
  Total                                          20.0%

                                         PERCENTAGE
HOLDINGS BY SECTOR                     OF NET ASSETS
-----------------------------------   ---------------
Consumer Discretionary                           20.1%
Health Care                                      19.8
Information Technology                           16.6
Financials                                       12.4
Industrials                                       9.2
Energy                                            8.0
Consumer Staples                                  5.6
Materials                                         4.6
Other#                                            3.7
-----------------------------------   ---------------
  Total                                         100.0%

----------
**  EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.
#   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
    ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/FRANKLIN MID CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)        (IN U.S. DOLLARS)

                                                          SHARES            VALUE
                                                     ---------------   ---------------
COMMON STOCKS--96.3%
CONSUMER DISCRETIONARY--20.1%
AUTO COMPONENTS--5.0%
Autoliv, Inc.                                                  1,230   $        53,874
BorgWarner, Inc.                                                 590            31,665
Gentex Corp.                                                   3,340            60,788
                                                                       ---------------
                                                                               146,327
                                                                       ---------------
COMMERCIAL SERVICES &
  SUPPLIES--0.6%
Corporate Executive Board Co.                                    210            16,449
                                                                       ---------------
HOTELS, RESTAURANTS & LEISURE--1.6%
Hilton Hotels Corp.                                            1,890            45,077
                                                                       ---------------
HOUSEHOLD DURABLES--2.6%
Harman International
  Industries, Inc.                                               340            27,662
Hovnanian Enterprises, Inc.,
  (Class A) *                                                    370            24,124
NVR, Inc. *                                                       30            24,300
                                                                       ---------------
                                                                                76,086
                                                                       ---------------
MEDIA--3.7%
Dex Media, Inc.                                                1,270            31,001
Getty Images, Inc. *                                             570            42,328
XM Satellite Radio Holdings, Inc.
  (Class A) *                                                    990            33,323
                                                                       ---------------
                                                                               106,652
                                                                       ---------------
MULTILINE RETAIL--1.6%
Dollar General Corp.                                           2,280            46,421
                                                                       ---------------
SPECIALTY RETAIL--2.9%
Advance Auto Parts*                                              770            49,704
Chico's FAS, Inc. *                                            1,030            35,308
                                                                       ---------------
                                                                                85,012
                                                                       ---------------
TEXTILES, APPAREL &
  LUXURY GOODS--2.1%
Polo Ralph Lauren Corp.                                        1,410            60,785
                                                                       ---------------
  TOTAL CONSUMER DISCRETIONARY                                                 582,809
                                                                       ---------------
CONSUMER STAPLES--5.6%
FOOD & STAPLES RETAILING--0.5%
Whole Foods Market, Inc.                                         130            15,379
                                                                       ---------------
FOOD PRODUCTS--3.7%
Bunge Ltd.                                                       790            50,086
Dean Foods Co. *                                               1,600            56,384
                                                                       ---------------
                                                                               106,470
                                                                       ---------------
PERSONAL PRODUCTS--1.4%
Alberto-Culver Co.                                               920            39,864
                                                                       ---------------
  TOTAL CONSUMER STAPLES                                                       161,713
                                                                       ---------------
ENERGY--8.0%
ENERGY EQUIPMENT & SERVICES--2.8%
GlobalSantaFe Corp.                                              810   $        33,048
National Oilwell Varco, Inc. *                                 1,030            48,966
                                                                       ---------------
                                                                                82,014
                                                                       ---------------
OIL & GAS--2.1%
Newfield Exploration Co. *                                     1,540            61,431
                                                                       ---------------
OIL, GAS & CONSUMABLE FUELS--3.1%
Ashland, Inc. *                                                  420            30,185
Chesapeake Energy Corp.                                        2,570            58,596
                                                                       ---------------
                                                                                88,781
                                                                       ---------------
  TOTAL ENERGY                                                                 232,226
                                                                       ---------------
FINANCIALS--12.4%
CAPITAL MARKETS--2.8%
BlackRock, Inc. (Class A)                                        460            37,007
E*Trade Financial Corp. *                                      3,080            43,089
                                                                       ---------------
                                                                                80,096
                                                                       ---------------
COMMERCIAL BANKS--2.4%
Cullen/Frost Bankers, Inc.                                       320            15,248
UCBH Holdings, Inc.                                              880            14,291
Westcorp                                                         760            39,840
                                                                       ---------------
                                                                                69,379
                                                                       ---------------
CONSUMER FINANCE--1.0%
Providian Financial Corp. *                                    1,640            28,913
                                                                       ---------------
DIVERSIFIED FINANCIAL SERVICES--2.3%
CapitalSource, Inc. *                                          1,970            38,671
Chicago Mercantile Exchange
  Holdings, Inc.                                                 100            29,550
                                                                       ---------------
                                                                                68,221
                                                                       ---------------
INSURANCE--2.2%
Brown & Brown, Inc.                                              790            35,503
Montpelier Re Holdings Ltd.                                      830            28,701
                                                                       ---------------
                                                                                64,204
                                                                       ---------------
THRIFTS & MORTGAGE FINANCE--1.7%
Doral Financial Corp.                                          2,930            48,462
                                                                       ---------------
  TOTAL FINANCIALS                                                             359,275
                                                                       ---------------
HEALTH CARE--19.8%
BIOTECHNOLOGY--2.9%
Celgene Corp. *                                                  360            14,677
Charles River Laboratories
  International, Inc.*                                           460            22,195
Invitrogen Corp. *                                               560            46,643
                                                                       ---------------
                                                                                83,515
                                                                       ---------------
HEALTH CARE EQUIPMENT &
  SUPPLIES--8.3%
CR Bard, Inc.                                                    580            38,576
Fisher Scientific International, Inc. *                          460            29,854
INAMED Corp. *                                                   680            45,540
Kinetic Concepts, Inc. *                                         100             6,000

See Notes to Financial Statements.

                                                          SHARES            VALUE
                                                     ---------------   ---------------
Thermo Electron Corp. *                                        1,090   $        29,288
Varian Medical Systems, Inc. *                                 1,010            37,703
Waters Corp. *                                                 1,390            51,666
                                                                       ---------------
                                                                               238,627
                                                                       ---------------
HEALTH CARE PROVIDERS &
  SERVICES--8.1%
Community Health Systems, Inc. *                               1,500            56,685
Coventry Health Care, Inc. *                                     410            29,008
Lincare Holdings, Inc. *                                         640            26,138
Pacificare Health Systems *                                      860            61,447
Pharmaceutical Product
  Development, Inc. *                                            600            28,116
WellChoice, Inc. *                                               490            34,040
                                                                       ---------------
                                                                               235,434
                                                                       ---------------
PHARMACEUTICALS--0.5%
Sepracor, Inc. *                                                 230            13,802
                                                                       ---------------
  TOTAL HEALTH CARE                                                            571,378
                                                                       ---------------
INDUSTRIALS--9.2%
AEROSPACE & DEFENSE--3.1%
Empresa Brasileira de
  Aeronautica SA, ADR                                          1,430            47,290
Rockwell Collins, Inc.                                           870            41,482
                                                                       ---------------
                                                                                88,772
                                                                       ---------------
AIR FREIGHT & LOGISTICS--2.4%
Expeditors International of
  Washington, Inc.                                               560            27,893
J.B. Hunt Transport Services, Inc.                             2,100            40,530
                                                                       ---------------
                                                                                68,423
                                                                       ---------------
COMMERCIAL SERVICES &
  SUPPLIES--0.9%
Robert Half International, Inc.                                1,110            27,717
                                                                       ---------------
MACHINERY--2.8%
Pall Corp.                                                     1,270            38,557
Terex Corp. *                                                  1,100            43,340
                                                                       ---------------
                                                                                81,897
                                                                       ---------------
  TOTAL INDUSTRIALS                                                            266,809
                                                                       ---------------
INFORMATION TECHNOLOGY--16.6%
COMPUTERS & PERIPHERALS--0.8%
Avid Technology, Inc.*                                           410            21,845
                                                                       ---------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS--1.5%
Tektronix, Inc.                                                1,880            43,748
                                                                       ---------------
INTERNET SOFTWARE & SERVICES--1.0%
VeriSign, Inc. *                                               1,040            29,910
                                                                       ---------------
IT SERVICES--3.9%
Alliance Data Systems Corp. *                                  1,000            40,560
Cognizant Technology
  Solutions Corp., (Class A) *                                   810            38,175
Global Payments, Inc.                                            520   $        35,256
                                                                       ---------------
                                                                               113,991
                                                                       ---------------
SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--4.5%
Altera Corp. *                                                 2,300            45,586
Lam Research Corp. *                                             910            26,335
Microchip Technology, Inc.                                     1,920            56,871
                                                                       ---------------
                                                                               128,792
                                                                       ---------------
SOFTWARE--4.9%
Amdocs Ltd. *                                                  1,300            34,359
Cognos, Inc. *                                                   720            24,581
Hyperion Solutions Corp. *                                       670            26,961
Mercury Interactive Corp. *                                      780            29,921
NAVTEQ Corp. *                                                   720            26,769
                                                                       ---------------
                                                                               142,591
                                                                       ---------------
  TOTAL INFORMATION TECHNOLOGY                                                 480,877
                                                                       ---------------
MATERIALS--4.6%
CHEMICALS--3.8%
Cabot Corp.                                                      900            29,700
Lyondell Chemical Co.                                           1620            42,801
NOVA Chemicals Corp.                                           1,270            38,811
                                                                       ---------------
                                                                               111,312
                                                                       ---------------
METALS & MINING--0.8%
Peabody Energy Corp.                                             430            22,377
                                                                       ---------------
  TOTAL MATERIALS                                                              133,689
                                                                       ---------------
TOTAL COMMON STOCKS
(Cost--$2,549,942)                                                           2,788,776
                                                                       ---------------

                                                        PRINCIPAL
                                                          AMOUNT
                                                     ---------------
SHORT-TERM SECURITIES--4.8%
REPURCHASE AGREEMENT **-- 4.8%
Nomura Securities International, Inc.,
  3.05%, dated 06/30/05,
  due 07/01/05, total to be
  received $139,723
  (Cost--$139,711)                                   $       139,711           139,711
                                                                       ---------------
TOTAL INVESTMENTS--101.1%
(Cost--$2,689,653)                                                           2,928,487
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(1.1)%                                                               (30,478)
                                                                       ---------------
NET ASSETS--100.0%                                                     $     2,898,009
                                                                       ===============

----------
*   NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET CONDITIONS

  Thus far, 2005 has been a frustrating year for investors. During the first four and one-half months of this year, the stock market declined reflecting concerns about the economic impact of Federal Reserve tightening and sharply higher energy prices. This, combined with slowing growth in Asia and Europe, could cause a more significant slowdown in corporate profits in the second half of 2005. There are, however, some offsets to this negative picture. The global economy does appear to be experiencing a mid-cycle inventory correction which may be close to being completed particularly in Asia. The sluggishness in Europe is prompting pressure for cuts in European interest rates. Most importantly, despite the ninth rise in the U.S. Federal Funds rate, longer term interest rates have declined in the last six months and credit spreads have remained quite narrow by historical standards. The stock market in general appears undervalued relative to bonds and should offer positive but lower than historical returns.

  The underperformance of small cap stocks relative to large and mid cap stocks through early June was a result of the rise in credit spreads triggered by fears of economic slowdown and the downgrade of General Motors' bonds to junk status. In this environment, small cap companies will experience a rising cost to finance their business. We continue to believe that the structural problems of the U.S. economy i.e., outsourcing of labor offshore and deflationary pressures of imported goods, will prompt the Federal Reserve to stop raising interest rates reasonably soon. In fact, after the initial fear of the meltdown in auto bonds, credit spreads have returned to historically low levels, and small cap stocks have had a significant price recovery in recent weeks. While valuation is not as compelling as in the last five years, we continue to believe that small cap stocks can offer reasonable capital appreciation and through NWQ's rigorous and disciplined research efforts are finding undervalued stocks with excellent risk/reward characteristics.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

  The returns of the Roszel/NWQ Small Cap Value Portfolio underperformed the returns of the Russell 2000 Value Index and were in line with those of the Russell 2000 Growth Index. Growth stocks in general have continued to underperform value. In the first quarter, the Portfolio significantly outperformed the (4.0%) decline of the Russell 2000 Value, but lagged the over 5% returns of the index in the second quarter. During April and May, investors fled to safe havens as they fretted about the potential for a sharp economic slowdown. Utilities, health care and consumer staples benefited substantially. These are sectors in which NWQ has not been able to find investments with the favorable risk/reward requisite over any meaningful timeframe, and are under weighted. The Portfolio did benefit from an over weighted position and excellent stock selection in information technology and energy. The top four performers were all energy stocks including Stolt Offshore, Southwestern Energy, Denbury Resources and Range Resources. Interestingly, these stocks still appear undervalued based on conservative price assumptions for oil and natural gas over the next several years and the ability of the three oil and gas companies to increase their production reserves meaningfully.

  The worst four performers were Buckeye Technologies, Mattson Technology, Sappi and Wausau Paper. Mattson Technology is well positioned and is gaining market share in the semiconductor capital equipment industry and would make a very attractive acquisition candidate. Sappi and Wausau Paper have both had company specific execution issues involving transition to a new software operating system and tough start up of a new mill, respectively. Both stocks are deeply undervalued and offer excellent capital appreciation with minimal downside risk from current price levels. As always, NWQ's research platform remains dedicated to the search for companies with favorable risk/reward and is still optimistic on the prospects for small cap equities.

  THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, NWQ INVESTMENT MANAGEMENT COMPANY LLC.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                          SINCE
                                         SIX MONTHS++     ONE YEAR     INCEPTION+
                                         ------------   -----------   ------------
Roszel/NWQ Small Cap Value Portfolio            (1.15)%       14.73%         14.99%
S&P 500 Index                                   (0.81)%        6.32%          8.28%
Russell 2000 Value Index                         0.90%        14.39%         14.15%

----------
*   SEE NOTES TO PERFORMANCE INFORMATION.
+   JULY 1, 2002.
++  NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                                   PERCENTAGE
TOP TEN HOLDINGS**                OF NET ASSETS
------------------------------   ---------------
Griffon Corp.                                4.4%
Range Resources Corp.                        3.4
Stolt Offshore SA, ADR                       3.3
Casey's General Stores, Inc.                 3.3
Quantum Corp.                                3.2
Del Monte Foods Co.                          3.1
General Cable Corp.                          3.1
Gibraltar Industries, Inc.                   3.0
Sauer-Danfoss, Inc.                          3.0
Sappi Ltd., ADR                              2.9
------------------------------   ---------------
  Total                                     32.7%

                                   PERCENTAGE
HOLDINGS BY SECTOR                OF NET ASSETS
------------------------------   ---------------
Materials                                   22.2%
Industrials                                 22.0
Financials                                  14.5
Energy                                      12.0
Consumer Staples                             8.8
Information Technology                       8.0
Consumer Discretionary                       6.0
Other#                                       6.5
------------------------------   ---------------
  Total                                    100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.
#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)        (IN U.S. DOLLARS)

                                                          SHARES            VALUE
                                                     ---------------   ---------------
COMMON STOCKS--93.5%
CONSUMER DISCRETIONARY--6.0%
SPECIALTY RETAIL--2.2%
Gymboree Corp. *                                               9,600   $       131,136
                                                                       ---------------
TEXTILES, APPAREL &
  LUXURY GOODS--3.8%
Fossil, Inc. *                                                 5,600           127,120
Quaker Fabric Corp.                                           23,300            95,297
                                                                       ---------------
                                                                               222,417
                                                                       ---------------
  TOTAL CONSUMER DISCRETIONARY                                                 353,553
                                                                       ---------------
CONSUMER STAPLES--8.8%
FOOD & STAPLES RETAILING--3.3%
Casey's General Stores, Inc.                                   9,800           194,236
                                                                       ---------------
FOOD PRODUCTS--5.5%
Del Monte Foods Co. *                                         16,800           180,936
Premium Standard Farms, Inc. *                                10,900           146,060
                                                                       ---------------
                                                                               326,996
                                                                       ---------------
  TOTAL CONSUMER STAPLES                                                       521,232
                                                                       ---------------
ENERGY--12.0%
ENERGY EQUIPMENT & SERVICES--3.3%
Stolt Offshore SA, ADR *                                      21,477           194,796
                                                                       ---------------
OIL & GAS--8.7%
Denbury Resources, Inc. *                                      4,200           167,034
Range Resources Corp.                                          7,400           199,060
Southwestern Energy Co. *                                      3,200           150,336
                                                                       ---------------
                                                                               516,430
                                                                       ---------------
  TOTAL ENERGY                                                                 711,226
                                                                       ---------------
FINANCIALS--14.5%
COMMERCIAL BANKS--1.4%
Bancorp, Inc. *                                                4,750            82,840
                                                                       ---------------
INSURANCE--1.4%
PMA Capital Corp. (Class A) *                                  9,100            80,353
                                                                       ---------------
REAL ESTATE--7.9%
Anthracite Capital, Inc.                                       6,900            81,765
HomeBanc Corp.                                                11,900           108,171
New York Mortgage Trust, Inc.                                 10,500            95,235
RAIT Investment Trust                                          1,970            59,002
Saxon Capital, Inc.                                            2,300            39,261
Sunset Financial Resources, Inc.                               8,700            82,389
                                                                       ---------------
                                                                               465,823
                                                                       ---------------
THRIFTS & MORTGAGE FINANCE--3.8%
Franklin Bank Corp. *                                          4,500            84,420
IndyMac Bancorp, Inc.                                          3,500           142,555
                                                                       ---------------
                                                                               226,975
                                                                       ---------------
  TOTAL FINANCIALS                                                             855,991
                                                                       ---------------
INDUSTRIALS--22.0%
AUTO COMPONENTS--1.9%
Commercial Vehicle Group, Inc. *                               6,300           111,825
                                                                       ---------------
BUILDING PRODUCTS--5.9%
Griffon Corp. *                                               11,700   $       259,740
York International Corp.                                       2,300            87,400
                                                                       ---------------
                                                                               347,140
                                                                       ---------------
COMMERCIAL SERVICES & SUPPLIES--1.0%
Ritchie Bros. Auctioneers, Inc.                                1,600            61,680
                                                                       ---------------
CONSTRUCTION & ENGINEERING--1.0%
Chicago Bridge & Iron Co. NV
  (NY Registered Shares)                                       2,600            59,436
                                                                       ---------------
ELECTRICAL EQUIPMENT--3.1%
General Cable Corp. *                                         12,200           180,926
                                                                       ---------------
MACHINERY--7.0%
Kennametal, Inc.                                               3,400           155,890
Lincoln Electric Holdings, Inc.                                2,500            82,875
Sauer-Danfoss, Inc.                                           10,000           177,700
                                                                       ---------------
                                                                               416,465
                                                                       ---------------
ROAD & RAIL--2.1%
Marten Transport Ltd. *                                        5,800           121,742
                                                                       ---------------
  TOTAL INDUSTRIALS                                                          1,299,214
                                                                       ---------------
INFORMATION TECHNOLOGY--8.0%
COMPUTERS & PERIPHERALS--3.2%
Quantum Corp. *                                               62,800           186,516
                                                                       ---------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS--2.1%
Excel Technology, Inc. *                                       5,200           126,360
                                                                       ---------------
SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--2.7%
Mattson Technology, Inc. *                                    22,500           161,100
                                                                       ---------------
  TOTAL INFORMATION TECHNOLOGY                                                 473,976
                                                                       ---------------
MATERIALS--22.2%
CHEMICALS--2.0%
Agrium, Inc.                                                   4,100            80,401
Georgia Gulf Corp.                                             1,200            37,260
                                                                       ---------------
                                                                               117,661
                                                                       ---------------
CONTAINERS & PACKAGING--0.7%
Smurfit-Stone Container Corp. *                                4,070            41,392
                                                                       ---------------
DISTRIBUTORS--1.6%
Earl M. Jorgensen Co. *                                       11,400            91,770
                                                                       ---------------
METALS & ALUMINUM--7.1%
Aleris International, Inc. *                                   6,500           146,575
Century Aluminum Co. *                                         4,500            91,800
Gibraltar Industries, Inc.                                     9,700           179,838
                                                                       ---------------
                                                                               418,213
                                                                       ---------------
PAPER & FOREST PRODUCTS--10.8%
Bowater, Inc.                                                  5,300           171,561
Buckeye Technologies, Inc. *                                  10,300            82,091
Glatfelter                                                     4,500            55,800

See Notes to Financial Statements.

                                                          SHARES            VALUE
                                                     ---------------   ---------------
Sappi Ltd., ADR                                               15,900   $       172,038
Wausau-Mosinee Paper Corp.                                    13,334           159,741
                                                                       ---------------
                                                                               641,231
                                                                       ---------------
  TOTAL MATERIALS                                                            1,310,267
                                                                       ---------------
TOTAL COMMON STOCKS
(Cost--$4,656,454)                                                           5,525,459
                                                                       ---------------

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
SHORT-TERM SECURITIES--8.3%
REPURCHASE AGREEMENTS **-- 8.3%
Nomura Securities International, Inc.,
  3.05%, dated 06/30/05,
  due 07/01/05, total to be
  received $490,934
  (Cost--$490,892)                                   $       490,892   $       490,892
                                                                       ---------------
TOTAL INVESTMENTS--101.8%
(Cost--$5,147,346)                                                           6,016,351
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(1.8)%                                                              (106,207)
                                                                       ---------------
NET ASSETS--100.0%                                                     $     5,910,144
                                                                       ===============

----------
*    NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.
NY REGISTERED SHARES--A FOREIGN COMPANY'S SHARES THAT ARE REGISTERED THROUGH
   THEIR HOME OFFICE IN NEW YORK.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET CONDITIONS

  The optimism engendered by the fourth-quarter rally of 2004 was dashed in the first quarter 2005 as rising energy prices spread fear of a decelerating economy. Within the small-cap growth market, as reflected by the Russell 2000 Growth Index, only the energy sector posted positive returns, rising double-digits. The market's slide continued unabated into April. In May 2005, however, investors stepped back into the market as energy prices eased and inflation fears subsided. The rally continued into June, and while it was sufficient to lift all the value indices into positive territory for the first six months of the year, small-cap growth stocks remained in the red. Among the Russell Growth Indices, only the Midcap Growth Index made its way into the black.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

  Roszel/Delaware Small-Mid Cap Growth Portfolio also fell over the last six months and trailed the benchmark Russell 2500 Growth Index. The most significant positive impact on the Portfolio came from stock selection in the consumer non-durable/retail, business services and financials sectors. Since the early part of 2004, we had steadily been reducing the sensitivity of our holdings to rising interest rates and increasingly reduced the overall sector weighting in the first quarter, strategies that proved beneficial.

  Consistent with our approach of finding strong growth companies across a broad array of sectors, the top ten performers over the past year came from six different sectors. In the consumer non-durable/retail sector, Carter's strong sales and earnings made it the top-performing stock and top contributor to performance. Its growth prospects were further boosted in the second quarter with its acquisition of OshKosh B'Gosh, which helped send the stock up dramatically for the quarter and year-to-date. Additionally, a double-digit return from Coach, the Portfolio's largest position, added significantly.

  The Portfolio also benefited substantially from the acquisition of Vicuron Pharmaceuticals by Pfizer at a 75% premium. More significantly, this acquisition lends credence to our contention that the indiscriminate drubbing that the market meted out on biotech-related stocks in the first quarter has produced some tremendous unrecognized return potential. Investor sentiment was so negative through the first quarter, in fact, that several of our holdings experienced very positive developments and remained flat or slightly down. This sentiment seems to be easing, helped by the Pfizer-Vicuron deal.

  Further hurting performance was our absence from the energy sector - typically not fertile ground for sustainable growth companies - which was by far the Index's top performing sector over the past six months. Stock selection in consumer services was another disappointment, led by Wynn Resorts, which declined on some profit taking from previous periods' strong gains and increased concerns about the timing and cost of future projects. Nonetheless, the stock remains solidly positive for the past twelve months. Cash America was also down significantly over concerns about potential federal limits on some of its products. We exited from the stock because of these concerns. We also completed our exit of some media stocks that had depressed returns for the past couple quarters. Lastly, stock selection in information technology - one of the worst performing sectors for both the benchmark and the Portfolio - retarded performance, though its impact was mitigated by our under-weight.

  Entering the second half of the 2005, we feel comfortable with the Portfolio's positioning. We continue to believe the negative sentiment toward biotech has been overly severe, and the 75% premium Pfizer paid for Vicuron seems to affirm this belief while providing evidence that sentiment may be improving. Accordingly, we have maintained our relative overweight in this area and are focusing on getting the science right and waiting patiently for sentiment to improve. We also have reduced our underweight in information technology to the smallest margin since 2001, believing that the current negative sentiment regarding many companies' future growth prospects has become too pessimistic. This move should allow the Portfolio to participate meaningfully with the return of positive sentiment regarding information technology. Two areas of concern are rising oil prices and the interest-rate environment. With regard to the latter, we reduced our financials position and are basically in line with the Index. As for the energy sector, persistently high oil prices will likely cause the energy sector to place downward pressure on our relative returns. Underlying all our sector positions, however, continues to be our primary focus on identifying and holding those companies that demonstrate the ability to deliver strong future sales and earnings growth.

THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, DELAWARE MANAGEMENT COMPANY.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                          SINCE
                                         SIX MONTHS++     ONE YEAR     INCEPTION+
                                         ------------   -----------   ------------
Roszel/Delaware Small-Mid Cap
  Growth Portfolio                              (3.31)%        2.47%          4.21%
S&P 500 Index                                   (0.81)%        6.32%          8.28%
Russell 2500 Growth Index                       (0.92)%        7.46%         13.34%

----------
*   SEE NOTES TO PERFORMANCE INFORMATION.
+   JULY 1, 2002.
++  NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                                   PERCENTAGE
TOP TEN HOLDINGS**                OF NET ASSETS
------------------------------   ---------------
Coach, Inc.                                  4.1%
United Therapeutics Corp.                    3.1
Protein Design Labs, Inc.                    2.9
Getty Images, Inc.                           2.8
PETsMART, Inc.                               2.7
Cheesecake Factory, Inc. (The)               2.6
Carter's, Inc.                               2.5
Monster Worldwide, Inc.                      2.5
Nektar Therapeutics, Inc.                    2.3
Resources Connection, Inc.                   2.0
------------------------------   ---------------
  Total                                     27.5%

                                   PERCENTAGE
HOLDINGS BY SECTOR                OF NET ASSETS
------------------------------   ---------------
Health Care                                 26.2%
Consumer Discretionary                      24.5
Information Technology                      22.9
Industrials                                 12.9
Financials                                   8.0
Consumer Staples                             1.1
Materials                                    0.5
Energy                                       0.2
Other#                                       3.7
------------------------------   ---------------
  Total                                    100.0%

----------
**  EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.
#   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER ASSETS LESS LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)        (IN U.S. DOLLARS)

                                                          SHARES            VALUE
                                                     ---------------   ---------------
COMMON STOCKS--96.3%
CONSUMER DISCRETIONARY--24.5%
AUTO COMPONENTS--1.4%
Gentex Corp.                                                   2,700   $        49,140
                                                                       ---------------
HOTELS, RESTAURANTS & LEISURE--8.5%
CEC Entertainment, Inc. *                                        800            33,672
Cheesecake Factory, Inc. (The) *                               2,550            88,561
Four Seasons Hotels, Inc.                                        400            26,440
Kerzner International Ltd. *                                     700            39,865
P.F. Chang's China Bistro, Inc. *                                700            41,286
Wynn Resorts Ltd. *                                            1,300            61,451
                                                                       ---------------
                                                                               291,275
                                                                       ---------------
MEDIA--2.8%
Getty Images, Inc. *                                           1,300            96,538
                                                                       ---------------
MULTILINE RETAIL--0.5%
Tuesday Morning Corp.                                            500            15,760
                                                                       ---------------
SPECIALTY RETAIL--4.6%
Aeropostale, Inc. *                                              900            30,240
Dick's Sporting Goods, Inc.*                                     900            34,731
PETsMART, Inc.                                                 3,100            94,085
                                                                       ---------------
                                                                               159,056
                                                                       ---------------
TEXTILES, APPAREL & LUXURY
  GOODS--6.7%
Carter's, Inc. *                                               1,500            87,570
Coach, Inc. *                                                  4,200           140,994
                                                                       ---------------
                                                                               228,564
                                                                       ---------------
  TOTAL CONSUMER DISCRETIONARY                                                 840,333
                                                                       ---------------
CONSUMER STAPLES--1.1%
FOOD PRODUCTS--1.1%
Green Mountain Coffee
  Roasters, Inc. *                                             1,100            37,323
                                                                       ---------------
ENERGY--0.2%
ENERGY EQUIPMENT & SERVICES--0.2%
CARBO Ceramics, Inc.                                             100             7,896
                                                                       ---------------
FINANCIALS--8.0%
COMMERCIAL BANKS--1.0%
City National Corp.                                              500            35,855
                                                                       ---------------
INSURANCE--3.2%
HCC Insurance Holdings, Inc.                                     400            15,148
IPC Holdings Ltd.                                                800            31,696
PartnerRe Ltd.                                                 1,000            64,420
                                                                       ---------------
                                                                               111,264
                                                                       ---------------
THRIFTS & MORTGAGE FINANCE--3.8%
Downey Financial Corp.                                           600            43,920
NewAlliance Bancshares, Inc.                                   1,300            18,265
Sovereign Bancorp, Inc.                                        1,100            24,574
Webster Financial Corp.                                          900            42,021
                                                                       ---------------
                                                                               128,780
                                                                       ---------------
  TOTAL FINANCIALS                                                             275,899
                                                                       ---------------
HEALTH CARE--26.2%
BIOTECHNOLOGY--10.3%
Exelixis, Inc. *                                               4,200   $        31,206
Neurocrine Biosciences, Inc. *                                   900            37,854
Protein Design Labs, Inc. *                                    4,900            99,029
Rigel Pharmaceuticals, Inc. *                                    900            17,928
Telik, Inc. *                                                  3,800            61,788
United Therapeutics Corp. *                                    2,200           106,040
                                                                       ---------------
                                                                               353,845
                                                                       ---------------
HEALTH CARE EQUIPMENT &
  SUPPLIES--6.9%
Advanced Neuromodulation
  Systems, Inc. *                                                400            15,872
Align Technology, Inc. *                                         800             5,896
Animas Corp. *                                                 1,500            30,225
Fisher Scientific International, Inc. *                        1,000            64,900
Mentor Corp.                                                   1,000            41,480
Nektar Therapeutics, Inc. *                                    4,600            77,464
                                                                       ---------------
                                                                               235,837
                                                                       ---------------
HEALTH CARE PROVIDERS &
  SERVICES--2.6%
Advisory Board Co. (The) *                                     1,300            63,362
Andrx Corp. *                                                  1,300            26,403
                                                                       ---------------
                                                                                89,765
                                                                       ---------------
PHARMACEUTICALS--6.4%
Amylin Pharmaceuticals, Inc. *                                 3,300            69,069
Endo Pharmaceuticals
  Holdings, Inc. *                                             1,300            34,164
Medicis Pharmaceutical
  Corp. (Class A)                                              1,600            50,768
MGI Pharma, Inc. *                                             1,900            41,344
POZEN, Inc. *                                                  3,100            25,420
                                                                       ---------------
                                                                               220,765
                                                                       ---------------
  TOTAL HEALTH CARE                                                            900,212
                                                                       ---------------
INDUSTRIALS--12.9%
AIR FREIGHT & LOGISTICS--3.3%
J.B. Hunt Transport Services, Inc.                             2,600            50,180
UTI Worldwide, Inc.                                              900            62,658
                                                                       ---------------
                                                                               112,838
                                                                       ---------------
COMMERCIAL SERVICES &
  SUPPLIES--8.1%
Educate, Inc. *                                                2,700            38,205
Monster Worldwide, Inc. *                                      3,000            86,040
Resources Connection, Inc. *                                   3,000            69,690
United Rentals, Inc. *                                         1,700            34,357
West Corp. *                                                   1,300            49,920
                                                                       ---------------
                                                                               278,212
                                                                       ---------------
TRADING COMPANIES &
  DISTRIBUTORS--1.5%
MSC Industrial Direct Co.,
  Inc. (Class A)                                               1,600            54,000
                                                                       ---------------
  TOTAL INDUSTRIALS                                                            445,050
                                                                       ---------------

See Notes to Financial Statements.

                                                          SHARES            VALUE
                                                     ---------------   ---------------
INFORMATION TECHNOLOGY--22.9%
COMMUNICATIONS EQUIPMENT--3.1%
Foundry Networks, Inc. *                                       3,000   $        25,890
Polycom, Inc. *                                                2,000            29,820
Tekelec *                                                      3,000            50,400
                                                                       ---------------
                                                                               106,110
                                                                       ---------------
COMPUTERS & PERIPHERALS--0.5%
PalmOne, Inc. *                                                  600            17,862
                                                                       ---------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS--3.7%
Mettler Toledo International, Inc. *                           1,100            51,238
Paxar Corp. *                                                  2,300            40,825
Vishay Intertechnology, Inc. *                                 2,900            34,423
                                                                       ---------------
                                                                               126,486
                                                                       ---------------
INTERNET SOFTWARE & SERVICES--2.0%
Akamai Technologies, Inc. *                                    2,800            36,764
Opsware, Inc. *                                                6,500            33,280
                                                                       ---------------
                                                                                70,044
                                                                       ---------------
SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--7.6%
AMIS Holdings, Inc. *                                          1,700            22,678
Cymer, Inc. *                                                  1,800            47,430
Integrated Circuit Systems, Inc. *                             1,800            37,152
Micrel, Inc. *                                                 3,000            34,560
Power Integrations, Inc. *                                     1,700            36,669
Silicon Image, Inc. *                                          2,800            28,728
Skyworks Solutions, Inc. *                                     7,100            52,327
                                                                       ---------------
                                                                               259,544
                                                                       ---------------
SOFTWARE--6.0%
Hyperion Solutions Corp. *                                     1,200            48,288
Jack Henry & Associates, Inc.                                  2,300            42,113
NAVTEQ Corp. *                                                 1,000            37,180
RSA Security, Inc. *                                           2,800            32,144
Salesforce.com, Inc. *                                         2,300            47,104
                                                                       ---------------
                                                                               206,829
                                                                       ---------------
  TOTAL INFORMATION TECHNOLOGY                                                 786,875
                                                                       ---------------
MATERIALS--0.5%
CONSTRUCTION MATERIALS--0.5%
AMCOL International Corp.                                        900            16,911
                                                                       ---------------
TOTAL COMMON STOCKS
(Cost--$2,828,220)                                                           3,310,499
                                                                       ---------------

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
SHORT-TERM SECURITIES--2.9%
REPURCHASE AGREEMENT **-- 2.9%
Nomura Securities International, Inc.,
  3.05%, dated 06/30/05,
  due 07/01/05, total to be
  received $98,449
  (Cost--$98,441)                                    $        98,441   $        98,441
                                                                       ---------------
TOTAL INVESTMENTS--99.2%
(Cost--$2,926,661)                                                           3,408,940
OTHER ASSETS LESS
  LIABILITIES--0.8%                                                             28,049
                                                                       ---------------
NET ASSETS--100.0%                                                     $     3,436,989
                                                                       ===============

----------
*   NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET CONDITIONS

  After a strong year-end rally in international equities, 2005 began with the markets weakening in January, followed by a rebound in February. International stocks fell again in both March and April, due to rising oil prices and signs of slowing economic growth. However, the markets bounced back positively in May and June, to end up, modestly, for the first six months of the year. However, returns in U.S. dollars were depressed for unhedged investors, due to a strong rally in the dollar. Small-cap stocks continued to outperform large-cap stocks over the six-month period. From a sector perspective, energy and utility stocks were among the best performers, while materials and industrials lagged. European markets were the best performers regionally, amid optimism that companies dependent on U.S. sales would benefit from the dollar's advance.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

  The Portfolio benefited from stock selection in the consumer discretionary sector as Vivendi profited from an improvement in their video game business and the rebound in music sales after a few years of declines. Richemont also performed well as demand for luxury goods remains robust. Information technology was also a positive contributor to performance as Nokia rebounded. The company is regaining share in the European handset market and is reducing research and development spending to improve profitability. Stock selection in financials detracted from returns as UK bank, Barclays, weakened after the Bank of England raised short term interest rates, and signs of deteriorating credit quality emerged. However, Barclays has generated positive return-on-equity in a variety of macroeconomic environments and we believe that valuations are attractive versus historical norms.

  The dramatic outperformance of smaller stocks over the past five years has been a headwind for the Portfolio due to their focus on high-quality, large-cap companies with good competitive positions, and positive returns on capital. However, we believe that signs of a reversal in the capitalization cycle have emerged, as the tighter monetary policy of the U.S. Federal Reserve dampens investor risk tolerance. Larger stocks have begun to outperform in the U.S., and we believe that this trend may spread internationally due to the lower valuations and the higher return on equity of larger stocks. In our opinion, the Portfolio is well positioned for such a rotation in the markets.

  THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, LAZARD ASSET MANAGEMENT LLC.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LAZARD INTERNATIONAL PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                   SINCE
                                                    SIX MONTHS++     ONE YEAR    INCEPTION+
                                                    ------------     --------    ----------
Roszel/Lazard International Portfolio                      (1.70)%      12.58%         9.66%
MSCI EAFE Index                                            (0.85)%      14.13%        12.51%

----------
*   SEE NOTES TO PERFORMANCE INFORMATION.
+   JULY 1, 2002.
++  NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                                                      PERCENTAGE
TOP TEN HOLDINGS**                                   OF NET ASSETS
--------------------------------------------------   -------------
Nokia OYJ, ADR                                                 4.3%
GlaxoSmithKline plc, ADR                                       4.2
Cadbury Schweppes plc, ADR                                     4.2
Unilever plc, ADR                                              4.2
HSBC Holdings plc, ADR                                         4.0
Vodafone Group plc, ADR                                        3.8
Barclays plc, ADR                                              3.8
UBS AG (Registered)                                            3.8
Canon, Inc., ADR                                               3.2
Royal Dutch Petroleum Co.
  (NY Registered Shares)                                       3.1
--------------------------------------------------   -------------
  Total                                                       38.6%

                                                      PERCENTAGE
HOLDINGS BY SECTOR                                   OF NET ASSETS
--------------------------------------------------   -------------
Financials                                                    30.2%
Consumer Staples                                              22.0
Health Care                                                   13.5
Energy                                                        12.2
Information Technology                                         7.5
Consumer Discretionary                                         3.8
Telecommunication Services                                     3.8
Industrials                                                    1.7
Other#                                                         5.3
--------------------------------------------------   -------------
  Total                                                      100.0%

----------
**  EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.
#   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
    ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)       (IN U.S. DOLLARS)

                                                       SHARES         VALUE
                                                     ----------   -------------
COMMON STOCKS--94.7%
DENMARK--2.0%
Danske Bank AS, ADR                                       3,200   $      96,000
                                                                  -------------

FINLAND--4.3%
Nokia OYJ, ADR                                           12,400         206,336
                                                                  -------------

FRANCE--12.3%
AXA SA, ADR                                               4,000          99,640
Sanofi-Aventis, ADR                                       2,500         102,475
Societe Generale, ADR                                     7,000         142,450
Total SA, ADR                                             1,250         146,063
Vivendi Universal SA, ADR                                 3,000          93,990
                                                                  -------------
                                                                        584,618
                                                                  -------------

GERMANY--3.6%
Schering AG, ADR                                          1,500          92,535
Siemens AG, ADR                                           1,100          79,915
                                                                  -------------
                                                                        172,450
                                                                  -------------

IRELAND--2.2%
Allied Irish Banks plc, ADR                               2,400         103,080
                                                                  -------------

ITALY--5.2%
Eni S.p.A., ADR                                           1,150         147,430
Sanpaolo IMI S.p.A., ADR                                  3,700         101,306
                                                                  -------------
                                                                        248,736
                                                                  -------------

JAPAN--9.5%
Canon, Inc., ADR                                          2,850         149,995
Hoya Corp., ADR *                                           415          47,725
Kao Corp., ADR                                              550         129,553
Nomura Holdings, Inc., ADR                               10,400         124,280
                                                                  -------------
                                                                        451,553
                                                                  -------------

NETHERLANDS--6.1%
Heineken NV, ADR                                          4,600         142,140
Royal Dutch Petroleum Co.
  (NY Registered Shares)                                  2,300         149,270
                                                                  -------------
                                                                        291,410
                                                                  -------------

SWITZERLAND--17.5%
Compagnie Financiere Richemont
  AG, ADR                                                 2,650          89,154
Credit Suisse Group, ADR                                  3,500         136,990
Nestle SA, ADR (Registered)                               2,200         140,470
Novartis AG, ADR                                          2,000          94,880
Roche Holding AG, ADR                                     1,700         107,525
Swiss Reinsurance Co., ADR                                1,400          85,890
UBS AG (Registered)                                       2,300         179,055
                                                                  -------------
                                                                        833,964
                                                                  -------------

UNITED KINGDOM--32.0%
Barclays plc, ADR                                         4,500         179,730
BP plc, ADR                                               2,200         137,236
Cadbury Schweppes plc, ADR                                5,200         199,316
Diageo plc, ADR                                           2,500         148,250
GlaxoSmithKline plc, ADR                                  4,150         201,316
HSBC Holdings plc, ADR                                    2,400         191,160
Tesco plc, ADR                                            5,200          89,960
Unilever plc, ADR                                         5,100         198,135
Vodafone Group plc, ADR                                   7,400         179,968
                                                                  -------------
                                                                      1,525,071
                                                                  -------------

                                                     PRINCIPAL
                                                       AMOUNT         VALUE
                                                     ----------   -------------
TOTAL COMMON STOCKS
  (Cost--$3,837,507)                                              $   4,513,218
                                                                  -------------
SHORT-TERM SECURITIES--7.8%
REPURCHASE AGREEMENT **--7.8%
Nomura Securities International, Inc.,
  3.05%, dated 06/30/05,
  due 07/01/05, total to be
  received $373,233
  (Cost--$373,201)                                   $  373,201         373,201
                                                                  -------------
TOTAL INVESTMENTS--102.5%
(Cost--$4,210,708)                                                    4,886,419
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(2.5)%                                                       (118,464)
                                                                  -------------
NET ASSETS--100.0%                                                $   4,767,955
                                                                  =============

----------
*   NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.
NY REGISTERED SHARES--A FOREIGN COMPANY'S SHARES THAT ARE REGISTERED THROUGH
   THEIR HOME OFFICE IN NEW YORK.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/WILLIAM BLAIR INTERNATIONAL PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET CONDITIONS

  The largely flat return of international equity markets during the first six months of 2005 masked volatile monthly results. Emerging markets and small cap stocks were the strongest international equity market performers at the beginning of the year, extending their dominance from 2004. This trend reversed in March and April as inflation fears and concerns about the impact of high energy and commodity prices on global growth resulted in investors reducing their risk positions. After the mid period pause, markets rebounded in May and June, as defensive sectors such as utilities and telecommunication services underperformed health care, energy and information technology. Materials also was a negative performer during the second quarter as concerns about excess supply and falling demand for commodities rippled through the market. Emerging markets were the strongest region during the six month period, returning 6.26% during the period, while small cap stocks outpaced their larger cap counterparts, returning 4.39%. The MSCI EAFE Index fell 0.85% during same time period.

  During first six months of 2005, the U.S. dollar appreciated versus most currencies, with the largest appreciation versus the Euro, where it appreciated approximately 10%. Despite this appreciation, international markets extended their gains over the U.S. as the MSCI ACWI ex-U.S. returned 0.32%, while the S&P 500 Index declined 0.81%.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

  The Portfolio outperformed the broad and growth index benchmarks during the first half of the year, due largely to strong results during the second quarter. Stock selection across most developed regions was strong, as was the Portfolio's emerging markets allocation. Stock selection across most sectors was also strong during the period, with strongest value added in energy and financials. The Portfolio's overweighting in energy and underweighting in financials also added value. Somewhat mitigating positive relative results, was the Portfolio's overweighting in information technology and Canadian allocation.

  As of June 30, the Portfolio is overweighted in emerging markets relative to the Index with the largest weighting in Latin America, and is now overweighted in Europe ex-UK, largely through the addition of health care, financials and information technology companies to the Portfolio during the period. From a sector perspective, the Portfolio is overweighted in consumer discretionary, information technology, energy and health care, and is most underweighted in materials, telecommunication services and financials. These weightings are largely the result of the team's bottom up, fundamental quality growth discipline, which are also supported by the team's strategic viewpoint.

  The shape of the global economic cycle is shifting. The modest deceleration in growth driven by higher oil prices and a downturn in China's imports may be receding into the background as other cyclical forces begin to edge growth higher.

  Evidence from a number of sources - including recent purchasing managers' index releases, indications of temporary help demand, technology demand indicators (in Asia), and credit growth (in Europe) - suggest that the industrial economies may be poised to reaccelerate after a number of sluggish quarters.

  On the other hand, rising short term interest rates, higher oil prices and the effects of housing inflation have not had the predicted negative effects on domestic demand, either in the U.S. or elsewhere. Household spending in China and other emerging markets have remained strong, while strong employment and income growth in Japan have steadied the economy there in the face of slowing net exports.

  A reacceleration in global growth after the 2004-05 slowdown could be reinforced by stronger investment spending backed by bulging corporate cash and profits, implying cyclical strength in technology and machinery as well as improving growth performance in previous laggards Europe and Japan.

  THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, WILLIAM BLAIR & COMPANY, L.L.C.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/WILLIAM BLAIR INTERNATIONAL PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                   SINCE
                                                    SIX MONTHS++     ONE YEAR    INCEPTION+
                                                    ------------     --------    ----------
Roszel/William Blair International Portfolio               (0.36)%      10.28%         9.94%
MSCI EAFE Index                                            (0.85)%      14.13%        12.51%

----------
*   SEE NOTES TO PERFORMANCE INFORMATION.
+   JULY 1, 2002.
++  NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                                                       PERCENTAGE
TOP TEN HOLDINGS**                                   OF NET ASSETS
--------------------------------------------------   -------------
Nokia OYJ, ADR                                                 3.9%
Sanofi-Aventis, ADR                                            3.8
BG Group plc, ADR                                              3.6
Sharp Corp., ADR                                               3.6
E.ON AG, ADR                                                   3.5
Roche Holding AG, ADR                                          3.5
BNP Paribas, ADR                                               3.4
Petroleo Brasileiro SA, ADR                                    3.4
ORIX Corp., ADR                                                3.3
UBS AG (Registered)                                            3.3
--------------------------------------------------   -------------
  Total                                                       35.3%

                                                       PERCENTAGE
HOLDINGS BY SECTOR                                   OF NET ASSETS
--------------------------------------------------   -------------
Financials                                                    22.2%
Information Technology                                        16.5
Consumer Discretionary                                        13.5
Energy                                                        13.1
Health Care                                                    8.9
Industrials                                                    8.4
Consumer Staples                                               6.2
Utilities                                                      3.5
Materials                                                      2.6
Telecommunication Services                                     1.2
Other#                                                         3.9
--------------------------------------------------   -------------
  Total                                                      100.0%

----------
**  EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.
#   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
    ASSETS

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/WILLIAM BLAIR INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)        (IN U.S. DOLLARS)

                                                       SHARES         VALUE
                                                     ----------   -------------
COMMON STOCKS--96.1%
AUSTRALIA--2.6%
BHP Billiton Ltd., ADR                                    2,850   $      77,805
                                                                  -------------

BRAZIL--5.4%
Banco Itau Holding Financeira SA,
  ADR                                                       370          34,225
Gol - Linhas Aereas Inteligentes SA,
  ADR                                                       940          28,256
Petroleo Brasileiro SA, ADR                               1,950         101,654
                                                                  -------------
                                                                        164,135
                                                                  -------------
CANADA--7.6%
Canadian National Railway Co.                             1,010          58,226
Four Seasons Hotels, Inc.                                   570          37,677
Manulife Financial Corp.                                    680          32,511
Research In Motion Ltd. *                                   700          51,625
Ritchie Bros. Auctioneers, Inc.                           1,270          48,959
                                                                  -------------
                                                                        228,998
                                                                  -------------
CHILE--1.9%
Banco Santander Chile SA, ADR                               900          29,070
Lan Airlines SA, ADR                                        860          30,057
                                                                  -------------
                                                                         59,127
                                                                  -------------
FINLAND--3.9%
Nokia OYJ, ADR                                            7,000         116,480
                                                                  -------------

FRANCE--11.0%
BNP Paribas, ADR                                          2,980         102,214
Sanofi-Aventis, ADR                                       2,790         114,362
Technip SA, ADR                                           1,190          55,454
Vivendi Universal SA, ADR *                               1,920          60,154
                                                                  -------------
                                                                        332,184
                                                                  -------------
GERMANY--6.7%
E.ON AG, ADR                                              3,590         106,300
SAP AG, ADR                                               2,250          97,425
                                                                  -------------
                                                                        203,725
                                                                  -------------
GREECE--2.8%
National Bank of Greece SA, ADR                          12,230          83,775
                                                                  -------------

HONG KONG--2.3%
Techtronic Industries Co., Ltd.,
  ADR                                                     5,410          68,379
                                                                  -------------

INDIA--4.0%
HDFC Bank Ltd., ADR                                       1,130          52,556
Infosys Technologies Ltd., ADR                              890          68,949
                                                                  -------------
                                                                        121,505
                                                                  -------------

IRELAND--2.7%
Allied Irish Banks plc, ADR                               1,870          80,316
                                                                  -------------

JAPAN--15.0%
Canon, Inc., ADR                                          1,730          91,050
Mitsubishi Tokyo Financial Group,
  Inc., ADR                                               6,450          54,696
Nidec Corp., ADR                                          1,560          41,652
ORIX Corp., ADR                                           1,330         100,096
Sharp Corp., ADR                                          6,960         108,228
Toyota Motor Corp., ADR                                     780          55,762
                                                                  -------------
                                                                        451,484
                                                                  -------------
MEXICO--3.3%
America Movil SA de CV, ADR                                 600   $      35,766
Grupo Aeroportuario del Sureste
  SA de CV, ADR                                             960          30,576
Wal-Mart de Mexico SA de CV,
  ADR                                                       850          34,552
                                                                  -------------
                                                                        100,894
                                                                  -------------
NETHERLANDS--1.6%
Qiagen N.V. *                                             4,300          49,622
                                                                  -------------

NORWAY--2.3%
Statoil ASA, ADR                                          3,440          69,832
                                                                  -------------

SOUTH AFRICA--2.0%
Sasol Ltd., ADR                                           2,200          59,356
                                                                  -------------

SWEDEN--2.0%
Volvo AB, ADR                                             1,470          59,619
                                                                  -------------

SWITZERLAND--6.8%
Roche Holding AG, ADR                                     1,670         105,627
UBS AG (Registered)                                       1,280          99,648
                                                                  -------------
                                                                        205,275
                                                                  -------------
UNITED KINGDOM--12.2%
ARM Holdings plc, ADR                                     5,020          30,823
BG Group plc, ADR                                         2,610         108,576
Cadbury Schweppes plc, ADR                                1,610          61,711
Carnival Corp.                                            1,430          78,007
Tesco plc, ADR                                            5,200          89,960
                                                                  -------------
                                                                        369,077
                                                                  -------------
TOTAL COMMON STOCKS
(Cost--$2,710,877)                                                    2,901,588
                                                                  -------------

                                                     PRINCIPAL
                                                       AMOUNT
                                                     ----------
SHORT-TERM SECURITIES--9.5%
REPURCHASE AGREEMENT **--9.5%
Nomura Securities International, Inc.,
  3.05%, dated 06/30/05,
  due 07/01/05, total to be
  received $286,097
  (Cost-$286,073)                                    $  286,073         286,073
                                                                  -------------
TOTAL INVESTMENTS--105.6%
(Cost--$2,996,950)                                                    3,187,661
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(5.6)%                                                       (170,087)
                                                                  -------------
NET ASSETS--100.0%                                                $   3,017,574
                                                                  =============

----------
*   NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET REVIEW

  The Federal Reserve Board (the Fed) continued to increase its key short-term interest rate, the Fed Funds rate, in quarter percentage point increments, pushing the key rate to 3.25% on the last day of the six-month period ended June 30, 2005. As the Fed continued its "measured" policy of removing monetary accommodation, rates at the short end of the yield curve rose while intermediate and long rates responded to changes in perception of economic growth and inflation. In other words, Fed policy fixed the short end so rallies and sell-offs were manifest at the intermediate and long end of the curve. On balance, the economy appears to be slowing and as a result, longer rates fell. The bellwether 10-year note began the period at 4.22% and, following renewed signs of economic deceleration, closed the period at 3.92%. Overall, the yield curve flattened by 87 basis points, but not without confusion among investors. The persistence of lower long rates as the Fed nudged short rates higher was labeled a "conundrum" by Chairman Alan Greenspan and linked to a housing "froth", or many small, geographically dispersed asset bubbles.

  Yields in excess of Treasuries for non-Treasury debt, also known as spreads, followed a similar pattern, rising as rates rose before recovering somewhat. The amplitude of the increase and recovery appeared to correlate to quality, with riskier sectors such as high yield and emerging markets falling further and recovering less ground. Ordinarily spreads should tighten in the face of rising rates as a stronger economy implies better business conditions ahead. This time around, however, higher equilibrium spreads or increased compensation for risk seems to indicate a cloudier outlook. The corporate bond market suffered the additional disruption of the credit downgrade of Ford and General Motors, the nation's two largest car manufacturers. This event may have caused upheaval in the hedge fund community and renewed concern about event risk.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

  The primary contributor to performance was the Portfolio's term structure. As short rates rose and longer rates fell, our decision to underweight short and intermediate maturity securities and overweight longer maturity bonds worked well. Also aiding performance was our large holdings of mortgage-backed securities (MBS). As is typical of our style, MBS comprised more than half of the Portfolio as of June 30, 2005. The higher yields available from these securities added carry. Moreover, the sensitivity to volatility (the homeowner refinance option) improved MBS valuation and thus performance during the six-month period ended June 30, 2005. Within the sector, we continue to favor higher coupon 30-year securities due to their attractive valuation as well as lower coupon 15-year maturity issues. The latter offers some relative protection should the low current rate environment trigger another wave of increased prepayment activity. Detracting from performance was our continued underweight in agency debt. Although we continue to be concerned about the impact of possible increased regulation of the housing agencies or the erosion of their implied government guarantee, the importance of their mortgage securitization programs was acknowledged by the administration and the Fed, stabilizing valuations.

  The outlook for the bond market is obscured by several crosscurrents. Many in the economics community appear to be more sanguine about the sustainability of the economic expansion than one would surmise by inspecting the absolute level of U.S. rates. Our base case expectation could be described as moderate (3%) growth, inflation trending lower, the Fed continuing its measured approach, i.e., perhaps two or more additional rate increases. Aggressive consumer spending has replaced monetary stimulus as a key driver of the U.S. economy, but continued consumption is dependent on strength in the housing market as well as income and employment growth. The data will drive policy and, until clarity emerges, we will retain a bias toward a more neutral term structure, i.e., similar to that of the market. The policy of adding short, liquid, higher yielding securities to offset the impact of any rate rises will continue.

  THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, LORD, ABBETT & CO. LLC.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                   SINCE
                                                    SIX MONTHS++     ONE YEAR    INCEPTION+
                                                    ------------     --------    ----------
Roszel/Lord Abbett Government
  Securities Portfolio                                      2.74%        6.65%         4.77%
Merrill Lynch U.S. Domestic Master
  Bond Index                                                2.66%        6.97%         5.91%
Merrill Lynch U.S. Government Master
  Bond Index                                                2.99%        6.71%         5.37%

----------
*   SEE NOTES TO PERFORMANCE INFORMATION.
+   JULY 1, 2002.
++  NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                                                          PERCENTAGE
TOP TEN HOLDINGS**                                      OF NET ASSETS
-----------------------------------------------------   -------------
Federal National Mortgage Assn.
  6.50% due 08/25/35                                             15.0%
U.S. Treasury Note
  3.13% due 01/31/07                                             12.4
Federal National Mortgage Assn.
  5.50% due 07/25/35                                             11.9
Federal Home Loan Mortgage Corp. TBA
  5.00% due 08/15/35                                              9.1
U.S. Treasury Bond
  5.25% due 02/15/29                                              6.9
U.S. Treasury Note
  4.88% due 02/15/12                                              6.4
Federal Home Loan Mortgage Corp.
  4.50% due 04/01/19                                              5.9
Federal Home Loan Mortgage Corp.
  5.00% due 04/01/20                                              4.7
Government National Mortgage Assn. TBA
  5.00% due 07/15/35                                              4.0
U.S. Treasury Note
  5.00% due 08/15/11                                              3.7
-----------------------------------------------------   -------------
  Total                                                          80.0%

                                                     PERCENTAGE OF FIXED
ASSET MIX BY ISSUER**                                INCOME INVESTMENTS
--------------------------------------------------   -------------------
U.S. Government Agency                                              69.1%
U.S. Treasury                                                       30.9
--------------------------------------------------   -------------------
  Total                                                            100.0%

----------
**  EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)        (IN U.S. DOLLARS)

                                              S&P        PRINCIPAL
                                            RATING         AMOUNT          VALUE
                                           ---------   -------------   -------------
U.S. GOVERNMENT
  SECURITIES--115.8%
U.S. GOVERNMENT
  AGENCIES--COLLATERALIZED
  MORTGAGE OBLIGATION--6.4%
Federal Home Loan
  Mortgage Corp.
  7.50% due 06/15/06                          AAA      $      83,716   $      83,622
  3.00% due 05/15/12                          AAA              7,030           7,021
  3.62% due 05/15/29 (b)                      AAA             52,489          52,523
Federal National
  Mortgage Assn., (b)
  3.84% due 08/25/07                          AAA             93,722          93,992
  3.37% due 05/25/08                          AAA             50,169          49,854
  4.16% due 10/25/08                          AAA            173,826         175,113
  3.77% due 03/25/09                          AAA            122,013         122,411
  3.65% due 01/25/22                          AAA             59,744          59,316
                                                                       -------------
                                                                             643,852
                                                                       -------------

U.S. GOVERNMENT
  AGENCIES--MORTGAGE
  BACK SECURITIES --73.7%
Federal Home Loan
  Mortgage Corp.
  6.00% due 06/01/08                          AAA             24,932          25,326
  5.50% due 09/01/18                          AAA            144,978         148,881
  4.50% due 04/01/19                          AAA            596,617         594,479
  5.50% due 07/01/19                          AAA             13,912          14,287
  5.00% due 07/01/19                          AAA             22,906          23,175
  4.50% due 07/01/19                          AAA            100,215          99,856
  5.00% due 04/01/20                          AAA            468,751         474,300
  7.00% due 03/01/32                          AAA             44,438          46,790
  6.50% due 08/01/32                          AAA              2,356           2,443
  7.00% due 11/01/32                          AAA             66,953          70,500
  4.38% due 02/01/35 (b)                                      85,107          85,619
Federal Home Loan
  Mortgage Corp. TBA (c)
  5.00% due 07/01/19                          AAA            180,000         181,969
  5.00% due 08/01/35                          AAA            920,000         917,987
Federal National
  Mortgage Assn.
  6.63% due 11/15/10                          AAA            309,000         347,109
  4.75% due 02/21/13                          AAA            331,000         330,640
  4.74% due 04/01/15                          AAA            120,000         122,329
  5.50% due 04/01/17                          AAA             23,468          24,107
  6.50% due 07/01/30                          AAA            137,261         142,541
  6.00% due 09/01/32                          AAA              8,379           8,596
  5.50% due 10/01/34                          AAA            190,218         192,932
  5.50% due 11/01/34                          AAA            191,392         194,122
  5.50% due 02/01/35                          AAA             83,925          85,122
  3.91% due 11/01/34 (b)                      AAA             53,088          52,960
  4.54% due 12/01/34 (b)                      AAA             61,877          62,095
Federal National
  Mortgage Assn. TBA (c)
  4.50% due 07/01/20                          AAA             55,000          54,742
  5.50% due 07/25/35                          AAA          1,179,000       1,194,843
  6.50% due 08/25/35                          AAA          1,465,000       1,514,901
Government National
  Mortgage Assn.
  7.00% due 02/15/31                          AAA              2,579           2,732
Government National
  Mortgage Assn. TBA (c)
  5.00% due 07/15/35                          AAA            400,000         403,000
                                                                       -------------
TOTAL U.S. GOVERNMENT
  AGENCIES                                                                 7,418,383
                                                                       -------------

U.S. TREASURIES
  GOVERNMENT
  SECURITIES--35.7%
U.S. Treasury Bonds
  5.25% due 02/15/29                          AAA      $     605,000   $     691,945
U.S. Treasury Notes
  3.13% due 01/31/07 (d)                      AAA          1,263,000       1,253,034
  3.63% due 04/30/07 (d)                      AAA            152,000         151,917
  3.50% due 12/15/09 (d)                      AAA             52,000          51,510
  5.00% due 08/15/11                          AAA            346,000         368,882
  4.88% due 02/15/12                          AAA            611,000         648,901
  4.25% due 08/15/13 (d)                      AAA            257,000         263,425
U.S. Treasury Strips (a)
  4.37% due 11/15/27                          AAA            440,000         167,274
                                                                       -------------
                                                                           3,596,888
                                                                       -------------

TOTAL U.S. GOVERNMENT
  SECURITIES
(Cost$11,500,646)                                                         11,659,123
                                                                       -------------

SHORT-TERM SECURITIES--26.7%
DISCOUNT NOTE--14.9%
Federal Home Loan Bank
  2.50% due 07/01/05 (a)                                   1,500,000       1,499,896
                                                                       -------------

REPURCHASE
  AGREEMENT *--11.8%
Nomura Securities
  International, Inc.,
  3.05%, dated
  06/30/05, due
  07/01/05, total to be
  received $1,188,757                                      1,188,656       1,188,656
                                                                       -------------
TOTAL SHORT-TERM
  SECURITIES
  (Cost--$2,688,657)                                                       2,688,552
                                                                       -------------
TOTAL INVESTMENTS--142.5%
(Cost--$14,189,303)                                                       14,347,675
OTHER LIABILITIES IN
  EXCESS OF
  ASSETS--(42.5)%                                                         (4,279,682)
                                                                       -------------
NET ASSETS--100.0%                                                     $  10,067,993
                                                                       =============

----------
* THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S.GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT
(a) ZERO COUPON SECURITY - RATE DISCLOSED IS YIELD AS OF JUNE 30, 2005.
(b) FLOATING RATE SECURITY - RATE DISCLOSED IS AS OF JUNE 30, 2005.
(c) DOLLAR ROLL TRANSACTION.
(d) ALL OR PORTION OF THE SECURITY HAS BEEN SEGREGATED TO MEET THE PORTFOLIO'S OBLIGATION FOR DELAYED DELIVERY SECURITIES.

GLOSSARY:
TBA--SECURITY IS SUBJECT TO DELAYED DELIVERY.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MLIM FIXED-INCOME PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET CONDITIONS

  The slope of the U.S. Treasury yield curve flattened dramatically during the first half of this year. The yield on the three-month U.S. Treasury bill rose 0.90% to 3.11%, while the yield on the 10-year U.S. Treasury note actually declined 0.63% to 3.91%. The short-end of the yield curve has followed along as the Federal Reserve Open Market Committee (FOMC) raised the Federal Funds rate four times in 0.25% increments. The intermediate and long-term segments of the yield curve have performed in line with investors' expectations. Investors are not concerned about inflation rising significantly over the longer term. Though Alan Greenspan, chairman of the FOMC, in February described the low level of long-term interest rates as a "conundrum", there are numerous factors keeping these rates from rising; increased and consistent global demand of U.S. Treasury securities, higher demand of long-dated securities by pension plans and baby boomers, contained inflation and inflation expectations, and transparency and predictability of the Fed are just a few. Market inflation expectations, as illustrated by the yield spread between 10-year Treasuries and 10-year Treasury inflation protected securities (TIPS), dropped from a high of 2.78% on March 22 to 2.27% at June 30. The naysayers will argue that higher oil prices will drive higher inflation, but there is no evidence that higher oil prices alone will result in higher prices overall for goods and services. Recent inflation figures have shown that higher energy prices are not filtering through to final prices. The consumer price index for the past 12 months has been in a range between 2.5% and 3.5%, averaging 3.0%. The favorite inflation gauge of the Fed, the core PCE (personal consumption expenditure excluding food and energy) Index has averaged just 1.5% over the same period. The price of crude oil, on the other hand, has risen from $42 a barrel on January 3rd to $56 on June 30th, after closing at a high of $60 on June 27th. We believe that as the previous interest rate increases make their way through the economy, inflation will remain moderate.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

  Portfolio maturity structure has been the most important component of total return since early 2004. As mentioned above, the yield curve has been flattening via higher short-term interest rates and stable to lower long-term rates for the last 18 to 24 months. Early in the year, as interest rates rose, the Portfolio kept relative pace with the market. The Portfolio underperformed in January when rates actually dropped, but did better in February and March when rates backed up. Our relative shorter duration structure helped us preserve principal during this two-month market erosion. The real drag on performance was our lack of exposure to the long-end of the yield curve as that was the only sector of the investment grade market that generated a positive total return for the first quarter.

  In early May, the U.S. Treasury Department announced that it was considering reissuing 30-year bonds after discontinuing them in October 2001. The announcement pushed the price of the existing long bond (due February 15, 2031) down 1.5 points, its biggest one-day drop in more than a year. This initial reaction was caused by concern that the new supply of 30-year bonds would outpace demand for the security. After closing at a high yield of 4.63% on May 6, the existing 30-year bond rallied to a yield of 4.19% on June 7, exactly where it closed for the quarter. The need for pension funds to match their long-term liabilities with long-dated securities alleviated the concern regarding lack of demand. Baby-boomers are entering the stage in life where they will be relying more on their investment portfolios for income and will be looking to invest in long-dated, income generating securities. It was for these demand-driven reasons that during the second quarter of the year we established a position on the long end of the yield curve while increasing our exposure to the Treasury sector.

  In the U.S. corporate bond market, the automobile sector saw additional ratings downgrades. The debt of both Ford Motor Co. and General Motors Corp. and their financing subsidiaries is now rated non-investment grade by Standard and Poor's, given the companies' ongoing loss of market share as many of their vehicles were considered oversized and outdated. The Portfolio had no exposure to the bonds of either of these companies. The remainder of the corporate bond market performed relatively well during for the year as profits continued to grow and companies' balance sheets strengthened.

  It had been our portfolio strategy to be more defensive than the market for the last 18 months or so. We have recently become more comfortable, though, with moving the maturity structure of the portfolio out further on the yield curve. The FOMC has raised short-term rates from 1.00% to 3.25% over the last year, most, if not all, of the stimulus from low mortgage rates and tax cuts has run its course, and leading economic indicators have been dropping all year. It is becoming evident to us that the economy is entering a stage of moderate growth rates with low inflation. As this may keep interest rates from rising further, we are beginning to structure our portfolios to maximize yield in a relatively stable environment.

  THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, MERRILL LYNCH INVESTMENT MANAGERS, L.P.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MLIM FIXED-INCOME PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                        SINCE
                                                  SIX MONTHS++       ONE YEAR        INCEPTION+
                                                  ------------     ------------     ------------
Roszel/MLIM Fixed-Income Portfolio                        1.38%            3.93%            2.86%
Merrill Lynch U.S. Domestic Master
  Bond Index                                              2.66%            6.97%            5.91%

----------
*   SEE NOTES TO PERFORMANCE INFORMATION.
+   JULY 1, 2002.
++  NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                                         PERCENTAGE
TOP TEN HOLDINGS**                     OF NET ASSETS
-----------------------------------   ---------------
U.S. Treasury Note
  4.25% due 11/15/14                              5.3%
Federal National Mortgage Assn.
  5.00% due 11/01/18                              5.3
U.S. Treasury Note
  4.00% due 11/15/12                              5.2
U.S. Treasury Note
  4.00% due 04/15/10                              4.2
Federal National Mortgage Assn.
  6.00% due 11/01/33                              4.1
U.S. Treasury Note
  4.75% due 11/15/08                              3.6
U.S. Treasury Note
  4.38% due 05/15/07                              3.5
Federal National Mortgage Assn.
  3.25% due 01/15/08                              3.4
Alcoa, Inc
  5.38% due 01/15/13                              2.9
HSBC Finance Corp.
  5.88% due 02/01/09                              2.9
-----------------------------------   ---------------
  Total                                          40.4%

                                       PERCENTAGE OF
                                        FIXED INCOME
S&P RATINGS**                           INVESTMENTS
-----------------------------------   ---------------
AAA - A                                          30.2%
U.S. Government Securities                       69.8
-----------------------------------   ---------------
Total                                           100.0%

                                       PERCENTAGE OF
HOLDINGS BY SECTOR                       NET ASSETS
-----------------------------------   ---------------
U.S. Government Securities                       68.9%
Financials                                       15.6
Consumer Discretionary                            4.5
Information Technology                            4.4
Materials                                         2.9
Industrials                                       2.3
Other#                                            1.4
-----------------------------------   ---------------
  Total                                         100.0%

----------
**  EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.
#   OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER ASSETS LESS LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MLIM FIXED-INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)        (IN U.S. DOLLARS)

                                              S&P        PRINCIPAL
                                            RATING         AMOUNT          VALUE
                                           ---------   -------------   -------------
FIXED INCOME INVESTMENTS--98.6%
CONSUMER DISCRETIONARY--4.5%
MULTILINE RETAIL--4.5%
Target Corp.
  6.35% due 01/15/11                          A+       $     250,000   $     274,928
  5.88% due 03/01/12                          A+             350,000         380,030
                                                                       -------------
TOTAL CONSUMER
   DISCRETIONARY                                                             654,958
                                                                       -------------

FINANCIALS--15.6%
CAPITAL MARKETS--2.8%
Goldman Sachs Group, Inc.
  4.13% due 01/15/08                          A+             400,000         399,771
                                                                       -------------

CONSUMER FINANCE--6.5%
American General Finance Corp.
  5.38% due 10/01/12                          A+             250,000         258,067
HSBC Finance Corp.
  5.88% due 02/01/09                          A              400,000         419,881
International Lease Finance Corp.
  6.38% due 03/15/09                          AA-            250,000         264,508
                                                                       -------------
                                                                             942,456
                                                                       -------------

DIVERSIFIED FINANCIAL
  SERVICES--6.3%
CIT Group, Inc.
  5.50% due 11/30/07                          A              150,000         154,205
Citigroup, Inc.
  4.88% due 05/07/15                          A+             375,000         381,086
JPMorgan Chase & Co.
  5.13% due 09/15/14                          A              375,000         383,607
                                                                       -------------
                                                                             918,898
                                                                       -------------
TOTAL FINANCIALS                                                           2,261,125
                                                                       -------------

INDUSTRIALS--2.3%
INDUSTRIAL CONGLOMERATES--2.3%
General Electric Co.
  5.00% due 02/01/13                          AAA            325,000         335,566
                                                                       -------------

INFORMATION TECHNOLOGY--4.4%
COMPUTERS & PERIPHERALS--4.4%
International Business
  Machines Corp.
  5.38% due 02/01/09                          A+             250,000         260,530
  4.75% due 11/29/12                          A+             375,000         383,234
                                                                       -------------
TOTAL INFORMATION
   TECHNOLOGY                                                                643,764
                                                                       -------------

MATERIALS--2.9%
METALS & MINING--2.9%
Alcoa, Inc.
  5.38% due 01/15/13                          A-             400,000         421,961
                                                                       -------------

U.S. GOVERNMENT SECURITIES--68.9%
U.S. GOVERNMENT
  AGENCIES--43.2%
Federal Home Loan Bank
  5.13% due 03/06/06                          AAA      $     250,000   $     252,319
Federal Home Loan
  Mortgage Corp.
  5.13% due 07/15/12                          AAA            350,000         371,005
  5.50% due 12/01/17                          AAA            202,932         208,352
Federal National
  Mortgage Assn.
  6.63% due 10/15/07                          AAA            240,000         254,477
  3.25% due 01/15/08                          AAA            500,000         493,119
  5.25% due 01/15/09                          AAA            350,000         365,215
  6.50% due 06/01/16                          AAA             22,196          23,115
  6.50% due 06/01/17                          AAA              9,447           9,839
  6.00% due 07/01/17                          AAA             16,228          16,784
  6.00% due 09/01/17                          AAA            132,053         136,582
  5.50% due 11/01/17                          AAA            172,962         177,673
  5.50% due 11/01/17                          AAA            163,977         168,443
  5.00% due 02/01/18                          AAA            259,056         262,161
  5.00% due 11/01/18                          AAA            757,845         766,929
  5.50% due 02/01/19                          AAA            357,225         367,064
  7.00% due 05/01/32                          AAA            205,176         216,429
  6.50% due 08/01/32                          AAA            235,016         243,779
  6.00% due 11/01/32                          AAA             88,456          90,745
  6.00% due 01/01/33                          AAA            268,558         275,508
  6.00% due 03/01/33                          AAA            206,848         212,201
  6.00% due 11/01/33                          AAA            583,906         598,857
  6.50% due 12/01/33                          AAA            274,767         284,535
Government National
  Mortgage Assn.
  5.00% due 11/15/18                          AAA            389,642         396,867
  6.50% due 03/15/32                          AAA             52,151          54,524
  7.00% due 07/15/32                          AAA             16,780          17,773
                                                                       -------------
                                                                           6,264,295
                                                                       -------------

U.S. GOVERNMENT
  TREASURIES--25.7%
U.S. Treasury Bonds
  5.25% due 11/15/28                          AAA            275,000         314,091
U.S. Treasury Notes
  4.38% due 05/15/07                          AAA            500,000         506,660
  6.63% due 05/15/07                          AAA            250,000         263,379
  4.75% due 11/15/08                          AAA            500,000         516,562
  4.00% due 04/15/10                          AAA            600,000         606,563
  4.00% due 11/15/12                          AAA            750,000         758,408
  4.25% due 11/15/14                          AAA            750,000         767,608
                                                                       -------------
                                                                           3,733,271
                                                                       -------------

TOTAL U.S. GOVERNMENT
  SECURITIES                                                               9,997,566
                                                                       -------------

TOTAL FIXED INCOME
  INVESTMENTS
(Cost--$14,309,993)                                                       14,314,940
                                                                       -------------

See Notes to Financial Statements.

                                                         PRINCIPAL
                                                           AMOUNT          VALUE
                                                       -------------   -------------
SHORT-TERM SECURITIES--1.0%
REPURCHASE AGREEMENT *--1.0%
Nomura Securities
  International, Inc.,
  3.05%, dated 06/30/05,
  due 07/01/05, total to
  be received $143,710
  (Cost$143,698)                                       $     143,698   $     143,698
                                                                       -------------

TOTAL INVESTMENTS--99.6%
(Cost$14,453,691)                                                         14,458,638
OTHER ASSETS LESS
  LIABILITIES--0.4%                                                           54,368
                                                                       -------------
NET ASSETS--100%                                                       $  14,513,006
                                                                       =============

----------
* THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 (UNAUDITED)

                                                       ROSZEL/LORD                                          ROSZEL/FAYEZ
                                                         ABBETT         ROSZEL/LEVIN       ROSZEL/MLIM         SAROFIM
                                                        LARGE CAP         LARGE CAP         RELATIVE          LARGE CAP
                                                          VALUE             VALUE             VALUE             CORE
                                                        PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                     ---------------   ---------------   ---------------   ---------------
ASSETS:
Investments, at cost                                 $     9,113,321   $     2,829,092   $    11,892,806   $     1,789,649
                                                     ---------------   ---------------   ---------------   ---------------
Investments, at value                                     10,283,328         3,028,990        13,725,220         1,500,972
Repurchase agreements, at value                               81,239            29,449           143,803           300,679
                                                     ---------------   ---------------   ---------------   ---------------
  Total investments, at value                             10,364,567         3,058,439        13,869,023         1,801,651
Cash                                                              --             1,070                --                --
Receivables:
  Capital shares sold                                          1,792             4,618           288,395               112
  Dividends and interest                                      13,218             4,209            32,254             2,666
  Investment advisor                                              --             1,843                --             2,362
  Investments sold                                            96,468            24,571            20,805            16,529
                                                     ---------------   ---------------   ---------------   ---------------
Total assets                                              10,476,045         3,094,750        14,210,477         1,823,320
                                                     ---------------   ---------------   ---------------   ---------------

LIABILITIES:
Payables:
  Administrative fees                                          3,874             1,497             4,584               702
  Capital shares redeemed                                     13,395                --                --           138,610
  Investment advisor                                           3,749                --             6,039                --
  Investments purchased                                           --            15,200                --            68,948
  Transfer agent fees                                            599               599               452               599
  Trustees' fees                                                  53                51                70                17
Accrued expenses                                              11,896            13,703            12,427            13,591
                                                     ---------------   ---------------   ---------------   ---------------
Total liabilities                                             33,566            31,050            23,572           222,467
                                                     ---------------   ---------------   ---------------   ---------------
NET ASSETS                                           $    10,442,479   $     3,063,700   $    14,186,905   $     1,600,853
                                                     ===============   ===============   ===============   ===============

NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
  (unlimited shares authorized)                      $           863   $           331   $         1,258   $           146
Paid-in capital                                            8,300,543         2,739,135        11,523,554         1,536,350
Accumulated undistributed
  investment income--net                                      45,693            17,213            96,518             9,279
Accumulated realized capital gain on
  investments--net                                           844,134            77,674           589,358            43,076
Unrealized appreciation on
  investments--net                                         1,251,246           229,347         1,976,217            12,002
                                                     ---------------   ---------------   ---------------   ---------------
NET ASSETS                                           $    10,442,479   $     3,063,700   $    14,186,905   $     1,600,853
                                                     ===============   ===============   ===============   ===============

SHARES OUTSTANDING                                           863,253           330,923         1,257,733           146,124
                                                     ===============   ===============   ===============   ===============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE (NET
  ASSETS DIVIDED BY SHARES OUTSTANDING)              $         12.10   $          9.26   $         11.28   $         10.96
                                                     ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                                           ROSZEL/
                                                         ROSZEL/          NICHOLAS-          ROSZEL/
                                                        INVESCO-          APPLEGATE        RITTENHOUSE         ROSZEL/
                                                        NAM LARGE         LARGE CAP         LARGE CAP       SENECA LARGE
                                                        CAP CORE           GROWTH            GROWTH          CAP GROWTH
                                                        PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                     ---------------   ---------------   ---------------   ---------------
ASSETS:
Investments, at cost                                 $     2,225,510   $     1,067,726   $     9,092,917   $     3,531,284
                                                     ---------------   ---------------   ---------------   ---------------
Investments, at value                                      2,264,430         1,175,322         9,441,592         3,627,243
Repurchase agreements, at value                               95,716            51,270           350,167            36,914
                                                     ---------------   ---------------   ---------------   ---------------
  Total investments, at value                              2,360,146         1,226,592         9,791,759         3,664,157
Receivables:
  Capital shares sold                                             --                --           298,847                --
  Dividends and interest                                       1,958               634             6,337             2,287
  Investment advisor                                           1,749             2,109                --               672
                                                     ---------------   ---------------   ---------------   ---------------
Total assets                                               2,363,853         1,229,335        10,096,943         3,667,116
                                                     ---------------   ---------------   ---------------   ---------------

LIABILITIES:
Payables:
  Administrative fees                                          1,336               705             3,802             1,647
  Investment advisor                                              --                --             3,119                --
  Transfer agent fees                                            599               548               545               599
  Trustees' fees                                                  21                12                86                13
Accrued expenses                                              12,126            12,169            12,402            12,153
                                                     ---------------   ---------------   ---------------   ---------------
Total liabilities                                             14,082            13,434            19,954            14,412
                                                     ---------------   ---------------   ---------------   ---------------

NET ASSETS                                           $     2,349,771   $     1,215,901   $    10,076,989   $     3,652,704
                                                     ===============   ===============   ===============   ===============

NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
  (unlimited shares authorized)                      $           238   $           113   $           979   $           356
Paid-in capital                                            2,150,518         1,017,673         9,156,071         3,404,958
Accumulated undistributed
  investment income (loss)--net                                3,242            (3,312)           14,124            (2,581)
Accumulated realized capital gain on
  investments--net                                            61,137            42,561           206,973           117,098
Unrealized appreciation on
  investments--net                                           134,636           158,866           698,842           132,873
                                                     ---------------   ---------------   ---------------   ---------------
NET ASSETS                                           $     2,349,771   $     1,215,901   $    10,076,989   $     3,652,704
                                                     ===============   ===============   ===============   ===============

SHARES OUTSTANDING                                           237,824           113,243           978,972           355,731
                                                     ===============   ===============   ===============   ===============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE (NET
  ASSETS DIVIDED BY SHARES OUTSTANDING)              $          9.88   $         10.74   $         10.29   $         10.27
                                                     ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                      ROSZEL/KAYNE                                             ROSZEL/
                                                        ANDERSON           ROSZEL/         ROSZEL/NWQ         DELAWARE
                                                         RUDNICK        FRANKLIN MID        SMALL CAP         SMALL-MID
                                                      MID CAP VALUE      CAP GROWTH           VALUE          CAP GROWTH
                                                        PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                     ---------------   ---------------   ---------------   ---------------
ASSETS:
Investments, at cost                                 $     3,280,311   $     2,689,653   $     5,147,346   $     2,926,661
                                                     ---------------   ---------------   ---------------   ---------------
Investments, at value                                      3,334,908         2,788,776         5,525,459         3,310,499
Repurchase agreements, at value                               62,746           139,711           490,892            98,441
                                                     ---------------   ---------------   ---------------   ---------------
  Total investments, at value                              3,397,654         2,928,487         6,016,351         3,408,940
Cash                                                              --                --                24                --
Receivables:
  Capital shares sold                                        106,150                --                43            54,001
  Dividends and interest                                       6,061             1,437            10,418               527
  Investment advisor                                             904             1,329                --               998
  Investments sold                                            87,199            27,439                --            46,860
                                                     ---------------   ---------------   ---------------   ---------------
Total assets                                               3,597,968         2,958,692         6,026,836         3,511,326
                                                     ---------------   ---------------   ---------------   ---------------

LIABILITIES:
Payables:
  Administrative fees                                          1,702             1,501             2,044             1,423
  Bank overdraft                                                 239                --                --                --
  Capital shares redeemed                                         --            43,336            74,164               171
  Investment advisor                                              --                --             1,118                --
  Investments purchased                                       98,043             2,861            26,625            59,191
  Transfer agent fees                                            599               599               599               599
  Trustees' fees                                                  59                23                32                17
Accrued expenses                                              12,110            12,363            12,110            12,936
                                                     ---------------   ---------------   ---------------   ---------------
Total liabilities                                            112,752            60,683           116,692            74,337
                                                     ---------------   ---------------   ---------------   ---------------

NET ASSETS                                           $     3,485,216   $     2,898,009   $     5,910,144   $     3,436,989
                                                     ===============   ===============   ===============   ===============

NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
  (unlimited shares authorized)                      $           375   $           265   $           515   $           316
Paid-in capital                                            2,760,113         2,311,573         4,315,374         2,812,627
Accumulated undistributed
  investment income (loss)--net                                7,501            (9,022)           13,583           (12,274)
Accumulated realized capital gain on
  investments--net                                           599,884           356,359           711,667           154,041
Unrealized appreciation on
  investments--net                                           117,343           238,834           869,005           482,279
                                                     ---------------   ---------------   ---------------   ---------------
NET ASSETS                                           $     3,485,216   $     2,898,009   $     5,910,144   $     3,436,989
                                                     ===============   ===============   ===============   ===============

SHARES OUTSTANDING                                           375,124           264,563           515,188           315,576
                                                     ===============   ===============   ===============   ===============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE (NET
  ASSETS DIVIDED BY SHARES OUTSTANDING)              $          9.29   $         10.95   $         11.47   $         10.89
                                                     ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                                                           ROSZEL/LORD
                                                         ROSZEL/           ROSZEL/           ABBETT
                                                         LAZARD         WILLIAM BLAIR      GOVERNMENT        ROSZEL/MLIM
                                                      INTERNATIONAL     INTERNATIONAL      SECURITIES       FIXED-INCOME
                                                        PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                     ---------------   ---------------   ---------------   ---------------
ASSETS:
Investments, at cost                                 $     4,210,708   $     2,996,950   $    14,189,303   $    14,453,691
                                                     ---------------   ---------------   ---------------   ---------------
Investments, at value                                      4,513,218         2,901,588        13,159,019        14,314,940
Repurchase agreements, at value                              373,201           286,073         1,188,656           143,698
                                                     ---------------   ---------------   ---------------   ---------------
  Total investments, at value                              4,886,419         3,187,661        14,347,675        14,458,638
Cash                                                           1,518                --                95                --
Receivables:
  Capital shares sold                                            148                --                --                --
  Dividends and interest                                      11,739             9,396            66,341           147,896
  Investment advisor                                              --             1,058                --                --
  Investments sold                                                --                --         3,661,454                --
                                                     ---------------   ---------------   ---------------   ---------------
Total assets                                               4,899,824         3,198,115        18,075,565        14,606,534
                                                     ---------------   ---------------   ---------------   ---------------

LIABILITIES:
Payables:
  Administrative fees                                          1,758             1,558             3,838             4,807
  Bank overdraft                                                  --                99                --                --
  Capital shares redeemed                                    116,362           165,510            62,440            71,685
  Investment advisor                                             240                --             1,038             4,898
  Investments purchased                                           --                --         7,926,208                --
  Transfer agent fees                                            599               599               599               561
  Trustees' fees                                                  24                63                74               114
Accrued expenses                                              12,886            12,712            13,375            11,463
                                                     ---------------   ---------------   ---------------   ---------------
Total liabilities                                            131,869           180,541         8,007,572            93,528
                                                     ---------------   ---------------   ---------------   ---------------

NET ASSETS                                           $     4,767,955   $     3,017,574   $    10,067,993   $    14,513,006
                                                     ===============   ===============   ===============   ===============

NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
  (unlimited shares authorized)                      $           398   $           323   $           962   $         1,452
Paid-in capital                                            3,834,698         2,814,505        10,020,497        14,720,997
Accumulated undistributed
  investment income (loss)--net                               63,261            (7,155)             (954)          (25,003)
Accumulated realized capital gain
  (loss) on investments--net                                 193,887            19,190          (110,884)         (189,387)
Unrealized appreciation on
  investments--net                                           675,711           190,711           158,372             4,947
                                                     ---------------   ---------------   ---------------   ---------------
NET ASSETS                                           $     4,767,955   $     3,017,574   $    10,067,993   $    14,513,006
                                                     ===============   ===============   ===============   ===============

SHARES OUTSTANDING                                           397,985           322,880           962,310         1,452,092
                                                     ===============   ===============   ===============   ===============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE (NET
  ASSETS DIVIDED BY SHARES OUTSTANDING)              $         11.98   $          9.35   $         10.46   $          9.99
                                                     ===============   ===============   ===============   ===============

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                                               ROSZEL/
                                                       ROSZEL/LORD                                              FAYEZ
                                                         ABBETT         ROSZEL/LEVIN       ROSZEL/MLIM         SAROFIM
                                                        LARGE CAP         LARGE CAP         RELATIVE          LARGE CAP
                                                          VALUE             VALUE             VALUE             CORE
                                                        PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                     ---------------   ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends                                          $       108,264   $        34,481   $       175,786   $        18,865
  Interest                                                     3,129               591             1,476             1,151
  Less: Foreign taxes withheld                                  (152)               (6)               --              (194)
                                                     ---------------   ---------------   ---------------   ---------------
Total income                                                 111,241            35,066           177,262            19,822
                                                     ---------------   ---------------   ---------------   ---------------

EXPENSES:
Investment advisory fees                                      47,140            12,351            57,614             6,518
Administrative services                                       17,637             7,204            19,518             3,630
Professional fees                                             11,077            10,171            11,297             9,984
Transfer agent fees                                            3,719             3,720             3,601             3,720
Custodian fees                                                 2,461             5,679             2,595             5,116
Printing and shareholder reports                               1,176               302             1,387               127
Trustees' fees and expenses                                      469               121               556                54
Other                                                          1,179               686             1,370               511
                                                     ---------------   ---------------   ---------------   ---------------
  Total expenses before expense
    reductions                                                84,858            40,234            97,938            29,660
                                                     ---------------   ---------------   ---------------   ---------------
  Less: Advisory fee waivers and
    reimbursements, if any                                   (20,085)          (23,268)          (18,780)          (20,700)
  Less: Reductions from commission
    recapture agreements, if any                                (812)             (696)               --                --
                                                     ---------------   ---------------   ---------------   ---------------
  Net expenses                                                63,961            16,270            79,158             8,960
                                                     ---------------   ---------------   ---------------   ---------------
Net investment income                                         47,280            18,796            98,104            10,862
                                                     ---------------   ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN
  (LOSS)--NET:
Realized gain on investments--net                            850,607            88,637           597,008            43,951
Change in unrealized appreciation
  (depreciation) on investments--net                      (1,257,983)         (135,433)         (907,814)          (48,481)
                                                     ---------------   ---------------   ---------------   ---------------
Total realized and unrealized loss on
  investments--net                                          (407,376)          (46,796)         (310,806)           (4,530)
                                                     ---------------   ---------------   ---------------   ---------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          $      (360,096)  $       (28,000)  $      (212,702)  $         6,332
                                                     ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                         ROSZEL/          ROSZEL/
                                                        INVESCO-          NICHOLAS-          ROSZEL/           ROSZEL/
                                                           NAM            APPLEGATE        RITTENHOUSE         SENECA
                                                        LARGE CAP         LARGE CAP         LARGE CAP         LARGE CAP
                                                          CORE             GROWTH            GROWTH            GROWTH
                                                        PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                     ---------------   ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends                                          $        16,816   $         4,673   $        67,495   $        18,220
  Interest                                                       833               608             3,455             1,095
                                                     ---------------   ---------------   ---------------   ---------------
Total income                                                  17,649             5,281            70,950            19,315
                                                     ---------------   ---------------   ---------------   ---------------

EXPENSES:
Investment advisory fees                                       9,333             5,276            40,195            15,363
Administrative services                                        6,672             3,437            16,252             7,796
Professional fees                                             10,100             9,999            10,857            10,250
Transfer agent fees                                            3,720             3,720             3,720             3,720
Custodian fees                                                 2,266             2,198             2,054             1,850
Printing and shareholder reports                                 232               126               956               377
Trustees' fees and expenses                                       92                51               383               149
Other                                                            656               547             1,148               790
                                                     ---------------   ---------------   ---------------   ---------------
  Total expenses before expense
    reductions                                                33,071            25,354            75,565            40,295
                                                     ---------------   ---------------   ---------------   ---------------
  Less: Advisory fee waivers and
    reimbursements, if any                                   (20,246)          (18,102)          (20,322)          (19,184)
  Less: Reductions from commission
    recapture agreements, if any                                  --              (242)               --              (798)
                                                     ---------------   ---------------   ---------------   ---------------
  Net expenses                                                12,825             7,010            55,243            20,313
                                                     ---------------   ---------------   ---------------   ---------------
Net investment income (loss)                                   4,824            (1,729)           15,707              (998)
                                                     ---------------   ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN
  (LOSS)--NET:
Realized gain on
  investments--net                                            66,315            44,273           209,481           117,099
Change in unrealized appreciation
  (depreciation) on investments--net                        (159,185)          (47,464)         (552,021)         (336,888)
                                                     ---------------   ---------------   ---------------   ---------------
Total realized and unrealized loss
  on investments--net                                        (92,870)           (3,191)         (342,540)         (219,789)
                                                     ---------------   ---------------   ---------------   ---------------

NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                    $       (88,046)  $        (4,920)  $      (326,833)  $      (220,787)
                                                     ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                      ROSZEL/KAYNE                                             ROSZEL/
                                                        ANDERSON           ROSZEL/           ROSZEL/          DELAWARE
                                                         RUDNICK          FRANKLIN             NWQ             SMALL-
                                                         MID CAP           MID CAP          SMALL CAP          MID CAP
                                                          VALUE            GROWTH             VALUE            GROWTH
                                                        PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                     ---------------   ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends                                          $        27,883   $         7,190   $        45,171   $         6,828
  Interest                                                       929             1,100             2,637             1,788
  Less: Foreign taxes withheld                                    --                --              (137)               (2)
                                                     ---------------   ---------------   ---------------   ---------------
Total income                                                  28,812             8,290            47,671             8,614
                                                     ---------------   ---------------   ---------------   ---------------

EXPENSES:
Investment advisory fees                                      14,363            11,653            25,417            14,466
Administrative services                                        7,593             7,077             9,389             7,540
Professional fees                                             10,240            10,166            10,473            10,202
Transfer agent fees                                            3,720             3,720             3,719             3,720
Custodian fees                                                 1,890             2,030             2,015             2,955
Printing and shareholder reports                                 360               289               600               332
Trustees' fees and expenses                                      143               115               241               134
Other                                                            800               758               851               702
                                                     ---------------   ---------------   ---------------   ---------------
  Total expenses before expense
    reductions                                                39,109            35,808            52,705            40,051
                                                     ---------------   ---------------   ---------------   ---------------
  Less: Advisory fee waivers and
    reimbursements, if any                                   (19,381)          (19,785)          (18,352)          (20,487)
  Less: Reductions from commission
    recapture agreements, if any                                  --              (292)           (1,420)             (260)
                                                     ---------------   ---------------   ---------------   ---------------
  Net expenses                                                19,728            15,731            32,933            19,304
                                                     ---------------   ---------------   ---------------   ---------------
Net investment income (loss)                                   9,084            (7,441)           14,738           (10,690)
                                                     ---------------   ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN
  (LOSS)--NET:
Realized gain on investments--net                            599,888           356,360           718,723           189,010
Change in unrealized appreciation
  (depreciation) on investments--net                        (764,049)         (290,687)         (828,875)         (298,029)
                                                     ---------------   ---------------   ---------------   ---------------
Total realized and unrealized gain (loss)
  on investments--net                                       (164,161)           65,673          (110,152)         (109,019)
                                                     ---------------   ---------------   ---------------   ---------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          $      (155,077)  $        58,232   $       (95,414)  $      (119,709)
                                                     ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                                           ROSZEL/         ROSZEL/LORD
                                                         ROSZEL/           WILLIAM           ABBETT          ROSZEL/MLIM
                                                         LAZARD             BLAIR          GOVERNMENT          FIXED-
                                                      INTERNATIONAL     INTERNATIONAL      SECURITIES          INCOME
                                                        PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                     ---------------   ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends                                          $        93,398   $        34,433   $            --   $            --
  Interest                                                     2,145             3,442           228,964           302,905
  Less: Foreign taxes withheld                                (2,336)             (378)               --                --
                                                     ---------------   ---------------   ---------------   ---------------
Total income                                                  93,207            37,497           228,964           302,905
                                                     ---------------   ---------------   ---------------   ---------------

EXPENSES:
Investment advisory fees                                      20,974            13,593            32,825            49,085
Administrative services                                        8,614             7,284            16,292            19,971
Professional fees                                             11,608            11,431            10,654            11,146
Transfer agent fees                                            3,720             3,720             3,720             3,776
Custodian fees                                                 1,893             2,149             7,015             2,603
Printing and shareholder reports                                 477               303               950             1,425
Trustees' fees and expenses                                      192               123               383               575
Interest expense on reverse repurchase
  agreements                                                      --                --               146                --
Other                                                            802               723             1,176             1,412
                                                     ---------------   ---------------   ---------------   ---------------
  Total expenses before expense
    reductions                                                48,280            39,326            73,161            89,993
                                                     ---------------   ---------------   ---------------   ---------------
  Less: Advisory fee waivers and
    reimbursements, if any                                   (19,918)          (20,959)          (25,038)          (18,256)
  Less: Reductions from commission
    recapture agreements, if any                                  --                --                --                --
                                                     ---------------   ---------------   ---------------   ---------------
  Net expenses                                                28,362            18,367            48,123            71,737
                                                     ---------------   ---------------   ---------------   ---------------
Net investment income                                         64,845            19,130           180,841           231,168
                                                     ---------------   ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN
  (LOSS)--NET:
Realized gain (loss) on investments--net                     208,694            20,111            30,880           (15,278)
Change in unrealized appreciation
  (depreciation) on investments--net                        (354,023)          (51,776)           59,504           (11,637)
                                                     ---------------   ---------------   ---------------   ---------------
Total realized and unrealized gain (loss)
  on investments--net                                       (145,329)          (31,665)           90,384           (26,915)
                                                     ---------------   ---------------   ---------------   ---------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          $       (80,484)  $       (12,535)  $       271,225   $       204,253
                                                     ===============   ===============   ===============   ===============

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                            ROSZEL/LORD ABBETT                     ROSZEL/LEVIN
                                                              LARGE CAP VALUE                     LARGE CAP VALUE
                                                                 PORTFOLIO                           PORTFOLIO
                                                     ---------------------------------   ---------------------------------
                                                       SIX MONTHS                          SIX MONTHS
                                                          ENDED                               ENDED
                                                        JUNE 30,         YEAR ENDED         JUNE 30,         YEAR ENDED
                                                          2005          DECEMBER 31,          2005          DECEMBER 31,
                                                       (UNAUDITED)          2004           (UNAUDITED)          2004
                                                     ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income--net                               $        47,280   $        96,244   $        18,796   $        43,827
Realized gain on investments--net                            850,607         1,119,744            88,637           522,161
Change in unrealized appreciation
  (depreciation) on investments--net                      (1,257,983)          364,848          (135,433)         (168,893)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
  resulting from operations                                 (360,096)        1,580,836           (28,000)          397,095
                                                     ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                                       (95,616)          (53,007)          (43,197)          (29,016)
Realized gain--net                                        (1,119,920)         (321,279)         (522,873)         (200,658)
                                                     ---------------   ---------------   ---------------   ---------------
Total distributions                                       (1,215,536)         (374,286)         (566,070)         (229,674)
                                                     ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                                  482,492         3,684,986           290,932           550,726
Shares issued on reinvestment of
  distributions                                            1,215,536           374,286           566,070           229,674
Shares redeemed                                           (2,453,356)       (3,495,292)         (261,986)       (1,141,561)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
  derived from capital share transactions                   (755,328)          563,980           595,016          (361,161)
                                                     ---------------   ---------------   ---------------   ---------------

NET ASSETS:
Total increase (decrease) in net assets                   (2,330,960)        1,770,530               946          (193,740)
Beginning of period                                       12,773,439        11,002,909         3,062,754         3,256,494
                                                     ---------------   ---------------   ---------------   ---------------
End of period                                        $    10,442,479   $    12,773,439   $     3,063,700   $     3,062,754
                                                     ===============   ===============   ===============   ===============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME--NET                             $        45,693   $        94,029   $        17,213   $        41,614
                                                     ===============   ===============   ===============   ===============

SHARE TRANSACTIONS:
Shares sold                                                   34,782           285,652            25,506            51,288
Shares issued on reinvestment of
  distributions                                              100,126            29,150            61,131            22,169
Shares redeemed                                             (177,962)         (261,398)          (23,123)         (104,685)
                                                     ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                                                (43,054)           53,404            63,514           (31,228)
                                                     ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                                ROSZEL/MLIM                        ROSZEL/FAYEZ
                                                              RELATIVE VALUE                     SAROFIM LARGE CAP
                                                                 PORTFOLIO                        CORE PORTFOLIO
                                                     ---------------------------------   ---------------------------------
                                                       SIX MONTHS                          SIX MONTHS
                                                          ENDED          YEAR ENDED           ENDED          YEAR ENDED
                                                      JUNE 30, 2005     DECEMBER 31,      JUNE 30, 2005     DECEMBER 31,
                                                       (UNAUDITED)          2004           (UNAUDITED)          2004
                                                     ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income--net                               $        98,104   $       239,354   $        10,862   $         6,586
Realized gain on investments--net                            597,008         1,658,848            43,951           107,290
Change in unrealized appreciation
  (depreciation) on investments--net                        (907,814)          162,558           (48,481)          (78,893)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
  resulting from operations                                 (212,702)        2,060,760             6,332            34,983
                                                     ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                                      (238,724)         (172,730)           (5,955)           (2,714)
Realized gain--net                                        (1,652,595)         (212,131)         (105,713)          (27,006)
                                                     ---------------   ---------------   ---------------   ---------------
Total distributions                                       (1,891,319)         (384,861)         (111,668)          (29,720)
                                                     ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                                1,104,879         1,336,192         1,252,259           298,186
Shares issued on reinvestment of
  distributions                                            1,891,319           384,861           111,668            29,720
Shares redeemed                                           (2,002,003)       (3,973,286)         (689,187)         (375,924)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
  derived from capital share transactions                    994,195        (2,252,233)          674,740           (48,018)
                                                     ---------------   ---------------   ---------------   ---------------

NET ASSETS:
Total increase (decrease) in net assets                   (1,109,826)         (576,334)          569,404           (42,755)
Beginning of period                                       15,296,731        15,873,065         1,031,449         1,074,204
                                                     ---------------   ---------------   ---------------   ---------------
End of period                                        $    14,186,905   $    15,296,731   $     1,600,853   $     1,031,449
                                                     ===============   ===============   ===============   ===============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME--NET                             $        96,518   $       237,138   $         9,279   $         4,372
                                                     ===============   ===============   ===============   ===============

SHARE TRANSACTIONS:
Shares sold                                                   88,469           109,231           107,174            25,907
Shares issued on reinvestment of
  distributions                                              168,266            31,859            10,133             2,668
Shares redeemed                                             (152,657)         (320,585)          (59,561)          (34,268)
                                                     ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                                                104,078          (179,495)           57,746            (5,693)
                                                     ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                            ROSZEL/INVESCO-NAM               ROSZEL/NICHOLAS-APPLEGATE
                                                                 LARGE CAP                           LARGE CAP
                                                              CORE PORTFOLIO                     GROWTH PORTFOLIO
                                                     ---------------------------------   ---------------------------------
                                                       SIX MONTHS                          SIX MONTHS
                                                          ENDED          YEAR ENDED           ENDED          YEAR ENDED
                                                      JUNE 30, 2005     DECEMBER 31,      JUNE 30, 2005     DECEMBER 31,
                                                       (UNAUDITED)          2004           (UNAUDITED)          2004
                                                     ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net                        $         4,824   $        11,586   $        (1,729)  $         1,705
Realized gain on investments--net                             66,315           204,922            44,273           100,056
Change in unrealized appreciation
  (depreciation) on investments--net                        (159,185)         (115,628)          (47,464)           22,007
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
  resulting from operations                                  (88,046)          100,880            (4,920)          123,768
                                                     ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                                       (10,954)           (9,496)           (1,074)               --
Realized gain--net                                          (204,104)          (38,271)          (98,518)          (39,743)
                                                     ---------------   ---------------   ---------------   ---------------
Total distributions                                         (215,058)          (47,767)          (99,592)          (39,743)
                                                     ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                                  130,350           898,498           102,586           364,198
Shares issued on reinvestment of
  distributions                                              215,058            47,767            99,592            39,743
Shares redeemed                                             (174,006)         (932,430)         (395,498)         (482,151)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
  derived from capital share
  transactions                                               171,402            13,835          (193,320)          (78,210)
                                                     ---------------   ---------------   ---------------   ---------------

NET ASSETS:
Total increase (decrease) in net assets                     (131,702)           66,948          (297,832)            5,815
Beginning of period                                        2,481,473         2,414,525         1,513,733         1,507,918
                                                     ---------------   ---------------   ---------------   ---------------
End of period                                        $     2,349,771   $     2,481,473   $     1,215,901   $     1,513,733
                                                     ===============   ===============   ===============   ===============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME (LOSS)--NET                      $         3,242   $         9,372   $        (3,312)  $          (509)
                                                     ===============   ===============   ===============   ===============

SHARE TRANSACTIONS:
Shares sold                                                   11,964            83,383             9,320            32,784
Shares issued on reinvestment of
  distributions                                               21,767             4,435             9,351             3,649
Shares redeemed                                              (16,041)          (85,781)          (34,076)          (43,162)
                                                     ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                                                 17,690             2,037           (15,405)           (6,729)
                                                     ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                            ROSZEL/RITTENHOUSE                     ROSZEL/SENECA
                                                             LARGE CAP GROWTH                    LARGE CAP GROWTH
                                                                 PORTFOLIO                           PORTFOLIO
                                                     ---------------------------------   ---------------------------------
                                                       SIX MONTHS                          SIX MONTHS
                                                          ENDED          YEAR ENDED           ENDED          YEAR ENDED
                                                      JUNE 30, 2005     DECEMBER 31,      JUNE 30, 2005     DECEMBER 31,
                                                       (UNAUDITED)          2004           (UNAUDITED)          2004
                                                     ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net                        $        15,707   $        51,958   $          (998)  $         3,192
Realized gain on investments--net                            209,481           596,677           117,099           213,235
Change in unrealized appreciation
  (depreciation) on investments--net                        (552,021)         (252,871)         (336,888)          (51,002)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
  resulting from operations                                 (326,833)          395,764          (220,787)          165,425
                                                     ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                                       (51,327)          (14,064)           (2,561)             (894)
Realized gain--net                                          (538,569)               --          (213,238)         (109,517)
                                                     ---------------   ---------------   ---------------   ---------------
Total distributions                                         (589,896)          (14,064)         (215,799)         (110,411)
                                                     ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                                  762,880         1,802,202           177,867         1,451,267
Shares issued on reinvestment of
  distributions                                              589,896            14,064           215,799           110,411
Shares redeemed                                           (1,259,236)       (2,895,984)         (474,363)       (1,351,653)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
  derived from capital share transactions                     93,540        (1,079,718)          (80,697)          210,025
                                                     ---------------   ---------------   ---------------   ---------------

NET ASSETS:
Total increase (decrease) in net assets                     (823,189)         (698,018)         (517,283)          265,039
Beginning of period                                       10,900,178        11,598,196         4,169,987         3,904,948
                                                     ---------------   ---------------   ---------------   ---------------
End of period                                        $    10,076,989   $    10,900,178   $     3,652,704   $     4,169,987
                                                     ===============   ===============   ===============   ===============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME (LOSS)--NET                      $        14,124   $        49,744   $        (2,581)  $           978
                                                     ===============   ===============   ===============   ===============

SHARE TRANSACTIONS:
Shares sold                                                   71,403           163,786            16,250           130,124
Shares issued on reinvestment of
  distributions                                               57,551             1,291            20,911            10,157
Shares redeemed                                             (113,973)         (266,793)          (42,842)         (123,979)
                                                     ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                                                 14,981          (101,716)           (5,681)           16,302
                                                     ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                               ROSZEL/KAYNE
                                                             ANDERSON RUDNICK                     ROSZEL/FRANKLIN
                                                               MID CAP VALUE                      MID CAP GROWTH
                                                                 PORTFOLIO                           PORTFOLIO
                                                     ---------------------------------   ---------------------------------
                                                       SIX MONTHS                          SIX MONTHS
                                                          ENDED          YEAR ENDED           ENDED          YEAR ENDED
                                                      JUNE 30, 2005     DECEMBER 31,      JUNE 30, 2005     DECEMBER 31,
                                                       (UNAUDITED)          2004           (UNAUDITED)          2004
                                                     ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net                        $         9,084   $        (8,590)  $        (7,441)  $       (11,056)
Realized gain on investments--net                            599,888           558,170           356,360            90,469
Change in unrealized appreciation
  (depreciation) on investments--net                        (764,049)         (135,595)         (290,687)          127,753
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
  resulting from operations                                 (155,077)          413,985            58,232           207,166
                                                     ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                                            --            (4,432)               --                --
Realized gain--net                                          (547,862)          (16,472)          (90,469)         (288,507)
                                                     ---------------   ---------------   ---------------   ---------------
Total distributions                                         (547,862)          (20,904)          (90,469)         (288,507)
                                                     ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                                  285,675           445,132           121,775           775,981
Shares issued on reinvestment of
  distributions                                              547,862            20,904            90,469           288,507
Shares redeemed                                             (766,692)       (1,652,434)         (608,158)       (1,421,320)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
  derived from capital share
  transactions                                                66,845        (1,186,398)         (395,914)         (356,832)
                                                     ---------------   ---------------   ---------------   ---------------

NET ASSETS:
Total decrease in net assets                                (636,094)         (793,317)         (428,151)         (438,173)
Beginning of period                                        4,121,310         4,914,627         3,326,160         3,764,333
                                                     ---------------   ---------------   ---------------   ---------------
End of period                                        $     3,485,216   $     4,121,310   $     2,898,009   $     3,326,160
                                                     ===============   ===============   ===============   ===============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME (LOSS)--NET                      $         7,501   $        (1,583)  $        (9,022)  $        (1,581)
                                                     ===============   ===============   ===============   ===============

SHARE TRANSACTIONS:
Shares sold                                                   27,727            41,812            11,079            73,080
Shares issued on reinvestment of
  distributions                                               59,745             1,944             8,385            28,396
Shares redeemed                                              (68,576)         (154,425)          (56,885)         (135,372)
                                                     ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                                                 18,896          (110,669)          (37,421)          (33,896)
                                                     ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                                ROSZEL/NWQ                        ROSZEL/DELAWARE
                                                              SMALL CAP VALUE                      SMALL-MID CAP
                                                                 PORTFOLIO                       GROWTH PORTFOLIO
                                                     ---------------------------------   ---------------------------------
                                                       SIX MONTHS                          SIX MONTHS
                                                          ENDED          YEAR ENDED           ENDED          YEAR ENDED
                                                      JUNE 30, 2005     DECEMBER 31,      JUNE 30, 2005     DECEMBER 31,
                                                       (UNAUDITED)          2004           (UNAUDITED)          2004
                                                     ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net                        $        14,738   $         9,546   $       (10,690)  $       (20,818)
Realized gain on investments--net                            718,723         1,008,692           189,010           144,268
Change in unrealized appreciation
  (depreciation) on investments--net                        (828,875)          513,113          (298,029)          240,255
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
  resulting from operations                                  (95,414)        1,531,351          (119,709)          363,705
                                                     ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                                        (8,487)           (8,465)               --                --
Realized gain--net                                        (1,009,010)         (505,703)         (123,686)               --
                                                     ---------------   ---------------   ---------------   ---------------
Total distributions                                       (1,017,497)         (514,168)         (123,686)               --
                                                     ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                                  567,193         1,953,935           796,295         1,398,890
Shares issued on reinvestment of
  distributions                                            1,017,497           514,168           123,686                --
Shares redeemed                                             (748,612)       (2,425,475)         (714,679)         (747,699)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase in net assets derived
  from capital share transactions                            836,078            42,628           205,302           651,191
                                                     ---------------   ---------------   ---------------   ---------------

NET ASSETS:
Total increase (decrease) in net assets                     (276,833)        1,059,811           (38,093)        1,014,896
Beginning of period                                        6,186,977         5,127,166         3,475,082         2,460,186
                                                     ---------------   ---------------   ---------------   ---------------
End of period                                        $     5,910,144   $     6,186,977   $     3,436,989   $     3,475,082
                                                     ===============   ===============   ===============   ===============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME (LOSS)--NET                      $        13,583   $         7,332   $       (12,274)  $        (1,584)
                                                     ===============   ===============   ===============   ===============

SHARE TRANSACTIONS:
Shares sold                                                   40,754           157,510            72,380           128,714
Shares issued on reinvestment of
  distributions                                               89,647            43,135            11,603                --
Shares redeemed                                              (56,879)         (192,129)          (65,316)          (68,715)
                                                     ---------------   ---------------   ---------------   ---------------
NET INCREASE IN SHARES OUTSTANDING                            73,522             8,516            18,667            59,999
                                                     ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                               ROSZEL/LAZARD                      ROSZEL/WILLIAM
                                                               INTERNATIONAL                    BLAIR INTERNATIONAL
                                                                 PORTFOLIO                           PORTFOLIO
                                                     ---------------------------------   ---------------------------------
                                                       SIX MONTHS                          SIX MONTHS
                                                          ENDED          YEAR ENDED           ENDED          YEAR ENDED
                                                      JUNE 30, 2005     DECEMBER 31,      JUNE 30, 2005     DECEMBER 31,
                                                       (UNAUDITED)          2004           (UNAUDITED)          2004
                                                     ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income--net                               $        64,845   $        60,445   $        19,130   $        38,935
Realized gain on investments--net                            208,694           337,762            20,111           706,845
Change in unrealized appreciation
  (depreciation) on investments--net                        (354,023)          379,313           (51,776)         (437,045)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
  resulting from operations                                  (80,484)          777,520           (12,535)          308,735
                                                     ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                                       (59,814)          (27,386)          (71,412)          (49,861)
Realized gain--net                                          (332,453)          (22,102)         (689,533)         (178,509)
                                                     ---------------   ---------------   ---------------   ---------------
Total distributions                                         (392,267)          (49,488)         (760,945)         (228,370)
                                                     ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                                  932,060         2,378,037           829,073           686,859
Shares issued on reinvestment of
  distributions                                              392,267            49,488           760,945           228,370
Shares redeemed                                             (910,797)       (1,973,874)         (791,741)       (1,416,511)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets
  derived from capital share transactions                    413,530           453,651           798,277          (501,282)
                                                     ---------------   ---------------   ---------------   ---------------

NET ASSETS:
Total increase (decrease) in net assets                      (59,221)        1,181,683            24,797          (420,917)
Beginning of period                                        4,827,176         3,645,493         2,992,777         3,413,694
                                                     ---------------   ---------------   ---------------   ---------------
End of period                                        $     4,767,955   $     4,827,176   $     3,017,574   $     2,992,777
                                                     ===============   ===============   ===============   ===============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME (LOSS)--NET                      $        63,261   $        58,230   $        (7,155)  $        45,127
                                                     ===============   ===============   ===============   ===============

SHARE TRANSACTIONS:
Shares sold                                                   71,152           203,245            68,536            58,075
Shares issued on reinvestment of
  distributions                                               32,553             4,252            81,559            20,500
Shares redeemed                                              (70,142)         (159,814)          (69,697)         (122,841)
                                                     ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                                                 33,563            47,683            80,398           (44,266)
                                                     ===============   ===============   ===============   ===============

See Notes to Financial Statements.

                                                                ROSZEL/LORD                         ROSZEL/MLIM
                                                             ABBETT GOVERNMENT                     FIXED-INCOME
                                                           SECURITIES PORTFOLIO                      PORTFOLIO
                                                     ---------------------------------   ---------------------------------
                                                       SIX MONTHS                          SIX MONTHS
                                                          ENDED          YEAR ENDED           ENDED          YEAR ENDED
                                                      JUNE 30, 2005     DECEMBER 31,      JUNE 30, 2005     DECEMBER 31,
                                                       (UNAUDITED)          2004           (UNAUDITED)          2004
                                                     ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income--net                               $       180,841   $       370,079   $       231,168   $       434,180
Realized gain (loss) on
  investments--net                                            30,880            12,547           (15,278)            5,182
Change in unrealized appreciation
  (depreciation) on investments--net                          59,504            88,672           (11,637)          (91,866)
                                                     ---------------   ---------------   ---------------   ---------------
Net increase in net assets resulting
  from operations                                            271,225           471,298           204,253           347,496
                                                     ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                                      (216,278)         (385,814)         (299,793)         (485,293)
                                                     ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                                  496,014         1,496,047           404,681         1,962,730
Shares issued on reinvestment of
  distributions                                              216,278           385,814           299,793           485,293
Shares redeemed                                             (943,884)       (4,451,650)       (1,664,878)       (4,698,790)
                                                     ---------------   ---------------   ---------------   ---------------
Net decrease in net assets derived
  from capital share transactions                           (231,592)       (2,569,789)         (960,404)       (2,250,767)
                                                     ---------------   ---------------   ---------------   ---------------

NET ASSETS:
Total decrease in net assets                                (176,645)       (2,484,305)       (1,055,944)       (2,388,564)
Beginning of period                                       10,244,638        12,728,943        15,568,950        17,957,514
                                                     ---------------   ---------------   ---------------   ---------------
End of period                                        $    10,067,993   $    10,244,638   $    14,513,006   $    15,568,950
                                                     ===============   ===============   ===============   ===============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME (LOSS)--NET                      $          (954)  $        34,483   $       (25,003)  $        43,622
                                                     ===============   ===============   ===============   ===============

SHARE TRANSACTIONS:
Shares sold                                                   47,672           145,713            40,532           195,052
Shares issued on reinvestment of
  distributions                                               20,838            37,391            30,111            48,262
Shares redeemed                                              (90,704)         (430,616)         (167,004)         (466,014)
                                                     ---------------   ---------------   ---------------   ---------------
NET DECREASE IN SHARES OUTSTANDING                           (22,194)         (247,512)          (96,361)         (222,700)
                                                     ===============   ===============   ===============   ===============

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
STATEMENT OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Proceeds from sales and maturities of investments                    $    33,504,058
  Purchases of investments                                                 (32,811,546)
  Net increase in short-term investments                                    (1,688,997)
  Net investment income                                                        180,841
  ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH USED BY
    OPERATING ACTIVITIES:
    Net decrease in receivables related to operations                            8,244
    Net decrease in payables related to operations                             (10,071)
    Net accretion of discounts and premiums                                    (21,185)
                                                                       ---------------
  Net cash used by operating activities                                       (838,656)
                                                                       ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net capital share transactions*                                             (134,048)
  Cash distributions paid                                                           --
                                                                       ---------------
  Net cash used for financing activities                                      (134,048)
                                                                       ---------------
  Net decrease in cash                                                        (972,704)
CASH AT BEGINNING OF PERIOD                                                    972,799
                                                                       ---------------
CASH AT END OF PERIOD                                                  $            95
                                                                       ===============

----------
* NONCASH FINANCING ACTIVITIES NOT INCLUDED HEREIN CONSIST OF REINVESTMENT OF DISTRIBUTIONS OF $216,278.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS AND ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL PERFORMANCE OF THE PORTFOLIOS SINCE INCEPTION. PER SHARE OPERATING PERFORMANCE REFLECTS FINANCIAL RESULTS FOR A SINGLE PORTFOLIO SHARE. TOTAL RETURN REPRESENTS THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE PORTFOLIOS (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS).

                                                                                     ROSZEL/LORD ABBETT
                                                                                  LARGE CAP VALUE PORTFOLIO
                                                                   --------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED                                      JULY 1,
                                                                    JUNE 30,                                     2002* TO
                                                                      2005         YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                                   (UNAUDITED)       2004           2003           2002
                                                                   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  14.09       $  12.90       $   9.96       $  10.00
                                                                    --------       --------       --------       --------
Investment income--net (a)(g)                                           0.05           0.10           0.07           0.04
Realized and unrealized gain (loss) on investments--net                (0.44)          1.49           2.91          (0.08)**
                                                                    --------       --------       --------       --------
Total from investment operations                                       (0.39)          1.59           2.98          (0.04)
                                                                    --------       --------       --------       --------
Distributions to shareholders from:
  Investment income--net                                               (0.13)         (0.06)         (0.02)            --
  Realized gain--net                                                   (1.47)         (0.34)         (0.02)            --
                                                                    --------       --------       --------       --------
Total distributions                                                    (1.60)         (0.40)         (0.04)            --
                                                                    --------       --------       --------       --------
Net asset value, end of period                                      $  12.10       $  14.09       $  12.90       $   9.96
                                                                    ========       ========       ========       ========
TOTAL RETURN (b)                                                       (2.87)%(c)     12.61%         30.00%         (0.40)%(c)
                                                                    ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                  1.44%(d)       1.49%          1.92%          6.01%(d)
Expenses net of waivers and reimbursements, if any (f)                  1.10%(d)       1.10%          1.10%          1.10%(d)
Expenses net of all reductions (g)                                      1.09%(d)       1.10%          1.08%          1.05%(d)
Investment income (loss)--net before expense reductions (e)             0.45%(d)       0.40%         (0.21)%        (4.13)%(d)
Investment income--net of waivers and reimbursements,
  if any (f)                                                            0.79%(d)       0.79%          0.61%          0.78%(d)
Investment income--net of all reductions (g)                            0.80%(d)       0.79%          0.63%          0.83%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $ 10,442       $ 12,773       $ 11,003       $  5,578
                                                                    ========       ========       ========       ========
Portfolio turnover rate                                                   13%(c)         36%            28%            13%(c)
                                                                    ========       ========       ========       ========

                                                                                        ROSZEL/LEVIN
                                                                                  LARGE CAP VALUE PORTFOLIO
                                                                   --------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED                                      JULY 1,
                                                                    JUNE 30,                                     2002* TO
                                                                      2005         YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                                   (UNAUDITED)       2004           2003           2002
                                                                   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  11.45       $  10.90       $   8.51       $  10.00
                                                                    --------       --------       --------       --------
Investment income--net (a)(g)                                           0.07           0.16           0.09           0.12
Realized and unrealized gain (loss) on investments--net                (0.16)          1.31           2.39          (1.61)
                                                                    --------       --------       --------       --------
Total from investment operations                                       (0.09)          1.47           2.48          (1.49)
                                                                    --------       --------       --------       --------
Distributions to shareholders from:
  Investment income--net                                               (0.16)         (0.12)         (0.06)            --
  Realized gain--net                                                   (1.94)         (0.80)         (0.03)            --
                                                                    --------       --------       --------       --------
Total distributions                                                    (2.10)         (0.92)         (0.09)            --
                                                                    --------       --------       --------       --------
Net asset value, end of period                                      $   9.26       $  11.45       $  10.90       $   8.51
                                                                    ========       ========       ========       ========
TOTAL RETURN (b)                                                       (0.77)%(c)     14.30%         29.26%        (14.90)%(c)
                                                                    ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                  2.61%(d)       3.01%          3.34%         11.09%(d)
Expenses net of waivers and reimbursements, if any (f)                  1.10%(d)       1.10%          1.10%          1.10%(d)
Expenses net of all reductions (g)                                      1.05%(d)       1.04%          1.08%          0.95%(d)
Investment loss--net before expense reductions (e)                     (0.34)%(d)     (0.50)%        (1.27)%        (7.38)%(d)
Investment income--net of waivers and reimbursements,
  if any (f)                                                            1.17%(d)       1.41%          0.97%          2.61%(d)
Investment income--net of all reductions (g)                            1.22%(d)       1.47%          0.99%          2.76%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $  3,064       $  3,063       $  3,256       $  2,300
                                                                    ========       ========       ========       ========
Portfolio turnover rate                                                   29%(c)         94%            97%            21%(c)
                                                                    ========       ========       ========       ========

See Notes to Financial Statements.

                                                                                         ROSZEL/MLIM
                                                                                   RELATIVE VALUE PORTFOLIO
                                                                   --------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED                                      JULY 1,
                                                                    JUNE 30,                                     2002* TO
                                                                      2005         YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                                   (UNAUDITED)       2004           2003           2002
                                                                   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  13.26       $  11.91       $   9.44       $  10.00
                                                                    --------       --------       --------       --------
Investment income--net (a)(g)                                           0.09           0.18           0.16           0.06
Realized and unrealized gain (loss) on investments--net                (0.28)          1.46           2.33          (0.62)**
                                                                    --------       --------       --------       --------
Total from investment operations                                       (0.19)          1.64           2.49          (0.56)
                                                                    --------       --------       --------       --------
Distributions to shareholders from:
  Investment income--net                                               (0.23)         (0.13)         (0.02)            --
  Realized gain--net                                                   (1.56)         (0.16)            --             --
                                                                    --------       --------       --------       --------
Total distributions                                                    (1.79)         (0.29)         (0.02)            --
                                                                    --------       --------       --------       --------
Net asset value, end of period                                      $  11.28       $  13.26       $  11.91       $   9.44
                                                                    ========       ========       ========       ========
TOTAL RETURN (b)                                                       (1.44)%(c)     14.03%         26.41%         (5.60)%(c)
                                                                    ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                  1.36%(d)       1.38%          1.64%          5.23%(d)
Expenses net of waivers and reimbursements, if any (f)                  1.10%(d)       1.10%          1.10%          1.10%(d)
Expenses net of all reductions (g)                                      1.10%(d)       1.10%          1.10%          1.10%(d)
Investment income (loss)--net before expense
  reductions (e)                                                        1.10%(d)       1.23%          1.01%         (2.84)%(d)
Investment income--net of waivers and reimbursements,
  if any (f)                                                            1.36%(d)       1.51%          1.55%          1.29%(d)
Investment income--net of all reductions (g)                            1.36%(d)       1.51%          1.55%          1.29%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $ 14,187       $ 15,297       $ 15,873       $  6,309
                                                                    ========       ========       ========       ========
Portfolio turnover rate                                                   13%(c)         26%            12%            15%(c)
                                                                    ========       ========       ========       ========

                                                                                    ROSZEL/FAYEZ SAROFIM
                                                                                  LARGE CAP CORE PORTFOLIO
                                                                   --------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED                                      JULY 1,
                                                                    JUNE 30,                                     2002* TO
                                                                      2005         YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                                   (UNAUDITED)       2004           2003           2002
                                                                   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  11.67       $  11.42       $   9.04       $  10.00
                                                                    --------       --------       --------       --------
Investment income--net (a)(g)                                           0.08           0.08           0.03           0.02
Realized and unrealized gain (loss) on investments--net                (0.04)          0.51           2.40          (0.98)
                                                                    --------       --------       --------       --------
Total from investment operations                                        0.04           0.59           2.43          (0.96)
                                                                    --------       --------       --------       --------
Distributions to shareholders from:
  Investment income--net                                               (0.04)         (0.03)         (0.05)            --
  Realized gain--net                                                   (0.71)         (0.31)            --             --
                                                                    --------       --------       --------       --------
Total distributions                                                    (0.75)         (0.34)         (0.05)            --
                                                                    --------       --------       --------       --------
Net asset value, end of period                                      $  10.96       $  11.67       $  11.42       $   9.04
                                                                    ========       ========       ========       ========
TOTAL RETURN (b)                                                        0.32%(c)       5.27%         27.00%         (9.60)%(c)
                                                                    ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                  3.64%(d)       6.36%          9.10%         39.23%(d)
Expenses net of waivers and reimbursements, if any (f)                  1.10%(d)       1.10%          1.10%          1.10%(d)
Expenses net of all reductions (g)                                      1.10%(d)       1.10%          1.10%          1.04%(d)
Investment loss--net before expense reductions (e)                     (1.21)%(d)     (4.56)%        (7.74)%       (37.85)%(d)
Investment income--net of waivers and reimbursements,
  if any (f)                                                            1.33%(d)       0.70%          0.26%          0.28%(d)
Investment income--net of all reductions (g)                            1.33%(d)       0.70%          0.26%          0.34%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $  1,601       $  1,031       $  1,074       $    531
                                                                    ========       ========       ========       ========
Portfolio turnover rate                                                   45%(c)        116%            84%            29%(c)
                                                                    ========       ========       ========       ========

See Notes to Financial Statements.

                                                                                     ROSZEL/INVESCO-NAM
                                                                                   LARGE CAP CORE PORTFOLIO
                                                                   --------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED                                      JULY 1,
                                                                    JUNE 30,                                     2002* TO
                                                                      2005         YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                                   (UNAUDITED)       2004           2003           2002
                                                                   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  11.27       $  11.07       $   8.88       $  10.00
                                                                    --------       --------       --------       --------
Investment income--net (a)(g)                                           0.02           0.05           0.04           0.02
Realized and unrealized gain (loss) on investments--net                (0.41)          0.36           2.17          (1.14)
                                                                    --------       --------       --------       --------
Total from investment operations                                       (0.39)          0.41           2.21          (1.12)
                                                                    --------       --------       --------       --------
Distributions to shareholders from:
  Investment income--net                                               (0.05)         (0.04)         (0.02)            --
  Realized gain--net                                                   (0.95)         (0.17)            --             --
                                                                    --------       --------       --------       --------
Total distributions                                                    (1.00)         (0.21)         (0.02)            --
                                                                    --------       --------       --------       --------
Net asset value, end of period                                      $   9.88       $  11.27       $  11.07       $   8.88
                                                                    ========       ========       ========       ========
TOTAL RETURN (b)                                                       (3.48)%(c)      3.81%         24.92%        (11.20)%(c)
                                                                    ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                  2.84%(d)       3.09%          3.90%         16.20%(d)
Expenses net of waivers and reimbursements, if any (f)                  1.10%(d)       1.10%          1.10%          1.10%(d)
Expenses net of all reductions (g)                                      1.10%(d)       1.10%          1.10%          1.10%(d)
Investment loss--net before expense reductions (e)                     (1.32)%(d)     (1.53)%        (2.39)%       (14.72)%(d)
Investment income--net of waivers and reimbursements,
  if any (f)                                                            0.42%(d)       0.46%          0.41%          0.38%(d)
Investment income--net of all reductions (g)                            0.42%(d)       0.46%          0.41%          0.38%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $  2,350       $  2,481       $  2,415       $  1,611
                                                                    ========       ========       ========       ========
Portfolio turnover rate                                                   20%(c)         47%            57%            13%(c)
                                                                    ========       ========       ========       ========

                                                                                  ROSZEL/NICHOLAS-APPLEGATE
                                                                                  LARGE CAP GROWTH PORTFOLIO
                                                                   --------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED                                      JULY 1,
                                                                    JUNE 30,                                     2002* TO
                                                                      2005         YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                                   (UNAUDITED)       2004           2003           2002
                                                                   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  11.77       $  11.14       $   8.91       $  10.00
                                                                    --------       --------       --------       --------
Investment income (loss)--net (a)(g)                                   (0.01)          0.01          (0.01)         (0.01)
Realized and unrealized gain (loss) on investments--net                (0.02)          0.93           2.27          (1.08)
                                                                    --------       --------       --------       --------
Total from investment operations                                       (0.03)          0.94           2.26          (1.09)
                                                                    --------       --------       --------       --------
Distributions to shareholders from:
  Investment income--net                                               (0.01)            --          (0.03)            --
  Realized gain--net                                                   (0.99)         (0.31)            --             --
                                                                    --------       --------       --------       --------
Total distributions                                                    (1.00)         (0.31)         (0.03)            --
                                                                    --------       --------       --------       --------
Net asset value, end of period                                      $  10.74       $  11.77       $  11.14       $   8.91
                                                                    ========       ========       ========       ========
TOTAL RETURN (b)                                                       (0.21)%(c)      8.70%         25.42%        (10.20)%(c)
                                                                    ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                  3.85%(d)       4.53%          6.57%         35.23%(d)
Expenses net of waivers and reimbursements, if any (f)                  1.10%(d)       1.10%          1.10%          1.10%(d)
Expenses net of all reductions (g)                                      1.06%(d)       1.06%          1.04%          1.10%(d)
Investment loss--net before expense reductions (e)                     (3.05)%(d)     (3.35)%        (5.68)%       (34.27)%(d)
Investment income (loss)--net of waivers and
  reimbursements, if any (f)                                           (0.30)%(d)      0.08%         (0.21)%        (0.14)%(d)
Investment income (loss)--net of all reductions (g)                    (0.26)%(d)      0.12%         (0.15)%        (0.14)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $  1,216       $  1,514       $  1,508       $    546
                                                                    ========       ========       ========       ========
Portfolio turnover rate                                                   58%(c)        150%           173%            98%(c)
                                                                    ========       ========       ========       ========

See Notes to Financial Statements.

                                                                                      ROSZEL/RITTENHOUSE
                                                                                  LARGE CAP GROWTH PORTFOLIO
                                                                   --------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED                                      JULY 1,
                                                                    JUNE 30,                                     2002* TO
                                                                      2005         YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                                   (UNAUDITED)       2004           2003           2002
                                                                   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  11.31       $  10.88       $   9.11       $  10.00
                                                                    --------       --------       --------       --------
Investment income--net (a)(g)                                           0.02           0.05           0.01           0.01
Realized and unrealized gain (loss) on investments--net                (0.38)          0.39           1.77          (0.90)
                                                                    --------       --------       --------       --------
Total from investment operations                                       (0.36)          0.44           1.78          (0.89)
                                                                    --------       --------       --------       --------
Distributions to shareholders from:
  Investment income--net                                               (0.06)         (0.01)         (0.01)            --
  Realized gain--net                                                   (0.60)            --             --             --
                                                                    --------       --------       --------       --------
Total distributions                                                    (0.66)         (0.01)         (0.01)            --
                                                                    --------       --------       --------       --------
Net asset value, end of period                                      $  10.29       $  11.31       $  10.88       $   9.11
                                                                    ========       ========       ========       ========
TOTAL RETURN (b)                                                       (3.15)%(c)      4.08%         19.51%         (8.90)%(c)
                                                                    ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                  1.50%(d)       1.52%          1.74%          5.05%(d)
Expenses net of waivers and reimbursements, if any (f)                  1.10%(d)       1.10%          1.10%          1.10%(d)
Expenses net of all reductions (g)                                      1.10%(d)       1.10%          1.04%          1.03%(d)
Investment income (loss)--net before expense reductions (e)            (0.09)%(d)      0.04%         (0.56)%        (3.85)%(d)
Investment income--net of waivers and reimbursements,
  if any (f)                                                            0.31%(d)       0.46%          0.08%          0.10%(d)
Investment income--net of all reductions (g)                            0.31%(d)       0.46%          0.14%          0.17%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $ 10,077       $ 10,900       $ 11,598       $  6,534
                                                                    ========       ========       ========       ========
Portfolio turnover rate                                                   18%(c)         28%            15%             6%(c)
                                                                    ========       ========       ========       ========

                                                                                        ROSZEL/SENECA
                                                                                  LARGE CAP GROWTH PORTFOLIO
                                                                   --------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED                                      JULY 1,
                                                                    JUNE 30,                                     2002* TO
                                                                      2005         YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                                   (UNAUDITED)       2004           2003           2002
                                                                   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  11.54       $  11.32       $   8.97       $  10.00
                                                                    --------       --------       --------       --------
Investment income (loss)--net (a)(g)                                   (0.00)+         0.01          (0.00)+         0.01
Realized and unrealized gain (loss) on investments--net                (0.62)          0.48           2.37          (1.04)
                                                                    --------       --------       --------       --------
Total from investment operations                                       (0.62)          0.49           2.37          (1.03)
                                                                    --------       --------       --------       --------
Distributions to shareholders from:
  Investment income--net                                               (0.01)         (0.00)+        (0.02)            --
  Realized gain--net                                                   (0.64)         (0.27)            --             --
                                                                    --------       --------       --------       --------
Total distributions                                                    (0.65)         (0.27)         (0.02)            --
                                                                    --------       --------       --------       --------
Net asset value, end of period                                      $  10.27       $  11.54       $  11.32       $   8.97
                                                                    ========       ========       ========       ========
TOTAL RETURN (b)                                                       (5.45)%(c)      4.53%         26.40%        (10.30)%(c)
                                                                    ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                  2.10%(d)       2.27%          3.07%         10.21%(d)
Expenses net of waivers and reimbursements, if any (f)                  1.10%(d)       1.10%          1.10%          1.10%(d)
Expenses net of all reductions (g)                                      1.06%(d)       0.89%          0.94%          1.02%(d)
Investment loss--net before expense reductions (e)                     (1.09)%(d)     (1.30)%        (2.12)%        (9.06)%(d)
Investment income (loss)--net of waivers and
  reimbursements, if any (f)                                           (0.09)%(d)     (0.13)%        (0.15)%         0.05%(d)
Investment income (loss)--net of all reductions (g)                    (0.05)%(d)      0.08%          0.01%          0.13%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $  3,653       $  4,170       $  3,905       $  2,337
                                                                    ========       ========       ========       ========
Portfolio turnover rate                                                   46%(c)        149%           103%            72%(c)
                                                                    ========       ========       ========       ========

See Notes to Financial Statements.

                                                                                ROSZEL/KAYNE ANDERSON RUDNICK
                                                                                   MID CAP VALUE PORTFOLIO
                                                                   --------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED                                      JULY 1,
                                                                    JUNE 30,                                     2002* TO
                                                                      2005         YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                                   (UNAUDITED)       2004           2003           2002
                                                                   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  11.57       $  10.53       $   7.96       $  10.00
                                                                    --------       --------       --------       --------
Investment income (loss)--net (a)(g)                                    0.03          (0.02)          0.01           0.02
Realized and unrealized gain (loss) on investments--net                (0.50)          1.11           2.58          (2.06)
                                                                    --------       --------       --------       --------
Total from investment operations                                       (0.47)          1.09           2.59          (2.04)
                                                                    --------       --------       --------       --------
Distributions to shareholders from:
  Investment income--net                                                  --          (0.01)         (0.02)            --
  Realized gain--net                                                   (1.81)         (0.04)            --             --
                                                                    --------       --------       --------       --------
Total distributions                                                    (1.81)         (0.05)         (0.02)            --
                                                                    --------       --------       --------       --------
Net asset value, end of period                                      $   9.29       $  11.57       $  10.53       $   7.96
                                                                    ========       ========       ========       ========
TOTAL RETURN (b)                                                       (3.85)%(c)     10.37%         32.53%        (20.40)%(c)
                                                                    ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                  2.18%(d)       2.16%          2.62%          9.34%(d)
Expenses net of waivers and reimbursements, if any (f)                  1.10%(d)       1.10%          1.10%          1.10%(d)
Expenses net of all reductions (g)                                      1.10%(d)       1.10%          1.05%          1.10%(d)
Investment loss--net before expense reductions (e)                     (0.57)%(d)     (1.25)%        (1.46)%        (7.68)%(d)
Investment income (loss)--net of waivers and
  reimbursements, if any (f)                                            0.51%(d)      (0.19)%         0.06%          0.56%(d)
Investment income (loss)--net of all reductions (g)                     0.51%(d)      (0.19)%         0.11%          0.56%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $  3,485       $  4,121       $  4,915       $  3,140
                                                                    ========       ========       ========       ========
Portfolio turnover rate                                                  102%(c)         62%            67%            69%(c)
                                                                    ========       ========       ========       ========

                                                                                       ROSZEL/FRANKLIN
                                                                                   MID CAP GROWTH PORTFOLIO
                                                                   --------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED                                      JULY 1,
                                                                    JUNE 30,                                     2002* TO
                                                                      2005         YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                                   (UNAUDITED)       2004           2003           2002
                                                                   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  11.01       $  11.21       $   8.61       $  10.00
                                                                    --------       --------       --------       --------
Investment loss--net (a)(g)                                            (0.03)         (0.03)         (0.05)         (0.01)
Realized and unrealized gain (loss) on investments--net                 0.32           0.67           2.66          (1.38)
                                                                    --------       --------       --------       --------
Total from investment operations                                        0.29           0.64           2.61          (1.39)
                                                                    --------       --------       --------       --------
Distributions to shareholders from:
  Investment income--net                                                  --             --          (0.01)            --
  Realized gain--net                                                   (0.35)         (0.84)            --             --
                                                                    --------       --------       --------       --------
Total distributions                                                    (0.35)         (0.84)         (0.01)            --
                                                                    --------       --------       --------       --------
Net asset value, end of period                                      $  10.95       $  11.01       $  11.21       $   8.61
                                                                    ========       ========       ========       ========
TOTAL RETURN (b)                                                        2.67%(c)       6.33%         30.32%        (13.90)%(c)
                                                                    ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                  2.46%(d)       2.52%          3.20%         13.51%(d)
Expenses net of waivers and reimbursements, if any (f)                  1.10%(d)       1.10%          1.10%          1.10%(d)
Expenses net of all reductions (g)                                      1.08%(d)       0.87%          0.97%          0.91%(d)
Investment loss--net before expense reductions (e)                     (1.89)%(d)     (1.95)%        (2.73)%       (12.92)%(d)
Investment loss--net of waivers and reimbursements, if any (f)         (0.53)%(d)     (0.53)%        (0.63)%        (0.51)%(d)
Investment loss--net of all reductions (g)                             (0.51)%(d)     (0.30)%        (0.50)%        (0.32)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $  2,898       $  3,326       $  3,764       $  1,865
                                                                    ========       ========       ========       ========
Portfolio turnover rate                                                  109%(c)        180%           179%            53%(c)
                                                                    ========       ========       ========       ========

See Notes to Financial Statements.

                                                                                         ROSZEL/NWQ
                                                                                  SMALL CAP VALUE PORTFOLIO
                                                                   --------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED                                      JULY 1,
                                                                    JUNE 30,                                     2002* TO
                                                                      2005         YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                                   (UNAUDITED)       2004           2003           2002
                                                                   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  14.01       $  11.84       $   7.74       $  10.00
                                                                    --------       --------       --------       --------
Investment income--net (a)(g)                                           0.03           0.02           0.02           0.02
Realized and unrealized gain (loss) on investments--net                (0.22)          3.29           4.10          (2.28)
                                                                    --------       --------       --------       --------
Total from investment operations                                       (0.19)          3.31           4.12          (2.26)
                                                                    --------       --------       --------       --------
Distributions to shareholders from:
  Investment income--net                                               (0.02)         (0.02)         (0.02)            --
  Realized gain--net                                                   (2.33)         (1.12)            --             --
                                                                    --------       --------       --------       --------
Total distributions                                                    (2.35)         (1.14)         (0.02)            --
                                                                    --------       --------       --------       --------
Net asset value, end of period                                      $  11.47       $  14.01       $  11.84       $   7.74
                                                                    ========       ========       ========       ========
TOTAL RETURN (b)                                                       (1.15)%(c)     29.65%         53.24%        (22.60)%(c)
                                                                    ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                  1.76%(d)       1.99%          2.73%         12.22%(d)
Expenses net of waivers and reimbursements, if any (f)                  1.15%(d)       1.15%          1.15%          1.15%(d)
Expenses net of all reductions (g)                                      1.10%(d)       1.11%          1.02%          0.95%(d)
Investment loss--net before expense reductions (e)                     (0.17)%(d)     (0.71)%        (1.46)%       (10.68)%(d)
Investment income--net of waivers and reimbursements,
  if any (f)                                                            0.44%(d)       0.13%          0.12%          0.39%(d)
Investment income--net of all reductions (g)                            0.49%(d)       0.17%          0.25%          0.59%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $  5,910       $  6,187       $  5,127       $  2,055
                                                                    ========       ========       ========       ========
Portfolio turnover rate                                                   24%(c)         46%            45%            10%(c)
                                                                    ========       ========       ========       ========

                                                                                       ROSZEL/DELAWARE
                                                                                SMALL-MID CAP GROWTH PORTFOLIO
                                                                   --------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED                                      JULY 1,
                                                                    JUNE 30,                                     2002* TO
                                                                      2005         YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                                   (UNAUDITED)       2004           2003           2002
                                                                   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  11.70       $  10.38       $   7.62       $  10.00
                                                                    --------       --------       --------       --------
Investment loss--net (a)(g)                                            (0.03)         (0.08)         (0.06)         (0.04)
Realized and unrealized gain (loss) on investments--net                (0.37)          1.40           2.82          (2.34)
                                                                    --------       --------       --------       --------
Total from investment operations                                       (0.40)          1.32           2.76          (2.38)
                                                                    --------       --------       --------       --------
Distributions to shareholders from
  realized gain--net                                                   (0.41)            --          (0.00)+           --
                                                                    --------       --------       --------       --------
Net asset value, end of period                                      $  10.89       $  11.70       $  10.38       $   7.62
                                                                    ========       ========       ========       ========
TOTAL RETURN (b)                                                       (3.31)%(c)     12.72%         36.26%        (23.80)%(c)
                                                                    ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                  2.35%(d)       2.84%          4.69%         17.03%(d)
Expenses net of waivers and reimbursements, if any (f)                  1.15%(d)       1.15%          1.16%(h)       1.25%(d)
Expenses net of all reductions (g)                                      1.13%(d)       1.15%          1.15%          1.23%(d)
Investment loss--net before expense reductions (e)                     (1.85)%(d)     (2.40)%        (4.27)%       (16.78)%(d)
Investment loss--net of waivers and reimbursements,
  if any (f)                                                           (0.65)%(d)     (0.71)%        (0.74)%        (1.00)%(d)
Investment loss--net of all reductions (g)                             (0.63)%(d)     (0.71)%        (0.73)%        (0.98)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $  3,437       $  3,475       $  2,460       $  1,413
                                                                    ========       ========       ========       ========
Portfolio turnover rate                                                   37%(c)         42%           115%            51%(c)
                                                                    ========       ========       ========       ========

See Notes to Financial Statements.

                                                                                        ROSZEL/LAZARD
                                                                                   INTERNATIONAL PORTFOLIO
                                                                   --------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED                                      JULY 1,
                                                                    JUNE 30,                                     2002* TO
                                                                      2005         YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                                   (UNAUDITED)       2004           2003           2002
                                                                   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  13.25       $  11.51       $   8.93       $  10.00
                                                                    --------       --------       --------       --------
Investment income--net (a)(g)                                           0.17           0.15           0.12           0.00+
Realized and unrealized gain (loss) on investments--net                (0.39)          1.71           2.48          (1.07)
                                                                    --------       --------       --------       --------
Total from investment operations                                       (0.22)          1.86           2.60          (1.07)
                                                                    --------       --------       --------       --------
Distributions to shareholders from:
  Investment income--net                                               (0.16)         (0.07)         (0.02)            --
  Realized gain--net                                                   (0.89)         (0.05)            --             --
                                                                    --------       --------       --------       --------
Total distributions                                                    (1.05)         (0.12)         (0.02)            --
                                                                    --------       --------       --------       --------
Net asset value, end of period                                      $  11.98       $  13.25       $  11.51       $   8.93
                                                                    ========       ========       ========       ========
TOTAL RETURN (b)                                                       (1.70)%(c)     16.30%         29.12%        (10.70)%(c)
                                                                    ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                  1.96%(d)       2.20%          3.96%         31.35%(d)
Expenses net of waivers and reimbursements, if any (f)                  1.15%(d)       1.15%          1.15%          1.15%(d)
Expenses net of all reductions (g)                                      1.15%(d)       1.15%          1.15%          1.15%(d)
Investment income (loss)--net before expense
  reductions (e)                                                        1.82%(d)       0.23%         (1.61)%       (30.13)%(d)
Investment income--net of waivers and reimbursements,
  if any (f)                                                            2.63%(d)       1.28%          1.20%          0.07%(d)
Investment income--net of all reductions (g)                            2.63%(d)       1.28%          1.20%          0.07%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $  4,768       $  4,827       $  3,645       $  1,126
                                                                    ========       ========       ========       ========
Portfolio turnover rate                                                   16%(c)         30%            28%             3%(c)
                                                                    ========       ========       ========       ========

                                                                                    ROSZEL/WILLIAM BLAIR
                                                                                   INTERNATIONAL PORTFOLIO
                                                                   --------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED                                      JULY 1,
                                                                    JUNE 30,                                     2002* TO
                                                                      2005         YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                                   (UNAUDITED)       2004           2003           2002
                                                                   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  12.34       $  11.90       $   8.91       $  10.00
                                                                    --------       --------       --------       --------
Investment income--net (a)(g)                                           0.07           0.15           0.16           0.01
Realized and unrealized gain (loss) on investments--net                (0.12)          1.16           2.85          (1.10)
                                                                    --------       --------       --------       --------
Total from investment operations                                       (0.05)          1.31           3.01          (1.09)
                                                                    --------       --------       --------       --------
Distributions to shareholders from:
  Investment income--net                                               (0.28)         (0.19)         (0.02)            --
  Realized gain--net                                                   (2.66)         (0.68)            --             --
                                                                    --------       --------       --------       --------
Total distributions                                                    (2.94)         (0.87)         (0.02)            --
                                                                    --------       --------       --------       --------
Net asset value, end of period                                      $   9.35       $  12.34       $  11.90       $   8.91
                                                                    ========       ========       ========       ========
TOTAL RETURN (b)                                                       (0.36)%(c)     11.83%         33.80%        (10.90)%(c)
                                                                    ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                  2.46%(d)       2.83%          3.17%          9.47%(d)
Expenses net of waivers and reimbursements, if any (f)                  1.15%(d)       1.15%          1.15%          1.15%(d)
Expenses net of all reductions (g)                                      1.15%(d)       1.12%          1.14%          1.15%(d)
Investment loss--net before expense reductions (e)                     (0.11)%(d)     (0.44)%        (0.43)%        (8.06)%(d)
Investment income--net of waivers and reimbursements,
  if any (f)                                                            1.20%(d)       1.24%          1.59%          0.26%(d)
Investment income--net of all reductions (g)                            1.20%(d)       1.27%          1.60%          0.26%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $  3,018       $  2,993       $  3,414       $  2,419
                                                                    ========       ========       ========       ========
Portfolio turnover rate                                                   49%(c)        168%           117%            35%(c)
                                                                    ========       ========       ========       ========

See Notes to Financial Statements.

                                                                                     ROSZEL/LORD ABBETT
                                                                               GOVERNMENT SECURITIES PORTFOLIO
                                                                   --------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED                                      JULY 1,
                                                                    JUNE 30,                                     2002* TO
                                                                      2005         YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                                   (UNAUDITED)       2004           2003           2002
                                                                   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  10.41       $  10.33       $  10.49       $  10.00
                                                                    --------       --------       --------       --------
Investment income--net (a)(g)                                           0.18           0.40           0.25           0.12
Realized and unrealized gain (loss) on investments--net                 0.05           0.05          (0.07)          0.45
                                                                    --------       --------       --------       --------
Total from investment operations                                        0.23           0.45           0.18           0.57
                                                                    --------       --------       --------       --------
Distributions to shareholders from:
  Investment income--net                                               (0.18)         (0.37)         (0.33)         (0.08)
  Realized gain--net                                                      --             --          (0.01)            --
                                                                    --------       --------       --------       --------
Total distributions                                                    (0.18)         (0.37)         (0.34)         (0.08)
                                                                    --------       --------       --------       --------
Net asset value, end of period                                      $  10.46       $  10.41       $  10.33       $  10.49
                                                                    ========       ========       ========       ========
TOTAL RETURN (b)                                                        2.74%(c)       4.11%          1.79%          5.70%(c)
                                                                    ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                  1.45%(d)       1.42%          1.56%          3.82%(d)
Expenses net of waivers and reimbursements, if any (f)                  0.95%(d)       0.95%          0.96%          0.95%(d)
Expenses net of all reductions (g)                                      0.95%(d)       0.95%          0.96%          0.95%(d)
Investment income (loss)--net before expense
  reductions (e)                                                        3.08%(d)       2.66%          1.81%         (0.65)%(d)
Investment income--net of waivers and reimbursements,
  if any (f)                                                            3.58%(d)       3.13%          2.41%          2.22%(d)
Investment income--net of all reductions (g)                            3.58%(d)       3.13%          2.41%          2.22%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $ 10,068       $ 10,245       $ 12,729       $  9,149
                                                                    ========       ========       ========       ========
Portfolio turnover rate                                                  130%(c)        406%           273%           107%(c)
                                                                    ========       ========       ========       ========

                                                                                         ROSZEL/MLIM
                                                                                   FIXED-INCOME PORTFOLIO
                                                                   --------------------------------------------------------
                                                                   SIX MONTHS
                                                                      ENDED                                      JULY 1,
                                                                    JUNE 30,                                     2002* TO
                                                                      2005         YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                                   (UNAUDITED)       2004           2003           2002
                                                                   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  10.05       $  10.14       $  10.19       $  10.00
                                                                    --------       --------       --------       --------
Investment income--net (a)(g)                                           0.15           0.26           0.22           0.11
Realized and unrealized gain (loss) on investments--net                (0.05)         (0.02)          0.02           0.16
                                                                    --------       --------       --------       --------
Total from investment operations                                        0.10           0.24           0.24           0.27
                                                                    --------       --------       --------       --------
Distributions to shareholders from:
  Investment income--net                                               (0.16)         (0.33)         (0.29)         (0.08)
  Realized gain--net                                                      --             --          (0.00)+           --
                                                                    --------       --------       --------       --------
Total distributions                                                    (0.16)         (0.33)         (0.29)         (0.08)
                                                                    --------       --------       --------       --------
Net asset value, end of period                                      $   9.99       $  10.05       $  10.14       $  10.19
                                                                    ========       ========       ========       ========
TOTAL RETURN (b)                                                        1.38%(c)       2.04%          2.37%          2.74%(c)
                                                                    ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                  1.19%(d)       1.22%          1.43%          3.66%(d)
Expenses net of waivers and reimbursements, if any (f)                  0.95%(d)       0.97%(i)       1.00%          1.00%(d)
Expenses net of all reductions (g)                                      0.95%(d)       0.97%          1.00%          1.00%(d)
Investment income (loss)--net before expense
  reductions (e)                                                        2.82%(d)       2.35%          1.73%         (0.40)%(d)
Investment income--net of waivers and reimbursements,
  if any (f)                                                            3.06%(d)       2.60%          2.16%          2.26%(d)
Investment income--net of all reductions (g)                            3.06%(d)       2.60%          2.16%          2.26%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $ 14,513       $ 15,569       $ 17,958       $ 11,377
                                                                    ========       ========       ========       ========
Portfolio turnover rate                                                   19%(c)         38%            24%            38%(c)
                                                                    ========       ========       ========       ========

                       See Notes to Financial Statements.

----------
NOTES TO FINANCIAL HIGHLIGHTS:

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

** THE AMOUNTS SHOWN FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ARE NOT IN ACCORD WITH THE AGGREGATE NET REALIZED AND UNREALIZED GAIN (LOSS) BECAUSE OF THE TIMING OF SALES AND REPURCHASES OF THE PORTFOLIO'S SHARES IN RELATION TO THE FLUCTUATING MARKET VALUE OF THE INVESTMENTS IN THE PORTFOLIO.

+    PER SHARE AMOUNT IS LESS THAN $0.01.

(a)  BASED ON AVERAGE SHARES OUTSTANDING DURING THE RESPECTIVE PERIODS.

(b) TOTAL RETURNS ARE BASED ON CHANGES IN NET ASSET VALUES FOR THE PERIODS SHOWN, AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS (IF ANY) FOR THE PORTFOLIO AT NET ASSET VALUE ON THE EX-DIVIDEND DATE. TOTAL RETURNS INCLUDE THE EFFECT OF EXPENSE REDUCTIONS RESULTING FROM ADVISORY FEE WAIVERS, EXPENSE REIMBURSEMENTS IN EXCESS OF EXPENSE LIMITATIONS AND COMMISSION RECAPTURE AGREEMENTS (IF ANY). TOTAL RETURNS WOULD HAVE BEEN LOWER WITHOUT EXPENSE REDUCTIONS. TOTAL RETURNS DO NOT INCLUDE INSURANCE COMPANY SEPARATE ACCOUNT RELATED FEES AND EXPENSES. SUCH FEES AND EXPENSES WOULD REDUCE THE OVERALL RETURNS SHOWN. PAST RESULTS SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. TOTAL RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SUCH THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(c)  NOT ANNUALIZED.

(d)  ANNUALIZED.

(e) DOES NOT INCLUDE ADVISORY WAIVERS, EXPENSE REIMBURSEMENTS OR EXPENSE REDUCTIONS FROM COMMISSION RECAPTURE AGREEMENTS.

(f) INCLUDES ADVISORY WAIVERS AND EXPENSE REIMBURSEMENTS AND EXCLUDES EXPENSE REDUCTIONS FROM COMMISSION RECAPTURE AGREEMENTS, IF ANY.

(g) INCLUDES ADVISORY WAIVERS, EXPENSE REIMBURSEMENTS AND EXPENSE REDUCTIONS FROM COMMISSION RECAPTURE AGREEMENTS, IF ANY.

(h) THE PORTFOLIO'S EXPENSE RATIO NET OF WAIVERS AND REIMBURSEMENTS WAS LOWERED FROM 1.25% TO 1.15% EFFECTIVE MARCH 3, 2003. THE RATIO SHOWN REFLECTS THE EFFECT OF THE HIGHER EXPENSE RATIO FOR THE PERIOD JANUARY 1 THROUGH MARCH 2, 2003.

(i) THE PORTFOLIO'S EXPENSE RATIO NET OF WAIVERS AND REIMBURSEMENTS WAS LOWERED FROM 1.00% TO 0.95% EFFECTIVE MAY 1, 2004. THE RATIO SHOWN REFLECTS THE EFFECT OF THE HIGHER EXPENSE RATIO FOR THE PERIOD JANUARY 1 THROUGH APRIL 30, 2004.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES:

     MLIG Variable Insurance Trust (the "Trust") is a business trust organized in the state of Delaware. It is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Trust is comprised of twenty-four separate investment portfolios (the "Portfolios"), each of which is, in effect, a separate mutual fund. Sixteen Portfolios are included in this annual report consisting of Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Levin Large Cap Value Portfolio, Roszel/MLIM Relative Value Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Nicholas-Applegate Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Seneca Large Cap Growth Portfolio, Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio (formerly Roszel/Valenzuela Mid Cap Value Portfolio), Roszel/Franklin Mid Cap Growth Portfolio (formerly Roszel/Seneca Mid Cap Growth Portfolio), Roszel/NWQ Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/Lazard International Portfolio, Roszel/William Blair International Portfolio, Roszel/Lord Abbett Government Securities Portfolio, and Roszel/MLIM Fixed-Income Portfolio. Each Portfolio currently offers one class of shares to one or more separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML&Co."), and affiliates of Roszel Advisors, LLC (the "Advisor")), as funding vehicles for certain variable annuity and variable life insurance contracts. The Trust does not offer its shares directly to the public. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires management to make certain estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust.

     (a) VALUATION OF INVESTMENTS--Portfolio securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or the official closing price on the NASDAQ on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices and securities traded on a foreign exchange are valued at the official bid price. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the administrator (J.P. Morgan Investor Services Co.) if those prices are considered by the administrator to be representative of market values as of the close of business of the New York Stock Exchange; debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Securities and other assets, including those for which a pricing service supplies no quotations or quotations are not considered by the administrator to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees of the Trust. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business in the New York Stock Exchange ("NYSE"). The values of such securities are determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of a Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees.

     (b) REPURCHASE AGREEMENTS--Some of the Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve

System and with certain dealers listed on the Federal Reserve System and on the Federal Reserve Bank of New York's list of reporting dealers. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, the Portfolio may suffer a loss. Securities purchased under repurchase agreements may be held with other custodial banks under tri-party arrangements.

     (c) REVERSE REPURCHASE AGREEMENTS--All of the Portfolios may enter into reverse repurchase agreements with institutions that the Portfolio's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Portfolio's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Portfolio of Investments.

     At June 30, 2005, the Portfolios had no reverse repurchase agreements outstanding.

     The weighted average weekly balance of reverse repurchase agreements outstanding for the Roszel/Lord Abbett Government Securities Portfolio during the six months ended June 30, 2005 was approximately $654,500 at a weighted average weekly interest rate of 0.60%.

     (d) FOREIGN CURRENCY TRANSACTIONS--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

     (e) SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

     (f) EXPENSES--Certain expenses have been allocated to the individual Portfolios of the Trust on a pro rata basis based upon the respective aggregate net asset value of each Portfolio of the Trust.

     (g) DIVIDENDS AND DISTRIBUTIONS--Each Portfolio except Roszel/Lord Abbett Government Securities Portfolio and MLIM Fixed Income Portfolio (the "Fixed Income Portfolios"), intends to distribute at least annually to shareholders substantially all of its net investment income. The Fixed Income Portfolios declare and pay dividends from net investment income each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

     (h) DELAYED DELIVERY TRANSACTIONS--Each Portfolio, except the Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Nicholas-Applegate Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio and the Roszel/Lazard International Portfolio may purchase or sell securities on a "delayed delivery" basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash are designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, a Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations.

     (i) DOLLAR ROLL TRANSACTIONS--The Roszel/Lord Abbett Government Securities Portfolio and the Roszel/MLIM Fixed-Income Portfolio may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Portfolio will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Portfolio exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities.

     During the six months ended June 30, 2005, the following Portfolio engaged in dollar roll transactions:

                                                                                               AVERAGE
                                    MAXIMUM       PRINCIPAL       AVERAGE        AVERAGE        AMOUNT
                                    AMOUNT         AMOUNT         AMOUNT         SHARES       PER SHARE
                                  OUTSTANDING    OUTSTANDING    OUTSTANDING    OUTSTANDING    OUTSTANDING       FEE
                                    DURING         AS OF          DURING         DURING         DURING         INCOME
 PORTFOLIO                        THE PERIOD      6/30/05       THE PERIOD     THE PERIOD     THE PERIOD       EARNED
------------------------------------------------------------------------------------------------------------------------
 Roszel/Lord Abbett Government
   Securities Portfolio          $  5,222,096   $  4,119,000   $  3,201,214        980,182   $       3.27   $     14,701

     The average amount outstanding during the six months ended June 30, 2005 was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the period.

     (j) TAXES--Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no Federal income tax provision is required. Income and capital gains derived from sources outside the United States may be subject to foreign withholding and other taxes.

2.   INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

     The Trust has entered into a Management Agreement with the Advisor. For the six months ended June 30, 2005, the annual investment advisory fees as a percentage of average daily net assets were as follows:

 PORTFOLIO                                                 ADVISORY FEE
-----------------------------------------------------------------------
 Roszel/Lord Abbett Large Cap Value Portfolio                      0.80%
 Roszel/Levin Large Cap Value Portfolio                            0.80%
 Roszel/MLIM Relative Value Portfolio                              0.80%
 Roszel/Fayez Sarofim Large Cap Core Portfolio                     0.80%
 Roszel/INVESCO-NAM Large Cap Core Portfolio                       0.80%
 Roszel/Nicholas-Applegate Large Cap Growth Portfolio              0.80%
 Roszel/Rittenhouse Large Cap Growth Portfolio                     0.80%
 Roszel/Seneca Large Cap Growth Portfolio                          0.80%
 Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio             0.80%

 PORTFOLIO                                                 ADVISORY FEE
-----------------------------------------------------------------------
 Roszel/Franklin Mid Cap Growth Portfolio                          0.80%
 Roszel/NWQ Small Cap Value Portfolio                              0.85%
 Roszel/Delaware Small-Mid Cap Growth Portfolio                    0.85%
 Roszel/Lazard International Portfolio                             0.85%
 Roszel/William Blair International Portfolio                      0.85%
 Roszel/Lord Abbett Government Securities Portfolio                0.65%
 Roszel/MLIM Fixed-Income Portfolio                                0.65%

     Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of the Advisor serves as subadvisor for the Roszel/MLIM Relative Value and Roszel/MLIM Fixed-Income Portfolios. MLIM's sub advisory fees are paid by the Advisor. MLIM is paid an annual fee of 0.35% on the first $200 million, 0.27% on the second $200 million, and 0.25% on assets in excess of $400 million as a percentage of average daily net assets of the Roszel/MLIM Relative Value Portfolio. MLIM is paid an annual fee of 0.20% of the average daily net assets of the Roszel/MLIM Fixed-Income Portfolio.

     For the six months ended June 30, 2005, the following Portfolios placed a portion of their portfolio transactions with brokerage firms, which are affiliates of the Advisor:

                                                                                  COMMISSIONS
 PORTFOLIO                                                        BROKER              PAID
 --------------------------------------------------------------------------------------------
 Roszel/Lord Abbett Large Cap Value Portfolio            Merrill Lynch & Co.        $   1,290
                                                         Citation Financial Group       1,099
 Roszel/Levin Large Cap Value Portfolio                  Merrill Lynch & Co.              245
                                                         Citation Financial Group         638
 Roszel/MLIM Relative Value Portfolio                    Merrill Lynch & Co.              200
 Roszel/Fayez Sarofim Large Cap Core Portfolio           Merrill Lynch & Co.              341
 Roszel/INVESCO-NAM Large Cap Core Portfolio             Merrill Lynch & Co.               24
 Roszel/Nicholas-Applegate Large Cap Growth Portfolio    Merrill Lynch & Co.              235
                                                         Citation Financial Group         403
 Roszel/Seneca Large Cap Growth Portfolio                Merrill Lynch & Co.              136
                                                         Citation Financial Group       1,060
 Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio   Citation Financial Group         368
 Roszel/Franklin Mid Cap Growth Portfolio                Merrill Lynch & Co.               39
                                                         Citation Financial Group         259
 Roszel/NWQ Small Cap Value Portfolio                    Merrill Lynch & Co.              470
                                                         Citation Financial Group       2,195
 Roszel/Delaware Small-Mid Cap Growth Portfolio          Citation Financial Group         384
 Roszel/William Blair International Portfolio            Merrill Lynch & Co.            1,944

     A portion of the brokerage commissions on portfolio transactions directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Advisor, were used to reduce certain portfolio expenses as follows:

                                                               EXPENSE
 PORTFOLIO                                                    REDUCTIONS
------------------------------------------------------------------------
 Roszel/Lord Abbett Large Cap Value Portfolio                  $     812
 Roszel/Levin Large Cap Value Portfolio                              696
 Roszel/Nicholas-Applegate Large Cap Growth Portfolio                242
 Roszel/Seneca Large Cap Growth Portfolio                            798
 Roszel/Franklin Mid Cap Growth Portfolio                            292
 Roszel/NWQ Small Cap Value Portfolio                              1,420
 Roszel/Delaware Small-Mid Cap Growth Portfolio                      260

     Financial Data Services, Inc. ("FDS"), an affiliate of the Advisor, is the Trust's transfer agent. FDS is entitled to receive from each Portfolio a monthly fee at an annual rate based on average daily net assets according to the following schedule:

 AVERAGE DAILY NET ASSETS                                  ANNUAL FEE OR RATE
-----------------------------------------------------------------------------
 Up to $15,000,000                                             $        7,500
 Above $15,000,000 - $25,000,000                                        0.050%
 Above $25,000,000 - $50,000,000                                        0.040%
 Above $50,000,000 - $75,000,000                                        0.030%
 Above $75,000,000                                                      0.025%

     The Trust's distributor is MLPF&S, an affiliate of the Advisor.

     Certain officers and/or trustees of the Trust are officers and/or directors of the Advisor, MLLIC, MLLICNY, MLPF&S and Merrill Lynch Insurance Group, Inc.

3.   INVESTMENTS:

     Purchases and sales of investments, excluding short-term securities of the Portfolios, for the six months ended June 30, 2005 were as follows:

 PORTFOLIO                                                                                      PURCHASES       SALES
-------------------------------------------------------------------------------------------------------------------------
 Roszel/Lord Abbett Large Cap Value Portfolio                                                 $  1,472,983   $  3,337,622
 Roszel/Levin Large Cap Value Portfolio                                                            935,991        894,296
 Roszel/MLIM Relative Value Portfolio                                                            1,846,382      3,017,166
 Roszel/Fayez Sarofim Large Cap Core Portfolio                                                   1,337,912        666,814
 Roszel/INVESCO-NAM Large Cap Core Portfolio                                                       455,548        477,462
 Roszel/Nicholas-Applegate Large Cap Growth Portfolio                                              768,556      1,087,001
 Roszel/Rittenhouse Large Cap Growth Portfolio                                                   1,762,733      2,155,316
 Roszel/Seneca Large Cap Growth Portfolio                                                        1,740,994      2,041,259
 Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio                                           3,635,237      4,112,182
 Roszel/Franklin Mid Cap Growth Portfolio                                                        3,170,174      3,759,229
 Roszel/NWQ Small Cap Value Portfolio                                                            1,415,932      2,019,316
 Roszel/Delaware Small-Mid Cap Growth Portfolio                                                  1,334,603      1,239,094
 Roszel/Lazard International Portfolio                                                             762,629        972,067
 Roszel/William Blair International Portfolio                                                    1,521,093      1,440,339
 Roszel/Lord Abbett Government Securities Portfolio                                             38,466,760     36,250,594
 Roszel/MLIM Fixed-Income Portfolio                                                              2,797,962      3,167,834

     As of June 30, 2005, the gross unrealized appreciation (depreciation) on investments based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                                  GROSS           GROSS           NET
                                                                                UNREALIZED     UNREALIZED     UNREALIZED
 PORTFOLIO                                                          COST       APPRECIATION   DEPRECIATION   APPRECIATION
-------------------------------------------------------------------------------------------------------------------------
 Roszel/Lord Abbett Large Cap Value Portfolio                   $  9,119,784   $  1,539,543   $   (294,760)  $  1,244,783
 Roszel/Levin Large Cap Value Portfolio                            2,840,055        259,927        (41,543)       218,384
 Roszel/MLIM Relative Value Portfolio                             11,900,436      2,516,440       (547,853)     1,968,587
 Roszel/Fayez Sarofim Large Cap Core Portfolio                     1,790,524         44,333        (33,206)        11,127
 Roszel/INVESCO-NAM Large Cap Core Portfolio                       2,230,686        238,330       (108,870)       129,460
 Roszel/Nicholas-Applegate Large Cap Growth Portfolio              1,069,434        167,002         (9,844)       157,158
 Roszel/Rittenhouse Large Cap Growth Portfolio                     9,095,426        946,942       (250,609)       696,333
 Roszel/Seneca Large Cap Growth Portfolio                          3,531,284        266,477       (133,604)       132,873
 Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio             3,280,311        152,067        (34,724)       117,343
 Roszel/Franklin Mid Cap Growth Portfolio                          2,689,653        263,407        (24,573)       238,834
 Roszel/NWQ Small Cap Value Portfolio                              5,152,243      1,112,596       (248,488)       864,108

                                                                                  GROSS           GROSS           NET
                                                                                UNREALIZED     UNREALIZED     UNREALIZED
 PORTFOLIO                                                          COST       APPRECIATION   DEPRECIATION   APPRECIATION
-------------------------------------------------------------------------------------------------------------------------
 Roszel/Delaware Small-Mid Cap Growth Portfolio                 $  2,929,494   $    588,763   $   (109,317)  $    479,446
 Roszel/Lazard International Portfolio                             4,225,509        708,245        (47,335)       660,910
 Roszel/William Blair International Portfolio                      3,022,568        207,568        (42,475)       165,093
 Roszel/Lord Abbett Government Securities Portfolio               14,199,481        160,849        (12,655)       148,194
 Roszel/MLIM Fixed-Income Portfolio                               14,453,691        113,634       (108,687)         4,947

4.   EXPENSE LIMITATION:

     The Trust and the Advisor have entered into an expense limitation agreement whereby the Advisor agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets:

                                                                 VOLUNTARY
 PORTFOLIO                                                  EXPENSE LIMITATIONS
-------------------------------------------------------------------------------
 Roszel/Lord Abbett Large Cap Value Portfolio                              1.10%
 Roszel/Levin Large Cap Value Portfolio                                    1.10%
 Roszel/MLIM Relative Value Portfolio                                      1.10%
 Roszel/Fayez Sarofim Large Cap Core Portfolio                             1.10%
 Roszel/INVESCO-NAM Large Cap Core Portfolio                               1.10%
 Roszel/Nicholas-Applegate Large Cap Growth Portfolio                      1.10%
 Roszel/Rittenhouse Large Cap Growth Portfolio                             1.10%
 Roszel/Seneca Large Cap Growth Portfolio                                  1.10%
 Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio                     1.10%
 Roszel/Franklin Mid Cap Growth Portfolio                                  1.10%
 Roszel/NWQ Small Cap Value Portfolio                                      1.15%
 Roszel/Delaware Small-Mid Cap Growth Portfolio                            1.15%
 Roszel/Lazard International Portfolio                                     1.15%
 Roszel/William Blair International Portfolio                              1.15%
 Roszel/Lord Abbett Government Securities Portfolio                        0.95%
 Roszel/MLIM Fixed-Income Portfolio                                        0.95%

     The expense limitation is effected by waivers by the Advisor of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended June 30, 2005 advisory fee waivers and expense reimbursements were as follows:

                                                                  ADVISORY
                                                                    FEES         EXPENSE
 PORTFOLIO                                                         WAIVED     REIMBURSEMENT
-------------------------------------------------------------------------------------------
 Roszel/Lord Abbett Large Cap Value Portfolio                   $     20,085   $         --
 Roszel/Levin Large Cap Value Portfolio                               12,351         10,917
 Roszel/MLIM Relative Value Portfolio                                 18,780             --
 Roszel/Fayez Sarofim Large Cap Core Portfolio                         6,518         14,182
 Roszel/INVESCO-NAM Large Cap Core Portfolio                           9,333         10,913
 Roszel/Nicholas-Applegate Large Cap Growth Portfolio                  5,276         12,826
 Roszel/Rittenhouse Large Cap Growth Portfolio                        20,322             --
 Roszel/Seneca Large Cap Growth Portfolio                             15,363          3,821
 Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio                14,363          5,018
 Roszel/Franklin Mid Cap Growth Portfolio                             11,653          8,132

                                                                  ADVISORY
                                                                    FEES         EXPENSE
 PORTFOLIO                                                         WAIVED     REIMBURSEMENT
-------------------------------------------------------------------------------------------
 Roszel/NWQ Small Cap Value Portfolio                           $     18,352   $         --
 Roszel/Delaware Small-Mid Cap Growth Portfolio                       14,466          6,021
 Roszel/Lazard International Portfolio                                19,918             --
 Roszel/William Blair International Portfolio                         13,593          7,366
 Roszel/Lord Abbett Government Securities Portfolio                   25,038             --
 Roszel/MLIM Fixed-Income Portfolio                                   18,256             --

     In any year which the total assets of a Portfolio are greater than $50 million and its estimated total annual operating expenses are less than the expense limitations specified above, the Advisor may be entitled to a reimbursement by such Portfolio, of advisory fees waived and expenses reimbursed pursuant to the expense limitation agreement. The maximum amount of such reimbursement shall equal the sum of all advisory fees waived and expense reimbursements remitted to the Portfolio during the previous three fiscal years. During the six months ended June 30, 2005, the Advisor received no reimbursement. As of June 30, 2005 the maximum amounts recoverable by the Advisor under the expense limitation agreement were as follows:

                                                                         AMOUNT ELIGIBLE THROUGH                TOTAL
                                                                ------------------------------------------   ELIGIBLE FOR
 PORTFOLIO                                                          2005           2006           2007      REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------------------
 Roszel/Lord Abbett Large Cap Value Portfolio                   $     58,128   $     68,493   $     46,800   $    173,421
 Roszel/Levin Large Cap Value Portfolio                               51,844         64,445         56,863        173,152
 Roszel/MLIM Relative Value Portfolio                                 53,942         60,347         44,654        158,943
 Roszel/Fayez Sarofim Large Cap Core Portfolio                        51,227         64,567         49,604        165,398
 Roszel/INVESCO-NAM Large Cap Core Portfolio                          52,845         60,963         50,050        163,858
 Roszel/Nicholas-Applegate Large Cap Growth Portfolio                 49,556         61,703         48,662        159,921
 Roszel/Rittenhouse Large Cap Growth Portfolio                        53,323         58,695         47,218        159,236
 Roszel/Seneca Large Cap Growth Portfolio                             48,613         59,141         49,578        157,332
 Roszel/Valenzuela Mid Cap Value Portfolio                            53,675         60,407         47,877        161,959
 Roszel/Seneca Mid Cap Growth Portfolio                               48,062         61,361         52,033        161,456
 Roszel/NWQ Small Cap Value Portfolio                                 50,000         58,487         47,317        155,804
 Roszel/Delaware Small-Mid Cap Growth Portfolio                       57,621         64,350         49,912        171,883
 Roszel/Lazard International Portfolio                                48,578         62,464         49,717        160,759
 Roszel/William Blair International Portfolio                         55,247         62,052         51,589        168,888
 Roszel/Lord Abbett Government Securities Portfolio                   51,420         68,844         55,184        175,448
 Roszel/MLIM Fixed-Income Portfolio                                   60,374         64,472         41,789        166,636

MLIG VARIABLE INSURANCE TRUST
BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

     The Board meets on a quarterly basis to review the ongoing operations of the Trust and, at each meeting, considers matters bearing on (1) the Management Agreements between the Trust and Roszel Advisors, LLC ("Roszel Advisors"), and
(2) the Sub-Advisory Agreements between Roszel Advisors and the Sub-Advisers to the Portfolios. The independent trustees meet frequently in executive session and are advised by independent legal counsel selected by the independent trustees.

     During the six month period ended June 30, 2005 covered by this semi-annual report, the Board considered the following Management Agreements and Sub-Advisory Agreements:

     - At a meeting of the Board held in-person on March 11, 2005, the Board, including all of the independent trustees with the assistance of their independent counsel, considered (1) the continuance of the Management Agreements with respect to each Portfolio, other than the Roszel/Fayez Sarofim Large Cap Core Portfolio and the Roszel/William Blair International Portfolio, and (2) the continuance of the Sub-Advisory Agreements with respect to each Portfolio, other than the Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Seneca Large Cap Growth Portfolio, Roszel/Nicholas-Applegate Large Cap Growth Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/William Blair International Portfolio, Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio and Roszel/Franklin Mid Cap Growth Portfolio;

     - At a special meeting of the Board held in-person on April 28, 2005, the Board, including all of the independent trustees with the assistance of their independent counsel, considered the approval of a new Sub-Advisory Agreement with respect to each of the Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio and the Roszel/Franklin Mid Cap Growth Portfolio; and

     - At a special meeting of the Board held in-person on June 13, 2005, the Board, including all of the independent trustees with the assistance of their independent counsel, considered the approval of a new Sub-Advisory Agreement with respect to each of the Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Seneca Large Cap Growth Portfolio and Roszel/Nicholas-Applegate Large Cap Growth Portfolio.

     At those meetings, the Board evaluated, among other things, written information provided by Roszel Advisors and each Sub-Adviser, as well as answers to questions posed by the Board to representatives of Roszel Advisors. In response to specific requests from the independent trustees, Roszel Advisors and the Sub-Advisers furnished information concerning a variety of aspects of the operation of the Portfolios including, (1) detail concerning the nature, extent and quality of the services provided by Roszel Advisors and the Sub-Advisers,
(2) the investment performance of the Portfolios, (3) the advisory fees, sub-advisory fees and total expenses of the Portfolios, (4) an assessment as to whether any economies of scale existed in connection with the operation of the Portfolios, and (5) information concerning costs of services provided to the Portfolios and the profitability to Roszel Advisors and the Sub-Advisers of providing such services, including any direct or indirect benefits (such as soft dollars) enjoyed by Roszel Advisors, the Sub-Advisers or their respective affiliates as a result of its relationship with the Trust. In addition, the Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed information for the Portfolios, including fee, expense and performance information. This report also ranked each Portfolio with a group compiled by the independent consultant consisting of a selected group of comparable funds ("Comparable Group"), and a group compiled by the independent consultant consisting of all of the competitors of each Portfolio in the variable insurance sector based on investment style ("Competitor Group").

     Below is a discussion of the information considered by the Board, as well as the Board's conclusions with respect to the Management Agreements and Sub-Advisory Agreements presented to the Board for its approval at those meetings.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY ROSZEL ADVISORS AND THE SUB-ADVISERS

     ROSZEL ADVISORS

     The Board, including the independent trustees, considered the nature, quality and extent of services provided by Roszel Advisors to the Trust and each of the Portfolios. In making its evaluation with respect to the Management Agreements, the Board considered that under the Management Agreements, Roszel Advisors is the investment manager of the Trust and of each of the Portfolios. As the investment manager, subject to the supervision and approval of the Board, Roszel Advisors is responsible for the overall management of the Trust and for retaining Sub-Advisers to manage the assets of each Portfolio according to its investment objective, strategies, and restrictions. As part of those responsibilities and duties, Roszel Advisors or a Sub-Adviser determines what investments should be purchased and sold, and places orders for all such purchases and sales, on behalf of the Portfolios. The Board concluded that it was satisfied with the nature, quality and extent of the services provided by Roszel Advisors under the Management Agreements and that there was a reasonable basis on which to conclude that Roszel Advisors would continue to provide high quality investment management services to the Portfolios.

     SUB-ADVISERS

     The Board, including the independent trustees, considered the nature, quality and extent of services provided by each of the Sub-Advisers to the Portfolios. In making its evaluation with respect to the Sub-Advisory Agreements, the Board considered that under each Sub-Advisory Agreement, the respective Sub-Adviser is responsible for managing the investment operations and the composition of the Portfolio which it advises, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio's investment objective and strategies as stated in the Trust's Prospectuses and statement of additional information, as from time to time in effect. In connection with these responsibilities and duties, the Board considered the fact that each Sub-Adviser is responsible for (1) providing investment research and supervision of each Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets; (2) furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that its Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request; (3) apprising the Trust of important developments materially affecting its Portfolio and furnishing the Trust from time to time such information as it may believe appropriate for this purpose; and (4) implementing all purchases and sales of investments for the Portfolio it advises in a manner consistent with its policies.

     With respect to each Portfolio (except for the Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Nicholas-Applegate Large Cap Growth Portfolio, the Roszel/Seneca Large Cap Growth Portfolio, the Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio, and the Roszel/Franklin Mid Cap Growth Portfolio), the Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Sub-Adviser under the respective Sub-Advisory Agreement, and concluded that there was a reasonable basis on which to conclude that the Sub-Adviser would continue to provide high quality investment sub-advisory services to the Portfolio.

     With respect to the Roszel/INVESCO-NAM Large Cap Core Portfolio (the Roszel/Alliance Large Cap Core Portfolio as of July 1, 2005), at its June 13, 2005 special meeting, the Board voted to replace INVESCO with Alliance Capital. The decision to terminate INVESCO was largely based on the performance of the Portfolio and changes in the INVESCO teams responsible for managing the Portfolio. From July 1, 2002 to April 30, 2005, the Portfolio experienced an annualized rate of return of 2.9%, which was significantly below its benchmark, the S&P 500 Index, which returned 7.5% over the same period. In addition, the INVESCO teams responsible for managing the Portfolio were affected by the departures of certain key personnel. As a replacement for INVESCO, the Board selected Alliance Capital as the Sub-Adviser for the Portfolio. The Board considered the fact that Alliance Capital manages approximately $10 billion in the Portfolio's style, using a process with a top-down emphasis that includes a team of economists, quantitative analysts and fixed-income and equity portfolio managers. The Board also considered the fact that Alliance Capital's other client portfolios that are similarly managed in this style have generally outperformed the S&P 500 Index over 3, 5 and 10 year periods. On that basis, the Board concluded that the Portfolio was likely to benefit from the nature, extent and quality of services to be provided by Alliance Capital and that there was a reasonable basis on which to conclude that the Alliance Capital would provide high quality investment sub-advisory services to the Portfolio.

     With respect to the Roszel/Nicholas-Applegate Large Cap Growth Portfolio (the Roszel/Loomis Sayles Large Cap Growth Portfolio as of July 1, 2005), at its June 13, 2005 special meeting, the Board voted to replace Nicholas-Applegate with Loomis Sayles. The decision to terminate Nicholas-Applegate was based largely on the performance of the Portfolio and a manager departure from Nicholas-Applegate. From July 1, 2002 through April 30, 2005, the Portfolio experienced an annualized rate of return of -4.3%, significantly below its benchmark, the Russell 1000 Growth Index, which returned 6.3% over the same period. Additionally, the manager of the Portfolio left Nicholas-Applegate at the end of 2004. As a replacement for Nicholas-Applegate, the Board selected Loomis Sayles as the Sub-Adviser for the Portfolio. The Board considered Loomis Sayles' track record and experience in managing large cap growth assets, noting that the Loomis Sayles large cap growth product had a history that extends back to 1989, and that it manages approximately $5 billion in the large cap growth area. Additionally, the Loomis Sayles large cap growth product has significantly outperformed its Russell 1000 Growth Index benchmark over a 1, 3 and 5 year period. On that basis, the Board concluded that the Portfolio was likely to benefit from the nature, extent and quality of services to be provided by Loomis Sayles and that there was a reasonable basis on which to conclude that the Loomis Sayles would provide high quality investment sub-advisory services to the Portfolio.

     With respect to the Roszel/Seneca Large Cap Growth Portfolio (the Roszel/Marsico Large Cap Growth Portfolio as of July 1, 2005), at its June 13, 2005 special meeting, the Board voted to replace Seneca with Marsico. The decision to terminate Seneca was largely based on the performance of the Portfolio. From July 1, 2003 to April 30, 2005, the Portfolio experienced an annualized rate of return of 3.1%, which was significantly below its benchmark, the Russell Large Cap Growth Index, which returned 6.1% over the same period. As a replacement for Seneca, the Board selected Marsico as the Sub-Adviser for the Portfolio. The Board considered the fact that Marsico managed assets of approximately $45 billion in the Portfolio's style, and has significantly outperformed the Russell 100 Growth Index over 1, 3, 5 and 7 year period. The Board also considered the fact that Marsico's investment process blends top-down macroeconomic analysis with bottom-up security analysis, and that the Portfolio would be concentrated in Marsico's best ideas. On that basis, the Board concluded that the Portfolio was likely to benefit from the nature, extent and quality of services to be provided by Marsico and that there was a reasonable basis on which to conclude that the Marsico would provide high quality investment sub-advisory services to the Portfolio.

     With respect to the Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio (formerly, the Roszel/Valenzuela Mid Cap Value Portfolio), at its April 28, 2005 special meeting, the Board voted to replace Valenzuela with KAR. The decision to terminate Valenzuela was based largely on an organizational change involving the departure of a Valenzuela portfolio manager and the performance of the Portfolio generally. The Board selected KAR as the replacement sub-adviser because of its performance record and experience in managing small-mid cap value assets. On that basis, the Board concluded that the Portfolio was likely to benefit from the nature, extent and quality of services to be provided by KAR and that there was a reasonable basis on which to conclude that the KAR would provide high quality investment sub-advisory services to the Portfolio.

     With respect to the Roszel/Franklin Mid Cap Growth Portfolio (formerly, the Roszel/Seneca Mid Cap Growth Portfolio), at its April 28, 2005 special meeting, the Board voted to replace Seneca with Franklin. The decision to terminate Seneca was based largely on the performance of the Portfolio. As a replacement for Seneca, the Board selected Franklin as the Sub-Adviser for the Portfolio because of Franklin's performance record and experience in managing small-mid cap growth assets. The Board also considered the fact that as of December 31, 2004, Franklin had $4 billion in assets under management and that together with its affiliates had $402 billion in assets under management. On that basis, the Board concluded that the Portfolio was likely to benefit from the nature, extent and quality of services to be provided by Franklin and that there was a reasonable basis on which to conclude that the Franklin would provide high quality investment sub-advisory services to the Portfolio.

INVESTMENT PERFORMANCE

     The Board, including the independent trustees, reviewed information provided by Roszel Advisors with respect each Portfolio's performance compared to its benchmark Index for the one year period ended December 31, 2004, and the period covering the Portfolio's inception date through December 31, 2004. The Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed performance information for the Portfolios that ranked each Portfolio with its Comparable Group and its Competitor Group. The Board was also provided with statistics for the benchmark returns for various broad market indicators. For each of the Portfolios listed below, the Board concluded that continuation of the agreements was appropriate in light of the limited operating history of each Portfolio, the relatively small asset sizes of the Portfolios, the steps taken by Roszel Advisors to monitor and improve performance (including recommending certain Sub-Adviser changes). The benchmark and peer group comparisons for the various funds are summarized below.

     ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO

     The Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one year period ended December 31, 2004 and outperformed its benchmark for the period since the Portfolio's inception. For the one and two year periods ended December 31, 2004, the Portfolio ranked in the 4th and 5th quintiles, respectively, relative to its Comparable Group, and the 3rd and 4th quintiles, respectively, relative to its Competitor Group. Despite the Portfolio's recent underperformance, the Board noted that the Portfolio has outperformed its benchmark since its inception.

     ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO

     The Portfolio outperformed its benchmark, the Russell 1000 Index, for the one year period ended December 31, 2004 and underperformed its benchmark for the period since the Portfolio's inception. For the one and two year periods ended December 31, 2004, the Portfolio ranked in the 4th and 5th quintiles, respectively, relative to its Comparable Group, and the 3rd and 4th quintiles, respectively, relative to its Competitor Group. Despite this underperformance, the Board noted that the performance of the Portfolio improved relative to its benchmark in the year-to-date and 1-year return periods.

     ROSZEL/MLIM RELATIVE VALUE PORTFOLIO

     The Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one year period ended December 31, 2004 and outperformed its benchmark for the period since the Portfolio's inception. For the one and two year periods ended December 31, 2004, the Portfolio ranked in the 3rd and 5th quintiles, respectively, relative to its Comparable Group, and the 5th and 5th quintiles, respectively, relative to its Competitor Group.

     ROSZEL/INVESCO-NAM LARGE CAP CORE PORTFOLIO

     The Portfolio underperformed its benchmark, the S&P 500 Index, for the one year period ended December 31, 2004 and for the period since the Portfolio's inception. For the one and two year periods ended December 31, 2004, the Portfolio ranked in the 5th and 4th quintiles, respectively, relative to its Comparable Group, and the 5th and 5th quintiles, respectively, relative to its Competitor Group. In noting the poor performance of the Portfolio, the Board considered the fact that Roszel Advisors addressed the performance of the Portfolio by its proposal to retain Alliance Capital as Sub-Adviser to the Portfolio.

     ROSZEL/NICHOLAS-APPLEGATE LARGE CAP GROWTH PORTFOLIO

     The Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one year period ended December 31, 2004 and underperformed its benchmark for the period since the Portfolio's inception. For the one and two year periods ended December 31, 2004, the Portfolio ranked in the 3rd and 4th quintiles, respectively, relative to its Comparable Group, and the 3rd and 4th quintiles, respectively, relative to its Competitor Group.

     ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO

     The Portfolio underperformed its benchmark, the S&P 500 Index, for the one year period ended December 31, 2004 and for the period since the Portfolio's inception. For the one and two year periods ended December 31, 2004, the Portfolio ranked in the 3rd and 5th quintiles, respectively, relative to its Comparable Group, and the 4th and 5th quintiles, respectively, relative to its Competitor Group.

     ROSZEL/SENECA LARGE CAP GROWTH PORTFOLIO

     The Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one year period ended December 31, 2004 and for the period since the Portfolio's inception. For the one and two year periods ended December 31, 2004, the Portfolio ranked in the 5th and 4th quintiles, respectively, relative to its Comparable Group, and the 5th and 5th quintiles, respectively, relative to its Competitor Group. In noting the poor performance of the Portfolio, the Board considered the fact that Roszel Advisors addressed the performance of the Portfolio by its proposal to retain Marsico as Sub-Adviser to the Portfolio.

     ROSZEL/KAYNE ANDERSON RUDNICK MID CAP VALUE PORTFOLIO

     The Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one year period ended December 31, 2004 and for the period since the Portfolio's inception. For the one and two year periods ended December 31, 2004, the Portfolio ranked in the 5th and 4th quintiles, respectively, relative to its Comparable Group, and the 5th and 5th quintiles, respectively, relative to its Competitor Group. In noting the poor performance of the Portfolio, the Board considered the fact that Roszel Advisors addressed the performance of the Portfolio by its proposal to retain Kayne Anderson Rudnick as Sub-Adviser to the Portfolio.

     ROSZEL/FRANKLIN MID CAP GROWTH PORTFOLIO

     The Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one year period ended December 31, 2004 and for the period since the Portfolio's inception. For the one and two year periods ended December 31, 2004, the Portfolio ranked in the 5th and 5th quintiles, respectively, relative to its Comparable Group, and the 5th and 5th quintiles, respectively, relative to its Competitor Group. In noting the poor performance of the Portfolio, the Board considered the fact that Roszel Advisors addressed the performance of the Portfolio by its proposal to retain Franklin as sub-adviser to the Portfolio.

     ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO

     The Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one year period ended December 31, 2004 and for the period since the Portfolio's inception. For the one and two year periods ended December 31, 2004, the Portfolio ranked in the 1st and 1st quintiles, respectively, relative to its Competitor Group. Rankings relative to the Portfolio's Comparable Group were not available due to the small number of peer funds composing the Comparable Group.

     ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO

     The Portfolio underperformed its benchmark, the Russell 2500 Growth Index, for the one year period ended December 31, 2004 and for the period since the Portfolio's inception. For the one and two year periods ended December 31, 2004, the Portfolio ranked in the 1st and 3rd quintiles, respectively, relative to its Comparable Group, and the 2nd and 4th quintiles, respectively, relative to its Competitor Group. Despite this underperformance, the Board noted that the performance of the Portfolio improved relative to its benchmark in the year-to-date and 1-year return periods.

     ROSZEL/LAZARD INTERNATIONAL PORTFOLIO

     The Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one year period ended December 31, 2004 and for the period since the Portfolio's inception. For the one and two year periods ended December 31, 2004, the Portfolio ranked in the 5th and 5th quintiles, respectively, relative to its Comparable Group, and the 5th and 5th quintiles, respectively, relative to its Competitor Group.

     ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO

     The Portfolio outperformed its benchmark, the Merrill Lynch U.S. Government Master Bond Index, for the one year period ended December 31, 2004 and underperformed its benchmark for the period since the Portfolio's inception. For the one and two year periods ended December 31, 2004, the Portfolio ranked in the 4th and 4th quintiles, respectively, relative to its Comparable Group, and the 4th and 5th quintiles, respectively, relative to its Competitor Group. The Board noted that the performance of the Portfolio improved relative to its benchmark in the year-to-date and 1-year return periods.

     ROSZEL/MLIM FIXED-INCOME PORTFOLIO

     The Portfolio underperformed its benchmark, the Merrill Lynch U.S. Domestic Master Bond Index, for the one year period ended December 31, 2004 and for the period since the Portfolio's inception. For the one and two year periods ended December 31, 2004, the Portfolio ranked in the 5th and 5th quintiles, respectively, relative to its Comparable Group, and the 5th and 5th quintiles, respectively, relative to its Competitor Group.

ADVISORY FEES, SUB-ADVISORY FEES AND TOTAL EXPENSES

     The Board, including the independent trustees, considered the advisory fee paid by each Portfolio to Roszel Advisors, as well as the sub-advisory fees paid by Roszel Advisors to the Sub-Advisors. To assist the Board in its evaluation, the Board reviewed information contained in a report prepared by an independent consultant that consisted of detailed information for the Portfolios, including contractual management fees, actual management fees, non-management expenses and total operating expenses, and ranked each Portfolio against its Comparable Group and Competitor Group.

     The Board noted that each Portfolio's contractual management fees and actual total expenses were greater than the median contractual management fees and median actual total expenses of its peer group (except in the cases of the Roszel/Levin Large Cap Value Portfolio, the Roszel/Seneca Large Cap Growth Portfolio, the Roszel/Franklin Mid Cap Growth Portfolio, the Roszel/NWQ Small Cap Value Portfolio, and the Roszel/Lazard International Portfolio, where each Portfolio's actual total expenses were lower than the median actual total expenses of its peer group). However, significant consideration also given to the fact that Roszel Advisors has entered into an expense limitation agreement with the Trust, effective through April 30, 2006 (the "Expense Limitation Agreement"), whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed certain limits. The Board also noted that the net asset levels of the Portfolios were generally at the lower end of the net asset range for the Comparable Group and the Competitor Group.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

     The Board, including the independent trustees, reviewed information provided by Roszel Advisors with respect to the costs of services provided by Roszel Advisors and the estimated profit or loss to Roszel Advisors in providing such services. The information was provided on a Portfolio-by-Portfolio basis and an overall Trust basis. Roszel Advisors estimated that it has lost money on the operation of the Trust on an overall basis and that it estimated a loss for all of the Portfolios included in this report. Significant consideration was also given to the fact that Roszel Advisors has entered into the Expense Limitation Agreement with the Trust, whereby through April 30, 2006, Roszel Advisors agrees to reimburse each Portfolio for certain fees and expenses to the extent total operating expenses exceed certain limits. The Board concluded that the level of profitability of a Sub-Adviser is not as significant as the profitability of Roszel Advisors because Roszel Advisors compensates the Sub-Advisers out of its management fee. In addition, the Board considered that any Sub-Adviser profit is likely to be relatively modest in light of the net asset levels of the Portfolios. The Board also noted that there is an arm's length negotiation between Roszel Advisors and an unaffiliated Sub-Adviser.

     The Board also reviewed information provided by Roszel Advisors and each Sub-Adviser with respect to any indirect benefits the Sub-Adviser receives as a result of its relationship with the Portfolio. The Board considered each Sub-Adviser's brokerage policies, including any benefits received from soft dollar arrangements. The Board also considered that Sub-Advisers may receive intangible benefits, such as enhanced name recognition. The Board concluded that the benefits derived by the Sub-Advisers were reasonable and consistent with the types of benefits generally derived by Sub-Advisers to mutual funds.

ECONOMIES OF SCALE

     The Board, including the independent trustees, considered whether the Trust has benefited from economies of scale and whether there is potential for future realization of economies of scale with respect to the Portfolios. It was noted that although total net assets for the Portfolios have generally increased, a representative from Roszel Advisors explained that the current asset levels did not result in economies of scale to the Trust or to Roszel Advisors with respect to investment advisory fees. As noted above, Roszel Advisors estimated that it lost money on the operation of the Trust as a whole. In addition, the Board reviewed materials prepared by the independent consultant described above that showed that net assets of the Portfolios were generally at the lower end of the net asset range for the Portfolios' respective peer groups. Therefore, the Board concluded that the advisory fee structure at the advisory level with respect to the Management Agreements and the sub-advisory level with respect to the Subadvisory Agreements was reasonable and that no changes were currently necessary to reflect economies of scale.

CONCLUSIONS

     At the March 11, 2005 meeting, the Board, including the independent trustees, having requested and received such information from Roszel Advisors as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreements and the Sub-Advisory Agreements, unanimously approved the continuance of (1) the Management Agreements with respect to each Portfolio (other than the Roszel/Fayez Sarofim Large Cap Core Portfolio and the Roszel/William Blair International Portfolio), and (2) the Sub-Advisory Agreements with respect to each Portfolio (other than the Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Seneca Large Cap Growth Portfolio, Roszel/Nicholas-Applegate Large Cap Growth Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/William Blair International Portfolio, Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio and Roszel/Franklin Mid Cap Growth Portfolio) through March 31, 2006, and further approved the compensation payable to Roszel Advisers by the Trust and the compensation payable to the Sub-Advisers by Roszel Advisers with respect to each Portfolio as set forth in its respective Management Agreement and Sub-Advisory Agreement.

     At the April 28, 2005 special meeting, the Board, including the independent trustees, having requested and received such information from Roszel Advisors as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreements with respect to the Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio and the Roszel/Franklin Mid Cap Growth Portfolio, unanimously approved the new Sub-Advisory Agreements with respect to these Portfolios, and further approved the compensation payable to Roszel by the Trust and the compensation payable to the Sub-Advisers by Roszel Advisers with respect to these Portfolios as set forth in their respective Management Agreement and Sub-Advisory Agreement.

     At the June 13, 2005 special meeting, the Board, including the independent trustees, having requested and received such information from Roszel Advisors as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreements with respect to the Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Seneca Large Cap Growth Portfolio and Roszel/Nicholas-Applegate Large Cap Growth Portfolio, unanimously approved the new Sub-Advisory Agreements with respect to these Portfolios, and further approved the compensation payable to Roszel by the Trust and the compensation payable to the Sub-Advisers by Roszel Advisers with respect to these Portfolios as set forth in their respective Management Agreement and Sub-Advisory Agreement.

     The foregoing discussion is not intended to be all-inclusive. With respect to each Management Agreement and Sub-Advisory Agreement, the Board reviewed a variety of factors and considered a significant amount information, including information received on an ongoing basis at meetings of the Board and its committees. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Management Agreements and the Sub-Advisory Agreements. The approval determinations were made on the basis of each trustee's business judgment after consideration of all of the factors taken as a whole, although individual trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.

                            Intentionally Left Blank

                            Intentionally Left Blank

TRUSTEES AND OFFICERS

Michael P. Cogswell
TRUSTEE AND PRESIDENT

Deborah J. Adler
TRUSTEE

Robert M. Bordeman
INDEPENDENT TRUSTEE

Kevin J. Tierney
INDEPENDENT TRUSTEE

J. David Meglen
VICE-PRESIDENT

Jerome J. Davies
TREASURER AND CHIEF FINANCIAL OFFICER

Barry G. Skolnick
SECRETARY AND CHIEF COMPLIANCE OFFICER

Frances C. Grabish
ASSISTANT SECRETARY

INVESTMENT MANAGER

Roszel Advisors, LLC
1300 Merrill Lynch Drive
Pennington, New Jersey 08534

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

CUSTODIAN

JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

ADMINISTRATOR

J.P. Morgan Investor Services Co.
73 Tremont Street
Boston, Massachusetts 02108-3913

TRANSFER AGENT

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

LEGAL COUNSEL

Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

  Additional information about the Trust's trustees and officers is available without charge, upon request by calling the MLIG Service Center at
(800) 535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

  This report is only for distribution to shareholders of the Portfolios of MLIG Variable Insurance Trust. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of each Portfolio's shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

  The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

  The Trust's proxy voting policies and procedures and information about how the Trust voted proxies relating to securities held in the Trust's portfolios during the most recent 12-month period ended June 30 are available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or on the SEC's website at http://www.sec.gov.


MLIG Variable Insurance Trust
P.O. Box 44222
Jacksonville, Florida 32231-4222                                 # 101199RR-0605

MLIG VARIABLE
INSURANCE TRUST


ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO
ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO
ROSZEL/JP MORGAN SMALL CAP GROWTH PORTFOLIO
ROSZEL/DELAWARE TREND PORTFOLIO
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO


SEMI-ANNUAL REPORT
JUNE 30, 2005

To Our Shareholders:

In our letter six months ago, we spoke of "continuing concern over possible long-term interest rate increases" and "expectations for steady but slower earnings growth." Steady but slower growth has become a reality, but higher interest rates have not materialized. After seeing a strong upswing in most major financial markets to end 2004, the managers of the portfolios of the MLIG Variable Insurance Trust have been confronted by confusing market action with prices moving mostly sideways thus far in 2005.

In the fixed income markets, those predicting higher rates have been confounded again. After rising to slightly over 4.5% in the first quarter, the rate on the 10-year Treasury declined to under 4.0% by the end of the second quarter. Plenty of demand for bonds (particularly from our Asian trading partners needing a home for their growing dollar reserves) and a continuing perception of excess global productive capacity (preventing growth from accelerating in the developed economies) have kept a lid on long-term rates - even as the Federal Reserve keeps up its pressure on short-term rates.

The persistence of a low yield on the 10-year Treasury has not prevented some retrenchment in the corporate and high yield bond markets. In 2005, unlike recent years, these sectors have not enjoyed a buoyant equity market and face mild concerns about a turn in the credit cycle. As treasuries (measured by the Merrill Lynch U.S. Treasury Master Bond Index) returned 3.2% for the first half of 2005, corporate bonds (Merrill Lynch U.S. Corporate Master Bond Index) returned 2.5%, and high yield (Merrill Lynch U.S. High Yield Master Bond II Index) only 1.2%.

Continuing the upward trend of 2004, oil prices have climbed to all time highs. The Federal Reserve persists in its rate tightening. The U.S. is experiencing huge deficits. International security concerns remain an issue. Nonetheless, the U.S. continues to enjoy what has been dubbed a "Goldilocks" economy - not too hot, not too cold. The growth in corporate earnings that has driven the equity markets for several years is slowing but still positive. Against this backdrop, the S&P 500 Index has posted a small loss of 0.8% for the first six months of the year.

Opportunities to add value have been rather limited. Energy, utilities and health care, which are the only sectors that significantly outperformed the S&P, do not offer portfolio managers much ability to select a properly diversified portfolio. Performance differences by market capitalization and style were rather narrow. Midcap value stocks (Russell Midcap Value Index) were tops, returning 5.5%, and small cap growth stocks (Russell 2000 Growth Index) were worst, losing 3.6%.

Investors looking for a resurgence of larger cap growth and technology stocks continue to be frustrated by the market's enduring value bias. Those looking for a rotation to higher quality stocks have seen them perform on a par with the broader market. Lower risk (low beta) stocks and stocks with more reasonable valuations (low P/E) have had good relative performance.

International equities in the developed markets (where equity valuations are lower than the U.S., but economic activity is lagging) have not fared much differently. The MSCI EAFE Index is off 0.9%, almost in lockstep with the S&P 500 Index.

The forgoing comments set the stage for what follows. On subsequent pages we offer comments on each of the individual portfolios of the Trust, penned by the sub-advisors that manage them on a day-to-day basis. These will give you a more detailed view of the factors that shaped performance for the first half of 2005. Thank you for the chance to serve your investment needs and for your continued confidence.


Roszel Advisors, LLC.                          MLIG Variable Insurance Trust

/s/ John R. Manetta                            /s/ Michael P. Cogswell

John R. Manetta                                Michael P. Cogswell
President and Chief Investment Officer         President

   THE VIEWS EXPRESSED IN THE "PORTFOLIO MANAGER'S COMMENTARY" FOR EACH PORTFOLIO OF THE TRUST ARE THOSE OF THE PORTFOLIO'S INVESTMENT MANAGER AND ARE NOT NECESSARILY THE OPINIONS OF ROSZEL ADVISORS, LLC OR THE INVESTMENT MANAGER OF ANY OTHER PORTFOLIO OF THE TRUST. THE VIEWS AND PORTFOLIO HOLDINGS ARE AS OF JUNE 30, 2005, AND MAY HAVE CHANGED SINCE THAT DATE.

   IN ADDITION TO HISTORICAL INFORMATION, THE PORTFOLIO MANAGER'S COMMENTARY FOR A PORTFOLIO MAY INCLUDE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS MAY DISCUSS THE IMPACT OF DOMESTIC AND FOREIGN MARKETS, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS, AND GOVERNMENTAL REGULATIONS OF THE PORTFOLIO AND ITS HOLDINGS. SUCH STATEMENTS ARE SUBJECT TO UNCERTAINTY AND THE IMPACT ON A PORTFOLIO MAY BE MATERIALLY DIFFERENT FROM WHAT IS DESCRIBED HEREIN. THE INVESTMENT MANAGER OF A PORTFOLIO HAS NO OBLIGATION TO UPDATE OR REVISE THESE STATEMENTS.

   INVESTMENT IN A PORTFOLIO OF THE TRUST IS SUBJECT TO INVESTMENT RISK, INCLUDING LOSS OF PRINCIPAL. FOR A DETAILED DESCRIPTION OF THE RISKS ASSOCIATED WITH A PARTICULAR PORTFOLIO, PLEASE REFER TO THE PROSPECTUS FOR THE TRUST.

TABLE OF CONTENTS

PORTFOLIO EXPENSES, PORTFOLIO MANAGER'S COMMENTARY, PERFORMANCE INFORMATION,
   PORTFOLIO SUMMARY AND SCHEDULE OF INVESTMENTS:

   Notes to Performance Information                                                 4

   About Your Portfolio's Expenses                                                  5

   Roszel/Lord Abbett Affiliated Portfolio                                          7
   Roszel/Allianz CCM Capital Appreciation Portfolio                               13
   Roszel/Lord Abbett Mid Cap Value Portfolio                                      17
   Roszel/Seligman Mid Cap Growth Portfolio                                        22
   Roszel/Allianz NFJ Small Cap Value Portfolio                                    28
   Roszel/JP Morgan Small Cap Growth Portfolio                                     32
   Roszel/Delaware Trend Portfolio                                                 37
   Roszel/Lord Abbett Bond Debenture Portfolio                                     41

STATEMENTS OF ASSETS AND LIABILITIES                                               49

STATEMENTS OF OPERATIONS                                                           51

STATEMENTS OF CHANGES IN NET ASSETS                                                53

FINANCIAL HIGHLIGHTS                                                               57

NOTES TO FINANCIAL STATEMENTS                                                      62

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS                                67

MLIG VARIABLE INSURANCE TRUST
NOTES TO PERFORMANCE INFORMATION

Performance information for each Portfolio of the MLIG Variable Insurance Trust as shown on the following pages, compares each Portfolio's performance to that of one or more broad-based securities indexes. The indexes are unmanaged, not subject to fees and expenses associated with actively-managed mutual funds and not available for direct investment. Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for each Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements, if any (see Notes to Financial Statements). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. Past results shown should not be considered a representation of future performance.

DESCRIPTION OF SECURITIES INDEXES

MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX consists of all
U.S.-dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and maturing over one year. The quality rating is less than BBB.

RUSSELL 1000 INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

RUSSELL 1000 GROWTH INDEX measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000 VALUE INDEX measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2000 GROWTH INDEX measures the performance of the small-cap growth segment of the U.S. equity universe.

RUSSELL 2000 VALUE INDEX measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500 INDEX measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2500 GROWTH INDEX measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 3000 INDEX is a broad market index, which represents approximately 98% of the U.S. equity market.

RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index.

RUSSELL MIDCAP GROWTH INDEX measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values.

RUSSELL MIDCAP VALUE INDEX measures the performance of companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

S&P SMALL CAP 600/BARRA GROWTH INDEX is constructed by dividing the stocks in the S&P 500 Index according to a single attribute: price-to-book ratio. The Index represents companies with higher price-to-book ratios.

MLIG VARIABLE INSURANCE TRUST
ABOUT YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

Each Portfolio of the Trust serves as an investment option for variable annuity or variable life insurance contract owners ("contract investment options"). As a contract owner investing in a Portfolio, you incur ongoing Portfolio costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other contract investment options.

The examples below are based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2005 and held for the entire six-month period. The examples do not reflect variable annuity or variable life insurance contract fees and charges, such as sales charges (loads), insurance charges or administrative charges ("contract fees and charges"). If contract fees and charges were included, the costs shown would be higher.

BASED ON ACTUAL PORTFOLIO RETURN

The section below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the Portfolio expenses you paid on your account during this period.

                                                         BEGINNING       ENDING    EXPENSES PAID    ANNUALIZED
                                                          ACCOUNT       ACCOUNT    DURING PERIOD*    SIX-MONTH
                                                           VALUE         VALUE        1/1/05-         EXPENSE
                                                          1/1/05        6/30/05       6/30/05          RATIO
                                                       ------------  ------------  --------------   ----------
   Roszel/Lord Abbett Affiliated Portfolio             $   1,000.00  $     968.60  $         5.27         1.08%
   Roszel/Allianz CCM Capital Appreciation Portfolio       1,000.00      1,013.20            5.29         1.06
   Roszel/Lord Abbett Mid Cap Value Portfolio              1,000.00      1,023.20            5.77         1.15
   Roszel/Seligman Mid Cap Growth Portfolio                1,000.00      1,028.60            5.28         1.05
   Roszel/Allianz NFJ Small Cap Value Portfolio            1,000.00      1,046.20            5.73         1.13
   Roszel/JP Morgan Small Cap Growth Portfolio             1,000.00        983.00            6.15         1.25
   Roszel/Delaware Trend Portfolio                         1,000.00        952.90            5.52         1.14
   Roszel/Lord Abbett Bond Debenture Portfolio             1,000.00        995.80            5.44         1.10

----------
   * THESE CALCULATIONS ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL HALF-YEAR. THE DOLLAR AMOUNTS SHOWN AS "EXPENSES PAID DURING PERIOD" ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

BASED ON HYPOTHETICAL RETURN

The section below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information to compare the ongoing costs of investing in the Portfolio and other contract investment options. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other contract investment options.

                                                        BEGINNING      ENDING       EXPENSES PAID   ANNUALIZED
                                                         ACCOUNT       ACCOUNT     DURING PERIOD*    SIX-MONTH
                                                          VALUE         VALUE          1/1/05-       EXPENSE
                                                          1/1/05       6/30/05         6/30/05        RATIO
                                                       ------------  ------------  --------------   ----------
   Roszel/Lord Abbett Affiliated Portfolio             $   1,000.00  $   1,019.44  $         5.41         1.08%
   Roszel/Allianz CCM Capital Appreciation Portfolio       1,000.00      1,019.54            5.31         1.06
   Roszel/Lord Abbett Mid Cap Value Portfolio              1,000.00      1,019.09            5.76         1.15
   Roszel/Seligman Mid Cap Growth Portfolio                1,000.00      1,019.59            5.26         1.05
   Roszel/Allianz NFJ Small Cap Value Portfolio            1,000.00      1,019.19            5.66         1.13
   Roszel/JP Morgan Small Cap Growth Portfolio             1,000.00      1,018.60            6.26         1.25
   Roszel/Delaware Trend Portfolio                         1,000.00      1,019.14            5.71         1.14
   Roszel/Lord Abbett Bond Debenture Portfolio             1,000.00      1,019.34            5.51         1.10

----------
   * THESE CALCULATIONS ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL HALF-YEAR. THE DOLLAR AMOUNTS SHOWN AS "EXPENSES PAID DURING PERIOD" ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET REVIEW

   Under the weight of waning fiscal stimulus and rising energy prices, real Gross Domestic Product (GDP) moderated during the first half of 2005 to about a 3.7% annualized rate from a 4.4% rate in 2004. Contributing to this still above-trend growth rate of economic activity, consumer spending during the first half grew slightly faster than its 30-year average, business spending expanded at near double-digit rates, while residential housing demand surged on continued declines in mortgage rates. Although corporate fundamentals remained strong, this modest economic slowing, rising energy prices, and increasing short-term interest rates raised investor concerns so that in the six-month period ended June 30, 2005, equities were caught in a sea of confluences and drifted marginally lower.

   Perhaps the most significant development in the first half of 2005 was the flattening of the yield curve, the distribution of U.S. Treasury bond yields across maturities. Federal Reserve Board (the Fed) Chairman Alan Greenspan now famously referred to the failure of long-term yields to adjust upward with the Fed's tightening campaign as a "conundrum." Specifically, although the Fed raised short-rates 100 basis points, long-term yields declined by about 25 basis points. So although the Fed desired to extract excess liquidity from the economy, borrowing costs actually fell.

   With the decline in long-term yields, mortgages rates also softened, which lifted housing demand. The surge in residential investments sent median home prices soaring at the fastest rate in 25 years. Ultimately, fears of a real estate bubble helped to pare equity gains despite the still-strong economy and corporate earnings reports. Indeed, were it not for steady earnings growth and the surging corporate cash flows that accompanied them, equities would surely have suffered more under the weight of such concerns. As it is, these still-positive fundamentals allowed the market, later in the second quarter, to rebound almost enough to recover its earlier losses.

   Using the S&P 500 Index as a proxy, the preliminary figures on corporate earnings show an expansion of some 15% from year-ago levels, significantly outstripping its lagging equity prices, bringing down its price-to-earnings ratio to the lowest level since 1997, and developing good value, especially relative to still low yields in the bond market. In the first two months of 2005, surging crude prices lifted the earnings of energy companies and their equities. Interestingly, the utilities sector, which tends to outperform in periods of economic weakness, was the second best performing sector in the large-cap dominated S&P 500 Index. And although consumer spending grew unrelentingly in the face of a series of adverse shocks, consumer discretionary stocks stumbled, effectively ignoring the consumer's vitality. The worst performing sector was clearly materials, as the cost of raw goods eroded the earnings power of their otherwise robust revenue growth. Correspondingly, risk-averse investors and their value bias fared much better than those seeking to capture a premium over the undervalued market by purchasing "growthier" names. In a clear shift to dividends and defensive sectors, mid-caps dominated the capitalization spectrum, trailed by large-caps, and then small-caps.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

   Stock selection within the producer durables sector detracted from performance relative to the Russell 1000 Value Index during the six-month period ended June 30, 2005. Stocks within this sector were negatively affected due to the impact of high energy costs and concerns among some about a possible economic slowdown. These concerns are reflected in stock prices and are somewhat overdone. Early in the six-month period ended June 30, 2005, Deere (2.2% of Portfolio weighting) met profit expectations, but concerns (which we do not embrace) arose about the sustainability of current strong farm equipment sales. Xerox (0.9% of Portfolio weighting) did not meet first quarter profit expectations due to declines in equipment sales, but recovered recently on analyst upgrades. Within the utilities sector, Comcast (1.4% of Portfolio weighting) hurt performance as shares fell early in the second quarter due to a lowered earnings forecast and the acquisition of Adelphia. In addition, the Portfolio's overweight within the materials sector and underweight within the integrated oils sector, relative to the index, hurt performance.

   Stock selection within the information technology sector contributed positively to performance during the six-month period ended June 30, 2005. Apple Computer (0.0% of Portfolio weighting) and Motorola (1.8% of Portfolio weighting) both experienced strong product sales. Stock selection within the auto and transportation sector also helped performance where the Portfolio avoided the worst falls of the autos during the middle of the six-month period ended June 30, 2005.

   In looking forward, we anticipate an environment with pockets of real strength and others of weakness. Overall profits will continue their upward trend, but specific industries and companies are doing far better than some that have suffered disappointments. Today's environment is a very mixed picture, and we have had our portion of good investments as well as other companies that have stumbled.

   The Portfolio holds many companies marked by limited capacity in the face of rising final demand for their products. This translates into pricing power, and pricing power generally leads to higher earnings and stock prices, especially if coupled with cheap stocks. At the same time we continue to reduce exposure in industries and companies that are over earning and have excess capacity. Banks are a particular case in point.

   Many companies in the Portfolio are seriously under earning relative to their potential and catalysts are in place, such as new management, that may lead to real improvement in profits. These are unique pockets of opportunity that may pay off well. Among these are industrial and capital goods companies, together with some materials companies. Despite overcapacity within the information technology sector, there are some select opportunities where new but proven management is at the helm and hard at work to potentially raise profitability.

   Health care was the largest sector weighting at the end of the second quarter. Historically, good quality health care companies tended to sell at high prices and growth valuations. Today, the opposite is true. A drought in new product introductions, patent expirations, product recalls, and various other well publicized events have occurred, driving valuations down to levels unseen for decades. Not well publicized are enormous research efforts that have tended over time to yield important new therapies, leading to major profit gains. Investors can buy high quality pharmaceutical companies today at valuations below many regulated electric utilities. This is a unique and an extraordinary investment opportunity in our view.

   THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, LORD, ABBETT & CO. LLC.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                              SINCE
                                                  SIX MONTHS++   ONE YEAR   INCEPTION+
                                                  ------------   --------   ----------
Roszel/Lord Abbett Affiliated Portfolio              (3.14)%       5.12%      13.10%
S&P 500 Index                                        (0.81)%       6.32%      14.86%
Russell 1000 Value Index                              1.76%       14.06%      20.18%

----------
*  SEE NOTES TO PERFORMANCE INFORMATION.
+  MAY 1, 2003.
++ NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                                  PERCENTAGE
TOP TEN HOLDINGS**              OF NET ASSETS
---------------------------     -------------
Exxon Mobil Corp.                    6.2%
General Electric Co.                 3.0
Pfizer, Inc.                         2.7
Wyeth                                2.5
Kraft Foods, Inc. (Class A)          2.3
Novartis AG, ADR                     2.2
Deere & Co.                          2.2
Schlumberger Ltd.                    2.1
Newmont Mining Corp.                 2.0
JPMorgan Chase & Co.                 1.9
---------------------------     -------------
  Total                             27.1%

                                  PERCENTAGE
HOLDINGS BY SECTOR              OF NET ASSETS
---------------------------     -------------
Health Care                         17.0%
Industrials                         17.0
Consumer Staples                    13.6
Financials                          10.8
Energy                              10.2
Materials                            9.8
Information Technology               7.4
Consumer Discretionary               5.4
Telecommunication Services           4.4
Utilities                            1.0
Other#                               3.4
---------------------------     -------------
  Total                            100.0%

----------
** EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.
#  OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
   ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)        (IN U.S. DOLLARS)

                                                       SHARES          VALUE
                                                     ----------   ---------------
COMMON STOCKS--96.6%
CONSUMER DISCRETIONARY--5.4%
HOUSEHOLD DURABLES--0.6%
Newell Rubbermaid, Inc.                                   9,837   $       234,514
                                                                  ---------------
MEDIA--4.4%
Comcast Corp. (Class A Non-Voting) *                     18,344           549,403
Tribune Co.                                               9,847           346,418
Viacom, Inc. (Class B)                                    5,914           189,366
Walt Disney Co.                                          23,383           588,784
                                                                  ---------------
                                                                        1,673,971
                                                                  ---------------
TEXTILES, APPAREL & LUXURY GOODS--0.4%
Nike, Inc. (Class B)                                      1,764           152,762
                                                                  ---------------
   TOTAL CONSUMER DISCRETIONARY                                         2,061,247
                                                                  ---------------
CONSUMER STAPLES--13.6%
BEVERAGES--2.3%
Diageo plc, ADR                                           3,504           207,787
PepsiCo, Inc.                                            12,697           684,749
                                                                  ---------------
                                                                          892,536
                                                                  ---------------
FOOD & STAPLES RETAILING--3.6%
CVS Corp.                                                13,300           386,631
Kroger Co. (The) *                                       34,000           647,020
Wal-Mart Stores, Inc.                                     6,700           322,940
                                                                  ---------------
                                                                        1,356,591
                                                                  ---------------
FOOD PRODUCTS--3.6%
Campbell Soup Co.                                         6,600           203,082
H.J. Heinz Co.                                            7,500           265,650
Kraft Foods, Inc. (Class A)                              27,934           888,581
                                                                  ---------------
                                                                        1,357,313
                                                                  ---------------
HOUSEHOLD PRODUCTS--2.7%
Clorox Co.                                                4,800           267,456
Kimberly-Clark Corp.                                      6,600           413,094
Procter & Gamble Co.                                      6,600           348,150
                                                                  ---------------
                                                                        1,028,700
                                                                  ---------------
PERSONAL PRODUCTS--1.4%
Gillette Co. (The)                                       10,949           554,348
                                                                  ---------------
   TOTAL CONSUMER STAPLES                                               5,189,488
                                                                  ---------------
ENERGY--10.2%
ENERGY EQUIPMENT & SERVICES--3.5%
Baker Hughes, Inc.                                       10,497           537,027
Schlumberger Ltd.                                        10,677           810,811
                                                                  ---------------
                                                                        1,347,838
                                                                  ---------------
OIL & GAS--6.7%
El Paso Corp.                                            16,400           188,928
Exxon Mobil Corp.                                        40,844         2,347,305
                                                                  ---------------
                                                                        2,536,233
                                                                  ---------------
   TOTAL ENERGY                                                         3,884,071
                                                                  ---------------
FINANCIALS--10.8%
CAPITAL MARKETS--2.2%
Bank of New York Co., Inc. (The)                         15,644   $       450,234
Goldman Sachs Group, Inc.                                 2,619           267,190
Mellon Financial Corp.                                    4,665           133,839
                                                                  ---------------
                                                                          851,263
                                                                  ---------------
COMMERCIAL BANKS--2.3%
Bank of America Corp.                                    11,296           515,211
Marshall & Ilsley Corp.                                   3,400           151,130
Wachovia Corp.                                            4,302           213,379
                                                                  ---------------
                                                                          879,720
                                                                  ---------------
DIVERSIFIED FINANCIAL SERVICES--3.6%
Citigroup, Inc.                                          12,324           569,738
JPMorgan Chase & Co.                                     20,653           729,464
Mitsubishi Tokyo Financial Group, Inc., ADR              10,300            87,344
                                                                  ---------------
                                                                        1,386,546
                                                                  ---------------
INSURANCE--2.7%
Aflac, Inc.                                               1,600            69,248
American International Group, Inc.                        8,359           485,658
Chubb Corp.                                               1,000            85,610
Hartford Financial Services Group, Inc.                   5,015           375,022
                                                                  ---------------
                                                                        1,015,538
                                                                  ---------------
   TOTAL FINANCIALS                                                     4,133,067
                                                                  ---------------
HEALTH CARE--17.0%
BIOTECHNOLOGY--0.7%
MedImmune, Inc. *                                         9,500           253,840
                                                                  ---------------
HEALTH CARE EQUIPMENT & SUPPLIES--2.1%
Baxter International, Inc.                               19,418           720,408
Guidant Corp.                                             1,200            80,760
                                                                  ---------------
                                                                          801,168
                                                                  ---------------
HEALTH CARE PROVIDERS & SERVICES--2.2%
Cardinal Health, Inc.                                     9,905           570,330
CIGNA Corp.                                               2,500           267,575
                                                                  ---------------
                                                                          837,905
                                                                  ---------------
PHARMACEUTICALS--12.0%
Bristol-Myers Squibb Co.                                 10,296           257,194
GlaxoSmithKline plc, ADR                                 11,700           567,567
Johnson & Johnson                                         4,100           266,500
Merck & Co., Inc.                                         9,801           301,871
Novartis AG, ADR                                         17,622           835,988
Pfizer, Inc.                                             37,200         1,025,976
Schering-Plough Corp.                                    20,222           385,431
Wyeth                                                    20,994           934,233
                                                                  ---------------
                                                                        4,574,760
                                                                  ---------------
   TOTAL HEALTH CARE                                                    6,467,673
                                                                  ---------------

See Notes to Financial Statements.

                                                       SHARES          VALUE
                                                    -----------   ---------------
INDUSTRIALS--17.0%
AEROSPACE & DEFENSE--2.2%
General Dynamics Corp.                                    2,900   $       317,666
Honeywell International, Inc.                             8,200           300,366
Raytheon Co.                                              5,800           226,896
                                                                  ---------------
                                                                          844,928
                                                                  ---------------
AIR FREIGHT & LOGISTICS--0.9%
United Parcel Service, Inc. (Class B)                     4,800           331,968
                                                                  ---------------
COMMERCIAL SERVICES & SUPPLIES--1.2%
Waste Management, Inc.                                   15,601           442,132
                                                                  ---------------
CONSTRUCTION & ENGINEERING--0.4%
Fluor Corp.                                               2,400           138,216
                                                                  ---------------
ELECTRICAL EQUIPMENT--1.0%
Emerson Electric Co.                                      6,367           398,765
                                                                  ---------------
INDUSTRIAL CONGLOMERATES--3.7%
General Electric Co.                                     33,300         1,153,845
Tyco International Ltd.                                   8,920           260,464
                                                                  ---------------
                                                                       1,414,309
                                                                  ---------------
MACHINERY--6.0%
Caterpillar, Inc.                                         3,871           368,945
Deere & Co.                                              12,506           819,018
Eaton Corp.                                               3,952           236,725
Illinois Tool Works, Inc.                                 1,617           128,843
Pall Corp.                                                5,300           160,908
Parker Hannifin Corp.                                     9,313           577,499
                                                                  ---------------
                                                                        2,291,938
                                                                  ---------------
ROAD & RAIL--1.6%
Canadian National Railway Co.                             3,799           219,012
Union Pacific Corp.                                       5,946           385,301
                                                                  ---------------
                                                                          604,313
                                                                  ---------------
   TOTAL INDUSTRIALS                                                    6,466,569
                                                                  ---------------
INFORMATION TECHNOLOGY--7.4%
COMMUNICATIONS EQUIPMENT--1.8%
Motorola, Inc.                                           37,673           687,909
                                                                  ---------------
COMPUTERS & PERIPHERALS--2.1%
EMC Corp. *                                              27,091           371,418
Hewlett-Packard Co.                                      18,600           437,286
                                                                  ---------------
                                                                          808,704
                                                                  ---------------
IT SERVICES--1.2%
Automatic Data Processing, Inc.                           9,000           377,730
Electronic Data Systems Corp.                             4,300            82,775
                                                                  ---------------
                                                                          460,505
                                                                  ---------------
OFFICE ELECTRONICS--0.9%
Xerox Corp. *                                            24,109           332,463
                                                                  ---------------
SOFTWARE--1.4%
BEA Systems, Inc. *                                       2,600   $        22,828
Microsoft Corp.                                          20,900           519,156
                                                                  ---------------
                                                                          541,984
                                                                  ---------------
   TOTAL INFORMATION TECHNOLOGY                                         2,831,565
                                                                  ---------------
MATERIALS--9.8%
CHEMICALS--4.3%
E.l. Du Pont de Nemours & Co.                            16,240           698,483
Monsanto Co.                                              4,736           297,752
Potash Corp. of Saskatchewan, Inc.                        1,878           179,499
Praxair, Inc.                                             9,308           433,753
                                                                  ---------------
                                                                        1,609,487
                                                                  ---------------
METALS & MINING--3.7%
Alcoa, Inc.                                               9,817           256,518
Barrick Gold Corp.                                       16,100           402,983
Newmont Mining Corp.                                     19,459           759,485
                                                                  ---------------
                                                                        1,418,986
                                                                  ---------------
PAPER & FOREST PRODUCTS--1.8%
International Paper Co.                                  22,978           694,165
                                                                  ---------------
   TOTAL MATERIALS                                                      3,722,638
                                                                  ---------------
TELECOMMUNICATION SERVICES--4.4%
DIVERSIFIED TELECOMMUNICATION SERVICES--4.4%
BellSouth Corp.                                           6,800           180,676
SBC Communications, Inc.                                 23,787           564,941
Sprint Corp.                                             10,600           265,954
Verizon Communications, Inc.                             18,762           648,227
                                                                  ---------------
   TOTAL TELECOMMUNICATION SERVICES                                     1,659,798
                                                                  ---------------
UTILITIES--1.0%
ELECTRIC UTILITIES--1.0%
Ameren Corp.                                                700            38,710
PG&E Corp.                                                1,300            48,802
Progress Energy, Inc.                                     4,888           221,133
Southern Co. (The)                                        1,700            58,939
                                                                  ---------------
   TOTAL UTILITIES                                                        367,584
                                                                  ---------------
TOTAL COMMON STOCKS
(Cost--$35,036,153)                                                    36,783,700
                                                                  ---------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                    -----------
SHORT-TERM SECURITIES--3.8%
REPURCHASE AGREEMENT **--3.8%
Nomura Securities International, Inc.,
   3.05%, dated 06/30/05,
   due 07/01/05, total to be
   received $1,438,844
   (Cost--$1,438,722)                               $ 1,438,722         1,438,722
                                                                  ---------------
TOTAL INVESTMENTS--100.4%
(Cost--$36,474,875)                                                    38,222,422
OTHER LIABILITIES IN EXCESS OF ASSETS--(0.4)%                            (167,291)
                                                                  ---------------
NET ASSETS--100.0%                                                $    38,055,131
                                                                  ===============

See Notes to Financial Statements.

----------
*  NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR
   AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET CONDITIONS.

   Stocks endured significant volatility over the first half of 2005 as investors tried to reconcile rising interest rates, high oil prices and concerns over economic growth with continually strong corporate earnings, resilient domestic GDP and low inflation. Positive sentiment took hold in mid-April and equities staged a modest rally through the end of the quarter. For the six month period the broad equity market, as measured by the S&P 500 Index was down -.81%. The U.S. dollar rallied against other major currencies and as a result the MSCI EAFE Index performed in line with the S&P 500 Index despite strong local currency returns from foreign stocks. Value investing as measured by the S&P 500 Value Index outperformed growth investing as measured by the S&P 500 Growth Index .09% versus -1.73%. In a reversal of recent trends, large capitalization stocks outperformed small caps and the best performing equity asset class was mid caps with the Russell Midcap Index returning 3.92%.

   The energy sector was the market's best performer over the first half as rising oil prices continued to fuel earnings growth for a host of energy-related companies. Conversely, information technology, despite a rally towards the end of the half, was the worst performing sector as concerns over the direction of the economy plagued cyclical sectors the most. Contrary to market sentiment, earnings and valuations in the technology sector remain attractive.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

   The Roszel/Allianz CCM Capital Appreciation Portfolio handily outperformed its benchmark for the six-month period ended June 30, 2005. The Portfolio was up 1.32% while the S&P 500 Index was down .81% over the same time period. Strong stock selection and a modest overweighting of the consumer discretionary sector was a key contributor to portfolio performance during the first half. Retailers such as J.C. Penney, Abercrombie & Fitch and Coach as well as resort operators such as Starwood Hotel & Resort and MGM Mirage performed particularly well.

   Stock selection in the health care sector was another contributor to performance in the first half. Stocks in a variety of health care sub sectors outperformed including Aetna (insurance), Genentech (biotechnology), and Johnson & Johnson (healthcare products). Overall, the health care sector was one of the best performing sectors of the market in the first half.

   Conversely, stock selection in the industrials sector detracted from portfolio performance. A number of the poor performers were sold during the first half and exposure to the sector overall has been reduced significantly. However, aerospace and defense stocks remain a prominent theme.

   THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, ALLIANZ CADENCE CAPITAL MANAGEMENT LLC.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                              SINCE
                                                  SIX MONTHS++   ONE YEAR   INCEPTION+
                                                  ------------   --------   ----------
Roszel/Allianz CCM Capital Appreciation
   Portfolio                                          1.32%       11.14%      14.95%
S&P 500 Index                                        (0.81)%       6.32%      14.86%
Russell 1000 Index                                    0.11%        7.93%      16.06%

----------
*  SEE NOTES TO PERFORMANCE INFORMATION.
+  MAY 1, 2003.
++ NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                                  PERCENTAGE
TOP TEN HOLDINGS**               OF NET ASSETS
-----------------------------    -------------
Bank of America Corp.                 2.0%
Microsoft Corp.                       1.8
Procter & Gamble Co.                  1.6
UnitedHealth Group, Inc.              1.6
Boeing Co. (The)                      1.6
WellPoint, Inc.                       1.5
Corning, Inc.                         1.5
D.R. Horton, Inc.                     1.5
Prudential Financial, Inc.            1.4
Dell, Inc.                            1.4
-----------------------------    -------------
  Total                              15.9%

                                   PERCENTAGE
HOLDINGS BY SECTOR               OF NET ASSETS
-----------------------------    -------------
Information Technology               20.0%
Health Care                          19.2
Financials                           16.6
Consumer Discretionary               15.3
Energy                               10.0
Industrials                           8.2
Materials                             3.6
Consumer Staples                      2.5
Utilities                             2.5
Telecommunication Services            1.3
Other#                                0.8
-----------------------------    -------------
  Total                             100.0%

----------
** EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.
#  OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER ASSETS LESS LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)        (IN U.S. DOLLARS)

                                                         SHARES           VALUE
                                                     -------------   ---------------
COMMON STOCKS--99.2%
CONSUMER DISCRETIONARY--15.3%
HOTELS, RESTAURANTS & LEISURE--3.2%
Marriott International, Inc. (Class A)                      25,100   $     1,712,322
MGM MIRAGE *                                                45,000         1,781,100
Starwood Hotels & Resorts Worldwide, Inc.                   35,400         2,073,378
                                                                     ---------------
                                                                           5,566,800
                                                                     ---------------
HOUSEHOLD DURABLES--1.5%
D.R. Horton, Inc.                                           67,410         2,535,290
                                                                     ---------------
MEDIA--3.3%
McGraw-Hill Cos., Inc. (The)                                48,200         2,132,850
Time Warner, Inc. *                                        101,480         1,695,731
Walt Disney Co.                                             74,500         1,875,910
                                                                     ---------------
                                                                           5,704,491
                                                                     ---------------
MULTILINE RETAIL--2.3%
Federated Department Stores, Inc.                           25,460         1,865,709
J.C. Penney Co., Inc.                                       40,400         2,124,232
                                                                     ---------------
                                                                           3,989,941
                                                                     ---------------
SPECIALTY RETAIL--2.5%
Abercrombie & Fitch Co.                                     31,600         2,170,920
Sherwin-Williams Co. (The)                                  46,200         2,175,558
                                                                     ---------------
                                                                           4,346,478
                                                                     ---------------
TEXTILES, APPAREL & LUXURY GOODS--2.5%
Coach, Inc. *                                               59,680         2,003,457
Nike, Inc. (Class B)                                        26,200         2,268,920
                                                                     ---------------
                                                                           4,272,377
                                                                     ---------------
   TOTAL CONSUMER DISCRETIONARY                                           26,415,377
                                                                     ---------------
CONSUMER STAPLES--2.5%
FOOD PRODUCTS--0.9%
Hershey Foods Corp.                                         26,500         1,645,650
                                                                     ---------------
HOUSEHOLD PRODUCTS--1.6%
Procter & Gamble Co.                                        52,240         2,755,660
                                                                     ---------------
   TOTAL CONSUMER STAPLES                                                  4,401,310
                                                                     ---------------
ENERGY--10.0%
ENERGY EQUIPMENT & SERVICES--3.4%
Baker Hughes, Inc.                                          40,100         2,051,516
Halliburton Co.                                             39,000         1,864,980
Transocean, Inc. *                                          36,670         1,979,080
                                                                     ---------------
                                                                           5,895,576
                                                                     ---------------
OIL & GAS--6.6%
Apache Corp.                                                28,880         1,865,648
Burlington Resources, Inc.                                  34,800         1,922,352
ConocoPhillips                                              32,400         1,862,676
Devon Energy Corp.                                          36,900         1,870,092
Marathon Oil Corp.                                          36,700   $     1,958,679
Occidental Petroleum Corp.                                  23,960         1,843,243
                                                                     ---------------
                                                                          11,322,690
                                                                     ---------------
   TOTAL ENERGY                                                           17,218,266
                                                                     ---------------
FINANCIALS--16.6%
CAPITAL MARKETS--1.3%
Lehman Brothers Holdings, Inc.                              21,880         2,172,246
                                                                     ---------------
COMMERCIAL BANKS--4.1%
Bank of America Corp.                                       74,226         3,385,448
KeyCorp                                                     60,300         1,998,945
Wachovia Corp.                                              34,830         1,727,568
                                                                     ---------------
                                                                           7,111,961
                                                                     ---------------
DIVERSIFIED FINANCIAL SERVICES--1.4%
CIT Group, Inc.                                             55,000         2,363,350
                                                                     ---------------
INSURANCE--7.4%
ACE Ltd.                                                    49,000         2,197,650
Allstate Corp. (The)                                        34,710         2,073,922
Genworth Financial, Inc.                                    69,970         2,115,193
Hartford Financial Services Group, Inc.                     27,800         2,078,884
Progressive Corp. (The)                                     17,860         1,764,747
Prudential Financial, Inc.                                  38,000         2,495,080
                                                                     ---------------
                                                                          12,725,476
                                                                     ---------------
THRIFTS & MORTGAGE FINANCE--2.4%
Countrywide Financial Corp.                                 54,610         2,108,492
Washington Mutual, Inc.                                     51,420         2,092,280
                                                                     ---------------
                                                                           4,200,772
                                                                     ---------------
   TOTAL FINANCIALS                                                       28,573,805
                                                                     ---------------
HEALTH CARE--19.2%
BIOTECHNOLOGY--3.8%
Amgen, Inc. *                                               34,400         2,079,824
Genentech, Inc. *                                           30,000         2,408,400
Genzyme Corp. *                                             33,900         2,037,051
                                                                     ---------------
                                                                           6,525,275
                                                                     ---------------
HEALTH CARE EQUIPMENT & SUPPLIES--3.7%
CR Bard, Inc.                                               28,520         1,896,865
Fisher Scientific
   International, Inc. *                                    35,000         2,271,500
St. Jude Medical, Inc. *                                    51,380         2,240,682
                                                                     ---------------
                                                                           6,409,047
                                                                     ---------------
HEALTH CARE PROVIDERS & SERVICES--6.8%
Aetna, Inc.                                                 26,300         2,178,166
HCA, Inc.                                                   36,410         2,063,355
Triad Hospitals, Inc. *                                     38,720         2,115,661
UnitedHealth Group, Inc.                                    52,600         2,742,564
WellPoint, Inc. *                                           37,490         2,610,803
                                                                     ---------------
                                                                          11,710,549
                                                                     ---------------

See Notes to Financial Statements.

                                                         SHARES           VALUE
                                                     -------------   ---------------
PHARMACEUTICALS--4.9%
Allergan, Inc.                                              25,280   $     2,154,867
Barr Pharmaceuticals, Inc. *                                41,000         1,998,340
Johnson & Johnson                                           31,990         2,079,350
Wyeth                                                       50,870         2,263,715
                                                                     ---------------
                                                                           8,496,272
                                                                     ---------------
   TOTAL HEALTH CARE                                                      33,141,143
                                                                     ---------------
INDUSTRIALS--8.2%
AEROSPACE & DEFENSE--4.0%
Boeing Co. (The)                                            40,930         2,701,380
Lockheed Martin Corp.                                       32,850         2,130,980
Raytheon Co.                                                52,700         2,061,624
                                                                     ---------------
                                                                           6,893,984
                                                                     ---------------
ELECTRICAL EQUIPMENT--2.2%
Cooper Industries Ltd. (Class A)                            29,700         1,897,830
Emerson Electric Co.                                        30,500         1,910,215
                                                                     ---------------
                                                                           3,808,045
                                                                     ---------------
MACHINERY--0.9%
Ingersoll-Rand Co., Ltd. (Class A)                          21,300         1,519,755
                                                                     ---------------
ROAD & RAIL--1.1%
Burlington Northern Santa Fe Corp.                          41,000         1,930,280
                                                                     ---------------
   TOTAL INDUSTRIALS                                                      14,152,064
                                                                     ---------------
INFORMATION TECHNOLOGY--20.0%
COMMUNICATIONS EQUIPMENT--5.2%
Cisco Systems, Inc. *                                      106,010         2,025,851
Corning, Inc. *                                            154,400         2,566,128
Harris Corp.                                                70,900         2,212,789
Motorola, Inc.                                             117,840         2,151,759
                                                                     ---------------
                                                                           8,956,527
                                                                     ---------------
COMPUTERS & PERIPHERALS--4.0%
Apple Computer, Inc. *                                      53,900         1,984,059
Dell, Inc. *                                                62,300         2,461,473
EMC Corp. *                                                177,720         2,436,541
                                                                     ---------------
                                                                           6,882,073
                                                                     ---------------
INTERNET SOFTWARE & SERVICES--2.3%
VeriSign, Inc. *                                            70,600         2,030,456
Yahoo!, Inc. *                                              57,800         2,002,770
                                                                     ---------------
                                                                           4,033,226
                                                                     ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.1%
Intel Corp.                                                 91,600         2,387,096
National Semiconductor Corp.                               100,400         2,211,812
Texas Instruments, Inc.                                     87,600         2,458,932
                                                                     ---------------
                                                                           7,057,840
                                                                     ---------------
SOFTWARE--4.4%
Adobe Systems, Inc.                                         75,000         2,146,500
Microsoft Corp.                                            123,780         3,074,695
Oracle Corp. *                                             177,000         2,336,400
                                                                     ---------------
                                                                           7,557,595
                                                                     ---------------
   TOTAL INFORMATION TECHNOLOGY                                           34,487,261
                                                                     ---------------
MATERIALS--3.6%
CHEMICALS--1.1%
Dow Chemical Co. (The)                                      41,900   $     1,865,807
                                                                     ---------------
METALS & MINING--2.5%
Peabody Energy Corp.                                        40,200         2,092,008
Phelps Dodge Corp.                                          20,430         1,889,775
United States Steel Corp.                                   11,360           390,443
                                                                     ---------------
                                                                           4,372,226
                                                                     ---------------
   TOTAL MATERIALS                                                         6,238,033
                                                                     ---------------
TELECOMMUNICATION SERVICES--1.3%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.3%
Sprint Corp.                                                92,850         2,329,607
                                                                     ---------------
UTILITIES--2.5%
ELECTRIC UTILITIES--1.2%
TXU Corp.                                                   23,700         1,969,233
                                                                     ---------------
MULTI-UTILITIES & UNREGULATED POWER--1.3%
Duke Energy Corp.                                           77,800         2,312,994
                                                                     ---------------
   TOTAL UTILITIES                                                         4,282,227
                                                                     ---------------
TOTAL COMMON STOCKS
(Cost--$149,692,927)                                                     171,239,093
                                                                     ---------------

                                                       PRINCIPAL
                                                         AMOUNT
                                                     -------------
SHORT-TERM SECURITIES--0.7%
REPURCHASE AGREEMENT **--0.7%
Nomura Securities International, Inc.,
   3.05%, dated 06/30/05,
   due 07/01/05, total to be
   received $1,214,972
   (Cost--$1,214,869)                                $   1,214,869         1,214,869
                                                                     ---------------
TOTAL INVESTMENTS--99.9%
(Cost--$150,907,796)                                                     172,453,962
OTHER ASSETS LESS LIABILITIES--0.1%                                          113,566
                                                                     ---------------
NET ASSETS--100.0%                                                   $   172,567,528
                                                                     ===============

----------
*  NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR
   AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT MID CAP VALUE
PORTFOLIO PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET REVIEW

   Under the weight of waning fiscal stimulus and rising energy prices, real Gross Domestic Product (GDP) moderated during the first half of 2005 to about a 3.7% annualized rate from a 4.4% rate in 2004. Contributing to this still above-trend growth rate of economic activity, consumer spending during the first half grew slightly faster than its 30-year average, business spending expanded at near double-digit rates, while residential housing demand surged on continued declines in mortgage rates. Although corporate fundamentals remained strong, this modest economic slowing, rising energy prices, and increasing short-term interest rates raised investor concerns so that in the six-month period ended June 30, 2005, equities were caught in a sea of confluences and drifted marginally lower.

   Perhaps the most significant development in the first half of 2005 was the flattening of the yield curve, the distribution of U.S. Treasury bond yields across maturities. Federal Reserve Board (the Fed) Chairman Alan Greenspan now famously referred to the failure of long-term yields to adjust upward with the Fed's tightening campaign as a "conundrum." Specifically, although the Fed raised short-rates 100 basis points, long-term yields declined by about 25 basis points. So although the Fed desired to extract excess liquidity from the economy, borrowing costs actually fell.

   With the decline in long-term yields, mortgages rates also softened, which lifted housing demand. The surge in residential investments sent median home prices soaring at the fastest rate in 25 years. Ultimately, fears of a real estate bubble helped to pare equity gains despite the still-strong economy and corporate earnings reports. Indeed, were it not for steady earnings growth and the surging corporate cash flows that accompanied them, equities would surely have suffered more under the weight of such concerns. As it is, these still-positive fundamentals allowed the market, later in the second quarter, to rebound almost enough to recover its earlier losses.

   Using the S&P 500 Index as a proxy, the preliminary figures on corporate earnings show an expansion of some 15% from year-ago levels, significantly outstripping its lagging equity prices, bringing down its price-to-earnings ratio to the lowest level since 1997, and developing good value, especially relative to still low yields in the bond market. In the first two months of 2005, surging crude prices lifted the earnings of energy companies and their equities. Interestingly, the utilities sector, which tends to outperform in periods of economic weakness, was the second best performing sector in the large-cap dominated S&P 500 Index. And although consumer spending grew unrelentingly in the face of a series of adverse shocks, consumer discretionary stocks stumbled, effectively ignoring the consumer's vitality. The worst performing sector was clearly materials, as the cost of raw goods eroded the earnings power of their otherwise robust revenue growth. Correspondingly, risk-averse investors and their value bias fared much better than those seeking to capture a premium over the undervalued market by purchasing "growthier" names. In a clear shift to dividends and defensive sectors, mid-caps dominated the capitalization spectrum, trailed by large-caps, and then small-caps.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

   Stock selection and an overweight sector weighting within the materials sector combined to be the primary detractor to relative performance for the six-month period ended June 30, 2005. In particular, overweight positions within the paper and forest products and container industries hurt performance due to increased fears that a slower economy might lead to weakening demand for these products. The stock of Ball Corporation (1.6% of portfolio weighting) declined as analysts reduced forecasted earnings growth due to lower than expected demand for beverage cans.

   Stock selection within the information technology sector also hurt portfolio performance as Avaya, Inc. (0.9% of portfolio weighting) warned that 2005 results would fall short of revenue targets because of slower U.S. telephony equipment sales and disruption from a recent European acquisition.

   An overweight position within the strong performing other energy sector - specifically, the overweight position in the oil well equipment industry - was the primary contributor to portfolio performance. During this six-month period ending June 30, 2005, analysts raised earnings estimates for three portfolio holdings (Halliburton, 2.1% of Portfolio weighting; GlobalSantaFe, 2.1% of Portfolio weighting; and Pride International, Inc., 1.5% of Portfolio weighting) as pricing for oil field services continued to be strong.

   Also, the underweight position within the financials sector aided performance. Banks outside New York City were an underperforming industry group that the Portfolio avoided, thereby minimizing potential losses.

   We believe that we are in the middle of an economic expansion cycle, which is progressing unevenly across industries. There are pockets of supply/demand imbalances that are allowing some of our portfolio companies to raise prices, leading to rising profitability. These pockets include such diverse areas as oil field services, crop nutrients, and plywood. There are also some portfolio companies whose profitability is rising due to strong and/or improving demand for their offerings, such as security software, large-scale truck engines, and eye care solutions. Finally, there are individual company situations where extreme pessimism has created valuations that do not reflect improving fundamentals. We continue to find and invest the Portfolio's assets in all of these types of situations.

   THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, LORD, ABBETT & CO. LLC.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                              SINCE
                                                  SIX MONTHS++   ONE YEAR   INCEPTION+
                                                  ------------   --------   ----------
Roszel/Lord Abbett Mid Cap Value Portfolio            2.32%       16.44%      12.62%
S&P 500 Index                                        (0.81)%       6.32%       8.28%
Russell Midcap Value Index                            5.52%       21.80%      16.55%

----------
*  SEE NOTES TO PERFORMANCE INFORMATION.
+  JULY 1, 2002.
++ NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                              PERCENTAGE
TOP TEN HOLDINGS**           OF NET ASSETS
--------------------------   -------------
Eastman Chemical Co.              2.5%
EOG Resources, Inc.               2.3
Halliburton Co.                   2.1
GlobalSantaFe Corp.               2.1
Genuine Parts Co.                 2.1
Aetna, Inc.                       2.1
R.R. Donnelley & Sons Co.         2.1
Georgia-Pacific Corp.             2.0
Ameren Corp.                      2.0
Host Marriott Corp.               2.0
--------------------------   -------------
  Total                          21.3%

                              PERCENTAGE
HOLDINGS BY SECTOR           OF NET ASSETS
--------------------------   -------------
Consumer Discretionary           21.0%
Materials                        17.5
Financials                       13.5
Industrials                       8.7
Utilities                         8.1
Energy                            8.1
Information Technology            8.0
Health Care                       7.1
Consumer Staples                  3.6
Telecommunication Services        1.5
Other#                            2.9
--------------------------   -------------
  Total                         100.0%

----------
** EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.
#  OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
   ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)        (IN U.S. DOLLARS)

                                                         SHARES           VALUE
                                                     -------------   ---------------
COMMON STOCKS--97.1%
CONSUMER DISCRETIONARY--21.0%
AUTO COMPONENTS--1.7%
Dana Corp.                                                 190,400   $     2,857,904
                                                                     ---------------
DISTRIBUTORS--2.1%
Genuine Parts Co.                                           83,300         3,422,797
                                                                     ---------------
HOTELS, RESTAURANTS & LEISURE--1.7%
Brinker International, Inc. *                               49,100         1,966,455
Yum! Brands, Inc.                                           15,700           817,656
                                                                     ---------------
                                                                           2,784,111
                                                                     ---------------
HOUSEHOLD DURABLES--5.6%
American Greetings Corp. (Class A)                          70,500         1,868,250
Leggett & Platt, Inc.                                       72,500         1,927,050
Newell Rubbermaid, Inc.                                     76,300         1,818,992
Snap-On, Inc.                                               78,800         2,702,840
Tupperware Corp.                                            37,400           874,038
                                                                     ---------------
                                                                           9,191,170
                                                                     ---------------
MEDIA--3.9%
Interpublic Group of Cos., Inc. *                          227,891         2,775,712
R.H. Donnelley Corp. *                                      29,300         1,816,014
Westwood One, Inc.                                          93,600         1,912,248
                                                                     ---------------
                                                                           6,503,974
                                                                     ---------------
MULTILINE RETAIL--2.1%
Federated Department Stores, Inc.                           17,500         1,282,400
May Department Stores Co. (The)                             53,800         2,160,608
                                                                     ---------------
                                                                           3,443,008
                                                                     ---------------
SPECIALTY RETAIL--2.8%
Foot Locker, Inc.                                          116,500         3,171,130
OfficeMax, Inc.                                             49,600         1,476,592
                                                                     ---------------
                                                                           4,647,722
                                                                     ---------------
TEXTILES, APPAREL & LUXURY GOODS--1.1%
Tommy Hilfiger Corp. *                                     135,900         1,869,984
                                                                     ---------------
   TOTAL CONSUMER DISCRETIONARY                                           34,720,670
                                                                     ---------------
CONSUMER STAPLES--3.6%
FOOD & STAPLES RETAILING--0.7%
Safeway, Inc.                                               51,300         1,158,867
                                                                     ---------------
FOOD PRODUCTS--2.9%
Archer-Daniels-Midland Co.                                 129,000         2,758,020
Dean Foods Co. *                                            47,700         1,680,948
TreeHouse Foods, Inc. *                                      9,540           271,985
                                                                     ---------------
                                                                           4,710,953
                                                                     ---------------
   TOTAL CONSUMER STAPLES                                                  5,869,820
                                                                     ---------------
ENERGY--8.1%
ENERGY EQUIPMENT & SERVICES--5.8%
GlobalSantaFe Corp.                                         86,100         3,512,880
Halliburton Co.                                             73,700         3,524,334
Pride International, Inc. *                                102,400   $     2,631,680
                                                                     ---------------
                                                                           9,668,894
                                                                     ---------------
OIL & GAS--2.3%
EOG Resources, Inc.                                         66,000         3,748,800
                                                                     ---------------
   TOTAL ENERGY                                                           13,417,694
                                                                     ---------------
FINANCIALS--13.5%
INSURANCE--8.9%
ACE Ltd.                                                    11,500           515,775
Conseco, Inc. *                                            101,600         2,216,912
Everest Re Group Ltd.                                       31,800         2,957,400
Lincoln National Corp.                                      16,400           769,488
PartnerRe Ltd.                                              42,900         2,763,618
SAFECO Corp.                                                55,300         3,005,002
XL Capital Ltd. (Class A)                                   31,800         2,366,556
                                                                     ---------------
                                                                          14,594,751
                                                                     ---------------
REAL ESTATE--3.4%
Health Care Property Investors, Inc.                        20,300           548,912
Healthcare Realty Trust, Inc.                               45,600         1,760,616
Host Marriott Corp.                                        188,400         3,297,000
                                                                     ---------------
                                                                           5,606,528
                                                                     ---------------
THRIFTS & MORTGAGE FINANCE--1.2%
PMI Group, Inc. (The)                                       52,500         2,046,450
                                                                     ---------------
   TOTAL FINANCIALS                                                       22,247,729
                                                                     ---------------
HEALTH CARE--7.1%
HEALTH CARE EQUIPMENT & SUPPLIES--2.0%
Bausch & Lomb, Inc.                                         39,700         3,295,100
                                                                     ---------------
HEALTH CARE PROVIDERS & SERVICES--2.1%
Aetna, Inc.                                                 41,200         3,412,184
                                                                     ---------------
PHARMACEUTICALS--3.0%
King Pharmaceuticals, Inc. *                               260,400         2,713,368
Mylan Laboratories, Inc.                                   118,450         2,278,978
                                                                     ---------------
                                                                           4,992,346
                                                                     ---------------
   TOTAL HEALTH CARE                                                      11,699,630
                                                                     ---------------
INDUSTRIALS--8.7%
COMMERCIAL SERVICES & SUPPLIES--2.1%
R.R. Donnelley & Sons Co.                                   98,505         3,399,407
                                                                     ---------------
ELECTRICAL EQUIPMENT--1.6%
Hubbell, Inc. (Class B)                                     61,100         2,694,510
                                                                     ---------------
MACHINERY--3.4%
CNH Global NV                                               57,720         1,090,331
Cummins, Inc.                                               28,800         2,148,768
Timken Co.                                                 104,600         2,416,260
                                                                     ---------------
                                                                           5,655,359
                                                                     ---------------
TRADING COMPANIES & DISTRIBUTORS--1.6%
W.W. Grainger, Inc.                                         46,300         2,536,777
                                                                     ---------------
   TOTAL INDUSTRIALS                                                      14,286,053
                                                                     ---------------

See Notes to Financial Statements.

                                                         SHARES           VALUE
                                                     -------------   ---------------
INFORMATION TECHNOLOGY--8.0%
COMMUNICATIONS EQUIPMENT--1.6%
ADC Telecommunications, Inc. *                              13,800   $       300,426
Avaya, Inc. *                                              183,700         1,528,384
Tellabs, Inc. *                                             96,500           839,550
                                                                     ---------------
                                                                           2,668,360
                                                                     ---------------
IT SERVICES--2.1%
Computer Sciences Corp. *                                   34,800         1,520,760
Sabre Holdings Corp. (Class A)                              97,400         1,943,130
                                                                     ---------------
                                                                           3,463,890
                                                                     ---------------
SOFTWARE--4.3%
Cadence Design Systems, Inc. *                             179,200         2,447,872
McAfee, Inc. *                                             108,100         2,830,058
Sybase, Inc. *                                              99,700         1,829,495
                                                                     ---------------
                                                                           7,107,425
                                                                     ---------------
   TOTAL INFORMATION TECHNOLOGY                                           13,239,675
                                                                     ---------------
MATERIALS--17.5%
CHEMICALS--9.3%
Crompton Corp. *                                           179,900         2,545,585
Eastman Chemical Co.                                        74,900         4,130,735
Monsanto Co.                                                47,600         2,992,612
Mosiac Co. (The) *                                         183,200         2,850,592
Potash Corp. of Saskatchewan, Inc.                          29,900         2,857,842
                                                                     ---------------
                                                                          15,377,366
                                                                     ---------------
CONTAINERS & PACKAGING--3.6%
Ball Corp.                                                  74,300         2,671,828
Pactiv Corp. *                                             148,600         3,206,788
                                                                     ---------------
                                                                           5,878,616
                                                                     ---------------
PAPER & FOREST PRODUCTS--4.6%
Bowater, Inc.                                               55,800         1,806,246
Georgia-Pacific Corp.                                      106,026         3,371,627
MeadWestvaco Corp.                                          86,100         2,414,244
                                                                     ---------------
                                                                           7,592,117
                                                                     ---------------
   TOTAL MATERIALS                                                        28,848,099
                                                                     ---------------
TELECOMMUNICATION SERVICES--1.5%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.5%
CenturyTel, Inc.                                            51,400         1,779,982
PanAmSat Holding Corp.                                      32,800           672,728
                                                                     ---------------
   TOTAL TELECOMMUNICATION SERVICES                                        2,452,710
                                                                     ---------------
UTILITIES--8.1%
ELECTRIC UTILITIES--3.8%
Ameren Corp.                                                59,800         3,306,940
Northeast Utilities                                        110,100         2,296,686
Puget Energy, Inc.                                          32,000           748,160
                                                                     ---------------
                                                                           6,351,786
                                                                     ---------------
GAS UTILITIES--2.6%
NiSource, Inc.                                             112,300   $     2,777,179
Southwest Gas Corp.                                         58,000         1,479,580
                                                                     ---------------
                                                                           4,256,759
                                                                     ---------------
MULTI-UTILITIES & UNREGULATED POWER--1.7%
CMS Energy Corp. *                                         187,300         2,820,738
                                                                     ---------------
   TOTAL UTILITIES                                                        13,429,283
                                                                     ---------------
TOTAL COMMON STOCKS
(Cost--$121,422,785)                                                     160,211,363
                                                                     ---------------

                                                      PRINCIPAL
                                                        AMOUNT
                                                     -------------
SHORT-TERM SECURITIES--6.9%
REPURCHASE AGREEMENT **-- 6.9%
Nomura Securities International, Inc.,
   3.05%, dated 06/30/05,
   due 07/01/05, total to be
   received $11,370,616
   (Cost--$11,369,653)                               $  11,369,653        11,369,653
                                                                     ---------------
TOTAL INVESTMENTS--104.0%
(Cost--$132,792,438)                                                     171,581,016
OTHER LIABILITIES IN EXCESS OF ASSETS--(4.0)%                             (6,624,018)
                                                                     ---------------
NET ASSETS--100.0%                                                   $   164,956,998
                                                                     ===============

----------
*  NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR
   AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET CONDITIONS

   The economy remains firm in the face of rising interest rates and higher energy costs. While more rate hikes are likely, labor market conditions continue to gradually improve, and long-term inflation expectations remain well contained.

   On an absolute and relative basis, mid-cap growth stocks were quite strong during the first two quarters as the Russell Midcap Growth benchmark was the top performing growth benchmark within the Russell universe. More impressively, the Russell Midcap Growth Index out-performed the Russell 2000 Value Index and 3000 Value benchmarks.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

   The Roszel/Seligman Mid Cap Growth Portfolio out-performed the benchmark Russell Midcap Growth Index for the first half of 2005.

   The Portfolio, on average had a slight under-weight position in information technology versus the Russell Midcap Growth benchmark. However, the Portfolio's holdings in the group outperformed that same sector in the benchmark. As a result, information technology was the second best performing sector for the Portfolio relative to the benchmark. While the Portfolio, on average also maintained a slight under-weight position in consumer discretionary names versus the benchmark, the Portfolio's holdings also outperformed that same sector in the benchmark and the resulting effect was that it was the best performing sector for the Portfolio. The Portfolio's over-weight position and strong stock selection in consumer staples sector had a positive effect on the Portfolio. Health care remains the largest sector weight for the Portfolio. Positive sector selection was moderately offset by stock selection. Strong stock selection in the industrials sector offset our decision to overweight the sector. We maintain an under-weight position in energy due to valuation concerns, as energy has been one of the top performing sectors for the past couple of years. We also continue to maintain an under-weight position in financials, utilities, telecommunication services and basic materials, as we believe these sectors are properly suited for value style investors.

   The Portfolio remains positioned for growth with information technology, health care, consumer cyclical, and staples and industrials representing just over 86% of the Portfolio.

CONSUMER CYCLICALS AND STAPLES

   Consumer spending continues to remain strong in spite of Fed activity and record-high energy costs. This is encouraging as consumer spending represents approximately 2/3 of U.S. Gross Domestic Product. As of this writing, the U.S. unemployment rate fell to a 4-year low of 5% in June as the economy added 146,000 non-farm payroll jobs. Additionally, average hourly earnings are up 2.7% year over year, same store retail sales rose 5.4% over the same period while consumer confidence is at a three-year high. These factors as well as easy second half comparisons and attractive valuations paint a positive backdrop for consumer discretionary and staples equities. As such, we will maintain our position and may increase our exposure.

HEALTH CARE

   Our investment thesis in this sector is based on three factors: a strong pipeline of new products and encouraging news on drug trials; an improved regulatory environment; and increased merger and acquisition activity as large cap pharmaceutical companies look externally to increase their future growth potential. For these reasons, our investment in this sector is focused on biotech companies and specialty and generic pharmaceutical companies. We continue to believe that developing products, services and programs in the health care sector present promising opportunities for growth investors and we plan to maintain our overweight position.

INDUSTRIALS

   We have reduced our position in the Industrials space however we maintain a bullish position in the commercial aerospace, construction and engineering industry groups. In the commercial aerospace sub-sector, demand continues to outpace capacity and orders are backlogged. We also believe that pent up demand for construction projects around the globe auger well for engineering and construction concerns.

INFORMATION TECHNOLOGY

   We maintain the belief that economic growth is especially fundamental to growth in tech earnings, as such, the continued strength of the U.S. and global economy are key for technology stocks. As a percent of all U.S. capital equipment spending, spending on technology has risen steadily fashion from 15% in 1960 to just over 50% today, a historical peak. That means $1 of every $2 spent by U.S. companies on capital equipment goes to a technology company. While the macroeconomic backdrop as well as positive historical trends suggest tech should post strong performance, tech has endured a challenging first half in 2005. We believe that an eventual end to Federal Reserve rate increases as well as above average growth rates and attractive valuations, bode well for technology stocks and expect the sector to perform well over the balance of the year. It is worth noting that for 6 out of the past 7 years, information technology has rallied on average 46% in the second half of the year.

ENERGY

   Energy represents approximately 8.5% of the Russell Midcap Growth Index. While this sector is just the 6th largest in the ten-sector benchmark, the fact of the matter is that energy costs have an effect on every global economic sector. While global demand for oil and gas has increased with a strong global economy, world oil production has increased to 80 million barrels per day. That said, the average price for a barrel of oil for the past 25 years is just over $23.00. Adjusted for inflation, it is approximately $43.00. Acknowledging that investors have placed a premium on energy stocks due to inherent risks associated with terrorist activity, our belief is that production and consumption levels today are somewhat in equilibrium and that global economic growth is leveling off. Therefore, we have difficulty justifying current valuation levels of the names within the energy and utilities space. This is not to say that money can't be made in energy, just that we will need to see a compelling supply/demand imbalance developing before we significantly increase our stake in the energy space.

   We believe economic fundamentals remain strong. Rising interest rates and higher energy prices present challenges to investors but strong corporate profitability and demand should, in our view, help stocks garner moderate gains over the balance of the year.

   THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER,
J. & W. SELIGMAN & CO. INCORPORATED.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                              SINCE
                                                  SIX MONTHS++   ONE YEAR   INCEPTION+
                                                  ------------   --------   ----------
Roszel/Seligman Mid Cap Growth Portfolio              2.86%        4.73%      10.99%
S&P 500 Index                                        (0.81)%       6.32%       8.28%
Russell Midcap Growth Index                           1.70%       10.86%      14.86%

----------
*  SEE NOTES TO PERFORMANCE INFORMATION.
+  JULY 1, 2002.
++ NOT ANNUALIZED.


PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                                  PERCENTAGE
TOP TEN HOLDINGS**               OF NET ASSETS
------------------------------   -------------
Bed Bath & Beyond, Inc.               2.7%
Herman Miller, Inc.                   2.6
Chico's FAS, Inc.                     2.0
Tractor Supply Co.                    1.9
Noble Energy, Inc.                    1.8
Cintas Corp.                          1.8
USANA Health Sciences, Inc.           1.7
Jacobs Engineering Group, Inc.        1.6
Precision Castparts Corp.             1.6
Goodrich Corp.                        1.5
------------------------------   -------------
  Total                              19.2%

                                   PERCENTAGE
HOLDINGS BY SECTOR               OF NET ASSETS
------------------------------   -------------
Health Care                          24.2%
Consumer Discretionary               20.2
Information Technology               19.2
Industrials                          16.3
Consumer Staples                      6.5
Energy                                5.6
Financials                            2.2
Telecommunication Services            1.8
Materials                             1.4
Utilities                             0.6
Other#                                2.0
------------------------------   -------------
  Total                             100.0%

----------
** EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.
#  OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
   ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)        (IN U.S. DOLLARS)

                                                         SHARES           VALUE
                                                     -------------   ---------------
COMMON STOCKS--98.0%
CONSUMER DISCRETIONARY--20.2%
HOTELS, RESTAURANTS & LEISURE--6.5%
Applebee's International, Inc.                              14,700   $       389,403
Cheesecake Factory, Inc. (The) *                            12,250           425,443
CKE Restaurants, Inc.                                       36,900           513,648
Hilton Hotels Corp.                                         21,900           522,315
Marriott International, Inc. (Class A)                       7,000           477,540
Outback Steakhouse, Inc.                                    16,100           728,364
Starwood Hotels & Resorts Worldwide, Inc.                    6,000           351,420
Yum! Brands, Inc.                                            6,700           348,936
                                                                     ---------------
                                                                           3,757,069
                                                                     ---------------
HOUSEHOLD DURABLES--2.4%
Fortune Brands, Inc.                                         7,300           648,240
Tupperware Corp.                                            26,400           616,968
Whirlpool, Inc.                                              2,100           147,231
                                                                     ---------------
                                                                           1,412,439
                                                                     ---------------
INTERNET & CATALOG RETAIL--1.3%
Blue Nile, Inc. *                                           22,100           722,449
                                                                     ---------------
LEISURE EQUIPMENT & PRODUCTS--0.4%
SCP Pool Corp.                                               6,500           228,085
                                                                     ---------------
SPECIALTY RETAIL--9.6%
Bed Bath & Beyond, Inc. *                                   37,100         1,550,038
Chico's FAS, Inc. *                                         33,580         1,151,122
Guitar Center, Inc. *                                        7,300           426,101
Michaels Stores, Inc.                                       19,800           819,126
Tractor Supply Co. *                                        22,700         1,114,570
Williams-Sonoma, Inc. *                                     11,600           459,012
                                                                     ---------------
                                                                           5,519,969
                                                                     ---------------
   TOTAL CONSUMER DISCRETIONARY                                           11,640,011
                                                                     ---------------
CONSUMER STAPLES--6.5%
BEVERAGES--0.5%
Pepsi Bottling Group, Inc. (The)                             9,800           280,378
                                                                     ---------------
FOOD & STAPLES RETAILING--0.7%
NeighborCare, Inc. *                                        12,100           401,357
                                                                     ---------------
FOOD PRODUCTS--2.3%
Dean Foods Co. *                                            20,500           722,420
Hershey Foods Corp.                                          7,500           465,750
TreeHouse Foods, Inc. *                                      4,100           116,891
                                                                     ---------------
                                                                           1,305,061
                                                                     ---------------
PERSONAL PRODUCTS--3.0%
Nu Skin Enterprises, Inc. (Class A)                         31,100           724,630
USANA Health Sciences, Inc. *                               23,700         1,002,510
                                                                     ---------------
                                                                           1,727,140
                                                                     ---------------
   TOTAL CONSUMER STAPLES                                                  3,713,936
                                                                     ---------------
ENERGY--5.6%
ENERGY EQUIPMENT & SERVICES--2.2%
Baker Hughes, Inc.                                           6,300   $       322,308
BJ Services Co.                                              6,500           341,120
Smith International, Inc.                                    9,200           586,040
                                                                     ---------------
                                                                           1,249,468
                                                                     ---------------
OIL & GAS--3.4%
Murphy Oil Corp.                                             8,600           449,178
Noble Energy, Inc.                                          13,500         1,021,275
XTO Energy, Inc.                                            14,833           504,174
                                                                     ---------------
                                                                           1,974,627
                                                                     ---------------
   TOTAL ENERGY                                                            3,224,095
                                                                     ---------------
FINANCIALS--2.2%
CAPITAL MARKETS--0.6%
T. Rowe Price Group, Inc.                                    5,000           313,000
                                                                     ---------------
COMMERCIAL BANKS--0.8%
Synovus Financial Corp.                                     15,800           452,986
                                                                     ---------------
DIVERSIFIED FINANCIAL SERVICES--0.8%
Chicago Mercantile Exchange Holdings, Inc.                   1,600           472,800
                                                                     ---------------
   TOTAL FINANCIALS                                                        1,238,786
                                                                     ---------------
HEALTH CARE--24.2%
BIOTECHNOLOGY--5.0%
Affymetrix, Inc. *                                           7,900           426,047
Celgene Corp. *                                              5,600           228,312
Charles River Laboratories International, Inc. *             2,900           139,925
Chiron Corp. *                                               4,900           170,961
Encysive Pharmaceuticals, Inc. *                            14,600           157,826
Gen-Probe, Inc. *                                            6,200           224,626
Martek Biosciences Corp. *                                  18,800           713,460
MedImmune, Inc. *                                           18,355           490,446
Pharmion Corp. *                                            11,400           264,594
Rigel Pharmaceuticals, Inc. *                                2,200            43,824
                                                                     ---------------
                                                                           2,860,021
                                                                     ---------------
HEALTH CARE EQUIPMENT & SUPPLIES--4.6%
CR Bard, Inc.                                                6,800           452,268
Fisher Scientific International, Inc. *                      8,600           558,140
Henry Schein, Inc. *                                        10,400           431,808
Hologic, Inc. *                                              2,900           115,275
I-Flow Corp. *                                              17,800           296,192
Respironics, Inc. *                                          8,100           292,491
Varian Medical Systems, Inc. *                              13,300           496,489
                                                                     ---------------
                                                                           2,642,663
                                                                     ---------------
HEALTH CARE PROVIDERS & SERVICES--7.5%
AmerisourceBergen Corp.                                      4,300           297,345
Caremark Rx, Inc. *                                         13,500           601,020
Cerner Corp. *                                               4,450           302,466
Covance, Inc. *                                             11,400           511,518
Coventry Health Care, Inc. *                                 5,700           403,275
Eclipsys Corp.                                              12,400           174,468

See Notes to Financial Statements.

                                                         SHARES           VALUE
                                                     -------------   ---------------
Omnicare, Inc.                                              11,000   $       466,730
PacifiCare Health Systems *                                  4,100           292,945
Quest Diagnostic, Inc.                                      10,600           564,662
Triad Hospitals, Inc. *                                      4,500           245,880
Trizetto Group, Inc. *                                      15,400           215,754
WellPoint, Inc. *                                            3,400           236,776
                                                                     ---------------
                                                                           4,312,839
                                                                     ---------------
PHARMACEUTICALS--7.1%
Allergan, Inc.                                               9,200           784,208
Conor Medsystems, Inc. *                                    17,100           262,485
CV Therapeutics, Inc. *                                     15,900           356,478
Forest Laboratories, Inc. *                                 12,300           477,855
ImClone Systems, Inc. *                                      4,200           130,074
IVAX Corp. *                                                14,200           305,300
MGI Pharma, Inc. *                                          13,200           287,232
Sepracor, Inc. *                                            10,600           636,106
Shire Pharmaceuticals plc, ADR                              10,700           350,960
Taro Pharmaceutical Industries Ltd. *                        8,300           241,281
Watson Pharmaceuticals, Inc. *                               9,600           283,776
                                                                     ---------------
                                                                           4,115,755
                                                                     ---------------
   TOTAL HEALTH CARE                                                      13,931,278
                                                                     ---------------
INDUSTRIALS--16.3%
AEROSPACE & DEFENSE--4.1%
Goodrich Corp.                                              21,200           868,352
Precision Castparts Corp.                                   11,800           919,220
Rockwell Collins, Inc.                                      11,900           567,392
                                                                     ---------------
                                                                           2,354,964
                                                                     ---------------
AIRLINES--0.9%
Southwest Airlines Co.                                      37,800           526,554
                                                                     ---------------
BUILDING PRODUCTS--0.9%
American Standard Cos., Inc.                                12,600           528,192
                                                                     ---------------
COMMERCIAL SERVICES & SUPPLIES--7.2%
Allied Waste Industries, Inc. *                            107,000           848,510
Avery Dennison Corp.                                         4,300           227,728
Cintas Corp.                                                26,400         1,019,040
Corrections Corp. of America *                               6,400           251,200
H & R Block, Inc.                                            5,200           303,420
Herman Miller, Inc.                                         48,500         1,495,740
                                                                     ---------------
                                                                           4,145,638
                                                                     ---------------
CONSTRUCTION & ENGINEERING--2.7%
Fluor Corp.                                                 10,800           621,972
Jacobs Engineering Group, Inc. *                            16,600           933,916
                                                                     ---------------
                                                                           1,555,888
                                                                     ---------------
ELECTRICAL EQUIPMENT--0.5%
Rockwell Automation, Inc.                                    5,100           248,421
                                                                     ---------------
   TOTAL INDUSTRIALS                                                       9,359,657
                                                                     ---------------
INFORMATION TECHNOLOGY--19.2%
COMMUNICATIONS EQUIPMENT--0.3%
Adtran, Inc.                                                 7,900           195,841
                                                                     ---------------
COMPUTERS & PERIPHERALS--1.4%
Network Appliance, Inc. *                                   15,600   $       441,012
Sun Microsystems, Inc. *                                    46,000           171,580
UNOVA, Inc.                                                  6,500           173,095
                                                                     ---------------
                                                                             785,687
                                                                     ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.2%
Cogent, Inc. *                                              28,700           819,385
Jabil Circuit, Inc. *                                       11,700           359,541
Xyratex Ltd. *                                               7,700           119,427
                                                                     ---------------
                                                                           1,298,353
                                                                     ---------------
INTERNET SOFTWARE & SERVICES--0.5%
VeriSign, Inc. *                                             9,500           273,220
                                                                     ---------------
IT SERVICES--2.3%
Cognizant Technology Solutions Corp., (Class A) *            3,900           183,807
Fiserv, Inc. *                                               8,200           352,190
Paychex, Inc.                                               19,100           621,514
Satyam Computer Services Ltd., ADR                           6,800           176,800
                                                                     ---------------
                                                                           1,334,311
                                                                     ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--7.5%
Advanced Micro Devices, Inc. *                              24,100           417,894
Altera Corp. *                                              10,800           214,056
Analog Devices, Inc.                                        11,400           425,334
Broadcom Corp. (Class A) *                                  19,200           681,792
Freescale Semiconductor, Inc. (Class A) *                   15,400           323,554
KLA-Tencor Corp.                                             9,200           402,040
Lam Research Corp. *                                         9,400           272,036
Linear Technology Corp.                                     15,400           565,026
Marvell Technology Group Ltd. *                              8,800           334,752
National Semiconductor Corp.                                18,700           411,961
SiRF Technology Holdings, Inc. *                            14,200           251,056
                                                                     ---------------
                                                                           4,299,501
                                                                     ---------------
SOFTWARE--5.0%
Adobe Systems, Inc.                                         14,500           414,990
Autodesk, Inc.                                               7,600           261,212
BEA Systems, Inc. *                                         24,100           211,598
Intuit, Inc. *                                               6,100           275,171
Mercury Interactive Corp. *                                 11,800           452,648
NAVTEQ Corp. *                                              12,100           449,878
Verint Systems, Inc. *                                       7,200           231,552
Veritas Software Corp. *                                    23,500           573,400
                                                                     ---------------
                                                                           2,870,449
                                                                     ---------------
   TOTAL INFORMATION
     TECHNOLOGY                                                           11,057,362
                                                                     ---------------
MATERIALS--1.4%
CHEMICALS--1.0%
Ecolab, Inc.                                                17,600           569,536
                                                                     ---------------
METALS & MINING--0.4%
Nucor Corp.                                                  5,400           246,348
                                                                     ---------------
   TOTAL MATERIALS                                                           815,884
                                                                     ---------------

See Notes to Financial Statements.

                                                         SHARES           VALUE
                                                     -------------   ---------------
TELECOMMUNICATION SERVICES--1.8%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.5%
NeuStar, Inc. (Class A) *                                   11,300   $       289,280
                                                                     ---------------
WIRELESS TELECOMMUNICATION SERVICES--1.3%
Alamosa Holdings, Inc. *                                    21,900           304,410
Nextel Partners, Inc. (Class A) *                           18,200           458,094
                                                                     ---------------
                                                                             762,504
                                                                     ---------------
   TOTAL TELECOMMUNICATION SERVICES                                        1,051,784
                                                                     ---------------
UTILITIES--0.6%
MULTI-UTILITIES & UNREGULATED POWER--0.6%
AES Corp. (The) *                                           22,600           370,188
                                                                     ---------------
TOTAL COMMON STOCKS
(Cost--$50,926,559)                                                       56,402,981
                                                                     ---------------

                                                       PRINCIPAL
                                                        AMOUNT
                                                     -------------
SHORT-TERM SECURITIES--3.7%
REPURCHASE AGREEMENT **--3.7%
Nomura Securities International, Inc.,
   3.05%, dated 06/30/05,
   due 07/01/05, total to be
   received $2,142,132
   (Cost--$2,141,951)                                $   2,141,951         2,141,951
                                                                     ---------------
TOTAL INVESTMENTS--101.7%
(Cost--$53,068,510)                                                       58,544,932
OTHER LIABILITIES IN EXCESS OF ASSETS--(1.7)%                               (997,186)
                                                                     ---------------
NET ASSETS--100.0%                                                   $    57,547,746
                                                                     ===============

----------
*  NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR
   AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET CONDITIONS

   The first half of 2005 proved to be a volatile environment for the stock market, with stocks going up and down but ultimately not making much progress. The first quarter saw a difficult climate for equities, and small-cap value stocks were not immune. In the first three months of the year, the Russell 2000 Value Index fell 4%. In the second quarter, the stock market rebounded, including small-cap value stocks. For the first half of 2005, the Roszel/Allianz NFJ Small Cap Value Portfolio returned 4.62%, outperforming the Russell 2000 Value Index, which returned 0.90% for the same period.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

   Exposure to the energy sector enhanced returns for the Portfolio, with the sector as a whole supported by rising oil prices. An overweighting and strong stock selection in energy contributed to relative performance during the period. Standouts included Arch Coal, one of the largest coal producers, and Holly Corp., a petroleum refiner.

   The Portfolio's exposure to financials aided performance during the first half of the year. In particular, real estate investment trusts (REITs) turned in a strong performance, with CBL & Associates Properties posting a double-digit gain for the period.

   Relative performance was helped during the period by the Portfolio's underweight exposure to information technology, a sector that lagged. Our research indicated that information technology valuations were still too high and hardly any tech stocks pay a dividend, leaving us with few opportunities in this sector.

   Poor stock selection in the consumer discretionary sector was a detractor from performance during the period. Disappointments in this area included ArvinMeritor, the auto parts supplier, and Libbey, a maker of glass tableware.

   Looking ahead, we continue to believe the market will experience significant volatility and unimpressive returns. However, we are confident that our focus on dividends and attractive valuations will bode well for investors in this difficult environment.

   THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, ALLIANZ LLC/NFJ INVESTMENT GROUP L.P.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                              SINCE
                                                  SIX MONTHS++   ONE YEAR   INCEPTION+
                                                  ------------   --------   ----------
Roszel/Allianz NFJ Small Cap Value Portfolio          4.62%       17.43%      17.16%
S&P 500 Index                                        (0.81)%       6.32%       8.28%
Russell 2000 Value Index                              0.90%       14.39%      14.15%

----------
*  SEE NOTES TO PERFORMANCE INFORMATION.
+  JULY 1, 2002.
++ NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                                   PERCENTAGE
TOP TEN HOLDINGS**                OF NET ASSETS
-------------------------------   -------------
St. Mary Land & Exploration Co.       1.2%
Range Resources Corp.                 1.2
Holly Corp.                           1.2
Frontline Ltd.                        1.1
Goldcorp, Inc.                        1.1
Western Gas Resources, Inc.           1.1
Cabot Oil & Gas Corp.                 1.1
Energen Corp.                         1.1
W&T Offshore, Inc.                    1.0
Valmont Industries, Inc.              1.0
-------------------------------   -------------
  Total                              11.1%

                                   PERCENTAGE
HOLDINGS BY SECTOR                OF NET ASSETS
-------------------------------   -------------
Industrials                          21.3%
Financials                           19.7
Materials                            12.5
Energy                               10.7
Utilities                             9.6
Consumer Staples                      9.5
Consumer Discretionary                7.5
Health Care                           4.7
Information Technology                1.1
Other#                                3.4
-------------------------------   -------------
  Total                             100.0%

----------
** EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.
#  OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
   ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)        (IN U.S. DOLLARS)

                                                         SHARES           VALUE
                                                     -------------   ---------------
COMMON STOCKS--96.6%
CONSUMER DISCRETIONARY--7.5%
AUTO COMPONENTS--0.7%
ArvinMeritor, Inc.                                          45,100   $       802,329
                                                                     ---------------
HOTELS, RESTAURANTS & LEISURE--2.0%
Bob Evans Farms, Inc.                                       46,300         1,079,716
Intrawest Corp.                                             46,500         1,119,720
                                                                     ---------------
                                                                           2,199,436
                                                                     ---------------
LEISURE EQUIPMENT & PRODUCTS--0.8%
Sturm Ruger & Co., Inc.                                    113,300           948,321
                                                                     ---------------
SPECIALTY RETAIL--1.5%
Burlington Coat Factory Warehouse Corp.                     21,700           925,288
Cato Corp. (The) (Class A)                                  34,950           721,718
                                                                     ---------------
                                                                           1,647,006
                                                                     ---------------
TEXTILES, APPAREL & LUXURY GOODS--2.5%
Brown Shoe Co., Inc.                                        20,600           806,490
Kellwood Co.                                                33,600           903,840
Russell Corp.                                               51,500         1,053,175
                                                                     ---------------
                                                                           2,763,505
                                                                     ---------------
   TOTAL CONSUMER DISCRETIONARY                                            8,360,597
                                                                     ---------------
CONSUMER STAPLES--9.5%
FOOD & STAPLES RETAILING--3.0%
Casey's General Stores, Inc.                                55,200         1,094,064
Ruddick Corp.                                               43,000         1,097,790
Weis Markets, Inc.                                          29,200         1,132,668
                                                                     ---------------
                                                                           3,324,522
                                                                     ---------------
FOOD PRODUCTS--4.6%
Chiquita Brands International, Inc.                         34,400           944,624
Corn Products International, Inc.                           46,000         1,092,960
Fresh Del Monte Produce, Inc.                               41,500         1,117,180
Lancaster Colony Corp.                                      22,200           952,824
Sanderson Farms, Inc.                                       24,300         1,104,192
                                                                     ---------------
                                                                           5,211,780
                                                                     ---------------
HOUSEHOLD PRODUCTS--0.9%
WD-40 Co.                                                   36,000         1,005,480
                                                                     ---------------
TOBACCO--1.0%
Universal Corp.                                             25,000         1,094,500
                                                                     ---------------
   TOTAL CONSUMER STAPLES                                                 10,636,282
                                                                     ---------------
ENERGY--10.7%
ENERGY EQUIPMENT & SERVICES--1.0%
Tidewater, Inc.                                             28,600         1,090,232
                                                                     ---------------
OIL & GAS--9.7%
Berry Petroleum Co. (Class A)                               21,200         1,121,056
Cabot Oil & Gas Corp.                                       34,050         1,181,535
Holly Corp.                                                 27,500         1,283,425
Penn Virginia Corp.                                         25,100         1,121,217
Range Resources Corp.                                       49,300         1,326,170
St. Mary Land & Exploration Co.                             47,800   $     1,385,244
W&T Offshore, Inc.                                          48,500         1,167,395
Western Gas Resources, Inc.                                 34,300         1,197,070
World Fuel Services Corp.                                   46,600         1,090,906
                                                                     ---------------
                                                                          10,874,018
                                                                     ---------------
TOTAL ENERGY                                                              11,964,250
                                                                     ---------------
FINANCIALS--19.7%
COMMERCIAL BANKS--6.0%
Amcore Financial, Inc.                                      37,700         1,126,476
BancorpSouth, Inc.                                          44,200         1,043,120
Hudson United Bancorp                                       31,800         1,147,980
Old National Bancorp                                        52,210         1,117,294
Provident Bancshares Corp.                                  33,900         1,081,749
Susquehanna Bancshares, Inc.                                46,000         1,131,140
                                                                     ---------------
                                                                           6,647,759
                                                                     ---------------
INSURANCE--3.9%
AmerUs Group Co.                                            22,700         1,090,735
Delphi Financial Group, Inc. (Class A)                      25,100         1,108,165
LandAmerica Financial Group, Inc.                           17,500         1,038,975
Scottish Re Group Ltd.                                      46,600         1,129,584
                                                                     ---------------
                                                                           4,367,459
                                                                     ---------------
REAL ESTATE--7.8%
CBL & Associates Properties, Inc.                           24,000         1,033,680
Equity One, Inc.                                            48,400         1,098,680
First Industrial Realty Trust, Inc.                         26,600         1,061,340
Healthcare Realty Trust, Inc.                               27,400         1,057,914
HRPT Properties Trust                                       89,700         1,114,971
Nationwide Health Properties, Inc.                          48,700         1,149,807
New Plan Excel Realty Trust                                 39,600         1,075,932
Shurgard Storage Centers, Inc. (Class A)                    24,300         1,116,828
                                                                     ---------------
                                                                           8,709,152
                                                                     ---------------
THRIFTS & MORTGAGE FINANCE--2.0%
Commercial Federal Corp.                                    32,400         1,091,232
Washington Federal, Inc.                                    47,120         1,108,262
                                                                     ---------------
                                                                           2,199,494
                                                                     ---------------
   TOTAL FINANCIALS                                                       21,923,864
                                                                     ---------------
HEALTH CARE--4.7%
HEALTH CARE EQUIPMENT & SUPPLIES--2.8%
Arrow International, Inc.                                   36,200         1,154,780
Invacare Corp.                                              24,600         1,091,256
West Pharmaceutical Services, Inc.                          33,600           942,480
                                                                     ---------------
                                                                           3,188,516
                                                                     ---------------
HEALTH CARE PROVIDERS & SERVICES--0.9%
Owens & Minor, Inc.                                         31,100         1,006,085
                                                                     ---------------
PHARMACEUTICALS--1.0%
Perrigo Co.                                                 77,100         1,074,774
                                                                     ---------------
   TOTAL HEALTH CARE                                                       5,269,375
                                                                     ---------------

See Notes to Financial Statements.

                                                         SHARES           VALUE
                                                     -------------   ---------------
INDUSTRIALS--21.3%
AEROSPACE & DEFENSE--1.9%
Cubic Corp.                                                 55,900   $       991,666
Curtiss-Wright Corp.                                        20,900         1,127,555
                                                                     ---------------
                                                                           2,119,221
                                                                     ---------------
BUILDING PRODUCTS--2.8%
Lennox International, Inc.                                  51,700         1,094,489
Universal Forest Products, Inc.                             26,100         1,081,845
York International Corp.                                    25,200           957,600
                                                                     ---------------
                                                                           3,133,934
                                                                     ---------------
COMMERCIAL SERVICES & SUPPLIES--1.9%
Banta Corp.                                                 22,300         1,011,528
Ennis, Inc.                                                 59,700         1,081,764
                                                                     ---------------
                                                                           2,093,292
                                                                     ---------------
ELECTRICAL EQUIPMENT--1.9%
Acuity Brands, Inc.                                         39,800         1,022,462
Regal-Beloit Corp.                                          37,700         1,099,332
                                                                     ---------------
                                                                           2,121,794
                                                                     ---------------
INDUSTRIAL CONGLOMERATES--1.0%
Teleflex, Inc.                                              18,600         1,104,282
                                                                     ---------------
MACHINERY--7.8%
Albany International Corp.                                  32,000         1,027,520
Barnes Group, Inc.                                          32,600         1,079,060
Crane Co.                                                   40,000         1,052,000
Harsco Corp.                                                20,400         1,112,820
Kennametal, Inc.                                            23,800         1,091,230
Lincoln Electric Holdings, Inc.                             34,900         1,156,935
Mueller Industries, Inc.                                    36,300           983,730
Valmont Industries, Inc.                                    45,000         1,161,000
                                                                     ---------------
                                                                           8,664,295
                                                                     ---------------
MARINE--3.0%
Frontline Ltd.                                              30,200         1,215,248
General Maritime Corp.                                      27,200         1,153,280
Teekay Shipping Corp.                                       23,400         1,027,260
                                                                     ---------------
                                                                           3,395,788
                                                                     ---------------
ROAD & RAIL--1.0%
Arkansas Best Corp.                                         33,200         1,056,092
                                                                     ---------------
   TOTAL INDUSTRIALS                                                      23,688,698
                                                                     ---------------
INFORMATION TECHNOLOGY--1.1%
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.1%
Landauer, Inc.                                              20,700         1,074,537
Methode Electronics, Inc.                                   11,900           141,253
                                                                     ---------------
   TOTAL INFORMATION TECHNOLOGY                                            1,215,790
                                                                     ---------------
MATERIALS--12.5%
CHEMICALS--3.9%
Lubrizol Corp.                                              27,300         1,146,873
Methanex Corp.                                              62,900         1,035,963
RPM International, Inc.                                     56,500         1,031,690
Sensient Technologies Corp.                                 53,500         1,102,635
                                                                     ---------------
                                                                           4,317,161
                                                                     ---------------
CONTAINERS & PACKAGING--0.7%
Rock-Tenn Co. (Class A)                                     60,900   $       770,385
                                                                     ---------------
METALS & MINING--6.9%
Agnico-Eagle Mines, Ltd.                                    85,200         1,073,520
Arch Coal, Inc.                                             20,200         1,100,294
Commercial Metals Co.                                       47,200         1,124,304
Goldcorp, Inc.                                              77,000         1,215,060
IAMGOLD Corp.                                              149,000         1,016,180
IPSCO, Inc.                                                 25,900         1,131,830
Massey Energy Co.                                           28,800         1,086,336
                                                                     ---------------
                                                                           7,747,524
                                                                     ---------------
PAPER & FOREST PRODUCTS--1.0%
Potlatch Corp.                                              21,000         1,098,930
                                                                     ---------------
   TOTAL MATERIALS                                                        13,934,000
                                                                     ---------------
UTILITIES--9.6%
ELECTRIC UTILITIES--1.9%
Cleco Corp.                                                 48,300         1,041,831
Duquesne Light Holdings, Inc.                               56,200         1,049,816
                                                                     ---------------
                                                                           2,091,647
                                                                     ---------------
GAS UTILITIES--4.6%
Atmos Energy Corp.                                          35,000         1,008,000
Peoples Energy Corp.                                        23,800         1,034,348
Southwest Gas Corp.                                         43,300         1,104,583
UGI Corp.                                                   35,400           987,660
WGL Holdings, Inc.                                          29,900         1,005,836
                                                                     ---------------
                                                                           5,140,427
                                                                     ---------------
MULTI-UTILITIES & UNREGULATED POWER--3.1%
Energen Corp.                                               33,600         1,177,680
National Fuel Gas Co.                                       38,800         1,121,708
Vectren Corp.                                               39,500         1,134,835
                                                                     ---------------
                                                                           3,434,223
                                                                     ---------------
   TOTAL UTILITIES                                                        10,666,297
                                                                     ---------------
TOTAL COMMON STOCKS
(Cost--$91,648,935)                                                      107,659,153
                                                                     ---------------

                                                       PRINCIPAL
                                                        AMOUNT
                                                     -------------
SHORT-TERM SECURITIES--3.8%
REPURCHASE AGREEMENT *--3.8%
Nomura Securities International, Inc.,
   3.05%, dated 06/30/05,
   due 07/01/05, total to be
   received $4,278,087
   (Cost--$4,277,725)                                $   4,277,725         4,277,725
                                                                     ---------------
TOTAL INVESTMENTS--100.4%
(Cost--$95,926,660)                                                      111,936,878
OTHER LIABILITIES IN EXCESS OF ASSETS--(0.4)%                               (415,563)
                                                                     ---------------
NET ASSETS--100.0%                                                   $   111,521,315
                                                                     ===============

----------
* THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/JP MORGAN SMALL CAP GROWTH
PORTFOLIO PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET CONDITIONS

   In the first half of 2005, the U.S. equity markets traded in a relatively narrow range due to uncertainty over the direction of economic growth, the threat of higher inflation, the pace at which the Federal Open Market Committee
(FOMC) would increase interest rates and higher energy prices.

   Throughout the first half of 2005, economic data about the overall strength of the U.S. Economy was mixed, which resulted in a mild-to-moderate sell off in the early part of the year. Year to date, the FOMC raised the fed funds rate by 25 basis points four times. Inflation concerns were reignited in the early part of 2005, primarily due to aggressive commentary in the Fed's Beige Book report. Investors were further concerned about higher energy prices, as crude oil prices climbed briefly over $60 toward the end of June. After displaying signs of strength during the first quarter, the manufacturing sector decelerated markedly in the middle of the second quarter. However, strength in the consumer and housing segments of the economy, which had caused many investors to fear higher interest rates, provided a counterweight to the weakness in manufacturing.

   Stocks began to advance in the second quarter on growing investor optimism that the FOMC would finish its tightening cycle earlier than originally expected due to signs of moderating economic growth and easing of inflationary pressures. This optimism increased during May and June as both consumer price inflation
(CPI) and producer price inflation (PPI) came in lower than expected. These favorable inflation developments were the main drivers behind a further decline in long-term interest rates during the second quarter, which benefited the equity markets.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

   For the first half of the year, the Portfolio had a negative return of 1.70% due primarily to stock selection in the information technology and energy sectors. Stock selection in the consumer discretionary and materials sectors made positive contributions to the Portfolio. We employ a bottom-up approach to portfolio construction, focusing on individual stocks rather than economic or sector-specific factors. As a result of our bottom-up investment philosophy, we expect stock selection to be the largest factor impacting portfolio performance.

   Despite the markets' trading within a narrow range throughout the period, the Portfolio held names that realized double-digit returns. Among the strong performers was Arch Coal, Inc., the second-largest coal producer in the U.S., returning 54% in the period. The stock surged early in the year as the company reported record fourth quarter 2004 results. Shares of Arch Coal continued to rise as the coal industry saw increased demand for coal-fired power due to the strengthening U.S. economy and an uptick in industrial activity. Another strong contributor was VeriFone Holdings Inc., a leading global provider of technology that enables electronic payment transactions. VeriFone, formerly a division of Hewlett-Packard, completed its initial public offering on the New York Stock Exchange in April 2005. The company reported strong second quarter results with revenue growing 32% and significantly increased net income over the same period in 2004.

   The top individual detractor to performance was R&G Financial Corp., a Puerto Rico-based bank. The company's stock price stumbled after the Securities and Exchange Commission announced plans to begin an informal investigation regarding the company's accounting practices. Another holding which disappointed during the period was Sirva, Inc., a relocation services company, which lowered its fourth quarter 2004 earnings outlook, citing unexpected pre-tax charges and lower-than-expected operating margins. Additionally, the company announced a delay in its fiscal year 2004 annual report filing.

   THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, J.P. MORGAN INVESTMENT MANAGEMENT, INC.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/JP MORGAN SMALL CAP GROWTH PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                              SINCE
                                                  SIX MONTHS++   ONE YEAR   INCEPTION+
                                                  ------------   --------   ----------
Roszel/JP Morgan Small Cap Growth Portfolio          (1.70)%       2.50%       7.68%
S&P 500 Index                                        (0.81)%       6.32%       8.28%
S&P Small Cap 600/Barra Growth Index                  1.98%       12.70%      15.30%

----------
*  SEE NOTES TO PERFORMANCE INFORMATION.
+  JULY 1, 2002.
++ NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                                  PERCENTAGE
TOP TEN HOLDINGS**               OF NET ASSETS
------------------------------   -------------
Brigham Exploration Co.               1.6%
Arch Coal, Inc.                       1.5
Arthrocare Corp.                      1.4
Lions Gate Entertainment Corp.        1.4
La Quinta Corp.                       1.3
Aaron Rents, Inc.                     1.3
DSP Group, Inc.                       1.3
Gamestop Corp. (Class A)              1.3
MarineMax, Inc.                       1.3
Eagle Materials, Inc.                 1.2
------------------------------   -------------
  Total                              13.6%

                                  PERCENTAGE
HOLDINGS BY SECTOR               OF NET ASSETS
------------------------------   -------------
Information Technology               25.6%
Consumer Discretionary               22.0
Health Care                          19.7
Industrials                          10.7
Financials                            7.4
Energy                                5.7
Materials                             4.6
Telecommunication Services            1.3
Other#                                3.0
------------------------------   -------------
  Total                             100.0%

----------
** EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.
#  OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER ASSETS LESS LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/JP MORGAN SMALL CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)        (IN U.S. DOLLARS)

                                                         SHARES           VALUE
                                                     -------------   ---------------
COMMON STOCKS--97.0%
CONSUMER DISCRETIONARY--22.0%
HOTELS, RESTAURANTS & LEISURE--6.3%
Gaylord Entertainment Co. *                                 20,700   $       962,343
La Quinta Corp. *                                          119,300         1,113,069
Orient Express Hotels Ltd.                                  20,100           636,567
RARE Hospitality International, Inc. *                      27,200           828,784
Speedway Motorsports, Inc.                                  23,300           851,848
WMS Industries, Inc. *                                      25,450           858,937
                                                                     ---------------
                                                                           5,251,548
                                                                     ---------------
HOUSEHOLD DURABLES--1.0%
Champion Enterprises, Inc. *                                80,400           799,176
                                                                     ---------------
LEISURE EQUIPMENT & PRODUCTS--3.3%
K2, Inc. *                                                  54,700           693,596
MarineMax, Inc. *                                           34,600         1,081,250
SCP Pool Corp.                                              28,800         1,010,592
                                                                     ---------------
                                                                           2,785,438
                                                                     ---------------
MEDIA--2.1%
Lions Gate Entertainment Corp. *                           111,750         1,146,555
Salem Communications Corp., (Class A) *                     28,700           569,408
                                                                     ---------------
                                                                           1,715,963
                                                                     ---------------
SPECIALTY RETAIL--7.1%
Aaron Rents, Inc.                                           44,600         1,110,094
Bebe Stores, Inc.                                           28,575           756,380
Children's Place Retail Stores, Inc. (The) *                12,150           567,041
DSW, Inc. *                                                 11,700           291,915
GameStop Corp. (Class A) *                                  33,300         1,089,243
Genesco, Inc. *                                             21,050           780,744
Guitar Center, Inc. *                                       10,300           601,211
New York & Co., Inc. *                                      33,100           697,086
                                                                     ---------------
                                                                           5,893,714
                                                                     ---------------
TEXTILES, APPAREL & LUXURY GOODS--2.2%
Skechers U.S.A., Inc. *                                     55,200           787,152
Warnaco Group, Inc. (The) *                                 43,350         1,007,888
                                                                     ---------------
                                                                           1,795,040
                                                                     ---------------
   TOTAL CONSUMER DISCRETIONARY                                           18,240,879
                                                                     ---------------
ENERGY--5.7%
ENERGY EQUIPMENT & SERVICES--1.8%
Superior Energy Services, Inc. *                            40,750           725,350
Universal Compression Holdings, Inc. *                      20,650           748,356
                                                                     ---------------
                                                                           1,473,706
                                                                     ---------------
OIL & GAS--3.9%
Brigham Exploration Co. *                                  149,500         1,364,935
Newfield Exploration Co. *                                  22,200           885,558
Pioneer Drilling Co. *                                      55,900           853,034
Remington Oil & Gas Corp. *                                  3,316           118,381
                                                                     ---------------
                                                                           3,221,908
                                                                     ---------------
   TOTAL ENERGY                                                            4,695,614
                                                                     ---------------
FINANCIALS--7.4%
CAPITAL MARKETS--0.9%
Greenhill & Co., Inc.                                       17,500   $       708,925
                                                                     ---------------
COMMERCIAL BANKS--3.2%
East-West Bancorp, Inc.                                     21,585           725,040
EuroBancshares, Inc. *                                      25,700           412,485
R-G Financial Corp. (Class B)                               20,381           360,540
Texas Capital Bancshares, Inc. *                            29,000           572,460
West Coast Bancorp/Oregon                                    3,781            92,294
Western Alliance Bancorp *                                   2,500            63,500
Wintrust Financial Corp.                                     8,400           439,740
                                                                     ---------------
                                                                           2,666,059
                                                                     ---------------
DIVERSIFIED FINANCIAL SERVICES--1.0%
Marlin Business Services, Inc. *                            42,800           860,280
                                                                     ---------------
INSURANCE--1.7%
Direct General Corp.                                        34,100           634,601
ProAssurance Corp. *                                        19,600           818,496
                                                                     ---------------
                                                                           1,453,097
                                                                     ---------------
REAL ESTATE--0.6%
Global Signal, Inc.                                         12,800           481,920
                                                                     ---------------
   TOTAL FINANCIALS                                                        6,170,281
                                                                     ---------------
HEALTH CARE--19.7%
BIOTECHNOLOGY--3.3%
Alexion Pharmaceuticals, Inc. *                             19,100           440,064
Cubist Pharmaceuticals, Inc. *                              19,400           255,498
Incyte Corp. *                                              61,800           441,870
Nabi Biopharmaceuticals *                                   30,000           456,900
Rigel Pharmaceuticals, Inc. *                               23,200           462,144
Telik, Inc. *                                               18,500           300,810
United Therapeutics Corp. *                                  8,000           385,600
                                                                     ---------------
                                                                           2,742,886
                                                                     ---------------
HEALTH CARE EQUIPMENT & SUPPLIES--4.2%
Abaxis, Inc. *                                              26,700           290,496
Advanced Medical Optics, Inc. *                             10,300           409,425
ArthroCare Corp. *                                          32,900         1,149,526
Cooper Cos., Inc. (The)                                      4,750           289,085
Kyphon, Inc. *                                              21,200           737,548
TriPath Imaging, Inc. *                                     68,100           582,936
                                                                     ---------------
                                                                           3,459,016
                                                                     ---------------
HEALTH CARE PROVIDERS & SERVICES--8.8%
Amedisys, Inc. *                                            26,800           985,704
Chemed Corp.                                                24,300           993,384
Covance, Inc. *                                             20,500           919,835
Gentiva Health Services, Inc. *                             42,700           762,622
Psychiatric Solutions, Inc. *                               17,950           874,344
Sunrise Senior Living, Inc. *                               16,750           904,165
Symbion, Inc. *                                             36,800           877,680
United Surgical Partners International, Inc. *              18,800           979,104
                                                                     ---------------
                                                                           7,296,838
                                                                     ---------------
PHARMACEUTICALS--3.4%
Adolor Corp. *                                              49,950           462,038
Atherogenics, Inc. *                                        25,500           407,490

See Notes to Financial Statements.

                                                         SHARES           VALUE
                                                     -------------   ---------------
AVANIR Pharmaceuticals (Class A) *                         119,400   $       334,320
CV Therapeutics, Inc.*                                      10,750           241,015
Cypress Bioscience, Inc. *                                  37,000           488,400
Idenix Pharmaceuticals, Inc. *                              23,143           501,740
Theravance, Inc. *                                          21,250           361,250
                                                                     ---------------
                                                                           2,796,253
                                                                     ---------------
   TOTAL HEALTH CARE                                                      16,294,993
                                                                     ---------------
INDUSTRIALS--10.7%
AEROSPACE & DEFENSE--1.9%
ARGON ST, Inc. *                                            20,361           722,816
Engineered Support Systems, Inc.                            24,200           867,086
                                                                     ---------------
                                                                           1,589,902
                                                                     ---------------
AIR FREIGHT & LOGISTICS--0.7%
UTI Worldwide, Inc.                                          9,100           633,542
                                                                     ---------------
AIRLINES--0.8%
Skywest, Inc.                                               36,100           656,298
                                                                     ---------------
BUILDING PRODUCTS--0.7%
Simpson Manufacturing Co., Inc.                             19,300           589,615
                                                                     ---------------
COMMERCIAL SERVICES & SUPPLIES--4.1%
Educate, Inc. *                                             71,900         1,017,385
LECG Corp. *                                                37,850           804,691
Morningstar, Inc. *                                         28,700           807,905
Universal Technical Institute, Inc. *                       23,050           765,260
                                                                     ---------------
                                                                           3,395,241
                                                                     ---------------
ELECTRICAL EQUIPMENT--1.2%
General Cable Corp. *                                       66,000           978,780
                                                                     ---------------
MACHINERY--1.0%
Oshkosh Truck Corp.                                         10,400           814,112
                                                                     ---------------
ROAD & RAIL--0.3%
Sirva, Inc. *                                               30,000           255,300
                                                                     ---------------
   TOTAL INDUSTRIALS                                                       8,912,790
                                                                     ---------------
INFORMATION TECHNOLOGY--25.6%
COMMUNICATIONS EQUIPMENT--5.2%
Atheros Communications, Inc. *                             100,300           808,418
Avocent Corp. *                                             30,300           792,042
F5 Networks, Inc. *                                          7,350           347,177
Packeteer, Inc. *                                           54,200           764,220
Symmetricom, Inc. *                                         82,000           850,340
ViaSat, Inc. *                                              36,600           744,078
                                                                     ---------------
                                                                           4,306,275
                                                                     ---------------
COMPUTERS & PERIPHERALS--1.1%
Avid Technology, Inc. *                                     17,100           911,088
                                                                     ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.5%
Aeroflex, Inc. *                                            93,800           787,920
Global Imaging Systems, Inc. *                              22,100           704,106
ScanSource, Inc. *                                          13,100           562,514
Tech Data Corp. *                                           23,500           860,335
                                                                     ---------------
                                                                           2,914,875
                                                                     ---------------
INTERNET SOFTWARE & SERVICES--2.5%
Digitas, Inc. *                                             65,700   $       749,637
Equinix, Inc. *                                             20,900           905,806
WebEx Communications, Inc. *                                16,800           443,688
                                                                     ---------------
                                                                           2,099,131
                                                                     ---------------
IT SERVICES--3.6%
Alliance Data Systems Corp. *                               25,150         1,020,084
CACI International, Inc. (Class A) *                        15,950         1,007,402
Sapient Corp. *                                            123,800           981,734
                                                                     ---------------
                                                                           3,009,220
                                                                     ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.1%
ATMI, Inc.*                                                 12,000           348,120
Credence Systems Corp. *                                    54,800           495,940
DSP Group, Inc. *                                           46,150         1,101,601
Mattson Technology, Inc. *                                  44,500           318,620
Microsemi Corp. *                                           30,000           564,000
Varian Semiconductor Equipment Associates, Inc. *           13,900           514,300
                                                                     ---------------
                                                                           3,342,581
                                                                     ---------------
SOFTWARE--5.6%
Epicor Software Corp. *                                     70,324           928,277
Hyperion Solutions Corp. *                                  21,800           877,232
Kronos, Inc. *                                              12,850           519,011
SERENA Software, Inc. *                                     36,650           707,345
VeriFone Holdings, Inc. *                                   62,600         1,017,250
Verint Systems, Inc. *                                      18,000           578,880
                                                                     ---------------
                                                                           4,627,995
                                                                     ---------------
   TOTAL INFORMATION TECHNOLOGY                                           21,211,165
                                                                     ---------------
MATERIALS--4.6%
CONSTRUCTION MATERIALS--1.3%
Eagle Materials, Inc.                                       11,150         1,032,379
                                                                     ---------------
METALS & MINING--3.3%
Allegheny Technologies, Inc.                                31,900           703,714
Alpha Natural Resources, Inc. *                             13,400           319,992
Arch Coal, Inc.                                             22,300         1,214,681
Century Aluminum Co. *                                      24,753           504,961
                                                                     ---------------
                                                                           2,743,348
                                                                     ---------------
   TOTAL MATERIALS                                                         3,775,727
                                                                     ---------------
TELECOMMUNICATION SERVICES--1.3%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.4%
NeuStar, Inc. (Class A) *                                   13,000           332,800
                                                                     ---------------
WIRELESS TELECOMMUNICATION SERVICES--0.9%
Nextel Partners, Inc. (Class A) *                           30,950           779,012
                                                                     ---------------
   TOTAL TELECOMMUNICATION SERVICES                                        1,111,812
                                                                     ---------------
TOTAL COMMON STOCKS
(Cost--$75,029,362)                                                       80,413,261
                                                                     ---------------

See Notes to Financial Statements.

                                                      PRINCIPAL
                                                        AMOUNT            VALUE
                                                     -------------   ---------------
SHORT-TERM SECURITIES--3.0%
DISCOUNT NOTE--3.0%
Federal Home Loan Mortgage
   Corp. 2.55%, due 07/01/05
   (Cost--$2,450,000) **                             $   2,450,000   $     2,449,826
                                                                     ---------------
TOTAL INVESTMENTS--100.0%
(Cost--$77,479,362)                                                       82,863,087
OTHER ASSETS LESS LIABILITIES--0.0%                                           17,992
                                                                     ---------------
NET ASSETS--100.0%                                                   $    82,881,079
                                                                     ===============

----------
*  NON-INCOME PRODUCING SECURITY.
** ZERO COUPON SECURITY - RATE DISCLOSED IS YIELD AS OF JUNE 30, 2005.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE TREND PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET CONDITIONS

   The optimism engendered by the fourth-quarter rally of 2004 was dashed in the first quarter of 2005 as rising energy prices spread fear of a decelerating economy. Within the small-cap growth market, as reflected by the Russell 2000 Growth Index, only the energy sector posted positive returns, rising double-digits. The market's slide continued unabated into April. In May 2005, however, investors stepped back into the market as energy prices eased and inflation fears subsided. The rally continued into June, and while it was sufficient to lift all the value indices into positive territory for the first six months of the year, small-cap growth stocks remained in the red. Among the Russell Growth Indices, only the Midcap Growth Index made its way into the black.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

   Roszel/Delaware Trend Portfolio also fell over the last six months and trailed the benchmark Russell 2500 Growth Index. The most significant positive impact on the Portfolio came from stock selection in the consumer non-durable/retail, business services and financials sectors. Since the early part of 2004, we had steadily been reducing the sensitivity of our holdings to rising interest rates and increasingly reduced the overall sector weighting in the first quarter, strategies that proved beneficial.

   Consistent with our approach of finding strong growth companies across a broad array of sectors, the top ten performers over the past year came from six different sectors. In the consumer non-durable/retail sector, Carter's strong sales and earnings made it the top-performing stock and top contributor to performance. Its growth prospects were further boosted in the second quarter with its acquisition of OshKosh B'Gosh, which helped send the stock up dramatically for the quarter and year-to-date. Additionally, a double-digit return from Coach, the Portfolio's largest position, added significantly.

   The Portfolio also benefited substantially from the acquisition of Vicuron Pharmaceuticals by Pfizer at a 75% premium. More significantly, this acquisition lends credence to our contention that the indiscriminate drubbing that the market meted out on biotech-related stocks in the first quarter has produced some tremendous unrecognized return potential. Investor sentiment was so negative through the first quarter, in fact, that several of our holdings experienced very positive developments and remained flat or slightly down. This sentiment seems to be easing, helped by the Pfizer-Vicuron deal.

   Further hurting performance was our absence from the energy sector - typically not fertile ground for sustainable growth companies - which was by far the Index's top performing sector over the past six months. Stock selection in consumer services was another disappointment, led by Wynn Resorts, which declined on some profit taking from previous periods' strong gains and increased concerns about the timing and cost of future projects. Nonetheless, the stock remains solidly positive for the past twelve months. Cash America was also down significantly over concerns about potential federal limits on some of its products. We exited from the stock because of these concerns. We also completed our exit of some media stocks that had depressed returns for the past couple quarters. Lastly, stock selection in information technology - one of the worst performing sectors for both the benchmark and the Portfolio - retarded performance, though its impact was mitigated by our under-weight.

   Entering the second half of the 2005, we feel comfortable with the Portfolio's positioning. We continue to believe the negative sentiment toward biotech has been overly severe, and the 75% premium Pfizer paid for Vicuron seems to affirm this belief while providing evidence that sentiment may be improving. Accordingly, we have maintained our relative overweight in this area and are focusing on getting the science right and waiting patiently for sentiment to improve. We also have reduced our underweight in information technology to the smallest margin since 2001, believing that the current negative sentiment regarding many companies' future growth prospects has become too pessimistic. This move should allow the Portfolio to participate meaningfully with the return of positive sentiment regarding information technology. Two areas of concern are rising oil prices and the interest-rate environment. With regard to the latter, we reduced our financials position and are basically in line with the Index. As for the energy sector, persistently high oil prices will likely cause the energy sector to place downward pressure on our relative returns. Underlying all our sector positions, however, continues to be our primary focus on identifying and holding those companies that demonstrate the ability to deliver strong future sales and earnings growth.

   THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, DELAWARE MANAGEMENT COMPANY.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE TREND PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                           SINCE
                                             SIX MONTHS++    ONE YEAR    INCEPTION+
                                             ------------    --------    ----------
Roszel/Delaware Trend Portfolio                 (4.71)%        0.22%       13.56%
S&P 500 Index                                   (0.81)%        6.32%       14.86%
Russell 2500 Growth Index                       (0.92)%        7.46%       23.45%

----------
*  SEE NOTES TO PERFORMANCE INFORMATION.
+  MAY 1, 2003.
++ NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                                          PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
-------------------------------------    -------------
Coach, Inc.                                   4.2%
Protein Design Labs, Inc.                     2.8
Carter's, Inc.                                2.6
Getty Images, Inc.                            2.3
United Therapeutics Corp.                     2.1
Amylin Pharmaceuticals, Inc.                  2.0
PETsMART, Inc.                                1.9
Monster Worldwide, Inc.                       1.9
Cheesecake Factory, Inc. (The)                1.9
MSC Industrial Direct Co.,
  Inc. (Class A)                              1.8
-------------------------------------    -------------
  Total                                      23.5%

                                          PERCENTAGE
HOLDINGS BY SECTOR                       OF NET ASSETS
-------------------------------------    -------------
Health Care                                  27.0%
Information Technology                       23.0
Consumer Discretionary                       22.7
Industrials                                  12.9
Financials                                    8.8
Consumer Staples                              0.8
Materials                                     0.6
Energy                                        0.5
Other#                                        3.7
-------------------------------------    -------------
  Total                                     100.0%

----------
** EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.
#  OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
   ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE TREND PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)        (IN U.S. DOLLARS)

                                                                   SHARES         VALUE
                                                                ------------   ------------
COMMON STOCKS--96.3%
CONSUMER DISCRETIONARY--22.7%
AUTO COMPONENTS--0.8%
Gentex Corp.                                                          17,900   $    325,780
                                                                               ------------
HOTELS, RESTAURANTS & LEISURE--8.9%
CEC Entertainment, Inc. *                                             12,800        538,752
Cheesecake Factory, Inc. (The) *                                      22,950        797,053
Four Seasons Hotels, Inc.                                             10,400        687,440
Kerzner International Ltd. *                                           8,200        466,990
Sonic Corp. *                                                         21,150        645,710
Wynn Resorts Ltd. *                                                   14,200        671,234
                                                                               ------------
                                                                                  3,807,179
                                                                               ------------
MEDIA--2.3%
Getty Images, Inc. *                                                  13,300        987,658
                                                                               ------------
SPECIALTY RETAIL--3.9%
Cost Plus, Inc. *                                                     12,100        301,774
Dick's Sporting Goods, Inc.*                                           8,900        343,451
PETsMART, Inc.                                                        26,700        810,345
Too, Inc. *                                                           10,000        233,700
                                                                               ------------
                                                                                  1,689,270
                                                                               ------------
TEXTILES, APPAREL & LUXURY GOODS--6.8%
Carter's, Inc. *                                                      19,000      1,109,220
Coach, Inc. *                                                         53,100      1,782,567
                                                                               ------------
                                                                                  2,891,787
                                                                               ------------
   TOTAL CONSUMER DISCRETIONARY                                                   9,701,674
                                                                               ------------
CONSUMER STAPLES--0.8%
FOOD PRODUCTS--0.8%
Peet's Coffee & Tea, Inc. *                                            9,700        320,488
                                                                               ------------
ENERGY--0.5%
ENERGY EQUIPMENT & SERVICES--0.5%
CARBO Ceramics, Inc.                                                   2,900        228,984
                                                                               ------------
FINANCIALS--8.8%
COMMERCIAL BANKS--2.0%
City National Corp.                                                    8,000        573,680
Westcorp                                                               5,300        277,826
                                                                               ------------
                                                                                    851,506
                                                                               ------------
INSURANCE--3.6%
Delphi Financial Group, Inc. (Class A)                                 9,650        426,048
IPC Holdings Ltd.                                                     10,100        400,162
PartnerRe Ltd.                                                        10,700        689,294
                                                                               ------------
                                                                                  1,515,504
                                                                               ------------
THRIFTS & MORTGAGE FINANCE--3.2%
Downey Financial Corp.                                                 8,300        607,560
Sovereign Bancorp, Inc.                                               15,800        352,972
Webster Financial Corp.                                                8,800        410,872
                                                                               ------------
                                                                                  1,371,404
                                                                               ------------
   TOTAL FINANCIALS                                                               3,738,414
                                                                               ------------
HEALTH CARE--27.0%
BIOTECHNOLOGY--10.4%
Digene Corp. *                                                        18,900   $    523,152
Encysive Pharmaceuticals, Inc. *                                      57,100        617,251
Exelixis, Inc. *                                                      29,900        222,157
Neurocrine Biosciences, Inc. *                                        10,200        429,012
Protein Design Labs, Inc. *                                           59,700      1,206,537
Telik, Inc. *                                                         33,400        543,084
United Therapeutics Corp. *                                           18,600        896,520
                                                                               ------------
                                                                                  4,437,713
                                                                               ------------
HEALTH CARE EQUIPMENT & SUPPLIES--6.5%
Align Technology, Inc. *                                              43,700        322,069
Conceptus, Inc. * (a)(b)                                              35,900        202,835
Cytyc Corp.*                                                          22,000        485,320
Fisher Scientific International, Inc. *                               11,100        720,390
Mentor Corp.                                                           6,600        273,768
Nektar Therapeutics, Inc. *                                           45,500        766,220
                                                                               ------------
                                                                                  2,770,602
                                                                               ------------
HEALTH CARE PROVIDERS & SERVICES--1.4%
Advisory Board Co. (The) *                                            12,800        623,872
                                                                               ------------
PHARMACEUTICALS--8.7%
Amylin Pharmaceuticals, Inc. *                                        39,900        835,107
CV Therapeutics, Inc.*                                                12,700        284,734
First Horizon Pharmaceutical Corp. *                                  32,600        620,704
Medicis Pharmaceutical Corp. (Class A)                                13,900        441,047
MGI Pharma, Inc. *                                                    22,900        498,304
Par Pharmaceutical Cos., Inc. *                                       11,900        378,539
Vicuron Pharmaceuticals, Inc. *                                       23,400        652,860
                                                                               ------------
                                                                                  3,711,295
                                                                               ------------
   TOTAL HEALTH CARE                                                             11,543,482
                                                                               ------------
INDUSTRIALS--12.9%
AIR FREIGHT & LOGISTICS--3.1%
J.B. Hunt Transport Services, Inc.                                    31,900        615,670
UTI Worldwide, Inc.                                                   10,100        703,162
                                                                               ------------
                                                                                  1,318,832
                                                                               ------------
COMMERCIAL SERVICES & SUPPLIES--8.0%
Bright Horizons Family Solutions, Inc. *                              15,100        614,872
Monster Worldwide, Inc. *                                             27,800        797,304
Resources Connection, Inc. *                                          28,700        666,701
United Rentals, Inc. *                                                28,400        573,964
West Corp. *                                                          19,200        737,280
                                                                               ------------
                                                                                  3,390,121
                                                                               ------------
TRADING COMPANIES & DISTRIBUTORS--1.8%
MSC Industrial Direct Co.,Inc. (Class A)                              23,200        783,000
                                                                               ------------
   TOTAL INDUSTRIALS                                                              5,491,953
                                                                               ------------

See Notes to Financial Statements.

                                                                   SHARES         VALUE
                                                                ------------   ------------
INFORMATION TECHNOLOGY--23.0%
COMMUNICATIONS EQUIPMENT--3.6%
Foundry Networks, Inc. *                                              47,700   $    411,651
Polycom, Inc. *                                                       38,200        569,562
Tekelec *                                                             34,000        571,200
                                                                               ------------
                                                                                  1,552,413
                                                                               ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.8%
Mettler Toledo International, Inc. *                                  13,300        619,514
Paxar Corp. *                                                         21,800        386,950
Sanmina-SCI Corp. *                                                   46,400        253,808
Vishay Intertechnology, Inc. *                                        30,500        362,035
                                                                               ------------
                                                                                  1,622,307
                                                                               ------------
INTERNET SOFTWARE & SERVICES--2.2%
Akamai Technologies, Inc. *                                           37,500        492,375
Opsware, Inc. *                                                       84,700        433,664
                                                                               ------------
                                                                                    926,039
                                                                               ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--7.6%
Cymer, Inc. *                                                         21,600        569,160
Fairchild Semiconductor International, Inc. (Class A) *               28,400        418,900
Integrated Circuit Systems, Inc. *                                    25,800        532,512
Micrel, Inc. *                                                        35,700        411,264
Power Integrations, Inc. *                                            21,100        455,127
Silicon Image, Inc. *                                                 61,200        627,912
Skyworks Solutions, Inc. *                                            30,700        226,259
                                                                               ------------
                                                                                  3,241,134
                                                                               ------------
SOFTWARE--5.8%
American Reprographics Co. *                                          12,900        207,561
Hyperion Solutions Corp. *                                            18,300        736,392
Jack Henry & Associates, Inc.                                         31,500        576,765
RSA Security, Inc. *                                                  22,700        260,596
Salesforce.com, Inc. *                                                19,400        397,312
Wind River Systems, Inc. *                                            19,400        304,192
                                                                               ------------
                                                                                  2,482,818
                                                                               ------------
   TOTAL INFORMATION TECHNOLOGY                                                   9,824,711
                                                                               ------------
MATERIALS--0.6%
CONSTRUCTION MATERIALS--0.6%
AMCOL International Corp.                                             13,600        255,544
                                                                               ------------
TOTAL COMMON STOCKS
(Cost--$36,140,866)                                                              41,105,250
                                                                               ------------

                                                                 PRINCIPAL
                                                                   AMOUNT         VALUE
                                                                ------------   ------------
SHORT-TERM SECURITIES--4.6%
REPURCHASE AGREEMENT **--4.6%
Nomura Securities International, Inc.,
   3.05%, dated 06/30/05,
   due 07/01/05, total to
   be received $1,975,208
   (Cost--$1,975,041)                                           $  1,975,041   $  1,975,041
                                                                               ------------
TOTAL INVESTMENTS--100.9%
(Cost--$38,115,907)                                                              43,080,291
OTHER LIABILITIES IN EXCESS OF ASSETS--(0.9)%                                      (393,314)
                                                                               ------------
NET ASSETS--100.0%                                                             $ 42,686,977
                                                                               ============

----------
*    NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.
(a) SECURITY VALUED AT FAIR VALUE. AT JUNE 30, 2005, THE PORTFOLIO HELD $202,835 OF FAIR VALUED SECURITIES, REPRESENTING LESS THAN 0.1% OF NET ASSETS.
(b) SECURITY HAS BEEN DEEMED ILLIQUID PURSUANT TO PROCEDURES APPROVED BY THE BOARD OF TRUSTEES AND MAY BE DIFFICULT TO sell.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2005

MARKET REVIEW

   Since January, the Federal Reserve Board (the Fed) has raised interest rates four times to 3.25% and oil prices have remained elevated, hitting over $60 a barrel in late June. High yield and investment grade bonds have done well, while convertible securities have struggled. For the six-month period ended June 30, 2005, the Merrill Lynch U.S. High Yield Master II Index posted a positive 1.13% total return and the Lehman Aggregate Index rose 2.51%. The Merrill Lynch All Convertibles Index returned a negative 3.45%, uncharacteristically underperforming the S&P 500 Index in a down market. The S&P 500 Index was down 0.81% in the six-month period ended June 30, 2005. Although convertibles have rebounded significantly since their low in April, they still have not made up all the lost ground for the year.

   Higher-rated credits have outperformed lower-rated credits in both the high yield and convertible markets. Within the high yield market, BB-rated bonds outperformed B-rated, which outperformed the CCC-rated. In the convertible market, the investment grade issues beat speculative grade issues as well. While rates on the 3-month Treasury rose 89 basis points during this six-month period ended June 30, 2005, the 10-year U.S. Treasury fell 34 basis points to a yield of below 4% during this same period, continuing the flattening of the yield curve.

FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE

   Over the first quarter, higher short-term rates decreased potential returns for convertible arbitrageurs and prompted some liquidation by hedge funds. Convertible securities were able to rebound strongly off the low levels reached in April. Although we may see some further liquidations at the margin, we believe this activity has squeezed rich valuations out of the market, leaving a more constructive investment environment than we have seen for some time.

   Across industries within high yield, integrated and wireless telecom added to performance, along with energy exploration & production.

   A significant detractor from performance was our minimal weight in long-dated treasury securities. As the yield curve flattened, these securities outperformed other fixed income investments. We continue to believe there is limited opportunity within this sector of the market, despite its strong recent performance. Detractors from performance were capital goods and packaging.

   Our expectations are somewhat more optimistic than the general market consensus. In our opinion, the U.S. economy is considerably more stable than the market appears to be discounting. We believe that U.S. GDP growth will continue in the range of 3.0-3.5%.

   We expect interest rates to drift upwards modestly, as yields on the 10-year U.S. Treasury begin to reflect more realistic economic expectations. Consequently, we are finding limited opportunity in long-dated securities. We anticipate continued measured increases in interest rates by the Fed, although we believe these actions are increasingly data dependent.

   We believe that strong economic conditions and low interest rates are supportive of the credit markets. In the high yield area, we feel that credit conditions are still relatively benign and should remain so for the near future. Low default rates, high liquidity levels, and a stable economy remain supportive of favorable returns. Further, high yield securities tend to be less sensitive to interest rate movements than investment grade securities, and therefore can provide good returns even if long rates back up. We are also finding better value in convertible securities.

   THE PRECEDING COMMENTARY WAS PREPARED BY THE PORTFOLIO'S INVESTMENT MANAGER, LORD, ABBETT & CO. LLC.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                      SINCE
                                                        SIX MONTHS++    ONE YEAR    INCEPTION+
                                                        ------------    --------    ----------
Roszel/Lord Abbett Bond Debenture
   Portfolio                                               (0.42)%        8.27%       10.05%
Merrill Lynch U.S. High Yield Master II
   Index                                                    1.13%        10.62%       14.21%
Merrill Lynch U.S. Domestic Master
   Bond Index                                               2.66%         6.97%        5.91%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.
+    JULY 1, 2002.
++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2005 (UNAUDITED)

                                                 PERCENTAGE
TOP TEN HOLDINGS**                             OF NET ASSETS
------------------------------------------     -------------
Federal National Mortgage Assn.
  6.00% due 05/01/33                                2.3%
U.S. Treasury Notes
  5.00% due 02/15/11                                2.1
Federal National Mortgage Assn.
  6.00% due 03/01/33                                2.0
Chesapeake Energy Corp.                             1.7
U.S. Treasury Notes
  4.38% due 05/15/07                                1.7
Iron Mountain, Inc.
  7.75% due 01/15/15                                1.3
Insight Communications Co., Inc.
  0.00% due 02/15/11 (a)                            1.3
El Paso Corp.
  7.00% due 05/15/11                                1.3
Starwood Hotels & Resorts
  Worldwide, Inc.
  3.50% due 05/16/23 (b)                            1.2
Constellation Brands, Inc.,
  Series A                                          1.2
------------------------------------------     -------------
  Total                                            16.1%

                                               PERCENTAGE OF
                                               FIXED INCOME
S&P RATINGS**                                   INVESTMENTS
------------------------------------------     -------------
AAA-A                                               2.7%
BBB-B                                              73.8
CCC-C                                               9.3
U.S. Government & Agencies
  Obligations                                      11.0
Not Rated Securities                                3.2
------------------------------------------     -------------
  Total                                           100.0%

                                                 PERCENTAGE
HOLDINGS BY SECTOR                             OF NET ASSETS
------------------------------------------     -------------
Consumer Discretionary                             20.1%
Industrials                                        12.6
Energy                                             10.8
U.S. Government Securities                         10.1
Health Care                                         9.6
Materials                                           9.5
Utilities                                           9.5
Telecommunication Services                          6.0
Consumer Staples                                    5.8
Financials                                          3.3
Information Technology                              3.0
Other#                                             (0.3)
------------------------------------------     -------------
  Total                                           100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.
#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.
(a) STEP BOND - COUPON RATE INCREASES IN INCREMENTS TO MATURITY. RATE DISCLOSED IS AS OF JUNE 30, 2005.
(b)  CONVERTIBLE BOND.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)        (IN U.S. DOLLARS)

                                                     S&P          PRINCIPAL
                                                   RATINGS+         AMOUNT         VALUE
                                                  ---------      ------------   ------------
FIXED INCOME INVESTMENTS--91.9%
CONSUMER DISCRETIONARY--19.5%
AUTO COMPONENTS--0.7%
Accuride Corp.
   8.50% due 02/01/15                                B-          $     25,000   $     24,437
Cooper Standard Auto
   8.38% due 12/15/14                                B                 75,000         59,250
Stanadyne Corp.
   10.00% due 08/15/14                               B-                25,000         23,625
                                                                                ------------
                                                                                     107,312
                                                                                ------------
AUTOMOBILES--0.8%
Ford Motor Credit Co.
   7.38% due 10/28/09                                BB+              125,000        122,148
                                                                                ------------
HOTELS, RESTAURANTS & LEISURE--6.3%
Denny's Corp.
   10.00% due 10/01/12                               CCC+              50,000         52,000
Gaylord Entertainment Co
   8.00% due 11/15/13                                B-               150,000        157,687
   6.75% due 11/15/14                                B-                25,000         24,438
Hilton Hotels Corp.
   3.38% due 04/15/23 (b)                            BBB-              50,000         60,188
International Game Technology
   1.58% due 01/29/33 (b)(d)                         BBB               75,000         48,656
Isle of Capri Casinos, Inc.
   7.00% due 03/01/14                                B                100,000        100,500
LCE Acquisition Corp.
   9.00% due 08/01/14 (c)                            CCC+             100,000         96,750
MGM MIRAGE
   6.75% due 09/01/12                                BB                30,000         30,900
Premier Entertainment
   Biloxi LLC/Premier Finance
   10.75% due 02/01/12                               B-                25,000         24,250
Scientific Games Corp.
   6.25% due 12/15/12 (c)                            B+                75,000         75,750
Starwood Hotels &
   Resorts Worldwide, Inc.
   3.50% due 05/16/23 (b)                            BB+              150,000        179,812
Station Casinos, Inc.
   6.50% due 02/01/14                                B+                75,000         76,500
Wynn Las Vegas Capital Corp.
   6.63% due 12/01/14                                B+                25,000         24,313
                                                                                ------------
                                                                                     951,744
                                                                                ------------
LEISURE EQUIPMENT & PRODUCTS--0.7%
Hard Rock Hotel, Inc.
   8.88% due 06/01/13                                B                100,000        108,750
                                                                                ------------
MEDIA--9.7%
Allbritton Communications Co.
   7.75% due 12/15/12                                B-               150,000        147,750
Block Communications, Inc.
   9.25% due 04/15/09                                B-                70,000         74,550
Carmike Cinemas, Inc.
   7.50% due 02/15/14                                CCC+              30,000         27,188
Charter Communications Holdings II LLC
   10.25% due 09/15/10                               CCC-        $     75,000   $     75,844
Charter Communications Holdings LLC
   10.00% due 04/01/09                               CCC-              40,000         30,900
CSC Holdings, Inc., Series B
   8.13% due 08/15/09                                BB-               50,000         50,625
DirecTV Holdings LLC (c)
   6.38% due 06/15/15                                BB-               25,000         24,875
Echostar DBS Corp.
   6.38% due 10/01/11                                BB-               75,000         74,344
Houghton Mifflin Co.
   8.25% due 02/01/11                                B-               150,000        155,625
Insight Communications Co., Inc.
   0.00% due 02/15/11 (a)                            CCC+             200,000        200,500
Interpublic Group of Cos., Inc.
   6.25% due 11/15/14                                BB-               35,000         32,684
Liberty Media Corp.
   3.25% due 03/15/31 (b)                            BB+              200,000        153,000
Lions Gate Entertainment Corp.
   3.63% due 03/15/25 (b)                            NR+               25,000         25,156
Mediacom LLC/Mediacom Capital Corp.
   9.50% due 01/15/13                                B                 50,000         49,875
Paxson Communications Corp.
   10.75% due 07/15/08                               CCC-              25,000         24,625
Sinclair Broadcast Group, Inc.
   8.00% due 03/15/12                                B                140,000        143,500
   6.00% due 09/15/12 (b)                            B-               125,000        104,687
Walt Disney Co.
   2.13% due 04/15/23 (b)                            A-                50,000         51,312
                                                                                ------------
                                                                                   1,447,040
                                                                                ------------
MULTILINE RETAIL--0.8%
Saks, Inc.
   7.38% due 02/15/19                                CCC+              90,000         90,000
   2.00% due 03/15/24 (b)                            CCC+              25,000         27,812
                                                                                ------------
                                                                                     117,812
                                                                                ------------
TEXTILES, APPAREL & LUXURY GOODS--0.5%
INVISTA
   9.25% due 05/01/12 (c)                            B+                65,000         71,013
                                                                                ------------
   TOTAL CONSUMER DISCRETIONARY                                                    2,925,819
                                                                                ------------
CONSUMER STAPLES--4.1%
FOOD & STAPLES RETAILING--0.7%
Stater Brothers Holdings
   8.13% due 06/15/12                                BB-              105,000        102,375
                                                                                ------------
FOOD PRODUCTS--1.3%
Chiquita Brands International, Inc.
   7.50% due 11/01/14                                B-                50,000         46,500
Dole Food Co., Inc.
   8.88% due 03/15/11                                B+                43,000         45,903

See Notes to Financial Statements.

                                                     S&P          PRINCIPAL
                                                   RATINGS+         AMOUNT         VALUE
                                                  ---------      ------------   ------------
FIXED INCOME INVESTMENTS--(CONTINUED)
CONSUMER STAPLES--(CONTINUED)
Pinnacle Foods Holding Corp.
   8.25% due 12/01/13                                B-          $     40,000   $     35,800
Tembec Industries, Inc.
   7.75% due 03/15/12                                B                100,000         73,500
                                                                                ------------
                                                                                     201,703
                                                                                ------------
HOUSEHOLD PRODUCTS--1.4%
Playtex Products, Inc.
   9.38% due 06/01/11                                CCC+              45,000         47,362
Rayovac Corp.
   8.50% due 10/01/13                                B-               150,000        156,750
                                                                                ------------
                                                                                     204,112
                                                                                ------------
PERSONAL PRODUCTS--0.7%
Elizabeth Arden, Inc.
   7.75% due 01/15/14                                B-               100,000        104,250
                                                                                ------------
   TOTAL CONSUMER STAPLES                                                            612,440
                                                                                ------------
ENERGY--9.1%
ENERGY EQUIPMENT & SERVICES--2.4%
CHC Helicopter Corp.
   7.38% due 05/01/14                                B                 50,000         49,875
Key Energy Services, Inc.
   6.38% due 05/01/13                                B-                75,000         75,375
Offshore Logistics, Inc.
   6.13% due 06/15/13                                BB               100,000         96,500
Schlumberger Ltd.
   1.50% due 06/01/23 (b)                            A+                50,000         57,375
Williams Cos., Inc.
   7.88% due 09/01/21                                B+                75,000         85,312
                                                                                ------------
                                                                                     364,437
                                                                                ------------
OIL & GAS--6.7%
Chesapeake Energy Corp.
   7.00% due 08/15/14                                BB-               60,000         63,600
   6.25% due 01/15/18 (c)                            BB-               50,000         49,250
El Paso Corp.
   7.00% due 05/15/11                                B-               200,000        199,500
Exco Resources, Inc.
   7.25% due 01/15/11                                B                 55,000         55,000
Ferrellgas Partners LP
   6.75% due 05/01/14                                B+                40,000         38,600
Hanover Compressor Co.
   8.63% due 12/15/10                                B                 75,000         79,312
   4.75% due 01/15/14 (b)                            B                 40,000         41,200
   9.00% due 06/01/14                                B                 25,000         26,625
Hornbeck Offshore Services, Inc.
   6.13% due 12/01/14                                BB-               70,000         70,875
Houston Exploration Co.
   7.00% due 06/15/13                                B+               150,000        154,875
KCS Energy, Inc.
   7.13% due 04/01/12 (c)                            B-                50,000         51,000
Kerr-McGee Corp.
   6.95% due 07/01/24                                BB+               35,000         36,165
Pogo Producing Co.
   6.63% due 03/15/15 (c)                            BB                75,000         77,438
Quicksilver Resources, Inc.
   1.88% due 11/01/24 (b)(c)                         NR+               25,000         38,406
Range Resources Corp.
   7.38% due 07/15/13                                B           $     25,000   $     26,625
                                                                                ------------
                                                                                   1,008,471
                                                                                ------------
   TOTAL ENERGY                                                                    1,372,908
                                                                                ------------
FINANCIALS--2.3%
CONSUMER FINANCE--0.9%
General Motors Acceptance Corp.
   7.25% due 03/02/11                                BB               150,000        140,651
                                                                                ------------
DIVERSIFIED FINANCIAL SERVICES--1.4%
American Express Co. (a)(b)
   1.85% due 12/01/33                                A+                50,000         50,625
Harvest Operations Corp.
   7.88% due 10/15/11                                B-                25,000         23,812
Morgan Stanley (b)(c)(f)
   1.00% due 03/30/12                                A+                40,000         38,552
Sensus Metering Systems, Inc
   8.63% due 12/15/13                                B-               100,000         93,000
                                                                                ------------
                                                                                     205,989
                                                                                ------------
   TOTAL FINANCIALS                                                                  346,640
                                                                                ------------
HEALTH CARE--9.0%
BIOTECHNOLOGY--1.0%
Bio-Rad Laboratories, Inc.
   6.13% due 12/15/14                                BB-               50,000         50,500
Celgene Corp.
   1.75% due 06/01/08 (b)                            NR+               25,000         43,969
Invitrogen Corp.
   1.50% due 02/15/24 (b)                            NR+               50,000         48,125
                                                                                ------------
                                                                                     142,594
                                                                                ------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.9%
Advanced Medical Optics, Inc.
   2.50% due 07/15/24 (b)                            B                 50,000         50,188
CDRV Investors, Inc.
   0.00% due 01/01/15 (a)(c)                         B-                50,000         24,500
Fisher Scientific International, Inc.
   2.50% due 10/01/23 (b)                            BBB-              50,000         73,062
Medtronic, Inc.
   1.25% due 09/15/21 (b)                            AA-              100,000         99,125
PerkinElmer, Inc.
   8.88% due 01/15/13                                BB-               40,000         44,500
                                                                                ------------
                                                                                     291,375
                                                                                ------------
HEALTH CARE PROVIDERS & SERVICES--3.1%
AmeriPath, Inc.
   10.50% due 04/01/13                               B-               100,000        101,250
DaVita, Inc.
   7.25% due 03/15/15 (c)                            B                 50,000         51,375
HCA, Inc.
   6.38% due 01/15/15                                BB+               40,000         41,504
HEALTHSOUTH Corp.
   8.38% due 10/01/11                                NR+               40,000         39,700
PacifiCare Health Systems
   10.75% due 06/01/09                               BBB-               6,000          6,600

See Notes to Financial Statements.

                                                     S&P          PRINCIPAL
                                                   RATINGS+         AMOUNT         VALUE
                                                  ---------      ------------   ------------
FIXED INCOME INVESTMENTS--(CONTINUED)
HEALTH CARE--(CONTINUED)
Tenet Healthcare Corp.
   7.38% due 02/01/13                                B           $     75,000   $     74,062
   9.88% due 07/01/14                                B                 50,000         53,625
   9.25% due 02/01/15 (c)                            B                 25,000         25,938
Universal Health Services, Inc.
   0.43% due 06/23/20 (b)                            BBB              100,000         70,500
                                                                                ------------
                                                                                     464,554
                                                                                ------------
PHARMACEUTICALS--3.0%
Alpharma, Inc.
   8.63% due 05/01/11 (c)                            B-               135,000        131,962
Alza Corp.
   0.76% due 07/28/20 (b)(d)                         AAA               75,000         66,938
Teva Pharmaceutical Finance LLC
   0.50% due 02/01/24 (b)                            BBB               40,000         39,200
Teva Pharmaceutical Finance NV
   0.38% due 11/15/22 (b)                            BBB               45,000         66,094
Warner Chilcott Corp.
   8.75% due 02/01/15 (c)                            CCC+              50,000         48,625
Watson Pharmaceuticals, Inc
   1.75% due 03/15/23 (b)                            BBB-             100,000         92,750
                                                                                ------------
                                                                                     445,569
                                                                                ------------
   TOTAL HEALTH CARE                                                               1,344,092
                                                                                ------------
INDUSTRIALS--12.6%
AEROSPACE & DEFENSE--3.5%
Alliant Techsystems, Inc.
   2.75% due 02/15/24 (b)                            B                 50,000         52,187
Armor Holdings, Inc.
   8.25% due 08/15/13                                B+                25,000         27,031
   2.00% due 11/01/24 (a)(b)                         B+                25,000         24,313
DRS Technologies, Inc.
   6.88% due 11/01/13                                B                100,000        103,500
Esterline Technologies Corp
   7.75% due 06/15/13                                B+                75,000         79,500
Lockheed Martin Corp.
   3.02% due 08/15/33 (b)(e)                         BBB+              60,000         63,865
Moog, Inc.
   6.25% due 01/15/15                                B+                25,000         24,937
Raytheon Co.
   4.85% due 01/15/11                                BBB-             100,000        101,490
Titan Corp.
   8.00% due 05/15/11                                B                 50,000         53,625
                                                                                ------------
                                                                                     530,448
                                                                                ------------
BUILDING PRODUCTS--1.1%
Builders FirstSource, Inc.
   7.52% due 02/15/12 (c)(e)                         B-                50,000         49,750
Jacuzzi Brands, Inc.
   9.63% due 07/01/10                                B                100,000        109,500
Texas Industries, Inc.
   7.25% due 07/15/13 (c)                            BB-               10,000         10,250
                                                                                ------------
                                                                                     169,500
                                                                                ------------
COMMERCIAL SERVICES & SUPPLIES--3.4%
Allied Waste North America
   6.13% due 02/15/14 (c)                            BB-         $    100,000   $     92,875
Charles River Associates, Inc.
   2.88% due 06/15/34 (b)                            NR+               45,000         67,894
Iron Mountain, Inc.
   7.75% due 01/15/15                                B                200,000        201,000
SFBC International, Inc.
   2.25% due 08/15/24 (b)                            B-               100,000        113,750
United Rentals North America, Inc.
   7.75% due 11/15/13                                B+                40,000         39,300
                                                                                ------------
                                                                                     514,819
                                                                                ------------
CONSTRUCTION & ENGINEERING--0.9%
Fluor Corp.
   1.50% due 02/15/24 (b)                            BBB+              75,000         86,625
J. Ray McDermott SA
   11.00% due 12/15/13 (c)                           CCC+              40,000         44,800
                                                                                ------------
                                                                                     131,425
                                                                                ------------
INDUSTRIAL CONGLOMERATES--1.1%
J.B Poindexter & Co.
   8.75% due 03/15/14                                B-                45,000         40,950
Park-Ohio Industries, Inc.
   8.38% due 11/15/14 (c)                            CCC+              75,000         66,937
Tyco International Group SA
   2.75% due 01/15/18 (b)                            BBB               45,000         58,050
                                                                                ------------
                                                                                     165,937
                                                                                ------------
MACHINERY--1.9%
AGCO Corp.
   1.75% due 12/31/33 (b)                            BB-               70,000         72,275
Cummins, Inc.
   9.50% due 12/01/10                                BB+               30,000         33,000
Dresser Rand Group, Inc.
   7.38% due 11/01/14 (c)                            B-                25,000         26,000
Gardner Denver, Inc.
   8.00% due 05/01/13 (c)                            B                 25,000         25,292
JLG Industries, Inc.
   8.25% due 05/01/08                                B+                25,000         26,187
Manitowoc Co., Inc. (The)
   7.13% due 11/01/13                                B+               100,000        104,500
                                                                                ------------
                                                                                     287,254
                                                                                ------------
ROAD & RAIL--0.7%
Union Pacific Corp.
   3.63% due 06/01/10                                BBB              100,000         96,090
                                                                                ------------
   TOTAL INDUSTRIALS                                                               1,895,473
                                                                                ------------
INFORMATION TECHNOLOGY--2.9%
COMPUTERS & PERIPHERALS--0.7%
EMC Corp.
   4.50% due 04/01/07 (b)                            BBB              100,000        105,500
                                                                                ------------

See Notes to Financial Statements.

                                                     S&P          PRINCIPAL
                                                   RATINGS+         AMOUNT         VALUE
                                                  ---------      ------------   ------------
FIXED INCOME INVESTMENTS--(CONTINUED)
INFORMATION TECHNOLOGY--(CONTINUED)
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.1%
Communications & Power Industries, Inc.
   8.00% due 02/01/12                                B-          $     15,000   $     15,075
                                                                                ------------
IT SERVICES--0.6%
DST Systems, Inc., (Class A)
   4.13% due 08/15/23 (b)                            NR+               75,000         85,406
                                                                                ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.8%
Cypress Semiconductor Corp.
   1.25% due 06/15/08 (b)                            B-                25,000         26,438
LSI Logic Corp.
   4.00% due 05/15/10 (b)                            B                100,000         98,500
                                                                                ------------
                                                                                     124,938
                                                                                ------------
SOFTWARE--0.7%
Mentor Graphics Corp.
   6.88% due 06/15/07 (b)                            NR+              100,000         99,000
                                                                                ------------
   TOTAL INFORMATION TECHNOLOGY                                                      429,919
                                                                                ------------
MATERIALS--9.5%
CHEMICALS--2.9%
Crompton Corp.
   9.88% due 08/01/12                                B                 50,000         58,000
Equistar Chemicals LP
   7.55% due 02/15/26                                BB-               25,000         23,188
Hercules, Inc.
   6.75% due 10/15/29                                B+               125,000        121,250
Huntsman LLC
   11.50% due 07/15/12                               B                 27,000         31,657
IMC Global, Inc.
   11.25% due 06/01/11                               BB                50,000         55,250
Nova Chemicals Corp.
   6.50% due 01/15/12                                BB+               25,000         24,250
PQ Corp.
   7.50% due 02/15/13 (c)                            B-                50,000         49,125
Rhodia SA
   8.88% due 06/01/11                                CCC+              40,000         38,500
Rockwood Specialties Group, Inc.
   7.50% due 11/15/14 (c)                            B-                30,000         29,775
                                                                                ------------
                                                                                     430,995
                                                                                ------------
CONTAINERS & PACKAGING--3.4%
Constar International, Inc.
   11.00% due 12/01/12                               CCC+              45,000         35,775
Crown Cork & Seal Co., Inc.
   7.38% due 12/15/26                                B                150,000        137,625
Graham Packaging Co., Inc.
   8.50% due 10/15/12 (c)                            CCC+              25,000         25,250
Jefferson Smurfit Corp.
   7.50% due 06/01/13                                B                 65,000         62,075
Owens-Brockway
   8.88% due 02/15/09                                BB-         $    150,000   $    159,375
   7.75% due 05/15/11                                BB-               50,000         53,125
Stone Container Finance
   7.38% due 07/15/14                                B                 40,000         37,600
                                                                                ------------
                                                                                     510,825
                                                                                ------------
METALS & MINING--1.2%
Allegheny Ludlum Corp.
   6.95% due 12/15/25                                B+                50,000         48,056
Novelis, Inc.
   7.25% due 02/15/15 (c)                            B                 25,000         25,094
Placer Dome, Inc.
   2.75% due 10/15/23 (b)                            BBB+             100,000        105,875
                                                                                ------------
                                                                                     179,025
                                                                                ------------
PAPER & FOREST PRODUCTS--2.0%
Ainsworth Lumber Co. Ltd.
   7.25% due 10/01/12                                B+                70,000         66,675
Bowater, Inc.
   6.50% due 06/15/13                                BB                50,000         49,375
Buckeye Technologies, Inc.
   8.00% due 10/15/10                                B                150,000        144,000
Norske Skog Canada Ltd.
   7.38% due 03/01/14                                BB-               50,000         49,000
                                                                                ------------
                                                                                     309,050
                                                                                ------------
   TOTAL MATERIALS                                                                 1,429,895
                                                                                ------------
TELECOMMUNICATION SERVICES--6.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.7%
Cincinnati Bell, Inc.
   8.38% due 01/15/14                                B-                75,000         76,875
Qwest Capital Funding, Inc.
   7.90% due 08/15/10                                B                175,000        174,125
                                                                                ------------
                                                                                     251,000
                                                                                ------------
WIRELESS TELECOMMUNICATION SERVICES--4.3%
AirGate PCS, Inc.
   9.38% due 09/01/09 (c)                            CCC               25,000         26,250
   6.89% due 10/15/11 (e)                            B-                70,000         71,575
Centennial Communications Corp.
   10.13% due 06/15/13                               CCC               75,000         84,750
INTELSAT Ltd.
   8.25% due 01/15/13 (c)                            B+               100,000        103,250
Nextel Communications, Inc.
   7.38% due 08/01/15                                BB                60,000         64,800
Nextel Partners, Inc.
   8.13% due 07/01/11                                BB-              100,000        108,500
Rural Cellular Corp.
   9.88% due 02/01/10                                CCC               50,000         51,625
Triton PCS, Inc.
   9.38% due 02/01/11                                CCC-              25,000         17,937
   8.75% due 11/15/11                                CCC-              25,000         17,688
UbiquiTel Operating Co.
   9.88% due 03/01/11                                CCC               70,000         76,825
Western Wireless Corp.
   9.25% due 07/15/13                                CCC               25,000         28,469
                                                                                ------------
                                                                                     651,669
                                                                                ------------
   TOTAL TELECOMMUNICATION SERVICES                                                  902,669
                                                                                ------------

See Notes to Financial Statements.

                                                     S&P          PRINCIPAL
                                                   RATINGS+         AMOUNT         VALUE
                                                  ---------      ------------   ------------
FIXED INCOME INVESTMENTS--(CONTINUED)
U.S. GOVERNMENT SECURITIES--10.1%
U.S. GOVERNMENT AGENCIES--6.3%
Federal National Mortgage Assn.
   6.00% due 09/01/32                                AAA         $     11,720   $     12,023
   6.00% due 01/01/33                                AAA               50,779         52,093
   5.50% due 02/01/33                                AAA               93,947         95,345
   6.00% due 03/01/33                                AAA              291,511        299,056
   6.00% due 05/01/33                                AAA              329,850        338,387
   5.50% due 07/01/33                                AAA              152,295        154,518
                                                                                ------------
                                                                                     951,422
                                                                                ------------
U.S. GOVERNMENT TREASURIES--3.8%
U.S. Treasury Notes
   4.38% due 05/15/07                                AAA              250,000        253,330
   5.00% due 02/15/11                                AAA              300,000        318,738
                                                                                ------------
                                                                                     572,068
                                                                                ------------
   TOTAL U.S. GOVERNMENT                                                           1,523,490
                                                                                ------------
UTILITIES--6.8%
ELECTRIC UTILITIES--3.0%
Midwest Generation LLC
   8.75% due 05/01/34                                B                100,000        112,000
Nevada Power Co.
   5.88% due 01/15/15 (c)                            BB               100,000        100,500
Teco Energy, Inc. (c)
   6.75% due 05/01/15                                BB                25,000         26,500
Texas Genco Financing Corp.
   6.88% due 12/15/14 (c)                            B                 50,000         52,625
Virginia Electric & Power Co.
   4.50% due 12/15/10                                BBB+             150,000        150,197
                                                                                ------------
                                                                                     441,822
                                                                                ------------
GAS UTILITIES--1.5%
MarkWest Energy Partners LP
   6.88% due 11/01/14 (c)                            B+                30,000         29,850
SEMCO Energy, Inc.
   7.13% due 05/15/08                                BB-              100,000        101,809
Suburban Propane Partners LP
   6.88% due 12/15/13                                B                100,000         95,000
                                                                                ------------
                                                                                     226,659
                                                                                ------------
MULTI-UTILITIES & UNREGULATED POWER--2.3%
Duke Energy Corp., Series B
   5.38% due 01/01/09                                BBB              100,000        103,373
Dynegy Holdings, Inc.
   9.88% due 07/15/10 (c)                            B-               100,000        110,500
   6.88% due 04/01/11                                CCC+              50,000         49,375
NRG Energy, Inc.
   8.00% due 12/15/13 (c)                            B                 78,000         82,290
                                                                                ------------
                                                                                     345,538
                                                                                ------------
   TOTAL UTILITIES                                                                 1,014,019
                                                                                ------------
TOTAL FIXED INCOME INVESTMENTS
(Cost--$13,841,337)                                                               13,797,364
                                                                                ------------

                                                                    SHARES         VALUE
                                                                 ------------   ------------
CONVERTIBLE PREFERRED
   STOCKS--8.3%
CONSUMER DISCRETIONARY--0.6%
AUTOMOBILES--0.3%
Ford Motor Co. Capital Trust II                                         1,000   $    40,330
                                                                                ------------
MEDIA--0.3%
Interpublic Group of Cos., Inc., Series A                               1,000         44,900
                                                                                ------------
   TOTAL CONSUMER DISCRETIONARY                                                       85,230
                                                                                ------------
CONSUMER STAPLES--1.7%
BEVERAGES--1.2%
Constellation Brands, Inc., Series A                                    4,000        178,800
                                                                                ------------
FOOD & STAPLES RETAILING--0.5%
Albertson's, Inc.                                                       3,500         78,295
                                                                                ------------
   TOTAL CONSUMER STAPLES                                                            257,095
                                                                                ------------
ENERGY--1.7%
OIL & GAS--1.7%
Chesapeake Energy Corp.                                                   175        256,222
                                                                                ------------
FINANCIALS--1.0%
COMMERCIAL BANKS--0.4%
Marshall & Ilsley Corp.                                                 2,000         55,100
                                                                                ------------
DIVERSIFIED FINANCIAL SERVICES--0.2%
Morgan Stanley (c)                                                        380         25,103
                                                                                ------------
INSURANCE--0.4%
Chubb Corp.                                                             2,000         63,520
                                                                                ------------
   TOTAL FINANCIALS                                                                  143,723
                                                                                ------------
HEALTH CARE--0.6%
PHARMACEUTICALS--0.6%
Schering-Plough Corp.                                                   1,800         91,764
                                                                                ------------
UTILITIES--2.7%
ELECTRIC UTILITIES--1.6%
FPL Group, Inc.                                                         2,000        129,220
PNM Resources, Inc.                                                     2,000        107,080
                                                                                ------------
                                                                                     236,300
                                                                                ------------
MULTI-UTILITIES & UNREGULATED POWER--1.1%
CMS Energy Corp.                                                        1,000         81,500
Williams Cos., Inc.                                                     1,000         91,000
                                                                                ------------
                                                                                     172,500
                                                                                ------------
   TOTAL UTILITIES                                                                   408,800
                                                                                ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost--$1,104,321)                                                                 1,242,834
                                                                                ------------

See Notes to Financial Statements.

                                                                    SHARES         VALUE
                                                                 ------------   ------------
COMMON STOCK--0.1%
INFORMATION TECHNOLOGY--0.1%
COMMUNICATIONS EQUIPMENT--0.1%
Avaya, Inc. *
(Cost--$42,610)                                                         2,808   $     23,363
                                                                                ------------

                                                                  PRINCIPAL
                                                                    AMOUNT
                                                                 ------------
SHORT-TERM SECURITIES--6.7%
REPURCHASE AGREEMENT **--6.7%
Nomura Securities International, Inc.,
   3.05%, dated 6/30/05, due 07/01/05, total to
   be received $999,454
   (Cost--$999,369)                                              $    999,369        999,369
                                                                                ------------
TOTAL INVESTMENTS--107.0%
(Cost--$15,987,637)                                                               16,062,930
OTHER LIABILITIES IN EXCESS OF ASSETS--(7.0)%                                     (1,057,226)
                                                                                ------------
NET ASSETS--100.0%                                                              $ 15,005,704
                                                                                ============

----------
+    NOT RATED BY STANDARD & POOR'S CORPORATION OR MOODY'S INVESTOR SERVICE,
     INC.
*    NON-INCOME PRODUCING SECURITY.
** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.
(a) STEP BOND - COUPON RATE INCREASES IN INCREMENTS TO MATURITY. RATE DISCLOSED IS AS OF JUNE 30, 2005.
(b)  CONVERTIBLE BOND.
(c) SECURITY MAY BE OFFERED AND SOLD TO QUALIFIED INSTITUTIONAL BUYERS UNDER RULE 144A OF THE SECURITIES ACT OF 1933.
(d)  ZERO COUPON SECURITY - RATE DISCLOSED IS YIELD AS OF JUNE 30, 2005.
(e)  FLOATING / VARIABLE RATE BOND. RATE DISCLOSED IS AS OF JUNE 30, 2005.
(f) SECURITY VALUED AT FAIR VALUE. AT JUNE 30, 2005, THE PORTFOLIO HELD $38,552 OF FAIR VALUED SECURITIES, REPRESENTING 0.3% OF NET ASSETS.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 (UNAUDITED)

                                                                ROSZEL/LORD     ROSZEL/ALLIANZ    ROSZEL/LORD        ROSZEL/
                                                                   ABBETT        CCM CAPITAL       ABBETT MID      SELIGMAN MID
                                                                 AFFILIATED      APPRECIATION      CAP VALUE        CAP GROWTH
                                                                  PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                               --------------   --------------   --------------   --------------
ASSETS:
Investments, at cost                                           $   36,474,875   $  150,907,796   $  132,792,438   $   53,068,510
                                                               --------------   --------------   --------------   --------------
Investments, at value                                              36,783,700      171,239,093      160,211,363       56,402,981
Repurchase agreements, at value                                     1,438,722        1,214,869       11,369,653        2,141,951
                                                               --------------   --------------   --------------   --------------
  Total investments, at value                                      38,222,422      172,453,962      171,581,016       58,544,932
Cash                                                                      768          838,170           16,551               --
Receivables:
  Capital shares sold                                                  34,287               --            3,439               --
  Dividends and interest                                               52,662          124,150          201,075           30,181
  Investments sold                                                    114,419        4,146,401               --           67,449
Prepaid insurance fee                                                       9               61               --               11
                                                               --------------   --------------   --------------   --------------
Total assets                                                       38,424,567      177,562,744      171,802,081       58,642,573
                                                               --------------   --------------   --------------   --------------
LIABILITIES:
Payables:
  Administrative fees                                                   8,848           28,820           35,197           10,752
  Capital shares redeemed                                              68,986          241,867        6,540,422          117,805
  Investment advisor                                                   22,198          139,610          144,943           39,108
  Investments purchased                                               245,580        4,538,506           82,591          904,305
  Transfer agent fees                                                   1,428            4,184            4,164            3,278
  Trustees' fees                                                          736              881            1,576              191
Accrued expenses                                                       21,660           41,348           36,190           19,388
                                                               --------------   --------------   --------------   --------------
Total liabilities                                                     369,436        4,995,216        6,845,083        1,094,827
                                                               --------------   --------------   --------------   --------------
NET ASSETS                                                     $   38,055,131   $  172,567,528   $  164,956,998   $   57,547,746
                                                               ==============   ==============   ==============   ==============

NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
  (unlimited shares authorized)                                $        3,356   $       13,016   $       13,232   $        4,543
Paid-in capital                                                    35,326,581      141,847,919      120,163,970       51,041,380
Accumulated undistributed
  investment income (loss)--net                                       163,425          154,796          425,700         (135,426)
Accumulated realized capital gain on
  investments--net                                                    814,222        9,005,631        5,565,518        1,160,827
Unrealized appreciation on
  investments--net                                                  1,747,547       21,546,166       38,788,578        5,476,422
                                                               --------------   --------------   --------------   --------------
NET ASSETS                                                     $   38,055,131   $  172,567,528   $  164,956,998   $   57,547,746
                                                               ==============   ==============   ==============   ==============
SHARES OUTSTANDING                                                  3,355,634       13,015,910       13,232,090        4,542,729
                                                               ==============   ==============   ==============   ==============
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE (NET
  ASSETS DIVIDED BY SHARES OUTSTANDING)                        $        11.34   $        13.26   $        12.47   $        12.67
                                                               ==============   ==============   ==============   ==============

See Notes to Financial Statements.

                                                               ROSZEL/ALLIANZ     ROSZEL/JP          ROSZEL/       ROSZEL/LORD
                                                                  NFJ SMALL      MORGAN SMALL       DELAWARE       ABBETT BOND
                                                                  CAP VALUE      CAP GROWTH          TREND           DEBENTURE
                                                                  PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                               --------------   --------------   --------------   --------------
ASSETS:
Investments, at cost                                           $   95,926,660   $   77,479,362   $   38,115,907   $   15,987,637
                                                               --------------   --------------   --------------   --------------
Investments, at value                                             107,659,153       82,863,087       41,105,250       15,063,561
Repurchase agreements, at value                                     4,277,725               --        1,975,041          999,369
                                                               --------------   --------------   --------------   --------------
  Total investments, at value                                     111,936,878       82,863,087       43,080,291       16,062,930
Cash                                                                    7,225              230               --              925
Receivables:
  Capital shares sold                                                  76,037               --           15,395               --
  Dividends and interest                                              171,836            6,519            5,458          207,096
  Investments sold                                                    520,471          820,819           27,190               --
Prepaid insurance fee                                                      --                8               20               --
                                                               --------------   --------------   --------------   --------------
Total assets                                                      112,712,447       83,690,663       43,128,354       16,270,951
                                                               --------------   --------------   --------------   --------------

LIABILITIES:
Payables:
  Administrative fees                                                  19,779           17,210           10,613            4,276
  Capital shares redeemed                                             480,938           94,204           97,241          931,511
  Investment advisor                                                   87,193           62,588           25,201            6,818
  Investments purchased                                               575,293          608,900          281,356          304,988
  Transfer agent fees                                                   3,673            2,340              734              599
  Trustees' fees                                                          421              538              281               56
Accrued expenses                                                       23,835           23,804           25,951           16,999
                                                               --------------   --------------   --------------   --------------
Total liabilities                                                   1,191,132          809,584          441,377        1,265,247
                                                               --------------   --------------   --------------   --------------

NET ASSETS                                                     $  111,521,315   $   82,881,079   $   42,686,977   $   15,005,704
                                                               ==============   ==============   ==============   ==============

NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
  (unlimited shares authorized)                                $        8,294   $        7,766   $        3,361   $        1,352
Paid-in capital                                                    90,130,278       73,605,444       34,217,259       14,876,662
Accumulated undistributed
  investment income (loss)--net                                     1,073,944         (345,339)        (217,302)         (15,356)
Accumulated realized capital gain
  on investments--net                                               4,298,581        4,229,483        3,719,275           67,753
Unrealized appreciation on
  investments--net                                                 16,010,218        5,383,725        4,964,384           75,293
                                                               --------------   --------------   --------------   --------------
NET ASSETS                                                     $  111,521,315   $   82,881,079   $   42,686,977   $   15,005,704
                                                               ==============   ==============   ==============   ==============

SHARES OUTSTANDING                                                  8,293,845        7,765,534        3,360,809        1,351,510
                                                               ==============   ==============   ==============   ==============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE (NET
  ASSETS DIVIDED BY SHARES OUTSTANDING)                        $        13.45   $        10.67   $        12.70   $        11.10
                                                               ==============   ==============   ==============   ==============

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                                                      ROSZEL/
                                                                ROSZEL/LORD     ROSZEL/ALLIANZ    ROSZEL/LORD        SELIGMAN
                                                                   ABBETT        CCM CAPITAL       ABBETT MID        MID CAP
                                                                 AFFILIATED      APPRECIATION      CAP VALUE          GROWTH
                                                                  PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                               --------------   --------------   --------------   --------------
INVESTMENT INCOME:
  Dividends                                                    $      342,485   $    1,036,616   $    1,251,950   $       99,697
  Interest                                                             21,542           40,051           49,205           31,182
  Less: Foreign taxes withheld                                           (722)              --           (1,469)              --
                                                               --------------   --------------   --------------   --------------
Total income                                                          363,305        1,076,667        1,299,686          130,879
                                                               --------------   --------------   --------------   --------------

EXPENSES:
Investment advisory fees                                              147,560          696,415          676,142          213,610
Administrative services                                                36,454          138,139          126,882           45,011
Professional fees                                                      13,448           27,339           25,067           14,620
Custodian fees                                                         11,025           12,808           11,931            7,743
Transfer agent fees                                                     7,378           21,762           19,886           10,052
Printing and shareholder reports                                        3,357           16,930           14,784            4,594
Trustees' fees and expenses                                             1,404            6,743            5,958            1,856
Recoupment fees                                                            --           24,854           27,301               --
Other                                                                   1,978            9,450            7,155            2,922
                                                               --------------   --------------   --------------   --------------
  Total expenses before expense
    reductions                                                        222,604          954,440          915,106          300,408
                                                               --------------   --------------   --------------   --------------
  Less: Advisory fee waivers and
    reimbursements, if any                                            (19,835)              --             (633)         (11,428)
  Less: Reductions from commission
    recapture agreements, if any                                       (2,903)         (32,595)          (3,748)         (24,257)
                                                               --------------   --------------   --------------   --------------
  Net expenses                                                        199,866          921,845          910,725          264,723
                                                               --------------   --------------   --------------   --------------
Net investment income (loss)                                          163,439          154,822          388,961         (133,844)
                                                               --------------   --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN
  (LOSS)--NET:
Realized gain on investments--net                                   1,009,905        9,084,629        6,206,182        1,287,681
Change in unrealized appreciation
  (depreciation) on investments--net                               (2,324,211)      (7,118,002)      (2,622,491)         399,127
                                                               --------------   --------------   --------------   --------------
Total realized and unrealized gain (loss)
  investments--net                                                 (1,314,306)       1,966,627        3,583,691        1,686,808
                                                               --------------   --------------   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                    $   (1,150,867)  $    2,121,449   $    3,972,652   $    1,552,964
                                                               ==============   ==============   ==============   ==============

See Notes to Financial Statements.

                                                               ROSZEL/ALLIANZ     ROSZEL/JP         ROSZEL/        ROSZEL/LORD
                                                                 NFJ SMALL       MORGAN SMALL       DELAWARE       ABBETT BOND
                                                                 CAP VALUE        CAP GROWTH         TREND          DEBENTURE
                                                                 PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                               --------------   --------------   --------------   --------------
INVESTMENT INCOME:
  Dividends                                                    $    1,500,101   $       98,971   $      120,747   $       21,165
  Interest                                                             51,990           12,589           31,058          441,489
  Less: Foreign taxes withheld                                         (9,072)            (289)             (69)              --
                                                               --------------   --------------   --------------   --------------
Total income                                                        1,543,019          111,271          151,736          462,654
                                                               --------------   --------------   --------------   --------------

EXPENSES:
Investment advisory fees                                              422,345          335,736          275,060           59,115
Administrative services                                                82,553           60,586           58,333           19,871
Professional fees                                                      20,671           18,054           17,174           11,090
Custodian fees                                                          7,590           13,589           10,071            5,494
Transfer agent fees                                                    12,421           10,602            8,090            3,720
Printing and shareholder reports                                        9,193            6,629            6,996            1,368
Trustees' fees and expenses                                             3,710            2,650            2,782              551
Recoupment fees                                                        12,516               --               --               --
Other                                                                   3,160            4,201            4,374            1,240
                                                               --------------   --------------   --------------   --------------
  Total expenses before expense
    reductions                                                        574,159          452,047          382,880          102,449
                                                               --------------   --------------   --------------   --------------
  Less: Advisory fee waivers and
    reimbursements, if any                                             (2,850)         (10,699)         (10,911)         (21,192)
  Less: Reductions from commission
    recapture agreements, if any                                      (10,126)            (551)          (2,931)              --
                                                               --------------   --------------   --------------   --------------
  Net expenses                                                        561,183          440,797          369,038           81,257
                                                               --------------   --------------   --------------   --------------
Net investment income (loss)                                          981,836         (329,526)        (217,302)         381,397
                                                               --------------   --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN
  (LOSS)--NET:
Realized gain on investments--net                                   4,507,476        4,231,620        3,745,277           44,341
Change in unrealized appreciation
  (depreciation) on investments--net                                 (430,410)      (4,598,983)      (8,359,909)        (470,671)
                                                               --------------   --------------   --------------   --------------
Total realized and unrealized gain (loss)
  investments--net                                                  4,077,066         (367,363)      (4,614,632)        (426,330)
                                                               --------------   --------------   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                    $    5,058,902   $     (696,889)  $   (4,831,934)  $      (44,933)
                                                               ==============   ==============   ==============   ==============

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          ROSZEL/ALLIANZ
                                                       ROSZEL/LORD ABBETT                   CCM CAPITAL
                                                      AFFILIATED PORTFOLIO            APPRECIATION PORTFOLIO
                                                -------------------------------   -------------------------------
                                                  SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                JUNE 30, 2005     DECEMBER 31,    JUNE 30, 2005     DECEMBER 31,
                                                 (UNAUDITED)          2004          (UNAUDITED)         2004
                                                --------------   --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income--net                          $      163,439   $      262,774   $      154,822   $      814,114
Realized gain on investments--net                    1,009,905        2,997,434        9,084,629        1,246,011
Change in unrealized appreciation
  (depreciation) investments--net                   (2,324,211)         578,406       (7,118,002)      18,721,505
                                                --------------   --------------   --------------   --------------
Net increase (decrease) in net assets
  resulting from operations                         (1,150,867)       3,838,614        2,121,449       20,781,630
                                                --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                                (262,786)        (114,791)        (814,135)              --
Realized gain--net                                  (3,156,941)      (1,220,734)      (1,315,954)      (1,267,735)
                                                --------------   --------------   --------------   --------------
Total distributions                                 (3,419,727)      (1,335,525)      (2,130,089)      (1,267,735)
                                                --------------   --------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                          5,043,741       20,512,883        3,152,347       24,937,709
Shares issued on reinvestment of
  distributions                                      3,419,727        1,335,525        2,130,089        1,267,735
Shares redeemed                                     (2,128,405)     (24,532,492)     (16,182,940)     (31,737,667)
                                                --------------   --------------   --------------   --------------
Net increase (decrease) in net assets
  derived from capital share
  transactions                                       6,335,063       (2,684,084)     (10,900,504)      (5,532,223)
                                                --------------   --------------   --------------   --------------

NET ASSETS:
Total increase (decrease) in net assets              1,764,469         (180,995)     (10,909,144)      13,981,672
Beginning of period                                 36,290,662       36,471,657      183,476,672      169,495,000
                                                --------------   --------------   --------------   --------------
End of period                                   $   38,055,131   $   36,290,662   $  172,567,528   $  183,476,672
                                                ==============   ==============   ==============   ==============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME--NET                        $      163,425   $      262,772   $      154,796   $      814,109
                                                ==============   ==============   ==============   ==============

SHARE TRANSACTIONS:
Shares sold                                            403,705        1,701,276          239,346        2,052,979
Shares issued on reinvestment of
  distributions                                        300,504          113,758          161,005          106,175
Shares redeemed                                       (170,435)      (2,004,590)      (1,231,912)      (2,635,134)
                                                --------------   --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                                          533,774         (189,556)        (831,561)        (475,980)
                                                ==============   ==============   ==============   ==============

See Notes to Financial Statements.

                                                      ROSZEL/LORD ABBETT                 ROSZEL/SELIGMAN
                                                         MID CAP VALUE                    MID CAP GROWTH
                                                           PORTFOLIO                         PORTFOLIO
                                                -------------------------------   -------------------------------
                                                  SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                JUNE 30, 2005     DECEMBER 31,    JUNE 30, 2005     DECEMBER 31,
                                                 (UNAUDITED)          2004          (UNAUDITED)         2004
                                                --------------   --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net                   $      388,961   $      660,272   $     (133,844)  $     (250,766)
Realized gain on investments--net                    6,206,182       13,436,753        1,287,681        2,598,648
Change in unrealized appreciation
  (depreciation) investments--net                   (2,622,491)      16,891,254          399,127          977,227
                                                --------------   --------------   --------------   --------------
Net increase in net assets resulting
  from operations                                    3,972,652       30,988,279        1,552,964        3,325,109
                                                --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment Income--net                                (621,312)        (799,956)              --               --
Realized gain--net                                 (13,425,129)      (5,131,975)      (2,444,296)      (1,518,069)
                                                --------------   --------------   --------------   --------------
Total distributions                                (14,046,441)      (5,931,931)      (2,444,296)      (1,518,069)
                                                --------------   --------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                         17,463,477       25,138,086       10,425,591       18,106,191
Shares issued on reinvestment of
  distributions                                     14,046,441        5,931,931        2,444,296        1,518,069
Shares redeemed                                    (13,896,313)     (35,985,307)      (4,355,955)      (4,298,660)
                                                --------------   --------------   --------------   --------------
Net increase (decrease) in net assets
  derived from capital share
  transactions                                      17,613,605       (4,915,290)       8,513,932       15,325,600
                                                --------------   --------------   --------------   --------------

NET ASSETS:
Total increase in net assets                         7,539,816       20,141,058        7,622,600       17,132,640
Beginning of period                                157,417,182      137,276,124       49,925,146       32,792,506
                                                --------------   --------------   --------------   --------------
End of period                                   $  164,956,998   $  157,417,182   $   57,547,746   $   49,925,146
                                                ==============   ==============   ==============   ==============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME (LOSS)--NET                 $      425,700   $      658,051   $     (135,426)  $       (1,582)
                                                ==============   ==============   ==============   ==============

SHARE TRANSACTIONS:
Shares sold                                          1,329,572        2,142,087          808,392        1,430,227
Shares issued on reinvestment of
  distributions                                      1,132,778          513,143          195,231          121,348
Shares redeemed                                     (1,085,970)      (3,017,587)        (338,856)        (352,871)
                                                --------------   --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                                        1,376,380         (362,357)         664,767        1,198,704
                                                ==============   ==============   ==============   ==============

See Notes to Financial Statements.

                                                        ROSZEL/ALLIANZ                   ROSZEL/JP MORGAN
                                                      NFJ SMALL CAP VALUE                    SMALL CAP
                                                          PORTFOLIO                      GROWTH PORTFOLIO
                                                -------------------------------   -------------------------------
                                                  SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                JUNE 30, 2005     DECEMBER 31,    JUNE 30, 2005     DECEMBER 31,
                                                 (UNAUDITED)          2004          (UNAUDITED)         2004
                                                --------------   --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net                   $      981,836   $    1,466,376   $     (329,526)  $     (659,143)
Realized gain on investments--net                    4,507,476        7,234,054        4,231,620       13,031,077
Change in unrealized appreciation
  (depreciation) investments--net                     (430,410)       7,228,315       (4,598,983)      (6,178,927)
                                                --------------   --------------   --------------   --------------
Net increase (decrease) in net assets
  resulting from operations                          5,058,902       15,928,745         (696,889)       6,193,007
                                                --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment Income--net                              (1,352,132)              --               --               --
Realized gain--net                                  (7,251,667)        (649,409)     (11,793,697)              --
                                                --------------   --------------   --------------   --------------
Total distributions                                 (8,603,799)        (649,409)     (11,793,697)              --
                                                --------------   --------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                         16,092,441       42,772,932       14,649,249        6,067,229
Shares issued on reinvestment of
  distributions                                      8,603,799          649,409       11,793,697               --
Shares redeemed                                     (6,586,383)     (24,727,175)      (4,753,060)     (11,974,471)
                                                --------------   --------------   --------------   --------------
Net increase (decrease) in net assets
  derived from capital share
  transactions                                      18,109,857       18,695,166       21,689,886       (5,907,242)
                                                --------------   --------------   --------------   --------------

NET ASSETS:
Total increase in net assets                        14,564,960       33,974,502        9,199,300          285,765
Beginning of period                                 96,956,355       62,981,853       73,681,779       73,396,014
                                                --------------   --------------   --------------   --------------
End of period                                   $  111,521,315   $   96,956,355   $   82,881,079   $   73,681,779
                                                ==============   ==============   ==============   ==============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME (LOSS)--NET                 $    1,073,944   $    1,444,240   $     (345,339)  $      (15,813)
                                                ==============   ==============   ==============   ==============

SHARE TRANSACTIONS:
Shares sold                                          1,164,631        3,426,708        1,231,207          515,272
Shares issued on reinvestment of
  distributions                                        647,876           53,013        1,130,748               --
Shares redeemed                                       (473,344)      (2,016,959)        (399,522)      (1,011,985)
                                                --------------   --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                                        1,339,163        1,462,762        1,962,433         (496,713)
                                                ==============   ==============   ==============   ==============

See Notes to Financial Statements.

                                                                                        ROSZEL/LORD ABBETT
                                                        ROSZEL/DELAWARE                   BOND DEBENTURE
                                                        TREND PORTFOLIO                      PORTFOLIO
                                                -------------------------------   -------------------------------
                                                  SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                JUNE 30, 2005     DECEMBER 31,    JUNE 30, 2005     DECEMBER 31,
                                                 (UNAUDITED)          2004          (UNAUDITED)         2004
                                                --------------   --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net                   $     (217,302)  $     (530,863)  $      381,397   $      789,287
Realized gain on investments--net                    3,745,277        1,128,398           44,341          384,194
Change in unrealized appreciation
  (depreciation) investments--net                   (8,359,909)       7,291,753         (470,671)         (32,831)
                                                --------------   --------------   --------------   --------------
Net increase (decrease) in net assets
  resulting from operations                         (4,831,934)       7,889,288          (44,933)       1,140,650
                                                --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment Income--net                                      --               --         (467,168)        (735,391)
Realized gain--net                                    (904,551)      (1,121,371)        (318,510)         (89,220)
                                                --------------   --------------   --------------   --------------
Total distributions                                   (904,551)      (1,121,371)        (785,678)        (824,611)
                                                --------------   --------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                          2,161,201       15,219,576        2,923,402        4,952,077
Shares issued on reinvestment of
  distributions                                        904,551        1,121,371          785,678          824,611
Shares redeemed                                    (33,876,963)     (12,520,964)      (2,732,768)      (8,026,535)
                                                --------------   --------------   --------------   --------------
Net increase (decrease) in net assets
  derived from capital
  share transactions                               (30,811,211)       3,819,983          976,312       (2,249,847)
                                                --------------   --------------   --------------   --------------

NET ASSETS:
Total increase (decrease) in net assets            (36,547,696)      10,587,900          145,701       (1,933,808)
Beginning of period                                 79,234,673       68,646,773       14,860,003       16,793,811
                                                --------------   --------------   --------------   --------------
End of period                                   $   42,686,977   $   79,234,673   $   15,005,704   $   14,860,003
                                                ==============   ==============   ==============   ==============
NET ASSETS INCLUDE UNDISTRIBUTED
  INVESTMENT INCOME (LOSS)--NET                 $     (217,302)  $           --   $      (15,356)  $       70,415
                                                ==============   ==============   ==============   ==============

SHARE TRANSACTIONS:
Shares sold                                            169,248        1,177,281          258,323          434,106
Shares issued on reinvestment of
  distributions                                         72,538           87,539           69,958           73,195
Shares redeemed                                     (2,698,073)        (988,481)        (242,129)        (704,936)
                                                --------------   --------------   --------------   --------------
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING                                       (2,456,287)         276,339           86,152         (197,635)
                                                ==============   ==============   ==============   ==============

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS AND ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL PERFORMANCE OF THE PORTFOLIOS SINCE INCEPTION. PER SHARE OPERATING PERFORMANCE REFLECTS FINANCIAL RESULTS FOR A SINGLE PORTFOLIO SHARE. TOTAL RETURN REPRESENTS THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE PORTFOLIOS (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS).

                                                                                           ROSZEL/LORD ABBETT
                                                                                          AFFILIATED PORTFOLIO
                                                                         -----------------------------------------------------
                                                                           SIX MONTHS             YEAR              MAY 1,
                                                                             ENDED               ENDED             2003* TO
                                                                         JUNE 30, 2005        DECEMBER 31,       DECEMBER 31,
                                                                          (UNAUDITED)             2004               2003
                                                                         --------------      --------------     --------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                     $        12.86      $        12.11     $        10.00
                                                                         --------------      --------------     --------------
Investment income--net (a)(g)                                                      0.05                0.10               0.07
Realized and unrealized gain (loss) on investments--net                           (0.45)               1.21               2.04
                                                                         --------------      --------------     --------------
Total from investment operations                                                  (0.40)               1.31               2.11
                                                                         --------------      --------------     --------------
Distributions to shareholders from:
   Investment income--net                                                         (0.09)              (0.05)                --
   Realized gain--net                                                             (1.03)              (0.51)                --
                                                                         --------------      --------------     --------------
Total distributions                                                               (1.12)              (0.56)                --
                                                                         --------------      --------------     --------------
Net asset value, end of period                                           $        11.34      $        12.86     $        12.11
                                                                         ==============      ==============     ==============
TOTAL RETURN (b)                                                                  (3.14)%(c)          11.27%             21.10%(c)
                                                                         ==============      ==============     ==============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                             1.21%(d)            1.26%              1.61%(d)
Expenses net of waivers and reimbursements, if any (f)                             1.10%(d)            1.10%              1.10%(d)
Expenses net of all reductions (g)                                                 1.08%(d)            1.07%              0.80%(d)
Investment income--net before expense reductions (e)                               0.76%(d)            0.60%              0.14%(d)
Investment income--net of waivers and reimbursements,
   if any (f)                                                                      0.87%(d)            0.76%              0.65%(d)
Investment income--net of all reductions (g)                                       0.89%(d)            0.79%              0.95%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                 $       38,055      $       36,291     $       36,472
                                                                         ==============      ==============     ==============
Portfolio turnover rate                                                              23%(c)              89%                65%(c)
                                                                         ==============      ==============     ==============

                                                                                           ROSZEL/ALLIANZ CCM
                                                                                     CAPITAL APPRECIATION PORTFOLIO
                                                                         -----------------------------------------------------
                                                                           SIX MONTHS             YEAR              MAY 1,
                                                                             ENDED               ENDED             2003* TO
                                                                         JUNE 30, 2005        DECEMBER 31,       DECEMBER 31,
                                                                          (UNAUDITED)             2004               2003
                                                                         --------------      --------------     --------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                     $        13.25      $        11.83     $        10.00
                                                                         --------------      --------------     --------------
Investment income (loss)--net (a)(g)                                               0.01                0.06              (0.01)
Realized and unrealized gain on investments--net                                   0.16                1.44               1.84
                                                                         --------------      --------------     --------------
Total from investment operations                                                   0.17                1.50               1.83
                                                                         --------------      --------------     --------------
Distributions to shareholders from:
   Investment income--net                                                         (0.06)                 --                 --
   Realized gain--net                                                             (0.10)              (0.08)                --
                                                                         --------------      --------------     --------------
Total distributions                                                               (0.16)              (0.08)                --
                                                                         --------------      --------------     --------------
Net asset value, end of period                                           $        13.26      $        13.25     $        11.83
                                                                         ==============      ==============     ==============
TOTAL RETURN (b)                                                                   1.32%(c)           12.80%             18.30%(c)
                                                                         ==============      ==============     ==============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                             1.07%(d)            1.10%              1.21%(d)
Expenses net of waivers and reimbursements, if any (f)                             1.10%(d)            1.10%              1.10%(d)
Expenses net of all reductions (g)                                                 1.06%(d)            1.06%              1.01%(d)
Investment income (loss)--net before expense reductions (e)                        0.17%(d)            0.42%             (0.36)%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                                                      0.14%(d)            0.42%             (0.25)%(d)
Investment income (loss)--net of all reductions (g)                                0.18%(d)            0.46%             (0.16)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                 $      172,568      $      183,477     $      169,495
                                                                         ==============      ==============     ==============
Portfolio turnover rate                                                              72%(c)             146%               260%(c)
                                                                         ==============      ==============     ==============

See Notes to Financial Statements.

                                                                                        ROSZEL/LORD ABBETT
                                                                                      MID CAP VALUE PORTFOLIO
                                                                   ------------------------------------------------------------
                                                                     SIX MONTHS                                      JULY 1,
                                                                        ENDED                                       2002* TO
                                                                   JUNE 30, 2005       YEAR ENDED DECEMBER 31,    DECEMBER 31,
                                                                     (UNAUDITED)          2004         2003           2002
                                                                   --------------      ----------   ----------   --------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                               $        13.28      $    11.24   $     9.04   $        10.00
                                                                   --------------      ----------   ----------   --------------
Investment income--net (a)(g)                                                0.03            0.06         0.07             0.05
Realized and unrealized gain (loss) on investments--net                      0.27            2.53         2.16            (1.01)
                                                                   --------------      ----------   ----------   --------------
Total from investment operations                                             0.30            2.59         2.23            (0.96)
                                                                   --------------      ----------   ----------   --------------
Distributions to shareholders from:
   Investment income--net                                                   (0.05)          (0.07)       (0.03)              --
   Realized gain--net                                                       (1.06)          (0.48)          --               --
                                                                   --------------      ----------   ----------   --------------
Total distributions                                                         (1.11)          (0.55)       (0.03)              --
                                                                   --------------      ----------   ----------   --------------
Net asset value, end of period                                     $        12.47      $    13.28   $    11.24   $         9.04
                                                                   ==============      ==========   ==========   ==============
TOTAL RETURN (b)                                                             2.32%(c)       23.77%       24.71%           (9.60)%(c)
                                                                   ==============      ==========   ==========   ==============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                       1.12%(d)        1.15%        1.21%            1.53%(d)
Expenses net of waivers and reimbursements, if any (f)                       1.15%(d)        1.15%        1.15%            1.15%(d)
Expenses net of all reductions (g)                                           1.15%(d)        1.15%        1.14%            0.99%(d)
Investment income--net before expense reductions (e)                         0.52%(d)        0.48%        0.62%            0.61%(d)
Investment income--net of waivers and reimbursements,
   if any (f)                                                                0.49%(d)        0.48%        0.68%            0.99%(d)
Investment income--net of all reductions (g)                                 0.49%(d)        0.48%        0.69%            1.15%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $      164,957      $  157,417   $  137,276   $      105,902
                                                                   ==============      ==========   ==========   ==============
Portfolio turnover rate                                                        12%(c)          32%          47%              15%(c)
                                                                   ==============      ==========   ==========   ==============

                                                                                         ROSZEL/SELIGMAN
                                                                                     MID CAP GROWTH PORTFOLIO
                                                                   ------------------------------------------------------------
                                                                     SIX MONTHS                                      JULY 1,
                                                                        ENDED                                       2002* TO
                                                                   JUNE 30, 2005       YEAR ENDED DECEMBER 31,    DECEMBER 31,
                                                                     (UNAUDITED)          2004         2003           2002
                                                                   --------------      ----------   ----------   --------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                               $        12.87      $    12.24   $     9.18   $        10.00
                                                                   --------------      ----------   ----------   --------------
Investment loss--net (a)(g)                                                 (0.03)          (0.07)       (0.06)           (0.02)
Realized and unrealized gain (loss) on investments--net                      0.39            1.11         3.12            (0.80)
                                                                   --------------      ----------   ----------   --------------
Total from investment operations                                             0.36            1.04         3.06            (0.82)
                                                                   --------------      ----------   ----------   --------------
Distributions to shareholders from realized gain--net                       (0.56)          (0.41)          --               --
                                                                   --------------      ----------   ----------   --------------
Net asset value, end of period                                     $        12.67      $    12.87   $    12.24   $         9.18
                                                                   ==============      ==========   ==========   ==============
TOTAL RETURN (b)                                                             2.86%(c)        8.57%       33.33%           (8.20)%(c)
                                                                   ==============      ==========   ==========   ==============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                       1.20%(d)        1.24%        1.43%            2.29%(d)
Expenses net of waivers and reimbursements, if any (f)                       1.15%(d)        1.15%        1.15%            1.15%(d)
Expenses net of all reductions (g)                                           1.05%(d)        1.04%        1.10%            0.93%(d)
Investment loss--net before expense reductions (e)                          (0.68)%(d)      (0.78)%      (0.92)%          (1.75)%(d)
Investment loss--net of waivers and reimbursements,
   if any (f)                                                               (0.63)%(d)      (0.69)%      (0.64)%          (0.61)%(d)
Investment loss--net of all reductions (g)                                  (0.53)%(d)      (0.58)%      (0.59)%          (0.39)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $       57,548      $   49,925   $   32,793   $       14,191
                                                                   ==============      ==========   ==========   ==============
Portfolio turnover rate                                                        85%(c)         214%         144%              60%(c)
                                                                   ==============      ==========   ==========   ==============

See Notes to Financial Statements.

                                                                                     ROSZEL/ALLIANZ NFJ
                                                                                  SMALL CAP VALUE PORTFOLIO
                                                                ------------------------------------------------------------
                                                                  SIX MONTHS                                      JULY 1,
                                                                    ENDED                                        2002* TO
                                                                JUNE 30, 2005       YEAR ENDED DECEMBER 31,    DECEMBER 31,
                                                                 (UNAUDITED)           2004         2003           2002
                                                                --------------      ----------   ----------   --------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                            $        13.94      $    11.47   $     9.33   $        10.00
                                                                --------------      ----------   ----------   --------------
Investment income--net (a)(g)                                             0.14            0.25         0.20             0.09
Realized and unrealized gain (loss) on investments--net                   0.49            2.35         2.90            (0.70)
                                                                --------------      ----------   ----------   --------------
Total from investment operations                                          0.63            2.60         3.10            (0.61)
                                                                --------------      ----------   ----------   --------------
Distributions to shareholders from:
   Investment income--net                                                (0.18)             --        (0.23)           (0.06)
   Realized gain--net                                                    (0.94)          (0.13)       (0.73)              --
                                                                --------------      ----------   ----------   --------------
Total distributions                                                      (1.12)          (0.13)       (0.96)           (0.06)
                                                                --------------      ----------   ----------   --------------
Net asset value, end of period                                  $        13.45      $    13.94   $    11.47   $         9.33
                                                                ==============      ==========   ==========   ==============
TOTAL RETURN (b)                                                          4.62%(c)       22.83%       33.19%           (6.10)%(c)
                                                                ==============      ==========   ==========   ==============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                    1.13%(d)        1.17%        1.34%            1.99%(d)
Expenses net of waivers and reimbursements, if any (f)                    1.15%(d)        1.15%        1.15%            1.15%(d)
Expenses net of all reductions (g)                                        1.13%(d)        1.13%        1.05%            1.14%(d)
Investment income--net before expense reductions (e)                      1.98%(d)        2.13%        1.67%            1.13%(d)
Investment income--net of waivers and reimbursements,
   if any (f)                                                             1.96%(d)        2.15%        1.86%            1.97%(d)
Investment income--net of all reductions (g)                              1.98%(d)        2.17%        1.96%            1.98%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $      111,521      $   96,956   $   62,982   $       61,194
                                                                ==============      ==========   ==========   ==============
Portfolio turnover rate                                                     14%(c)          51%          62%               9%(c)
                                                                ==============      ==========   ==========   ==============

                                                                                      ROSZEL/JP MORGAN
                                                                                 SMALL CAP GROWTH PORTFOLIO
                                                                ------------------------------------------------------------
                                                                  SIX MONTHS                                      JULY 1,
                                                                     ENDED                                       2002* TO
                                                                JUNE 30, 2005       YEAR ENDED DECEMBER 31,    DECEMBER 31,
                                                                  (UNAUDITED)          2004         2003           2002
                                                                --------------      ----------   ----------   --------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                            $        12.70      $    11.65   $     8.50   $        10.00
                                                                --------------      ----------   ----------   --------------
Investment loss--net (a)(g)                                              (0.06)          (0.11)       (0.09)           (0.03)
Realized and unrealized gain (loss) on investments--net                  (0.20)           1.16         3.24            (1.47)
                                                                --------------      ----------   ----------   --------------
Total from investment operations                                         (0.26)           1.05         3.15            (1.50)
                                                                --------------      ----------   ----------   --------------
Distributions to shareholders from realized gain--net                    (1.77)             --           --               --
                                                                --------------      ----------   ----------   --------------
Net asset value, end of period                                  $        10.67      $    12.70   $    11.65   $         8.50
                                                                ==============      ==========   ==========   ==============
TOTAL RETURN (b)                                                         (1.70)%(c)       9.01%       37.06%          (15.00)%(c)
                                                                ==============      ==========   ==========   ==============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                    1.28%(d)        1.29%        1.39%            2.02%(d)
Expenses net of waivers and reimbursements, if any (f)                    1.25%(d)        1.25%        1.25%            1.25%(d)
Expenses net of all reductions (g)                                        1.25%(d)        1.25%        1.24%            1.25%(d)
Investment loss--net before expense reductions (e)                       (0.96)%(d)      (0.96)%      (1.09)%          (1.55)%(d)
Investment loss--net of waivers and reimbursements,
   if any (f)                                                            (0.93)%(d)      (0.92)%      (0.95)%          (0.78)%(d)
Investment loss--net of all reductions (g)                               (0.93)%(d)      (0.92)%      (0.94)%          (0.78)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $       82,881      $   73,682   $   73,396   $       44,483
                                                                ==============      ==========   ==========   ==============
Portfolio turnover rate                                                     60%(c)         111%          46%              34%(c)
                                                                ==============      ==========   ==========   ==============

See Notes to Financial Statements.

                                                                                        ROSZEL/DELAWARE
                                                                                        TREND PORTFOLIO
                                                                    ------------------------------------------------------
                                                                      SIX MONTHS             YEAR               MAY 1,
                                                                        ENDED               ENDED              2003* TO
                                                                    JUNE 30, 2005        DECEMBER 31,        DECEMBER 31,
                                                                     (UNAUDITED)             2004                2003
                                                                    --------------      --------------      --------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $        13.62      $        12.39      $        10.00
                                                                    --------------      --------------      --------------
Investment loss--net (a)(g)                                                  (0.04)              (0.09)              (0.05)
Realized and unrealized gain (loss) on investments--net                      (0.61)               1.51                2.44
                                                                    --------------      --------------      --------------
Total from investment operations                                             (0.65)               1.42                2.39
                                                                    --------------      --------------      --------------
Distributions to shareholders from realized gain--net                        (0.27)              (0.19)                 --
                                                                    --------------      --------------      --------------
Net asset value, end of period                                      $        12.70      $        13.62      $        12.39
                                                                    ==============      ==============      ==============
TOTAL RETURN (b)                                                             (4.71)%(c)          11.54%              23.90%(c)
                                                                    ==============      ==============      ==============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                        1.18%(d)            1.20%               1.36%(d)
Expenses net of waivers and reimbursements, if any (f)                        1.15%(d)            1.15%               1.15%(d)
Expenses net of all reductions (g)                                            1.14%(d)            1.14%               1.15%(d)
Investment loss--net before expense reductions (e)                           (0.71)%(d)          (0.77)%             (0.92)%(d)
Investment loss--net of waivers and reimbursements,
   if any (f)                                                                (0.68)%(d)          (0.72)%             (0.71)%(d)
Investment loss--net of all reductions (g)                                   (0.67)%(d)          (0.71)%             (0.71)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $       42,687      $       79,235      $       68,647
                                                                    ==============      ==============      ==============
Portfolio turnover rate                                                         28%(c)              48%                114%(c)
                                                                    ==============      ==============      ==============

                                                                                        ROSZEL/LORD ABBETT
                                                                                     BOND DEBENTURE PORTFOLIO
                                                                   ------------------------------------------------------------
                                                                     SIX MONTHS                                      JULY 1,
                                                                        ENDED                                       2002* TO
                                                                   JUNE 30, 2005       YEAR ENDED DECEMBER 31,    DECEMBER 31,
                                                                     (UNAUDITED)          2004         2003           2002
                                                                   --------------      ----------   ----------   --------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                               $        11.74      $    11.48   $    10.38   $        10.00
                                                                   --------------      ----------   ----------   --------------
Investment income--net (a)(g)                                                0.29            0.60         0.64             0.27
Realized and unrealized gain (loss) on investments--net                     (0.40)           0.35         1.08             0.30
                                                                   --------------      ----------   ----------   --------------
Total from investment operations                                            (0.11)           0.95         1.72             0.57
                                                                   --------------      ----------   ----------   --------------
Distributions to shareholders from:
   Investment income--net                                                   (0.30)          (0.62)       (0.61)           (0.19)
   Realized gain--net                                                       (0.23)          (0.07)       (0.01)              --
                                                                   --------------      ----------   ----------   --------------
Total distributions                                                         (0.53)          (0.69)       (0.62)           (0.19)
                                                                   --------------      ----------   ----------   --------------
Net asset value, end of period                                     $        11.10      $    11.74   $    11.48   $        10.38
                                                                   ==============      ==========   ==========   ==============
TOTAL RETURN (b)                                                            (0.42)%(c)       8.14%       17.02%            5.74%(c)
                                                                   ==============      ==========   ==========   ==============
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                                       1.39%(d)        1.47%        2.15%           13.76%(d)
Expenses net of waivers and reimbursements, if any (f)                       1.10%(d)        1.10%        1.10%            1.10%(d)
Expenses net of all reductions (g)                                           1.10%(d)        1.10%        1.10%            1.10%(d)
Investment income (loss)--net before expense reductions (e)                  4.87%(d)        4.93%        4.72%           (7.40)%(d)
Investment income--net of waivers and reimbursements,
   if any (f)                                                                5.16%(d)        5.30%        5.77%            5.26%(d)
Investment income--net of all reductions (g)                                 5.16%(d)        5.30%        5.77%            5.26%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $       15,006      $   14,860   $   16,794   $        1,726
                                                                   ==============      ==========   ==========   ==============
Portfolio turnover rate                                                        26%(c)          87%          63%              22%(c)
                                                                   ==============      ==========   ==========   ==============

See Notes to Financial Statements.

----------
NOTES TO FINANCIAL HIGHLIGHTS:

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

(a)  BASED ON AVERAGE SHARES OUTSTANDING DURING THE RESPECTIVE PERIODS.

(b) TOTAL RETURNS ARE BASED ON CHANGES IN NET ASSET VALUES FOR THE PERIODS SHOWN, AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS (IF ANY) FOR THE PORTFOLIO AT NET ASSET VALUE ON THE EX-DIVIDEND DATE. TOTAL RETURNS INCLUDE THE EFFECT OF EXPENSE REDUCTIONS RESULTING FROM ADVISORY FEE WAIVERS, EXPENSE REIMBURSEMENTS IN EXCESS OF EXPENSE LIMITATIONS AND COMMISSION RECAPTURE AGREEMENTS (IF ANY). TOTAL RETURNS WOULD HAVE BEEN LOWER WITHOUT EXPENSE REDUCTIONS. TOTAL RETURNS DO NOT INCLUDE INSURANCE COMPANY SEPARATE ACCOUNT RELATED FEES AND EXPENSES. SUCH FEES AND EXPENSES WOULD REDUCE THE OVERALL RETURNS SHOWN. PAST RESULTS SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. TOTAL RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SUCH THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(c)  NOT ANNUALIZED.

(d)  ANNUALIZED.

(e) DOES NOT INCLUDE ADVISORY WAIVERS, EXPENSE REIMBURSEMENTS OR EXPENSE REDUCTIONS FROM COMMISSION RECAPTURE AGREEMENTS.

(f) INCLUDES ADVISORY WAIVERS AND EXPENSE REIMBURSEMENTS AND EXCLUDES EXPENSE REDUCTIONS FROM COMMISSION RECAPTURE AGREEMENTS, IF ANY.

(g) INCLUDES ADVISORY WAIVERS, EXPENSE REIMBURSEMENTS AND EXPENSE REDUCTIONS FROM COMMISSION RECAPTURE AGREEMENTS, IF ANY.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES:

   MLIG Variable Insurance Trust (the "Trust") is a business trust organized in the state of Delaware. It is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Trust is comprised of twenty-four separate investment portfolios (the "Portfolios"), each of which is, in effect, a separate mutual fund. Eight Portfolios are included in this annual report consisting of Roszel/Lord Abbett Affiliated Portfolio, Roszel/Allianz CCM Capital Appreciation Portfolio (formerly Roszel/PIMCO CCM Capital Appreciation Portfolio), Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/Allianz NFJ Small Cap Value Portfolio (formerly Roszel/PIMCO Small Cap Value Portfolio), Roszel/JP Morgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio and Roszel/Lord Abbett Bond Debenture Portfolio. Each Portfolio currently offers one class of shares to one or more separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML&Co."), and affiliates of Roszel Advisors, LLC (the "Advisor")), as funding vehicles for certain variable annuity and variable life insurance contracts. The Trust does not offer its shares directly to the public. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires management to make certain estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust.

   (a) VALUATION OF INVESTMENTS--Portfolio securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or the official closing price on the NASDAQ on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices and securities traded on a foreign exchange are valued at the official bid price. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the administrator (J.P. Morgan Investor Services Co.) if those prices are considered by the administrator to be representative of market values as of the close of business of the New York Stock Exchange; debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Securities and other assets, including those for which a pricing service supplies no quotations or quotations are not considered by the administrator to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees of the Trust. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business in the New York Stock Exchange ("NYSE"). The values of such securities are determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of a Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees.

   (b) REPURCHASE AGREEMENTS--Some of the Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve System and on the Federal Reserve Bank of New York's list of reporting dealers. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, the Portfolio may suffer a loss. Securities purchased under repurchase agreements may be held with other custodial banks under tri-party arrangements.

   (c) FOREIGN CURRENCY TRANSACTIONS--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

   (d) SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

   (e) EXPENSES--Certain expenses have been allocated to the individual Portfolios of the Trust on a pro rata basis based upon the respective aggregate net asset value of each Portfolio of the Trust.

   (f) DIVIDENDS AND DISTRIBUTIONS--Each Portfolio except Roszel/Lord Abbett Bond Debenture Portfolio, intends to distribute at least annually to shareholders substantially all of its net investment income. Roszel/Lord Abbett Bond Debenture Portfolio declares and pays dividends from net investment income each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

   (g) OFFERING COSTS--Offering costs are capitalized and amortized over twelve months.

   (h) TAXES--Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no Federal income tax provision is required. Income and capital gains derived from sources outside the United States may be subject to foreign withholding and other taxes.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

   The Trust has entered into a Management Agreement with the Advisor. For the six months ended June 30, 2005, the annual investment advisory fees as a percentage of average daily net assets were as follows:

  PORTFOLIO                                                                                ADVISORY FEE
  -----------------------------------------------------------------------------------------------------
  Roszel/Lord Abbett Affiliated Portfolio                                                     0.80%
  Roszel/Allianz CCM Capital Appreciation Portfolio                                           0.80%
  Roszel/Lord Abbett Mid Cap Value Portfolio                                                  0.85%
  Roszel/Seligman Mid Cap Growth Portfolio                                                    0.85%
  Roszel/Allianz NFJ Small Cap Value Portfolio                                                0.85%
  Roszel/JP Morgan Small Cap Growth Portfolio                                                 0.95%
  Roszel/Delaware Trend Portfolio                                                             0.85%
  Roszel/Lord Abbett Bond Debenture Portfolio                                                 0.80%

   For the ended June 30, 2005, the following Portfolios placed a portion of their portfolio transactions with brokerage firms, which are affiliates of the
Advisor:

                                                                                            COMMISSIONS
  PORTFOLIO                                                            BROKER                   PAID
  -----------------------------------------------------------------------------------------------------
  Roszel/Lord Abbett Affiliated Portfolio                       Merrill Lynch & Co.           $  3,406
                                                                Citation Financial Group         4,477
  Roszel/Allianz CCM Capital Appreciation Portfolio             Merrill Lynch & Co.                950
                                                                Citation Financial Group        43,644
  Roszel/Lord Abbett Mid Cap Value Portfolio                    Merrill Lynch & Co.              3,284
                                                                Citation Financial Group         3,712
  Roszel/Seligman Mid Cap Growth Portfolio                      Merrill Lynch & Co.             34,878
  Roszel/Allianz NFJ Small Cap Value Portfolio                  Merrill Lynch & Co.                200
                                                                Citation Financial Group        16,204
  Roszel/JP Morgan Small Cap Growth Portfolio                   Merrill Lynch & Co.              1,830
  Roszel/Delaware Trend Portfolio                               Merrill Lynch & Co.              2,836
                                                                Citation Financial Group        11,234

   A portion of the brokerage commissions on portfolio transactions directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Advisor, were used to reduce certain portfolio expenses as follows:

                                                                                               EXPENSE
  PORTFOLIO                                                                                  REDUCTIONS
  -----------------------------------------------------------------------------------------------------
  Roszel/Lord Abbett Affiliated Portfolio                                                     $  2,903
  Roszel/Allianz CCM Capital Appreciation Portfolio                                             32,595
  Roszel/Lord Abbett Mid Cap Value Portfolio                                                     3,748
  Roszel/Seligman Mid Cap Growth Portfolio                                                      24,257
  Roszel/Allianz NFJ Small Cap Value Portfolio                                                  10,126
  Roszel/JP Morgan Small Cap Growth Portfolio                                                      551
  Roszel/Delaware Trend Portfolio                                                                2,931

   Financial Data Services, Inc. ("FDS"), an affiliate of the Advisor, is the Trust's transfer agent. FDS is entitled to receive from each Portfolio a monthly fee at an annual rate based on average daily net assets according to the following schedule:

  AVERAGE DAILY NET ASSETS                                                           ANNUAL FEE OR RATE
  -----------------------------------------------------------------------------------------------------
  Up to $15,000,000                                                                       $ 7,500
  Above $15,000,000 - $25,000,000                                                           0.050%
  Above $25,000,000 - $50,000,000                                                           0.040%
  Above $50,000,000 - $75,000,000                                                           0.030%
  Above $75,000,000                                                                         0.025%

   The Trust's distributor is MLPF&S, an affiliate of the Advisor.

   Certain officers and/or trustees of the Trust are officers and/or directors of the Advisor, MLLIC, MLLICNY, MLPF&S and Merrill Lynch Insurance Group, Inc.

3. INVESTMENTS:

   Purchases and sales of investments, excluding short-term securities of the Portfolios, for the six months ended June 30, 2005 were as follows:

  PORTFOLIO                                                                PURCHASES          SALES
  -----------------------------------------------------------------------------------------------------
  Roszel/Lord Abbett Affiliated Portfolio                                $  10,997,706    $   8,189,554
  Roszel/Allianz CCM Capital Appreciation Portfolio                        125,513,034      139,210,514
  Roszel/Lord Abbett Mid Cap Value Portfolio                                20,605,199       18,601,080

  PORTFOLIO                                                                 PURCHASES         SALES
  -----------------------------------------------------------------------------------------------------
  Roszel/Seligman Mid Cap Growth Portfolio                               $  49,583,410    $  41,807,763
  Roszel/Allianz NFJ Small Cap Value Portfolio                              23,795,347       13,281,611
  Roszel/JP Morgan Small Cap Growth Portfolio                               51,104,916       42,879,808
  Roszel/Delaware Trend Portfolio                                           17,239,110       47,127,028
  Roszel/Lord Abbett Bond Debenture Portfolio                                4,889,855        3,671,487

   As of June 30, 2005, the gross unrealized appreciation (depreciation) on investments based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                 GROSS         GROSS           NET
                                                               UNREALIZED    UNREALIZED     UNREALIZED
  PORTFOLIO                                         COST      APPRECIATION  DEPRECIATION   APPRECIATION
  -----------------------------------------------------------------------------------------------------
  Roszel/Lord Affiliated Portfolio             $  36,670,507  $  2,606,064  $ (1,054,149)  $  1,551,915
  Roszel/Allianz CCM Capital Appreciation
    Portfolio                                    150,986,783    23,382,301    (1,915,122)    21,467,179
  Roszel/Lord Abbett Mid Cap Value Portfolio     133,386,325    40,529,734    (2,335,043)    38,194,691
  Roszel/Seligman Mid Cap Growth Portfolio        53,195,326     6,037,657      (688,051)     5,349,606
  Roszel/Allianz NFJ Small Cap Value Portfolio    96,013,958    17,504,006    (1,581,086)    15,922,920
  Roszel/JP Morgan Small Cap Growth Portfolio     77,481,480     8,694,399    (3,312,792)     5,381,607
  Roszel/Delaware Trend Portfolio                 38,141,872     7,075,147    (2,136,728)     4,938,419
  Roszel/Lord Abbett Bond Debenture Portfolio     15,991,955       471,628      (400,653)        70,975

4. EXPENSE LIMITATION:

   The Trust and the Advisor have entered into an expense limitation agreement whereby the Advisor agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets:

                                                                                         VOLUNTARY
  PORTFOLIO                                                                         EXPENSE LIMITATIONS
  -----------------------------------------------------------------------------------------------------
  Roszel/Lord Abbett Affiliated Portfolio                                                  1.10%
  Roszel/Allianz CCM Capital Appreciation Portfolio                                        1.10%
  Roszel/Lord Abbett Mid Cap Value Portfolio                                               1.15%
  Roszel/Seligman Mid Cap Growth Portfolio                                                 1.15%
  Roszel/Allianz NFJ Small Cap Value Portfolio                                             1.15%
  Roszel/JP Morgan Small Cap Growth Portfolio                                              1.25%
  Roszel/Delaware Trend Portfolio                                                          1.15%
  Roszel/Lord Abbett Bond Debenture Portfolio                                              1.10%

   The expense limitation is effected by waivers by the Advisor of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended June 30, 2005 advisory fee waivers and expense reimbursements were as follows:

                                                                              ADVISORY
                                                                                FEES         EXPENSE
  PORTFOLIO                                                                    WAIVED     REIMBURSEMENT
  -----------------------------------------------------------------------------------------------------
  Roszel/Lord Abbett Affiliated Portfolio                                     $ 19,835        $ --
  Roszel/Lord Abbett Mid Cap Value Portfolio                                       633          --
  Roszel/Seligman Mid Cap Growth Portfolio                                      11,428          --
  Roszel/Allianz NFJ Small Cap Value Portfolio                                   2,850          --
  Roszel/JP Morgan Small Cap Growth Portfolio                                   10,699          --
  Roszel/Delaware Trend Portfolio                                               10,911          --
  Roszel/Lord Abbett Bond Debenture Portfolio                                   21,192          --

   In any year which the total assets of a Portfolio are greater than $50 million and its estimated total annual operating expenses are less than the expense limitations specified above, the Advisor may be entitled to a reimbursement by such Portfolio, of advisory fees waived and expenses reimbursed pursuant to the expense limitation agreement. The maximum amount of such reimbursement shall equal the sum of all advisory fees waived and expense reimbursements remitted to the Portfolio during the previous three fiscal years. During the six months ended June 30, 2005, the Advisor received no reimbursement. As of June 30, 2005 the maximum amounts recoverable by the Advisor under the expense limitation agreement were as follows:

                                                              AMOUNT ELIGIBLE THROUGH            TOTAL
                                                        ---------------------------------     ELIGIBLE FOR
  PORTFOLIO                                                2005        2006        2007      REIMBURSEMENT
  --------------------------------------------------------------------------------------------------------
  Roszel/Lord Abbett Affiliated Portfolio               $      --    $ 60,517    $ 54,408      $ 114,925
  Roszel/Allianz CCM Capital Appreciation Portfolio            --      24,854          --         24,854
  Roszel/Lord Abbett Mid Cap Value Portfolio              126,650      72,855          --        199,505
  Roszel/Seligman Mid Cap Growth Portfolio                 61,841      57,848      40,373        160,062
  Roszel/Allianz NFJ Small Cap Value Portfolio            132,673      95,500      15,713        243,886
  Roszel/JP Morgan Small Cap Growth Portfolio             140,466      78,029      25,120        243,615
  Roszel/Delaware Trend Portfolio                              --      43,329      34,073         77,402
  Roszel/Lord Abbett Bond Debenture Portfolio              49,008      66,604      55,305        170,917


See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

   The Board meets on a quarterly basis to review the ongoing operations of the Trust and, at each meeting, considers matters bearing on (1) the Management Agreements between the Trust and Roszel Advisors, LLC ("Roszel Advisors"), and
(2) the Sub-Advisory Agreements between Roszel Advisors and the Sub-Advisers to the Portfolios. The independent trustees meet frequently in executive session and are advised by independent legal counsel selected by the independent trustees.

   During the six month period ended June 30, 2005 covered by this semi-annual report, the Board considered the following Management Agreements and Sub-Advisory Agreements:

   - At a meeting of the Board held in-person on March 11, 2005, the Board, including all of the independent trustees with the assistance of their independent counsel, considered (1) the continuance of the Management Agreements with respect to each Portfolio, and (2) the continuance of the Sub-Advisory Agreements with respect to each Portfolio;

   At those meetings, the Board evaluated, among other things, written information provided by Roszel Advisors and each Sub-Adviser, as well as answers to questions posed by the Board to representatives of Roszel Advisors. In response to specific requests from the independent trustees, Roszel Advisors and the Sub-Advisers furnished information concerning a variety of aspects of the operation of the Portfolios including, (1) detail concerning the nature, extent and quality of the services provided by Roszel Advisors and the Sub-Advisers,
(2) the investment performance of the Portfolios, (3) the advisory fees, sub-advisory fees and total expenses of the Portfolios, (4) an assessment as to whether any economies of scale existed in connection with the operation of the Portfolios, and (5) information concerning costs of services provided to the Portfolios and the profitability to Roszel Advisors and the Sub-Advisers of providing such services, including any direct or indirect benefits (such as soft dollars) enjoyed by Roszel Advisors, the Sub-Advisers or their respective affiliates as a result of its relationship with the Trust. In addition, the Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed information for the Portfolios, including fee, expense and performance information. This report also ranked each Portfolio with a group compiled by the independent consultant consisting of a selected group of comparable funds ("Comparable Group"), and a group compiled by the independent consultant consisting of all of the competitors of each Portfolio in the variable insurance sector based on investment style ("Competitor Group").

   Below is a discussion of the information considered by the Board, as well as the Board's conclusions with respect to the Management Agreements and Sub-Advisory Agreements presented to the Board for its approval at those meetings.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY ROSZEL ADVISORS AND THE SUB-ADVISERS

   ROSZEL ADVISORS

   The Board, including the independent trustees, considered the nature, quality and extent of services provided by Roszel Advisors to the Trust and each of the Portfolios. In making its evaluation with respect to the Management Agreements, the Board considered that under the Management Agreements, Roszel Advisors is the investment manager of the Trust and of each of the Portfolios. As the investment manager, subject to the supervision and approval of the Board, Roszel Advisors is responsible for the overall management of the Trust and for retaining Sub-Advisers to manage the assets of each Portfolio according to its investment objective, strategies, and restrictions. As part of those responsibilities and duties, Roszel Advisors or a Sub-Adviser determines what investments should be purchased and sold, and places orders for all such purchases and sales, on behalf of the Portfolios. The Board concluded that it was satisfied with the nature, quality and extent of the services provided by Roszel Advisors under the Management Agreements and that there was a reasonable basis on which to conclude that Roszel Advisors would continue to provide high quality investment management services to the Portfolios.

   SUB-ADVISERS

   The Board, including the independent trustees, considered the nature, quality and extent of services provided by each of the Sub-Advisers to the Portfolios. In making its evaluation with respect to the Sub-Advisory Agreements, the Board considered that under each Sub-Advisory Agreement, the respective Sub-Adviser is responsible for managing the investment operations and the composition of the Portfolio which it advises, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio's investment objective and strategies as stated in the Trust's Prospectuses and statement of additional information, as from time to time in effect. In connection with these responsibilities and duties, the Board considered the fact that each Sub-Adviser is responsible for (1) providing investment research and supervision of each Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets; (2) furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that its Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request; (3) apprising the Trust of important developments materially affecting its Portfolio and furnishing the Trust from time to time such information as it may believe appropriate for this purpose; and (4) implementing all purchases and sales of investments for the Portfolio it advises in a manner consistent with its policies.

   With respect to each Portfolio, the Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Sub-Adviser under the respective Sub-Advisory Agreement, and concluded that there was a reasonable basis on which to conclude that the Sub-Adviser would continue to provide high quality investment sub-advisory services to the Portfolio.

INVESTMENT PERFORMANCE

   The Board, including the independent trustees, reviewed information provided by Roszel Advisors with respect each Portfolio's performance compared to its benchmark Index for the one year period ended December 31, 2004, and the period covering the Portfolio's inception date through December 31, 2004. The Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed performance information for the Portfolios that ranked each Portfolio with its Comparable Group and its Competitor Group. The Board was also provided with statistics for the benchmark returns for various broad market indicators. For each of the Portfolios listed below, the Board concluded that continuation of the agreements was appropriate in light of the limited operating history of each Portfolio, the relatively small asset sizes of the Portfolios, the steps taken by Roszel Advisors to monitor and improve performance (including recommending certain Sub-Adviser changes). The benchmark and peer group comparisons for the various funds are summarized below.

   ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO

   The Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one year period ended December 31, 2004 and for the period since the Portfolio's inception. For the one year period ended December 31, 2004, the Portfolio ranked in the 5th quintile relative to its Comparable Group, and the 3rd quintile relative to its Competitor Group. The Board also noted that the Sub-Adviser's investment approach was more conservative than the approach of most managers in the Comparable Group and the Competitor Group.

   ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO

   The Portfolio outperformed its benchmark, the Russell 1000 Index, for the one year period ended December 31, 2004 and underperformed its benchmark for the period since the Portfolio's inception. For the one and two year periods ended December 31, 2004, the Portfolio ranked in the 3rd quintiles relative to its Comparable Group, and the 3rd quintiles relative to its Competitor Group.

   ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO

   The Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the one year period ended December 31, 2004 and underperformed its benchmark for the period since the Portfolio's inception. For the one and two year periods ended December 31, 2004, the Portfolio ranked in the 1st and 5th quintiles, respectively, relative to its Comparable Group, and the 1st and 5th quintiles, respectively, relative to its Competitor Group. The Board noted that the performance of the Portfolio improved relative to its benchmark in the year-to-date and 1-year return periods.

   ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO

   The Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one year period ended December 31, 2004 and for the period since the Portfolio's inception. For the one and two year periods ended December 31, 2004, the Portfolio ranked in the 5th and 5th quintiles, respectively, relative to its Comparable Group, and the 5th and 5th quintiles, respectively, relative to its Competitor Group.

   ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO

   The Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one year period ended December 31, 2004 and for the period since the Portfolio's inception. For the one and two year periods ended December 31, 2004, the Portfolio ranked in the 2nd and 4th quintiles, respectively, relative to its Competitor Group. Rankings relative to the Portfolio's Comparable Group were not available due to the small number of peer funds composing the Comparable Group.

   ROSZEL/JP MORGAN SMALL CAP GROWTH PORTFOLIO

   The Portfolio underperformed its benchmark, the S&P Small Cap 600/Barra Growth Index, for the one year period ended December 31, 2004 and for the period since the Portfolio's inception. For the one and two year periods ended December 31, 2004, the Portfolio ranked in the 4th and 4th quintiles, respectively, relative to its Comparable Group, and the 4th and 4th quintiles, respectively, relative to its Competitor Group.

   ROSZEL/DELAWARE TREND PORTFOLIO

   The Portfolio underperformed its benchmark, the Russell 2500 Growth Index, for the one year period ended December 31, 2004 and for the period since the Portfolio's inception. For the one year period ended December 31, 2004, the Portfolio ranked in the 3rd quintile relative to its Comparable Group, and the 3rd quintile relative to its Competitor Group. The Board noted that the performance of the Portfolio improved relative to its benchmark in the year-to-date and 1-year return periods.

   ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO

   The Portfolio underperformed its benchmark, the Merrill Lynch U.S. High Yield Master Bond II Index, for the one year period ended December 31, 2004 and for the period since the Portfolio's inception. For the one and two year periods ended December 31, 2004, the Portfolio ranked in the 5th and 5th quintiles, respectively, relative to its Comparable Group, and the 5th and 5th quintiles, respectively, relative to its Competitor Group.

ADVISORY FEES, SUB-ADVISORY FEES AND TOTAL EXPENSES

   The Board, including the independent trustees, considered the advisory fee paid by each Portfolio to Roszel Advisors, as well as the sub-advisory fees paid by Roszel Advisors to the Sub-Advisors. To assist the Board in its evaluation, the Board reviewed information contained in a report prepared by an independent consultant that consisted of detailed information for the Portfolios, including contractual management fees, actual management fees, non-management expenses and total operating expenses, and ranked each Portfolio against its Comparable Group and Competitor Group.

   The Board noted that each Portfolio's contractual management fees and actual total expenses were greater than the median contractual management fees and median actual total expenses of its peer group. However, significant consideration also given to the fact that Roszel Advisors has entered into an expense limitation agreement with the Trust, effective through April 30, 2006 (the "Expense Limitation Agreement"), whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed certain limits. The Board also noted that the net asset levels of the Portfolios were generally at the lower end of the net asset range for the Comparable Group and the Competitor Group.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

   The Board, including the independent trustees, reviewed information provided by Roszel Advisors with respect to the costs of services provided by Roszel Advisors and the estimated profit or loss to Roszel Advisors in providing such services. The information was provided on a Portfolio-by-Portfolio basis and an overall Trust basis. Roszel Advisors estimated that it has lost money on the operation of the Trust on an overall basis and that it estimated a loss for all but three of the Portfolios (the Roszel/Lord Abbett Mid Cap Value Portfolio, the Roszel/JP Morgan Small Cap Growth Portfolio and the Roszel/Allianz CCM Capital Appreciation Portfolio). Significant consideration was also given to the fact that Roszel Advisors has entered into the Expense Limitation Agreement with the Trust, whereby through April 30, 2006, Roszel Advisors agrees to reimburse each Portfolio for certain fees and expenses to the extent total operating expenses exceed certain limits. The Board concluded that the level of profitability of a Sub-Adviser is not as significant as the profitability of Roszel Advisors because Roszel Advisors compensates the Sub-Advisers out of its management fee. In addition, the Board considered that any Sub-Adviser profit is likely to be relatively modest in light of the net asset levels of the Portfolios. The Board also noted that there is an arm's length negotiation between Roszel Advisors and an unaffiliated Sub-Adviser.

   The Board also reviewed information provided by Roszel Advisors and each Sub-Adviser with respect to any indirect benefits the Sub-Adviser receives as a result of its relationship with the Portfolio. The Board considered each Sub-Adviser's brokerage policies, including any benefits received from soft dollar arrangements. The Board also considered that Sub-Advisers may receive intangible benefits, such as enhanced name recognition. The Board concluded that the benefits derived by the Sub-Advisers were reasonable and consistent with the types of benefits generally derived by Sub-Advisers to mutual funds.

ECONOMIES OF SCALE

   The Board, including the independent trustees, considered whether the Trust has benefited from economies of scale and whether there is potential for future realization of economies of scale with respect to the Portfolios. It was noted that although total net assets for the Portfolios have generally increased, a representative from Roszel Advisors explained that the current asset levels did not result in economies of scale to the Trust or to Roszel Advisors with respect to investment advisory fees. As noted above, Roszel Advisors estimated that it lost money on the operation of the Trust as a whole. In addition, the Board reviewed materials prepared by the independent consultant described above that showed that net assets of the Portfolios were generally at the lower end of the net asset range for the Portfolios' respective peer groups. Therefore, the Board concluded that the advisory fee structure at the advisory level with respect to the Management Agreements and the sub-advisory level with respect to the Subadvisory Agreements was reasonable and that no changes were currently necessary to reflect economies of scale.

CONCLUSIONS

   At the March 11, 2005 meeting, the Board, including the independent trustees, having requested and received such information from Roszel Advisors as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreements and the Sub-Advisory Agreements, unanimously approved the continuance of (1) the Management Agreements with respect to each Portfolio, and (2) the Sub-Advisory Agreements with respect to each Portfolio through March 31, 2006, and further approved the compensation payable to Roszel Advisers by the Trust and the compensation payable to the Sub-Advisers by Roszel Advisers with respect to each Portfolio as set forth in its respective Management Agreement and Sub-Advisory Agreement.

   The foregoing discussion is not intended to be all-inclusive. With respect to each Management Agreement and Sub-Advisory Agreement, the Board reviewed a variety of factors and considered a significant amount information, including information received on an ongoing basis at meetings of the Board and its committees. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Management Agreements and the Sub-Advisory Agreements. The approval determinations were made on the basis of each trustee's business judgment after consideration of all of the factors taken as a whole, although individual trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.

                            Intentionally Left Blank

TRUSTEES AND OFFICERS

Michael P. Cogswell
TRUSTEE AND PRESIDENT

Deborah J. Adler
TRUSTEE

Robert M. Bordeman
INDEPENDENT TRUSTEE

Kevin J. Tierney
INDEPENDENT TRUSTEE

J. David Meglen
VICE-PRESIDENT

Jerome J. Davies
TREASURER AND CHIEF FINANCIAL OFFICER

Barry G. Skolnick
SECRETARY AND CHIEF COMPLIANCE OFFICER

Frances C. Grabish
ASSISTANT SECRETARY

INVESTMENT MANAGER

Roszel Advisors, LLC
1300 Merrill Lynch Drive
Pennington, New Jersey 08534

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

CUSTODIAN

JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

ADMINISTRATOR

J.P. Morgan Investor Services Co.
73 Tremont Street
Boston, Massachusetts 02108-3913

TRANSFER AGENT

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

LEGAL COUNSEL

Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415


   Additional information about the Trust's trustees and officers is available without charge, upon request by calling the MLIG Service Center at
(800) 535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

   This report is only for distribution to shareholders of the Portfolios of MLIG Variable Insurance Trust. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of each Portfolio's shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

   The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

   The Trust's proxy voting policies and procedures and information about how the Trust voted proxies relating to securities held in the Trust's portfolios during the most recent 12-month period ended June 30 are available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or on the SEC's website at http://www.sec.gov.


MLIG Variable Insurance Trust
P.O. Box 44222
Jacksonville, Florida 32231-4222                                 # 101198RR-0605

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

        (a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

        (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's first fiscal half year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

        (a)(1) Not Applicable - See Item 2 Above.

        (b)(1) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
               Section 302 of the Sarbanes-Oxley Act of 2002 to be filed with Form N-CSR are attached hereto.

        (b)(2) Certification required by Rule 30a-2(b) under the 1940 Act and
               Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the Form N-CSR is attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MLIG Variable Insurance Trust

By:    /s/ Michael P. Cogswell
       -----------------------
       Michael P. Cogswell
       President

Date:  August 25, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Michael P. Cogswell
       -----------------------
       Michael P. Cogswell
       President

Date:  August 25, 2005

By:    /s/ Jerome J. Davies
       --------------------
       Jerome J. Davies
       Treasurer and Chief Financial Officer

Date:  August 31, 2005